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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file
number                              811-07142
-----------------------------------------------------------------

                       GENERAL ELECTRIC FUNDS
------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


              3001, SUMMER STREET,STAMFORD, CONNECTICUT, 06905
-------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


GE ASSET MANAGEMENT,3001, SUMMER STREET,STAMFORD,CONNECTICUT,06905
------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code: 800-242-0134
                                            ----------------------------

Date of fiscal year end: 09/30
                        ---------------------------

Date of reporting period: 03/31/10
                          -------------------------


ITEM 1. REPORTS TO STOCKHOLDERS


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                                   [GRAPHIC]
                                   GE Funds

                                                      Letter from the President


                                    [PHOTO]
                              Michael J. Cosgrove
                               Chairman, GE Funds

Michael J. Cosgrove
Chairman, GE Funds

DEAR SHAREHOLDER:

Attached is the semi-annual report for the GE Funds for the six-month period ended March 31, 2010. The report contains information about the performance of each GE Fund and other Fund-specific data, along with portfolio manager commentary. We have provided you with an overview of the investment markets, along with our investment outlook for the coming months.

MARKET OVERVIEW

Over the six-month period ended March 31, 2010, the sharp rise in global equity markets slowed as market participants appeared to alternate between risk-seeking activities based on improving economic indicators and risk aversion due to concerns about the withdrawal of government stimulus measures. U.S. equities (S&P 500 Index) gained 11.8% over the six-month period, while international stocks (MSCI EAFE Index) rose 3.1%, illustrating lower gains since the end of the third quarter of 2009.

As we began the final quarter of 2009, October brought mixed economic data and the first monthly losses for most market indices since the rally began in March. The S&P 500 Index and MSCI EAFE Index finished the month down 1.9% and 1.3%, respectively. Yet as the Thanksgiving holiday approached, many equity indices had climbed to their highest levels in more than a year, aided by improving economic data. In the final trading days of November, however, markets grew turbulent as news of an unfolding debt crisis in Dubai caused a global selloff in equities. There were few details at the onset of the announcement, which caused considerable market volatility. But by December, the markets had mostly shrugged off the matter, after the state-run company Dubai World received a $10 billion bailout from Abu Dhabi to avoid defaulting on a $4.1 billion bond payment. Dubai World also met with 90 banks to reschedule another $22 billion in debt. Macro-economic data was largely encouraging in the fourth quarter and corporate earnings reports had generally beaten analysts' estimates with ease. In the United States, unemployment claims, manufacturing surveys, home price indices and earnings revisions all strengthened, allowing the S&P 500 Index to advance 6.0% during the quarter ended December 31, 2009. Among non-U.S. equity markets, emerging markets took top honors, rising 8.6% in the fourth quarter followed by the U.K. (+6.9%), the Pacific Rim (+5.2%) and Canada (+5.0%). Japan remained at the bottom of the pack, down 2.7%.

U.S. Treasury yields rose in the fourth quarter and the yield curve steepened, as is often the case when economic forecasts improve and expectations for Fed rate hikes gain strength. The yield on the U.S. Treasury 10-year note ended the year at 3.84%, up 73 basis points on the quarter and 163 basis points on the year. But despite lower returns in the fourth quarter, U.S. fixed income investments generally had a good year in 2009, overall. The Barclays U.S. Aggregate Bond Index had a twelve-month return of nearly 6%, while the Barclay's Capital Municipal Bond Index returned 12.9% for the year.

At the start of 2010, equity markets experienced a selloff in January and early February as investors reacted negatively to signs that there was a lower probability of a V-shaped recovery. Concerns about new global financial regulation, policy tightening in China, and high levels of U.S. and European debt, especially Greek sovereign debt, further fueled the volatility. Stocks reversed these losses in the second half of the first quarter, rising steadily as stronger than expected corporate earnings changed the tone in the market. The S&P 500 Index advanced 5.4% for the first quarter of 2010 and indices tracking smaller capitalization stocks enjoyed even greater gains with the Russell 2000 Index and the Russell Mid Cap Index finishing the first quarter of 2010 8.8% and 8.7% higher, respectively. Gains were more subdued in non-U.S. equity markets, with the MSCI EAFE Index advancing 0.9% during the same quarter as fears of sovereign credit risk in Europe overshadowed stronger earnings reports. Regionally, Japan took top honors, rising 8.2% based on relatively attractive valuations combined with the prospects for a weaker yen to help spur exports. Canada rose 6.0%, followed by the Pacific Rim (+3.1%), and Emerging Markets (+2.4%). The U.K. fell 0.6% while Continental Europe dropped 2.4% as Greece's situation raised concerns about other highly indebted Eurozone countries, including Portugal, Italy, Ireland, Spain, and even the United Kingdom. The U.S. bond market returned 1.8% (Barclays Capital U.S. Aggregate Bond Index) in the first quarter helped by another solid

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       THIS DOES NOT CONSTITUTE A PART OF THE FUNDS' SHAREHOLDER REPORT

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                                   [GRAPHIC]
                                   GE Funds

                                          Letter from the President (continued)

performance by the credit related sectors. Fixed income securities outside the U.S. performed similarly, however the Barclays Global Aggregate Un-hedged Bond Index lost 0.3% (in U.S. dollar terms) due primarily to the strengthening dollar versus other major currencies. U.S. interest rates ended the first quarter little changed after trading lower in early February due to sovereign debt worries in Greece. Interest rates in the U.K. and Eurozone fell in general, except in Greece where rates jumped on default fears, while Japanese government debt yields traded higher by quarter-end.

As U.S. and European economies continued to show signs of improvement, financial markets posted positive results for the six- and 12-month periods ended March 31, 2010.

TOTAL RETURNS AS OF MARCH 31, 2010                           6-MONTH 12-MONTH
----------------------------------                           ------- --------

U.S. equities (S&P 500 Index)                                 11.8     49.8

Global equities (MSCI World Index)                             7.4     52.4

International equities (MSCI EAFE Index)                       3.1     54.4

Emerging Markets equities (MSCI EM Index)                     11.2     81.1

Small-cap U.S. equities (Russell 2000 Index)                  13.1     62.8

Mid-cap U.S. equities (Russell Mid Cap Index)                 15.1     67.7

U.S. fixed income (Barclays Capital U.S. Aggregate Bond
 Index)                                                        2.0      7.7

U.S. short-term government fixed income (Barclays Capital
 1-3 Year U.S. Government Bond Index)                          0.8      1.8

U.S. tax-exempt income (Barclays Capital U.S. Municipal
 Bond Index 10 (8-12) Year Component)                          0.1      7.7

OUTLOOK

Economies around the world are showing signs of improvement driven by unprecedented global stimulus and supportive monetary policy. Corporate balance sheets continue to improve, while consumers remain more conservative around debt and spending levels. This suggests that the economic recovery will potentially be driven by business investment as companies begin to spend cash from flush balance sheets. We believe equities are likely to be stronger earlier in 2010, driven by a rebuilding of companies' shriveled inventories, an increase in corporate investment spending from historically depressed levels, the delayed effect of government stimulus, and stronger end demand, particularly from emerging markets. But many challenges remain on the horizon including the risk of policy missteps. In our view, this may temper the magnitude of growth we see over the year.

At GE Funds, we are fully committed to helping you achieve your goals with smart proven strategies designed for long-term success. While the equity markets appear to be recovering, the only certainty about their near-term direction is continued uncertainty. We encourage long-term investors to maintain a diversified investment approach that is consistent with their goals, time horizon and risk tolerance. While diversified portfolios are not immune to market downturns, history suggests they can put you in a position to benefit from the inevitable return to better times.

Thank you for investing with GE Funds.

Sincerely,
/s/ Michael J. Cosgrove
    Chairman, GE Funds

Michael J. Cosgrove
Chairman, GE Funds
April 2010

Mike Cosgrove is President and Chief Executive Officer-Mutual Funds &
Intermediary Business at GE Asset Management. Mr. Cosgrove also serves as a
Trustee of the GE Pension Trust and GE's employee savings program. Previously
Chief Financial Officer of GE Asset Management and Assistant Treasurer-GE
Company, Mike joined GE in 1970 and held a number of managerial positions in finance and sales in the International Operation and in GE Trading Company. He has a B.S. in Economics from Fordham University and an M.B.A. from St. John's
University.

       THIS DOES NOT CONSTITUTE A PART OF THE FUNDS' SHAREHOLDER REPORT

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GE Funds
Semi-Annual Report
March 31, 2010


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                                   GE Funds

Table of Contents

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               FINANCIAL INFORMATION

               NOTES TO PERFORMANCE.........................   1

               MANAGER REVIEWS AND SCHEDULES OF INVESTMENTS

                  GE U.S. Equity Fund.......................   3

                  GE Core Value Equity Fund.................  13

                  GE Premier Growth Equity Fund.............  21

                  GE Small-Cap Equity Fund..................  28

                  GE Global Equity Fund.....................  38

                  GE International Equity Fund..............  46

                  GE Total Return Fund......................  55

                  GE Government Securities Fund.............  79

                  GE Short-Term Government Fund.............  85

                  GE Tax-Exempt Fund........................  91

                  GE Fixed Income Fund...................... 100

                  GE Money Market Fund...................... 114

               NOTES TO SCHEDULES OF INVESTMENTS............ 120

               FINANCIAL STATEMENTS

                  Financial Highlights...................... 122

                  Notes to Financial Highlights............. 143

                  Statements of Assets and Liabilities...... 144

                  Statements of Operations.................. 148

                  Statements of Changes in Net Assets....... 150

                  Notes to Financial Statements............. 154

               ADVISORY AGREEMENT APPROVAL.................. 177

               ADDITIONAL INFORMATION....................... 181

               INVESTMENT TEAM.............................. 184

This report has been prepared for shareholders and may be distributed to others only if preceded by or accompanied with a current prospectus.

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                                                     March 31, 2010 (unaudited)

                                    [GRAPHIC]
                             Notes to Performance

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund expenses. Total returns for Class A shares are shown for both with and without the imposition of the maximum applicable front-end sales charge, and the total returns for Class B and Class C shares are shown for both with and without the imposition of the maximum applicable contingent deferred sales charge (CDSC). Information on the maximum front-end sales charge and CDSC for each Fund can be found in Note 1 of the Notes to Financial Statements in this report.

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call toll-free (800) 242-0134 or visit the Fund's website at http://www.geam.com for the most recent month-end performance data.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in a Fund is subject to risk, including possible loss of principal invested.

A portion of the GE Tax-Exempt Fund's income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

GE Asset Management Incorporated ("GEAM") has agreed in writing to limit other operating expenses (exclusive of advisory, administration and distribution fees) of each class of the GE Tax-Exempt Fund on an annualized basis through January 29, 2011. Had these fees and expenses not been absorbed, the returns
(and/or yields) for the GE Tax-Exempt Fund would have been lower. Additional information about the expense limitations is contained in Note 6 of the Notes to the Financial Statements.

The S&P 500(R) Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock U.S. market performance. The Russell 1000(R) Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those companies in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R)
Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000(R) Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 2000(R) Index is a market capitalization-weighted index consisting of approximately 2,000 of the smallest
U.S.-domiciled publicly traded common stocks that are included in the Russell
3000(R) Index. The MSCI World(R) Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of developed stock markets throughout the world and excludes certain market segments unavailable to U.S.
based investors. The MSCI EAFE(R) Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of developed stock markets outside the U.S. and Canada and excludes certain market segments unavailable to U.S. based investors. The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The Barclays Capital U.S. Government Bond Index is a market value-weighted index of U.S. Government and government agency securities (other than mortgage securities) with maturities of one year or more. The Barclays Capital 1-3 Year U.S. Government Bond Index is a market value-weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and three years. The Barclays Capital
10-Year Municipal Bond Index is an unmanaged index composed of investment-grade, fixed rate securities with maturities of at least eight years and less than twelve years.

The 90 Day T-Bill is an unmanaged measure/index of the performance of U.S.
Treasury bills currently available in the marketplace having a remaining maturity of 90 days.

The above indices/measures do not reflect the actual cost of investing in the instruments that comprise each index.

The peer universe of the underlying funds used in our peer group average return calculation is based on the blend of Morningstar peer categories, as shown.

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                                                     March 31, 2010 (unaudited)

                                    [GRAPHIC]
                             Notes to Performance


Morningstar is an independent mutual fund rating service. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's.

(C)2009 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

Russell Investment Group owns the Russell Index data, including all applicable trademarks and copyrights, used by GEAM in these materials. Any unauthorized use or redistribution of such Russell Index data is strictly prohibited.
Russell Investment Group is not responsible for the configuration of this material or for any inaccuracy in GEAM's presentation thereof.

GE Investment Distributors, Inc., member of FINRA & SIPC, is the principal underwriter and distributor of the GE Funds and a wholly owned subsidiary of GE
Asset Management, the investment adviser of the GE Funds.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

(a)Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

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                                   [GRAPHIC]
                            GE U.S. Equity Fund


                                    [PHOTO]

                                George A. Bicher
                             Senior Vice President



George A. Bicher
Senior Vice President

                                    [PHOTO]
                               Stephen V. Gelhaus
                                 Vice President



Stephen V. Gelhaus
Vice President

                                    [PHOTO]
                               Thomas R. Lincoln
                             Senior Vice President


Thomas R. Lincoln
Senior Vice President

                                    [PHOTO]
                               Paul C. Reinhardt
                             Senior Vice President



Paul C. Reinhardt
Senior Vice President

The GE U.S. Equity Fund is managed by a team of portfolio managers that includes George A. Bicher, Stephen V. Gelhaus, Thomas R. Lincoln and Paul C.
Reinhardt. Each of the foregoing portfolio managers manages (or co-manages) one of three sub-portfolios, which comprise the Fund. A sub-portfolio refers to the portion of the Fund's assets that are allocated to, and managed by, a particular portfolio manager on the Fund's portfolio management team. The three sub-portfolios are managed independently of each other and the portfolio managers have full discretion over their sub-portfolio. The weightings to each sub-portfolio in the Fund, which can be changed at any time but generally remain stable for 18 to 24 months, are driven by the objective of keeping the Fund "style neutral" such that it combines growth and value investment management styles and does not tend to favor either style. See portfolio managers' biographical information beginning on page 184.

Q.HOW DID THE GE U.S. EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND
  MORNINGSTAR PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2010?

A.For the six-month period ended March 31, 2010, the GE U.S. Equity Fund returned 9.41% for Class A shares, 9.03% for Class B shares, 9.00% for Class
  C shares, 9.30% for Class R shares and 9.54% for Class Y shares. The S&P 500
  Index, the Fund's benchmark, returned 11.75% and the Fund's Morningstar peer group of 1,837 Large Growth Funds returned an average of 11.37% for the same period.

Q.WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A.In the six-month period ended March 31 2010, the U.S. and global economies continued a gradual recovery, which has, for the most part, been reflected by further gains in U.S. stock prices. Each broad measure of U.S. Equity market performance achieved double-digit returns during the period, with greater breadth of performance across the market. In general, small and mid-cap stocks outperformed large caps, and lower quality companies achieved greater advances -- a headwind to portfolio managers that prioritize balance sheet quality, strong capital management, experienced management and market leadership.

  In the second half of the period, as concerns about Greece's crumbling balance sheet escalated, markets witnessed a rise in risk aversion benefiting
  U.S. over non-U.S. stocks. Against this backdrop, the U.S. Dollar advanced against the Euro. U.S. central bank reassurances that interest rates would remain low also boosted investor confidence. At the same time, improving corporate earnings bolstered equities, with revenues and earnings broadly beating expectations in 4/th/ quarter 2009. Investors cheered as signs of end-market demand re-emerged,

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                             GE U.S. Equity Fund

  alongside cost-cutting measures. Financials and cyclical sectors put up the best 4/th/ quarter 2009 earnings results, with greater earnings revisions among cyclical sectors versus defensive sectors. Consistent with these results, the cyclical sectors outperformed, while defensive sectors lagged.
  Energy was the only cyclical sector to lag as tightening measures in Asian central banks put a question mark around emerging market demand.

  The unfolding corporate earnings recovery plants the seeds of hope for a sustainable recovery. However, many questions remain about the durability of the recovery. Investors may also be worried by the scope of government intervention in the aftermath of the financial crisis and the ultimate cost to taxpayers.

Q.WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A.After last year's significant outperformance, an investment environment favoring small-cap, low quality companies challenged performance in the first half of this year, as the Fund remained focused on large-cap, high quality companies. Holdings in the financials and consumer discretionary sectors were the key drivers of Fund underperformance. In financials, the Fund was light on asset managers (levered to climbing equity markets) and REITs which rallied. In general, custody banks like State Street (-14%) lagged as low trading volumes and low interest rates dampened the industry's profit outlook. However, we believed a reversal in these cyclical factors could create tailwinds as activity returns, rates increase and market values rise.
  Goldman Sachs (-7%) also took a breather as investor appetite increased for financials further out on the risk spectrum. In consumer discretionary, the Fund's emphasis on the less cyclical media stocks hurt as investors flocked to industries more leveraged to the improving employment and consumer spending trends (e.g., retail, autos and leisure).

  Other key detractors included quality technology companies, Western Union
  (-10% on concerns around high unemployment levels) and Qualcomm (-6% as it struggled with guidance tied to the economy). Fortunately, by the end of March, both Western Union and Qualcomm had rebounded amid improving fundamentals. A final negative driver was Amgen (-1%) which lagged amid persistent anemia franchise concerns and caution on the therapeutics pipeline. We still maintained conviction in Amgen, believing that earnings growth should re-accelerate in 2011, with a possible boost from a potential blockbuster in bone health in late stage trials.

  On the positive side, the Fund's telecom holdings (+21%) significantly outperformed the S&P telecom sector (+3%) by over 18%. NII Holdings (Nextel
  International +39%) was the Fund's top-contributing stock, as the company announced the sale of a 30% stake in its Mexican wireless unit to Grupo
  Televisa SA, the world's largest Spanish-language broadcaster, for $1.4 billion. Strong stock selection in utilities also helped Fund returns, driven by Dominion Resources (+22%) and Northeast Utilities (+19%). In materials,
  Allegheny Technologies increased 56% as the supply/demand situation in titanium and other specialty metals improved.

Q.WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND DURING THE PERIOD?

A.No. Our process remained consistent as we continued to seek large cap, high quality companies that we felt had the potential to survive and grow market share during a slow, gradual recovery. We continued to emphasize companies with strong balance sheets and earnings stability, over more cyclical or leveraged opportunities. We reduced our financial sector overweight during the period, and took advantage of relative weakness in energy to boost our exposure to that sector, which we believe faces tremendous long-term supply-demand imbalances. We also went from an underweight in materials to an overweight position. At March 31, 2010, the Fund's largest overweights were in technology and health care,

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                             GE U.S. Equity Fund

  and the largest underweights were in consumer staples and industrials.

  Valuations for many companies remain attractive, even after the strong rebound that began a year ago in March 2009. While lower quality companies have outperformed recently, we believe any future market rally will be dominated by outperformance by market share winners with strong balance sheets and management teams. Amid changing market conditions in the past six months, we have maintained our bottom-up stock selection approach with focus on a long-term investment horizon.

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                             GE U.S. Equity Fund
                                             Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses.
Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other
Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2010.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

OCTOBER 1, 2009 - MARCH 31, 2010

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
--------------------------------------------------------------------------------------------
                     ACCOUNT VALUE AT THE       ACCOUNT VALUE AT THE      EXPENSES PAID
                  BEGINNING OF THE PERIOD ($)   END OF THE PERIOD ($) DURING THE PERIOD ($)*
--------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
--------------------------------------------------------------------------------------------
    Class A                1,000.00                   1,094.11                 4.12
    Class B                1,000.00                   1,090.32                 8.08
    Class C                1,000.00                   1,090.04                 8.08
    Class R                1,000.00                   1,093.01                 5.32
    Class Y                1,000.00                   1,095.39                 2.82
--------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
--------------------------------------------------------------------------------------------
    Class A                1,000.00                   1,020.78                 3.98
    Class B                1,000.00                   1,017.06                 7.79
    Class C                1,000.00                   1,017.06                 7.79
    Class R                1,000.00                   1,019.65                 5.14
    Class Y                1,000.00                   1,022.00                 2.72
--------------------------------------------------------------------------------------------

 *Expenses are equal to the Fund's annualized expense ratio of 0.79% for Class A Shares, 1.54% for Class B Shares, 1.54% for Class C Shares, 1.02% for Class R Shares and 0.54% for Class Y Shares (for the period October 1, 2009 -- March 31, 2010), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six month period).
**Actual Fund Returns for the six-month period ended March 31, 2010 were as follows: 9.41% for Class A shares, 9.03% for Class B shares, 9.00% for Class C shares, 9.30% for Class R shares and 9.54% for Class Y shares.

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                             GE U.S. Equity Fund


INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets under normal circumstances in common and preferred stocks and other types of equity securities of issuers that are tied economically to the U.S.
--------------------------------------------------------------------------------
TOP TEN LARGEST HOLDINGS AS OF MARCH 31, 2010 (UNAUDITED) as a % of Market Value

----------------------------------------------------------------------------------

Microsoft Corp.               3.22%   Bank of America Corp.                  2.31%
------------------------------------  --------------------------------------------

PepsiCo, Inc.                 2.92%   Schlumberger Ltd.                      2.06%
------------------------------------  --------------------------------------------

Amgen Inc.                    2.73%   QUALCOMM Inc.                          2.02%
------------------------------------  --------------------------------------------

Cisco Systems, Inc.           2.55%   International Business Machines Corp.  1.96%
------------------------------------  --------------------------------------------

The Goldman Sachs Group, Inc  2.33%   The Procter & Gamble Co.               1.85%
------------------------------------  --------------------------------------------

--------------------------------------------------------------------------------
MORNINGSTAR PERFORMANCE COMPARISON
Large Growth Peer Group
Based on average annual returns for periods ended 3/31/10

                                                SIX    ONE   FIVE   TEN
                                               MONTHS  YEAR  YEAR   YEAR
                                               ------ -----  ----  -----

      Number of Funds in peer group             1837   1760  1265    715
      --------------------------------------------------------------------

      Peer group average annual total return*  11.37% 47.99% 2.38% (3.81)%
      --------------------------------------------------------------------

Morningstar Category in peer group: Large Growth
*Morningstar performance comparisons are based on average annual total returns for the six-months, one-year, five-year and ten-year periods indicated in the Large Growth peer group consisting of 1837, 1760, 1265 and 715 underlying funds, respectively.

--------------------------------------------------------------------------------

 CHANGE IN VALUE OF A $10,000 INVESTMENT
                                 CLASS A SHARES

                                    [CHART]

                    GE U.S. Equity       S&P 500 Index       With Load
                    --------------       -------------       ---------
       03/00           10,000.00           10,000.00          9,425.00
       09/00            9,821.43            9,618.91          9,256.70
       09/01            8,082.25            7,054.65          7,617.52
       09/02            6,645.02            5,609.16          6,262.93
       09/03            7,980.22            6,980.03          7,521.36
       09/04            8,767.51            7,948.37          8,263.38
       09/05            9,591.87            8,922.16          9,040.34
       09/06           10,659.09            9,885.37         10,046.19
       09/07           12,427.45           11,510.75         11,712.87
       09/08           10,208.17            8,981.17          9,621.20
       09/09            9,835.79            8,360.79          9,270.23
       03/10           10,761.47            9,343.22         10,142.68


  AVERAGE ANNUAL TOTAL RETURN FOR THE
  PERIODS ENDED MARCH 31, 2010

                                                                    ENDING
                                                                  VALUE OF A
                        SIX    ONE   FIVE   TEN                    $10,000
                       MONTHS  YEAR  YEAR   YEAR   COMMENCEMENT INVESTMENT (A)
                       ------ -----  ----  -----   ------------ --------------

  GE U.S. Equity Fund   9.41% 48.58% 2.94%  0.74%    01/05/93       10,761

  With Load             3.12% 40.04% 1.73%  0.14%                   10,143

  S&P 500 Index        11.75% 49.77% 1.92% (0.68)%                   9,343

--------------------------------------------------------------------------------

                                 CLASS B SHARES

                                    [CHART]

                          GE U.S. Equity          S&P 500 Index
                          --------------          -------------
       03/00                10,000.00               10,000.00
       09/00                 9,787.37                9,618.91
       09/01                 7,993.66                7,054.65
       09/02                 6,522.95                5,609.16
       09/03                 7,778.40                6,980.03
       09/04                 8,481.86                7,948.37
       09/05                 9,208.87                8,922.16
       09/06                10,194.63                9,885.37
       09/07                11,885.94               11,510.75
       09/08                 9,763.36                8,981.17
       09/09                 9,407.21                8,360.79
       03/10                10,292.55                9,343.22



 AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2010

                                                                    ENDING
                                                                  VALUE OF A
                        SIX    ONE   FIVE   TEN                    $10,000
                       MONTHS  YEAR  YEAR   YEAR   COMMENCEMENT INVESTMENT (A)
                       ------ -----  ----  -----   ------------ --------------

  GE U.S. Equity Fund   9.03% 47.39% 2.17%  0.29%    12/22/93       10,293

  With Load             5.03% 43.39% 2.17%  0.29%

  S&P 500 Index        11.75% 49.77% 1.92% (0.68)%                   9,343

--------------------------------------------------------------------------------

                                                  [GRAPHIC]  7


                                   [GRAPHIC]
                             GE U.S. Equity Fund


                                 CLASS C SHARES

                            [CHART]

                     GE U.S. Equity      S&P 500 Index
                     --------------      -------------
      03/00             10,000.00          10,000.00
      09/00              9,782.75           9,618.91
      09/01              7,992.36           7,054.65
      09/02              6,520.84           5,609.16
      09/03              7,790.09           6,980.03
      09/04              8,495.08           7,948.37
      09/05              9,224.30           8,922.16
      09/06             10,173.13           9,885.37
      09/07             11,771.52          11,510.75
      09/08              9,596.97           8,981.17
      09/09              9,178.65           8,360.79
      09/10             10,005.08           9,343.22


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2010

                                                                    ENDING
                                                                  VALUE OF A
                        SIX    ONE   FIVE   TEN                    $10,000
                       MONTHS  YEAR  YEAR   YEAR   COMMENCEMENT INVESTMENT (A)
                       ------ -----  ----  -----   ------------ --------------

  GE U.S. Equity Fund   9.00% 47.47% 2.17%  0.01%    09/30/99       10,005

  With Load             8.00% 46.47% 2.17%  0.01%

  S&P 500 Index        11.75% 49.77% 1.92% (0.68)%                   9,343

--------------------------------------------------------------------------------

                                 CLASS R SHARES

                                    [CHART]

                 GE U.S. Equity        S&P 500 Index
                 --------------        -------------
01/08              10,000.00            10,000.00
03/08               9,703.79             9,633.37
06/08               9,660.35             9,370.68
09/08               8,969.19             8,586.36
12/08               6,836.55             6,702.23
03/09               6,354.02             5,964.19
06/09               7,546.16             6,914.23
09/09               8,616.65             7,993.26
12/09               8,997.08             8,475.94
03/10               9,418.11             8,932.50

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2010

                                                                  ENDING
                                                                VALUE OF A
                         SIX    ONE     SINCE                    $10,000
                        MONTHS  YEAR  INCEPTION  COMMENCEMENT INVESTMENT (A)
                        ------ -----  ---------  ------------ --------------

   GE U.S. Equity Fund   9.30% 48.22%   (2.37)%    01/29/08       9,418

   S&P 500 Index        11.75% 49.77%   (3.42)%*                  8,932

--------------------------------------------------------------------------------
                                 CLASS Y SHARES

                                    [CHART]

                       GE U.S. Equity       S&P 500 Index
                       --------------       -------------
      03/00               10,000.00           10,000.00
      03/00                9,835.97            9,618.91
      03/01                8,114.73            7,054.65
      03/02                6,688.08            5,609.16
      03/03                8,056.97            6,980.03
      03/04                8,873.42            7,948.37
      03/05                9,732.36            8,922.16
      03/06               10,842.08            9,885.37
      03/07               12,671.40           11,510.75
      03/08               10,435.14            8,981.17
      03/09               10,076.26            8,360.79
      03/10               11,037.47            9,343.22


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2010


                                                                    ENDING
                                                                  VALUE OF A
                        SIX    ONE   FIVE   TEN                    $10,000
                       MONTHS  YEAR  YEAR   YEAR   COMMENCEMENT INVESTMENT (A)
                       ------ -----  ----  -----   ------------ --------------

  GE U.S. Equity Fund   9.54% 48.87% 3.19%  0.99%    11/29/93       11,037

  S&P 500 Index        11.75% 49.77% 1.92% (0.68)%                   9,343

                                    [CHART]


See Notes to Performance beginning on page 1 for further information.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Index returns are not available from the Fund's inception date and therefore are calculated from the month end nearest to the class shares' inception date.

--------------------------------------------------------------------------------

               8
                                                      [GRAPHIC]

GE U.S. EQUITY FUND                                March 31, 2010 (unaudited)

                                    [GRAPHIC]

Schedule of Investments

                              GE U.S. EQUITY FUND

Portfolio Composition as a % of Market Value of $324,857 (in thousands) as of March 31, 2010 (unaudited)

                             [CHART]
                    Information Technology     22.6%
                    Financials                 16.0%
                    Healthcare                 15.5%
                    Energy                     10.8%
                    Consumer Staples            8.6%
                    Consumer Discretionary      8.1%
                    Industrials                 8.0%
                    Materials                   4.2%
                    Telecommunication Services  3.2%
                    Utilities                   1.9%
                    Short Term                  1.1%
                    Other Investments           0.0%*

                    * Less than 0.1%


                                           NUMBER
                                        OF SHARES        VALUE

          COMMON STOCK -- 97.0%+
          -----------------------------------------------------------

          AEROSPACE & DEFENSE -- 2.9%

          CAE, Inc.....................   150,859 $  1,475,059
          Hexcel Corp..................    46,205      667,200  (a)
          Honeywell International Inc..    60,126    2,721,904
          ITT Corp.....................    25,364    1,359,764
          Rockwell Collins, Inc........    23,080    1,444,577
          United Technologies Corp.....    22,215    1,635,246
                                                     9,303,750

          BEVERAGES -- 3.1%

          Molson Coors Brewing Co.
           (Class B)...................    17,467      734,662
          PepsiCo, Inc.................   143,192    9,473,583
                                                    10,208,245

          BIOTECHNOLOGY -- 4.5%

          Amgen Inc....................   148,137    8,852,667 (a,h)
          Gilead Sciences, Inc.........   125,872    5,724,659  (a)
                                                    14,577,326

          CAPITAL MARKETS -- 5.9%

          Ameriprise Financial, Inc....    36,892    1,673,421
          Morgan Stanley...............    28,987      849,029
          State Street Corp............   125,754    5,676,536 (e,h)
          The Bank of New York Mellon
           Corp........................    64,561    1,993,644
          The Charles Schwab Corp......    79,583    1,487,406
          The Goldman Sachs Group, Inc.    44,351    7,567,611
                                                    19,247,647

                                              NUMBER
                                           OF SHARES        VALUE

          CHEMICALS -- 2.4%

          Monsanto Co.....................    44,618 $  3,186,618
          Potash Corp of Saskatchewan
           Inc............................    11,199    1,336,601
          Praxair, Inc....................    35,283    2,928,489
          The Mosaic Company..............     8,159      495,822
                                                        7,947,530

          COMMERCIAL BANKS -- 0.6%

          Regions Financial Corp..........   119,441      937,612
          US Bancorp......................    36,233      937,710
                                                        1,875,322

          COMMERCIAL SERVICES & SUPPLIES -- 0.9%

          Corrections Corporation of
           America........................    56,789    1,127,830 (a)
          Iron Mountain Inc...............    70,566    1,933,508
                                                        3,061,338

          COMMUNICATIONS EQUIPMENT -- 5.9%

          Cisco Systems, Inc..............   318,422    8,288,525 (a)
          QUALCOMM Inc....................   156,575    6,574,584
          Research In Motion Ltd..........    59,321    4,386,788 (a)
                                                       19,249,897

          COMPUTERS & PERIPHERALS -- 4.5%

          Apple Inc.......................    14,411    3,385,576 (a)
          Hewlett-Packard Co..............    91,562    4,866,520
          International Business Machines
           Corp...........................    49,550    6,354,787
                                                       14,606,883

          CONSUMER FINANCE -- 0.4%

          Capital One Financial Corp......    32,153    1,331,456

          DIVERSIFIED FINANCIAL SERVICES -- 5.5%

          Bank of America Corp............   420,819    7,511,619
          CME Group Inc...................    14,377    4,544,713
          JPMorgan Chase & Co.............   127,775    5,717,931
                                                       17,774,263

          DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.9%

          AT&T Inc........................    75,760    1,957,638
          Verizon Communications Inc......    32,939    1,021,768
                                                        2,979,406

See Notes to Schedules of Investments on page 120 and Notes to Financial Statements on page 154.

                                                  [GRAPHIC]  9


GE U.S. EQUITY FUND                                March 31, 2010 (unaudited)

                                    [GRAPHIC]

Schedule of Investments


                                              NUMBER
                                           OF SHARES        VALUE

           ELECTRIC UTILITIES -- 1.4%

           Edison International...........    46,116 $  1,575,784
           Entergy Corp...................     9,881      803,819
           FPL Group, Inc.................    12,820      619,591
           Northeast Utilities............    50,681    1,400,823
                                                        4,400,017

           ELECTRICAL EQUIPMENT -- 0.5%

           ABB Ltd. ADR...................    79,054    1,726,539

           ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.4%

           Corning Inc....................    60,278    1,218,218

           ENERGY EQUIPMENT & SERVICES -- 4.0%

           Halliburton Co.................    50,397    1,518,462
           National Oilwell Varco, Inc....    11,528      467,806
           Schlumberger Ltd...............   105,606    6,701,757
           Transocean Ltd.................    50,020    4,320,728 (a)
                                                       13,008,753

           FOOD & STAPLES RETAILING -- 0.1%

           Safeway Inc....................    12,517      311,173

           FOOD PRODUCTS -- 1.6%

           Archer-Daniels-Midland Co......    29,647      856,798
           Kraft Foods Inc. (Class A).....    68,049    2,057,802
           McCormick & Company Inc........    39,197    1,503,597
           Nestle S.A. ADR................    12,517      640,870
                                                        5,059,067

           HEALTHCARE EQUIPMENT & SUPPLIES -- 4.8%

           Baxter International Inc.......    64,456    3,751,339
           Becton Dickinson & Co..........    15,811    1,244,800
           Covidien PLC...................   101,071    5,081,850
           Hologic, Inc...................    56,245    1,042,782 (a)
           Medtronic, Inc.................    48,506    2,184,225
           ResMed, Inc....................    34,022    2,165,500 (a)
                                                       15,470,496

           HEALTHCARE PROVIDERS & SERVICES -- 2.5%

           Cardinal Health, Inc...........    36,234    1,305,511
           Express Scripts, Inc...........    39,457    4,015,144 (a)
           McKesson Corp..................     7,905      519,517
           Omnicare, Inc..................    29,646      838,685
           UnitedHealth Group, Inc........    46,834    1,530,067 (a)
                                                        8,208,924

                                              NUMBER
                                           OF SHARES        VALUE

          HOTELS RESTAURANTS & LEISURE -- 0.5%

          Carnival Corp...................    38,787 $  1,508,039

          HOUSEHOLD DURABLES -- 0.1%

          MDC Holdings, Inc...............     7,152      247,531

          HOUSEHOLD PRODUCTS -- 2.5%

          Clorox Co.......................    22,729    1,457,838
          Kimberly-Clark Corp.............    11,529      724,944
          The Procter & Gamble Co.........    94,963    6,008,309
                                                        8,191,091

          INDUSTRIAL CONGLOMERATES -- 0.5%

          Siemens AG ADR..................     4,883      488,154
          Textron, Inc....................    57,354    1,217,625
                                                        1,705,779

          INSURANCE -- 2.9%

          ACE Ltd.........................    32,939    1,722,710
          AFLAC Inc.......................    34,356    1,865,187
          AON Corp........................    21,740      928,515
          MetLife, Inc....................    12,187      528,185
          PartnerRe Ltd...................     9,276      739,483
          Principal Financial Group, Inc..    37,551    1,096,865
          Prudential Financial, Inc.......    43,276    2,618,198
                                                        9,499,143

          INTERNET SOFTWARE & SERVICES -- 1.6%

          Baidu, Inc ADR..................     4,110    2,453,670 (a)
          Google Inc. (Class A)...........     4,707    2,668,916 (a)
                                                        5,122,586

          IT SERVICES -- 3.2%

          Accenture PLC...................     9,902      415,389
          Cognizant Technology Solutions
           Corp. (Class A)................    17,259      879,864 (a)
          Paychex, Inc....................    27,966      858,556
          The Western Union Co............   246,866    4,186,847
          Visa, Inc. (Class A)............    43,779    3,985,202
                                                       10,325,858

          LIFE SCIENCES TOOLS & SERVICES -- 0.9%

          Life Technologies Corp..........    18,645      974,574 (a)
          Thermo Fisher Scientific, Inc...    35,135    1,807,344 (a)
                                                        2,781,918

See Notes to Schedules of Investments on page 120 and Notes to Financial Statements on page 154.


               10
                                                      [GRAPHIC]

GE U.S. EQUITY FUND                                March 31, 2010 (unaudited)

                                    [GRAPHIC]

Schedule of Investments


                                              NUMBER
                                           OF SHARES        VALUE

          MACHINERY -- 1.3%

          Cummins Inc.....................    13,282 $    822,820
          Deere & Co......................    25,692    1,527,646
          Eaton Corp......................    18,117    1,372,725
          Navistar International Corp.....    12,380      553,757 (a)
                                                        4,276,948

          MEDIA -- 3.8%

          DIRECTV (Class A)...............    53,452    1,807,212 (a)
          Liberty Global, Inc. (Series C).    49,016    1,416,072 (a)
          Omnicom Group Inc...............   117,485    4,559,593
          The Walt Disney Co..............    36,233    1,264,894
          Time Warner Inc.................   107,053    3,347,547
                                                       12,395,318

          METALS & MINING -- 1.6%

          Allegheny Technologies Inc......    53,620    2,894,944
          Barrick Gold Corp...............    19,764      757,752
          Freeport-McMoRan Copper & Gold
           Inc............................    18,776    1,568,547
                                                        5,221,243

          MULTILINE RETAIL -- 1.1%

          Kohl's Corp.....................    11,414      625,259 (a)
          Target Corp.....................    54,146    2,848,080
                                                        3,473,339

          MULTI-UTILITIES -- 0.6%

          Dominion Resources, Inc.........    46,115    1,895,788

          OIL, GAS & CONSUMABLE FUELS -- 6.8%

          Apache Corp.....................    21,694    2,201,941
          Chesapeake Energy Corp..........    10,541      249,189
          Chevron Corp....................    51,635    3,915,482
          Devon Energy Corp...............    25,682    1,654,691
          Exxon Mobil Corp................    75,165    5,034,552 (h)
          Hess Corp.......................     6,588      412,079
          Marathon Oil Corp...............    71,485    2,261,785
          Occidental Petroleum Corp.......    30,104    2,544,992
          Southwestern Energy Co..........    32,836    1,337,082 (a)
          Suncor Energy Inc...............    80,415    2,616,704
                                                       22,228,497

          PAPER & FOREST PRODUCTS -- 0.2%

          Weyerhaeuser Co.................    13,176      596,478

                                              NUMBER
                                           OF SHARES        VALUE

         PERSONAL PRODUCTS -- 0.4%

         Avon Products, Inc...............    39,162 $  1,326,417

         PHARMACEUTICALS -- 2.8%

         Abbott Laboratories..............    18,117      954,404
         Bristol-Myers Squibb Co..........   126,846    3,386,788
         Johnson & Johnson................    39,529    2,577,291
         Merck & Company Inc..............     4,941      184,546
         Pfizer Inc.......................   115,288    1,977,189
                                                        9,080,218

         REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.4%

         CB Richard Ellis Group, Inc.
          (Class A).......................    74,186    1,175,848 (a)

         ROAD & RAIL -- 0.8%

         Union Pacific Corp...............    36,187    2,652,507

         SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.3%

         Intel Corp.......................   214,478    4,774,280
         KLA-Tencor Corp..................     5,929      183,325
         Microchip Technology Inc.........    18,117      510,175
         Nvidia Corp......................    13,176      228,999 (a)
         Taiwan Semiconductor
          Manufacturing Company Ltd.
          ADR.............................    75,761      794,733
         Texas Instruments Inc............    39,198      959,175
                                                        7,450,687

         SOFTWARE -- 4.1%

         Intuit, Inc......................    40,675    1,396,779 (a)
         Microsoft Corp...................   357,655   10,468,562
         Oracle Corp......................    59,620    1,531,638
                                                       13,396,979

         SPECIALTY RETAIL -- 2.6%

         Bed Bath & Beyond, Inc...........    68,930    3,016,377 (a)
         Lowe's Companies, Inc............   231,150    5,603,076
                                                        8,619,453

         TEXTILES APPAREL & LUXURY GOODS -- 0.1%

         NIKE, Inc. (Class B).............     2,635      193,673

         TOBACCO -- 0.9%

         Altria Group, Inc................     9,882      202,779
         Philip Morris International Inc..    51,102    2,665,480
                                                        2,868,259

See Notes to Schedules of Investments on page 120 and Notes to Financial Statements on page 154.


                                                  [GRAPHIC]  11


GE U.S. EQUITY FUND                                March 31, 2010 (unaudited)

                                    [GRAPHIC]

Schedule of Investments


                                            NUMBER
                                         OF SHARES         VALUE

        WIRELESS TELECOMMUNICATION SERVICES -- 2.2%

        American Tower Corp. (Class A)..    40,403 $  1,721,572   (a)
        NII Holdings, Inc...............   133,610    5,566,193   (a)
                                                      7,287,765
        TOTAL COMMON STOCK
         (COST $276,104,341)............            315,087,612
        ---------------------------------------------------------------
        EXCHANGE TRADED FUNDS -- 1.9%
        ---------------------------------------------------------------

        Financial Select Sector SPDR
         Fund...........................    69,831    1,115,201   (p)
        Industrial Select Sector SPDR
         Fund...........................   161,298    5,037,337   (p)

        TOTAL EXCHANGE TRADED FUNDS
         (COST $6,739,293)..............              6,152,538
        ---------------------------------------------------------------
        OTHER INVESTMENTS -- 0.0%*
        ---------------------------------------------------------------

        GEI Investment Fund
         (COST $88,690).................                 73,613   (k)

        TOTAL INVESTMENTS IN SECURITIES
         (COST $282,932,324)............            321,313,763
        ---------------------------------------------------------------
        SHORT-TERM INVESTMENTS -- 1.1%
        ---------------------------------------------------------------

        SHORT-TERM INVESTMENTS -- 1.0%

        GE Money Market Fund
         Institutional Class
         0.00%..........................              3,057,753  (d,k)

                                         PRINCIPAL
                                            AMOUNT         VALUE

        TIME DEPOSIT -- 0.1%
        State Street Corp. 0.01%
         04/01/10.......................  $485,000 $    485,000   (e)

        TOTAL SHORT-TERM INVESTMENTS
         (COST $3,542,753)..............              3,542,753

        TOTAL INVESTMENTS
         (COST $286,475,077)............            324,856,516

        LIABILITIES IN EXCESS OF OTHER
         ASSETS, NET -- 0.0%*...........               (129,532)
                                                   ------------

        NET ASSETS -- 100.0%............           $324,726,984
                                                   ============



                            OTHER INFORMATION
                            ------------------------

The GE U.S. Equity Fund had the following long futures contracts open at March 31, 2010 (unaudited):

                                       NUMBER   CURRENT
                           EXPIRATION    OF     NOTIONAL  UNREALIZED
           DESCRIPTION        DATE    CONTRACTS  VALUE   APPRECIATION
           ----------------------------------------------------------

           S&P 500 EMini
            Index Futures  June 2010      3     $174,780     $763

See Notes to Schedules of Investments on page 120 and Notes to Financial Statements on page 154.


               12
                                                      [GRAPHIC]

                                    [GRAPHIC]
                            GE Core Value Equity Fund



                           [PHOTO]

                     Stephen V. Gelhaus
                       Vice President


Stephen V. Gelhaus
Vice President

                                  [PHOTO]

                              Paul C. Reinhardt
                             Senior Vice President

Paul C. Reinhardt
Senior Vice President

The GE Core Value Equity Fund is co-managed by Paul C. Reinhardt and Stephen V. Gelhaus. Messrs. Reinhardt and Gelhaus both manage the Fund as a collaborative team. Both portfolio managers have the authority to increase or decrease existing positions in the Fund; however, Mr. Reinhardt, as lead manager, is vested with the authority to purchase securities that are new to the Fund or to divest the Fund of its entire position in a security. Mr. Reinhardt also has veto authority over Mr. Gelhaus' trade decisions. See portfolio managers' biographical information beginning on page 184.

Q.HOW DID THE GE CORE VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND
  MORNINGSTAR PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2010?

A.For the six-month period ended March 31, 2010, the GE Core Value Equity Fund returned 9.33% for Class A shares, 8.78% for Class B shares, 8.84% for Class C shares, 9.09% for Class R shares and 9.38% for Class Y shares. The S&P 500 Index, the Fund's benchmark, returned 11.75% and the Fund's Morningstar peer group of 2,066 Large Blend Funds returned an average of 10.85% for the same period.

Q.WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A.In the six-month period ended March 31 2010, the U.S. and global economies continued a gradual recovery, which has, for the most part, been reflected by further gains in U.S. stock prices. Each broad measure of U.S. Equity market performance achieved double-digit returns during the period, with greater breadth of performance across the market. In general, small and mid-cap stocks outperformed large caps, and lower quality companies achieved greater advances -- a headwind to portfolio managers that prioritize balance sheet quality, strong capital management, experienced management and market leadership.

  In the second half of the period, as concerns about Greece's crumbling balance sheet escalated, markets witnessed a rise in risk aversion benefiting U.S. over non-U.S. stocks. Against this backdrop, the U.S. Dollar advanced against the Euro. U.S. central bank reassurances that interest rates would remain low also boosted investor confidence. At the same time, improving corporate earnings bolstered equities, with revenues and earnings broadly beating expectations in 4/th/ quarter 2009. Investors cheered as signs of end-market demand re-emerged, alongside cost-cutting measures. Financials and cyclical sectors put up the best 4/th/ quarter 2009 earnings results, with greater earnings revisions among cyclical sectors versus defensive sectors. Consistent with these results, the cyclical sectors outperformed, while defensive sectors lagged. Energy was the only cyclical sector to lag as tightening measures in Asian central banks put a question mark around emerging market demand.

  The unfolding corporate earnings recovery plants the seeds of hope for a sustainable recovery. However, many questions remain about the durability of the recovery. Investors may also be worried by the scope of government intervention in the aftermath of the financial crisis and the ultimate cost to taxpayers.

Q.WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A.Following last year's outperformance, the Fund struggled to keep pace in an investing environment favoring small-cap, low quality companies during the first half of the fiscal period. Although the Fund

                                                  [GRAPHIC]  13


                                    [GRAPHIC]

                            GE Core Value Equity Fund

  delivered strong absolute returns, it lagged during the period. The key contributions came from strong stock selection among materials and utilities stocks, although our consumer discretionary, financials, technology stock selections weighed most on returns. The Fund's materials holdings delivered a 27% return versus a 10% return for the benchmark sector, driven by strength in Allegheny Technologies (+56%) and Potash Corp (+32%). Both companies benefited from strong fundamentals and improving end market demand, as global economic activity picked up. Freeport McMoRan (+22%) also rallied along with the prices of the gold and copper that it mines. Similarly, many of our cyclically-oriented industrials also contributed nicely to Fund performance, including agricultural equipment manufacturer, Deere (+40%) and Eaton
  (+36%) in the trucking industry.

  In terms of negative drivers, underweighting consumer discretionary hurt Fund performance, as the sector's benchmark performance was 21%. In addition, the Fund's emphasis on the less cyclical media stocks hurt Fund performance as investors flocked to industries more leveraged to the improving employment and consumer spending trends (e.g., retail, autos and leisure).
  Global marketing giant Omnicom (+6%) was a relative underperformer, yet is well-positioned for a rebound in global advertisement spending. Within financials, Ace (-1%) and State Street (-14%) detracted most from returns. In general, custody banks like State Street lagged as low trading volumes and low interest rates dampened the industry profit outlook. However, we believe a reversal in these cyclical factors could create tailwinds as activity returns, rates increase and market values rise. Within technology, Western Union (-10%) weighed most on returns. Despite disappointing margins in the company's most recent quarterly earnings report, management has articulated a credible strategy for growing Western Union's market share in a rebounding global remittance market. Not owning Apple (+27%) also detracted from Fund performance, although the Fund's relative value discipline made ownership in this growth company unlikely during the period. Other holdings which dragged on returns included Boston Scientific (-33%), Molson Coors (-13%) and Amgen (-1%).

Q.WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND DURING THE PERIOD?

A.The Fund continued to emphasize financially strong companies that the investment team believes can gain market share in a slow-growth economic environment. The biggest change in positioning included initiating an overweight in health care stocks, taking advantage of attractive valuations in the sector, and with increasing confidence as the clouds of health care reform parted. We also became overweight in utilities. We reduced our financials exposure meaningfully, with an approximately market-weighted position at the end of the period. As smaller-capitalized and more cyclical stocks outperformed, the valuation of large cap, multinational companies became even more compelling. This development presented us the opportunity to add to consumer staple stocks. While these companies have minimal cyclical leverage to a V-shaped recovery, they have above-average long-term growth rates, business development opportunities, and strong management teams.

               14
                                                      [GRAPHIC]

                                    [GRAPHIC]

                            GE Core Value Equity Fund

                                             Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2010.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

OCTOBER 1, 2009 - MARCH 31, 2010

--------------------------------------------------------------------------------------------
                     ACCOUNT VALUE AT THE       ACCOUNT VALUE AT THE      EXPENSES PAID
                  BEGINNING OF THE PERIOD ($)   END OF THE PERIOD ($) DURING THE PERIOD ($)*
--------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
--------------------------------------------------------------------------------------------
    Class A                1,000.00                   1,093.33                 7.10
    Class B                1,000.00                   1,087.76                11.03
    Class C                1,000.00                   1,088.35                10.99
    Class R                1,000.00                   1,090.89                 8.29
    Class Y                1,000.00                   1,093.82                 5.79
--------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
--------------------------------------------------------------------------------------------
    Class A                1,000.00                   1,017.99                 6.84
    Class B                1,000.00                   1,014.26                10.65
    Class C                1,000.00                   1,014.31                10.60
    Class R                1,000.00                   1,016.86                 8.00
    Class Y                1,000.00                   1,019.21                 5.59
--------------------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 1.36% for Class A
 Shares, 2.12% for Class B Shares, 2.11% for Class C Shares, 1.58% for Class R Shares and 1.11% for Class Y Shares (for the period October 1, 2009 -- March 31, 2010), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six month period).
**Actual Fund Returns for the six-month period ended March 31, 2010 were as follows: 9.33% for Class A shares, 8.78% for Class B shares, 8.84% for Class C shares, 9.09% for Class R shares and 9.38% for Class Y shares.

                                                  [GRAPHIC]  15


                                    [GRAPHIC]

                            GE Core Value Equity Fund

INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital and future income by investing at least 80% of its net assets under normal circumstances in common and preferred stocks and other types of equity securities. The Fund invests primarily in U.S. companies that the portfolio manager believes are undervalued by the market but have solid growth prospects.
--------------------------------------------------------------------------------
TOP TEN LARGEST HOLDINGS AS OF MARCH 31, 2010 (UNAUDITED) as a % of Market Value

   --------------------------------------------------------------------------

   International Business Machines Corp.  3.48%   PepsiCo, Inc.         2.32%
   ---------------------------------------------  ---------------------------

   The Procter & Gamble Co.               2.87%   Hewlett-Packard Co.   2.11%
   ---------------------------------------------  ---------------------------

   Microsoft Corp.                        2.57%   Omnicom Group Inc.    2.00%
   ---------------------------------------------  ---------------------------

   Time Warner Inc.                       2.55%   JPMorgan Chase & Co.  1.99%
   ---------------------------------------------  ---------------------------

   Bank of America Corp.                  2.46%   Exxon Mobil Corp.     1.97%
   ---------------------------------------------  ---------------------------

--------------------------------------------------------------------------------
MORNINGSTAR PERFORMANCE COMPARISON
Large Blend Peer Group
Based on average annual returns for periods ended 3/31/10

                                                SIX    ONE   FIVE   TEN
                                               MONTHS  YEAR  YEAR   YEAR
                                               ------ -----  ----  -----

      Number of Funds in peer group             2066   1999  1387    724
      --------------------------------------------------------------------

      Peer group average annual total return*  10.85% 49.52% 1.76% (1.06)%
      --------------------------------------------------------------------

Morningstar Category in peer group: Large Blend
* Morningstar performance comparisons are based on average annual total returns for the six-months, one-year, five-year and ten-year periods indicated in the Large Blend peer group consisting of 2066, 1999, 1387 and 724 underlying funds, respectively.

--------------------------------------------------------------------------------

 CHANGE IN VALUE OF A $10,000 INVESTMENT
                                 CLASS A SHARES

                                    [CHART]

               GE Value Equity      S&P 500 Index      With Load
               ---------------      -------------      ---------
03/00             10,000.00           10,000.00         9,425.00
09/00              9,845.68            9,618.91         9,279.55
09/01              8,274.99            7,054.65         7,799.18
09/02              6,848.15            5,609.16         6,454.38
09/03              8,182.93            6,980.03         7,712.41
09/04              9,182.74            7,948.37         8,654.73
09/05             10,168.46            8,922.16         9,583.77
09/06             11,345.60            9,885.37        10,693.23
09/07             13,387.35           11,510.75        12,617.58
09/08             11,264.74            8,981.17        10,617.02
09/09             10,576.44            8,360.79         9,968.30
03/10             11,563.49            9,343.22        10,898.59


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2010

                                                                        ENDING
                                                                      VALUE OF A
                            SIX    ONE   FIVE   TEN                    $10,000
                           MONTHS  YEAR  YEAR   YEAR   COMMENCEMENT INVESTMENT (A)
                           ------ -----  ----  -----   ------------ --------------

GE Core Value Equity Fund   9.33% 46.08% 3.25%  1.46%    09/08/93       11,563

With Load                   3.05% 37.68% 2.04%  0.86%                   10,899

S&P 500 Index              11.75% 49.77% 1.92% (0.68)%                   9,343

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 CLASS B SHARES

                                    [CHART]

               GE Core Value Equity           S&P 500 Index
               --------------------           -------------
03/00               10,000.00                   10,000.00
09/00                9,802.22                    9,618.91
09/01                8,180.64                    7,054.65
09/02                6,717.59                    5,609.16
09/03                7,954.38                    6,980.03
09/04                8,869.26                    7,948.37
09/05                9,745.16                    8,922.16
09/06               10,784.27                    9,885.37
09/07               12,632.30                   11,510.75
09/08               10,595.77                    8,981.17
09/09                9,948.34                    8,360.79
03/10               10,876.78                    9,343.22

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2010

                                                                        ENDING
                                                                      VALUE OF A
                            SIX    ONE   FIVE   TEN                    $10,000
                           MONTHS  YEAR  YEAR   YEAR   COMMENCEMENT INVESTMENT (A)
                           ------ -----  ----  -----   ------------ --------------

GE Core Value Equity Fund   8.78% 45.10% 2.48%  0.84%    09/08/93       10,877

With Load                   4.78% 41.10% 2.48%  0.84%

S&P 500 Index              11.75% 49.77% 1.92% (0.68)%                   9,343

               16
                                                      [GRAPHIC]

                                    [GRAPHIC]

                            GE Core Value Equity Fund

--------------------------------------------------------------------------------

                                 CLASS C SHARES

                                    [CHART]

                    GE Value Equity         S&P 500 Index
                    ---------------         -------------
     03/00             10,000.00              10,000.00
     09/00              9,802.37               9,618.91
     09/01              8,165.29               7,054.65
     09/02              6,703.48               5,609.16
     09/03              7,955.89               6,980.03
     09/04              8,864.96               7,948.37
     09/05              9,738.50               8,922.16
     09/06             10,782.17               9,885.37
     09/07             12,634.74              11,510.75
     09/08             10,555.89               8,981.17
     09/09              9,842.41               8,360.79
     09/10             10,711.99               9,343.22




AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2010

                                                                        ENDING
                                                                      VALUE OF A
                            SIX    ONE   FIVE   TEN                    $10,000
                           MONTHS  YEAR  YEAR   YEAR   COMMENCEMENT INVESTMENT (A)
                           ------ -----  ----  -----   ------------ --------------

GE Core Value Equity Fund   8.84% 44.99% 2.48%  0.69%    09/30/99       10,712

With Load                   7.84% 43.99% 2.48%  0.69%

S&P 500 Index              11.75% 49.77% 1.92% (0.68)%                   9,343

--------------------------------------------------------------------------------

                                 CLASS R SHARES

                                    [CHART]

                   GE Value Equity          S&P 500 Index
                   ---------------          -------------
   01/08              10,000.00               10,000.00
   03/08               9,691.68                9,633.37
   06/08               9,722.51                9,370.68
   09/08               9,095.58                8,586.36
'  12/08               7,133.53                6,702.23
   03/09               6,383.19                5,964.19
   06/09               7,440.01                6,914.23
   09/09               8,517.97                7,993.26
   12/09               8,930.71                8,475.94
   03/10               9,292.19                8,932.50
















AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2010

                                                                     ENDING
                                                                   VALUE OF A
                            SIX    ONE     SINCE                    $10,000
                           MONTHS  YEAR  INCEPTION  COMMENCEMENT INVESTMENT (A)
                           ------ -----  ---------  ------------ --------------

GE Core Value Equity Fund   9.09% 45.57%   (3.00)%    01/29/08       9,292
S&P 500 Index              11.75% 49.77%   (3.42)%*                  8,932

--------------------------------------------------------------------------------
                                 CLASS Y SHARES

                                    [CHART]

                        GE Value Equity          S&P 500 Index
                        ---------------          -------------
      03/00                10,000.00               10,000.00
      09/00                 9,845.82                9,618.91
      09/01                 8,300.60                7,054.65
      09/02                 6,887.01                5,609.16
      09/03                 8,239.95                6,980.03
      09/04                 9,252.43                7,948.37
      09/05                10,261.61                8,922.16
      09/06                11,519.50                9,885.37
      09/07                13,736.82               11,510.75
      09/08                11,599.42                8,981.17
      09/09                10,923.72                8,360.79
      03/10                11,948.57                9,343.22




AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2010

                                                                        ENDING
                                                                      VALUE OF A
                            SIX    ONE   FIVE   TEN                    $10,000
                           MONTHS  YEAR  YEAR   YEAR   COMMENCEMENT INVESTMENT (A)
                           ------ -----  ----  -----   ------------ --------------

GE Core Value Equity Fund   9.38% 46.39% 3.77%  1.80%    01/05/98       11,949

S&P 500 Index              11.75% 49.77% 1.92% (0.68)%                   9,343

                                    [GRAPHIC]



See Notes to Performance beginning on page 1 for further information.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Index returns are not available from the Fund's inception date and therefore are calculated from the month end nearest to the class shares' inception date.

--------------------------------------------------------------------------------

                                                  [GRAPHIC]  17


GE CORE VALUE EQUITY FUND                          March 31, 2010 (unaudited)

                                    [GRAPHIC]

Schedule of Investments

                           GE CORE VALUE EQUITY FUND

Portfolio Composition as a % of Market Value of $41,951 (in thousands) as of March 31, 2010 (unaudited)

                                    [CHART]

        Financials                        16.5%
        Information Technology            16.1%
        Healthcare                        13.8%
        Consumer Staples                  13.1%
        Energy                            11.4%
        Industrials                        9.6%
        Consumer Discretionary             7.4%
        Materials                          4.2%
        Utilities                          3.9%
        Telecommunication Services         2.9%
        Short Term                         1.1%
        Other Investments                  0.0%*
        * Less than 0.1%


                                            NUMBER
                                         OF SHARES       VALUE

           COMMON STOCK -- 97.5%+
           ----------------------------------------------------------

           AEROSPACE & DEFENSE -- 3.1%

           Honeywell International Inc..    12,630 $   571,760
           ITT Corp.....................     8,104     434,455
           Rockwell Collins, Inc........     4,420     276,648
                                                     1,282,863

           BEVERAGES -- 2.9%

           Molson Coors Brewing Co.
            (Class B)...................     5,581     234,737
           PepsiCo, Inc.................    14,735     974,868
                                                     1,209,605

           BIOTECHNOLOGY -- 1.7%

           Amgen Inc....................    11,577     691,841 (a,h)

           CAPITAL MARKETS -- 5.5%

           Ameriprise Financial, Inc....    11,788     534,704
           Morgan Stanley...............     9,262     271,284
           State Street Corp............     5,788     261,270  (e)
           The Bank of New York Mellon
            Corp........................    20,629     637,023
           The Charles Schwab Corp......     7,578     141,633
           The Goldman Sachs Group, Inc.     2,631     448,928
                                                     2,294,842

           CHEMICALS -- 1.0%

           Potash Corp of Saskatchewan
            Inc.........................     3,578     427,034

                                               NUMBER
                                            OF SHARES       VALUE

          COMMERCIAL BANKS -- 0.9%

          Regions Financial Corp...........    11,367 $    89,231
          US Bancorp.......................    11,577     299,613
                                                          388,844

          COMMUNICATIONS EQUIPMENT -- 0.9%

          Cisco Systems, Inc...............    13,893     361,635 (a)

          COMPUTERS & PERIPHERALS -- 5.6%

          Hewlett-Packard Co...............    16,629     883,831
          International Business Machines
           Corp............................    11,367   1,457,818
                                                        2,341,649

          DIVERSIFIED FINANCIAL SERVICES -- 4.5%

          Bank of America Corp.............    57,773   1,031,248
          JPMorgan Chase & Co..............    18,629     833,648
                                                        1,864,896

          DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.3%

          AT&T Inc.........................    24,207     625,509
          Verizon Communications Inc.......    10,525     326,485 (h)
                                                          951,994

          ELECTRIC UTILITIES -- 2.4%

          Edison International.............    14,735     503,495
          Entergy Corp.....................     3,157     256,822
          Northeast Utilities..............     8,946     247,267
                                                        1,007,584

          ELECTRICAL EQUIPMENT -- 1.3%

          ABB Ltd. ADR.....................    25,260     551,678

          ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.9%

          Corning Inc......................    19,261     389,265

          ENERGY EQUIPMENT & SERVICES -- 2.4%

          Halliburton Co...................    16,103     485,183
          National Oilwell Varco, Inc......     3,683     149,456
          Schlumberger Ltd.................     5,789     367,370
                                                        1,002,009

          FOOD & STAPLES RETAILING -- 0.2%

          Safeway Inc......................     3,999      99,415

See Notes to Schedules of Investments on page 120 and Notes to Financial Statements on page 154.


               18
                                                      [GRAPHIC]

GE CORE VALUE EQUITY FUND                          March 31, 2010 (unaudited)

                                    [GRAPHIC]

Schedule of Investments


                                              NUMBER
                                           OF SHARES       VALUE

          FOOD PRODUCTS -- 3.4%

          Archer-Daniels-Midland Co.......     9,472 $   273,741
          Kraft Foods Inc. (Class A)......    15,577     471,048
          McCormick & Company Inc.........    12,524     480,421
          Nestle S.A. ADR.................     3,999     204,749
                                                       1,429,959

          HEALTHCARE EQUIPMENT & SUPPLIES -- 3.1%

          Baxter International Inc........     7,894     459,431
          Becton Dickinson & Co...........     5,052     397,744
          Covidien PLC....................     8,663     435,576
                                                       1,292,751

          HEALTHCARE PROVIDERS & SERVICES -- 2.0%

          Cardinal Health, Inc............    11,577     417,119
          McKesson Corp...................     2,526     166,009
          Omnicare, Inc...................     9,472     267,963
                                                         851,091

          HOUSEHOLD PRODUCTS -- 4.6%

          Clorox Co.......................     7,262     465,785
          Kimberly-Clark Corp.............     3,684     231,650
          The Procter & Gamble Co.........    19,050   1,205,293
                                                       1,902,728

          INDUSTRIAL CONGLOMERATES -- 0.4%

          Siemens AG ADR..................     1,633     163,251

          INSURANCE -- 5.3%

          ACE Ltd.........................    10,525     550,457
          AON Corp........................     6,946     296,664
          MetLife, Inc....................     3,894     168,766
          PartnerRe Ltd...................     2,876     229,275
          Principal Financial Group, Inc..    11,998     350,462
          Prudential Financial, Inc.......    10,525     636,762
                                                       2,232,386

          IT SERVICES -- 1.6%

          Accenture PLC...................     3,245     136,128
          The Western Union Co............    31,575     535,512
                                                         671,640

          LIFE SCIENCES TOOLS & SERVICES -- 1.0%

          Life Technologies Corp..........     3,578     187,022 (a)
          Thermo Fisher Scientific, Inc...     4,526     232,817 (a)
                                                         419,839

                                               NUMBER
                                            OF SHARES       VALUE

            MACHINERY -- 2.2%

            Deere & Co.....................     8,209 $   488,107
            Eaton Corp.....................     5,789     438,633
                                                          926,740

            MEDIA -- 5.5%

            Omnicom Group Inc..............    21,576     837,365
            The Walt Disney Co.............    11,577     404,153
            Time Warner Inc................    34,206   1,069,622
                                                        2,311,140

            METALS & MINING -- 2.8%

            Allegheny Technologies Inc.....     7,788     420,474
            Barrick Gold Corp..............     6,315     242,117
            Freeport-McMoRan Copper & Gold
             Inc...........................     5,999     501,156
                                                        1,163,747

            MULTILINE RETAIL -- 0.3%

            Target Corp....................     2,315     121,769

            MULTI-UTILITIES -- 1.5%

            Dominion Resources, Inc........    14,735     605,756

            OIL, GAS & CONSUMABLE FUELS -- 9.0%

            Apache Corp....................     4,210     427,315
            Chesapeake Energy Corp.........     3,368      79,620
            Chevron Corp...................    10,841     822,073
            Devon Energy Corp..............     6,315     406,875
            Exxon Mobil Corp...............    12,314     824,792
            Hess Corp......................     2,105     131,668
            Marathon Oil Corp..............    18,945     599,420
            Occidental Petroleum Corp......     4,947     418,219
            Suncor Energy Inc..............     1,473      47,931
                                                        3,757,913

            PAPER & FOREST PRODUCTS -- 0.5%

            Weyerhaeuser Co................     4,210     190,587

            PERSONAL PRODUCTS -- 0.5%

            Avon Products, Inc.............     5,893     199,596

            PHARMACEUTICALS -- 6.1%

            Abbott Laboratories............     5,789     304,965
            Bristol-Myers Squibb Co........    27,049     722,208
            Johnson & Johnson..............    12,630     823,476

See Notes to Schedules of Investments on page 120 and Notes to Financial Statements on page 154.


                                                  [GRAPHIC]  19


GE CORE VALUE EQUITY FUND                          March 31, 2010 (unaudited)

                                    [GRAPHIC]

Schedule of Investments


                                               NUMBER
                                            OF SHARES       VALUE

          Merck & Company Inc..............     1,579 $    58,976
          Pfizer Inc.......................    36,837     631,755
                                                        2,541,380

          ROAD & RAIL -- 1.2%

          Union Pacific Corp...............     6,736     493,749

          SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 3.4%

          Intel Corp.......................    26,312     585,705
          Kla-Tencor Corp..................     1,894      58,562
          Microchip Technology Inc.........     5,789     163,018
          Nvidia Corp......................     4,210      73,170 (a)
          Taiwan Semiconductor
           Manufacturing Company Ltd.
           ADR.............................    24,207     253,931
          Texas Instruments Inc............    12,525     306,487
                                                        1,440,873

          SOFTWARE -- 3.8%

          Microsoft Corp...................    36,837   1,078,219
          Oracle Corp......................    19,050     489,394
                                                        1,567,613

          SPECIALTY RETAIL -- 1.5%

          Bed Bath & Beyond, Inc...........     5,789     253,327 (a)
          Lowe's Companies, Inc............    15,156     367,381
                                                          620,708

          TEXTILES APPAREL & LUXURY GOODS -- 0.1%

          NIKE, Inc. (Class B).............       842      61,887

          TOBACCO -- 1.5%

          Altria Group, Inc................     3,157      64,782
          Philip Morris International Inc..    11,051     576,420
                                                          641,202

          WIRELESS TELECOMMUNICATION SERVICES -- 0.6%

          American Tower Corp. (Class A)...     5,789     246,669 (a)

          TOTAL COMMON STOCK
           (COST $35,935,648)..............            40,720,128

                                             NUMBER
                                          OF SHARES        VALUE

         EXCHANGE TRADED FUNDS -- 1.9%
         --------------------------------------------------------------

         Financial Select Sector SPDR
          Fund...........................     9,710 $   155,069   (p)
         Industrial Select Sector SPDR
          Fund...........................    19,806     618,541  (h,p)

         TOTAL EXCHANGE TRADED FUNDS
          (COST $929,739)................               773,610
         --------------------------------------------------------------
         OTHER INVESTMENTS -- 0.0%*
         --------------------------------------------------------------

         GEI Investment Fund
          (COST $14,088).................                11,693   (k)

         TOTAL INVESTMENTS IN SECURITIES
          (COST $36,879,475).............            41,505,431
         --------------------------------------------------------------
         SHORT-TERM INVESTMENTS -- 1.0%
         --------------------------------------------------------------

         GE Money Market Fund
          Institutional Class
          0.00%
          (COST $445,115)................               445,115  (d,k)

         TOTAL INVESTMENTS
          (COST $37,324,590).............            41,950,546

         LIABILITIES IN EXCESS OF OTHER
          ASSETS, NET -- (0.4)%..........              (181,595)
                                                    -----------

         NET ASSETS -- 100%..............           $41,768,951
                                                    ===========

See Notes to Schedules of Investments on page 120 and Notes to Financial Statements on page 154.


               20
                                                      [GRAPHIC]





                                    [GRAPHIC]
                           GE Premier Growth Equity Fund




                                    [GRAPHIC]

                                  David B. Carlson
                        Chief Invesment Officer - U.S. Equities


David B. Carlson
Chief Investment Officer -- U.S. Equities

David B. Carlson has been the portfolio manager of the GE Premier Growth Equity
Fund since its inception in 1996. See portfolio managers' biographical information beginning on page 184.

Q.HOW DID THE GE PREMIER GROWTH EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK
  AND MORNINGSTAR PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2010?

A.For the six-month period ended March 31, 2010, the GE Premier Growth Equity
  Fund returned 10.69% for Class A shares, 10.26% for Class B shares, 10.24% for Class C shares, 10.53% for Class R shares and 10.81% for Class Y shares.
  The Fund's broad based benchmarks, the S&P 500 and the Russell 1000 Growth
  Index, returned 11.75% and 12.95% respectively, and the Fund's Morningstar peer group of 1,837 Large Growth Funds returned an average of 11.37% for the same period.

Q.WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A.In the six-month period ended March 31 2010, the U.S. and global economies continued a gradual recovery, which has, for the most part, been reflected by further gains in U.S. stock prices. Each broad measure of U.S. Equity market performance achieved double-digit returns during the period, with greater breadth of performance across the market. In general, small and mid-cap stocks outperformed large caps, and lower quality companies achieved greater advances -- a headwind to portfolio managers that prioritize balance sheet quality, strong capital management, experienced management and market leadership.

  In the second half of the period, as concerns about Greece's crumbling balance sheet escalated, markets witnessed a rise in risk aversion benefiting
  U.S. over non-U.S. stocks. Against this backdrop, the U.S. Dollar advanced against the Euro. U.S. central bank reassurances that interest rates would remain low also boosted investor confidence. At the same time, improving corporate earnings bolstered equities, with revenues and earnings broadly beating expectations in 4/th/ quarter 2009. Investors cheered as signs of end-market demand re-emerged, alongside cost-cutting measures. Financials and cyclical sectors put up the best 4/th/ quarter 2009 earnings results, with greater earnings revisions among cyclical sectors versus defensive sectors.
  Consistent with these results, the cyclical sectors outperformed, while defensive sectors lagged. Energy was the only cyclical sector to lag as tightening measures in Asian central banks put a question mark around emerging market demand.

  The unfolding corporate earnings recovery plants the seeds of hope for a sustainable recovery. However, many questions remain about the durability of the recovery. Investors may also be worried by the scope of government intervention in the aftermath of the financial crisis and the ultimate cost to taxpayers.

Q.WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A.The cyclically-leveraged consumer discretionary stocks were the top performers, with particular strength among the Fund's media and specialty retail holdings. Liberty Global (+29%) was the top-contributing stock, rallying sharply on the sale of its stake to Japanese broadband company, Jupiter Telecommunications. The $4 billion cash sale represented a substantial premium, and allows the company to potentially redirect its capital to more strategic opportunities in core markets, while focusing on stock buyback initiatives. Other strong stocks within consumer discretionary included DirecTV (+16%) and Bed Bath & Beyond (+17%), and PepsiCo (+14%) put in a strong showing in the consumer products space. A final global, consumer-oriented stock that rallied was Baidu (+53%), the leader in Chinese
  Internet search -- benefitting during the period from its rival's, Google,

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
                                                  [GRAPHIC]  21






                                    [GRAPHIC]
                            GE Premier Growth Equity Fund



  friction with the Chinese government over censorship.

  The main detractors from Fund performance were financials stocks. In a volatile six-month period for financials, the Fund was light on outperforming asset managers (levered to rising markets), commercial banks and REITs. In general, custody banks like State Street (-14%) lagged as low trading volumes and low interest rates dampened the industry profit outlook. However, we believed these temporary cyclical factors could reverse and create tailwinds as activity returns, rates increase and market values rise. Goldman Sachs
  (-7%) -- one of the top-performing holdings in calendar 2009 -- also took a breather as investor appetite increased for financials further out on the risk spectrum. Notwithstanding strong contributions from Visa (+32%) and Baidu (+53%), the Fund's technology selections pressured returns, with the greatest drags coming from Western Union (-10%) and Qualcomm (-6%). While both technology companies provided disappointing outlooks over the period, by the end of March 2010, Western Union and Qualcomm had rebounded amid improving fundamentals. In materials, expectations got ahead of themselves for Monsanto (-7%), pressuring the stock after a breathtaking +24% rally in the first half of the period. While expectations reset in the last three months, the company also encountered a tough seed-pricing environment following 2009's ideal planting season. Additionally, it seemed steady growth stocks like Monsanto became sources of cash to fund more cyclical positions, as the economic recovery took hold. Despite these challenges, we held
  Monsanto as long-term fundamentals remained intact in our view. One final weak spot was biotech giant, Amgen (-1%).

Q.WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND DURING THE PERIOD?

A.We consistently employed our bottom-up process of seeking high quality stocks that we believe can generate double-digit earnings growth. We ended the period with 36 stocks in the portfolio, consistent with our history. The portfolio's largest sector weighting remained technology at approximately 32% of the portfolio -- as we continued to like the financial condition, global business models and valuations in the tech sector. There were few changes in the portfolio during the period, although we initiated a switch within technology, beginning a position in Apple and eliminating Molex. During the six-month period, DirecTV completed its merger transaction with Liberty Media
  Entertainment, and we continued to hold the shares of DirecTV in lieu of our position in Liberty Media at March 31, 2010. We continued to trade around market volatility to add to core holdings when we believed they indicated value (e.g., Goldman Sachs, CME, RIMM, Microsoft), and trimmed some positions as they outperformed (Carnival, Lincare and Liberty Global). On the margin, we modestly decreased our exposure within financials and consumer discretionary, and added to our holdings within healthcare (e.g., Medtronic and Gilead).

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
               22
                                                      [GRAPHIC]

                                    [GRAPHIC]
                            GE Premier Growth Equity Fund



                                             Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2010.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

OCTOBER 1, 2009 - MARCH 31, 2010

--------------------------------------------------------------------------------------------
                     ACCOUNT VALUE AT THE       ACCOUNT VALUE AT THE      EXPENSES PAID
                  BEGINNING OF THE PERIOD ($)   END OF THE PERIOD ($) DURING THE PERIOD ($)*
--------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
--------------------------------------------------------------------------------------------
    Class A                1,000.00                   1,106.89                 5.52
    Class B                1,000.00                   1,102.56                 9.49
    Class C                1,000.00                   1,102.41                 9.43
    Class R                1,000.00                   1,105.30                 6.77
    Class Y                1,000.00                   1,108.10                 4.20
--------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
--------------------------------------------------------------------------------------------
    Class A                1,000.00                   1,019.50                 5.29
    Class B                1,000.00                   1,015.78                 9.10
    Class C                1,000.00                   1,015.83                 9.05
    Class R                1,000.00                   1,018.33                 6.49
    Class Y                1,000.00                   1,020.73                 4.03
--------------------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 1.05% for Class A
 Shares, 1.81% for Class B Shares, 1.80% for Class C Shares, 1.29% for Class R Shares and 0.80% for Class Y Shares (for the period October 1, 2009 -- March 31, 2010), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six month period).
**Actual Fund Returns for the six-month period ended March 31, 2010 were as follows: 10.69% for Class A shares, 10.26% for Class B shares, 10.24% for Class C shares, 10.53% for Class R shares and 10.81% for Class Y shares.

                                                  [GRAPHIC]  23


                                    [GRAPHIC]
                            GE Premier Growth Equity Fund




INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital and future income rather than current income by investing at least 80% of its net assets under normal circumstances in common and preferred stocks and other types of equity securities. The Fund invests primarily in a limited number of large- and medium-sized companies that the portfolio manager believes have above-average growth histories and/or growth potential.
--------------------------------------------------------------------------------
TOP TEN LARGEST HOLDINGS AS OF MARCH 31, 2010 (UNAUDITED) as a % of Market Value

    -----------------------------------------------------------------------

    Liberty Global, Inc. (Series C)  4.03%   Bed Bath & Beyond, Inc.  3.63%
    ---------------------------------------  ------------------------------

    PepsiCo, Inc.                    3.98%   The Western Union Co.    3.63%
    ---------------------------------------  ------------------------------

    Amgen Inc.                       3.95%   DIRECTV (Class A)        3.37%
    ---------------------------------------  ------------------------------

    QUALCOMM Inc.                    3.94%   Schlumberger Ltd.        3.36%
    ---------------------------------------  ------------------------------

    CME Group Inc.                   3.65%   Cisco Systems, Inc.      3.35%
    ---------------------------------------  ------------------------------

--------------------------------------------------------------------------------
MORNINGSTAR PERFORMANCE COMPARISON
Large Growth Peer Group
Based on average annual returns for periods ended 3/31/10

                                                SIX    ONE   FIVE   TEN
                                               MONTHS  YEAR  YEAR   YEAR
                                               ------ -----  ----  -----

      Number of Funds in peer group             1837   1760  1265    715
      --------------------------------------------------------------------

      Peer group average annual total return*  11.37% 47.99% 2.38% (3.81)%
      --------------------------------------------------------------------

Morningstar Category in peer group: Large Growth
*Morningstar performance comparisons are based on average annual total returns for the six-months, one-year, five-year and ten-year periods indicated in the Large Growth peer group consisting of 1837, 1760, 1265 and 715 underlying funds, respectively.

--------------------------------------------------------------------------------

 CHANGE IN VALUE OF A $10,000 INVESTMENT
                                 CLASS A SHARES

                            [CHART]

             GE Premier     S&P 500    Russell 1000
           Growth Equity     Index        Growth     With Load
           -------------   ---------  ------------  ---------
   03/00     10,000.00     10,000.00    10,000.00     9,425.00
   09/00      9,460.36      9,618.91     9,203.89     8,916.39
   09/01      7,195.38      7,054.65     5,006.88     6,781.65
   09/02      6,046.12      5,609.16     3,880.78     5,698.47
   09/03      7,601.78      6,980.03     4,887.51     7,164.67
   09/04      8,075.66      7,948.37     5,254.32     7,611.31
   09/05      8,827.60      8,922.16     5,863.03     8,320.01
   09/06      9,241.73      9,885.37     6,218.02     8,710.33
   09/07     10,557.95     11,510.75     7,422.49     9,950.87
   09/08      8,982.63      8,981.17     5,872.41     8,466.13
   09/09      8,661.47      8,360.79     5,763.37     8,163.43
   03/10      9,587.27      9,343.22     6,509.87     9,036.00

 AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2010

                                                                            ENDING
                                                                          VALUE OF A
                                SIX    ONE   FIVE   TEN                    $10,000
                               MONTHS  YEAR  YEAR   YEAR   COMMENCEMENT INVESTMENT (A)
                               ------ -----  ----  -----   ------------ --------------

GE Premier Growth Equity Fund  10.69% 50.16% 2.52% (0.42)%   12/31/96       9,587

With Load                       4.32% 41.53% 1.31% (1.01)%                  9,036

S&P 500 Index                  11.75% 49.77% 1.92% (0.68)%                  9,343

Russell 1000 Growth Index      12.95% 49.74% 3.42% (4.20)%                  6,510

--------------------------------------------------------------------------------

               24
                                                      [GRAPHIC]

                                    [GRAPHIC]
                            GE Premier Growth Equity Fund




                                 CLASS B SHARES

                                    [CHART]

                   GE Premier                        Russell 1000
                 Growth Equity     S&P 500 Index        Growth
                 -------------     -------------     ------------
   03/00          10,000.00          10,000.00        10,000.00
   09/00           9,426.10           9,618.91         9,203.89
   09/01           7,118.17           7,054.65         5,006.88
   09/02           5,935.87           5,609.16         3,880.78
   09/03           7,408.10           6,980.03         4,887.51
   09/04           7,810.53           7,948.37         5,254.32
   09/05           8,474.55           8,922.16         5,863.03
   09/06           8,840.27           9,885.37         6,218.02
   09/07          10,099.32          11,510.75         7,422.49
   09/08           8,592.43           8,981.17         5,872.41
   09/09           8,285.22           8,360.79         5,763.37
   03/10           9,170.81           9,343.22         6,509.87



AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2010

                                                                            ENDING
                                                                          VALUE OF A
                                SIX    ONE   FIVE   TEN                    $10,000
                               MONTHS  YEAR  YEAR   YEAR   COMMENCEMENT INVESTMENT (A)
                               ------ -----  ----  -----   ------------ --------------

GE Premier Growth Equity Fund  10.26% 49.09% 1.75% (0.86)%   12/31/96       9,171

With Load                       6.26% 45.09% 1.75% (0.86)%

S&P 500 Index                  11.75% 49.77% 1.92% (0.68)%                  9,343

Russell 1000 Growth Index      12.95% 49.74% 3.42% (4.20)%                  6,510

--------------------------------------------------------------------------------

                                 CLASS C SHARES

                                    [CHART]

                   GE Premier                        Russell 1000
                 Growth Equity     S&P 500 Index        Growth
                 -------------     -------------     ------------
   03/00            10,000.00         10,000.00         10,000.00
   09/00             9,426.10          9,618.91          9,203.89
   09/01             7,118.17          7,054.65          5,006.88
   09/02             5,932.52          5,609.16          3,880.78
   09/03             7,411.45          6,980.03          4,887.51
   09/04             7,813.89          7,948.37          5,254.32
   09/05             8,477.90          8,922.16          5,863.03
   09/06             8,807.02          9,885.37          6,218.02
   09/07             9,987.08         11,510.75          7,422.49
   09/08             8,429.83          8,981.17          5,872.41
   09/09             8,073.22          8,360.79          5,763.37
   03/10             8,899.97          9,343.22          6,509.87

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2010

                                                                            ENDING
                                                                          VALUE OF A
                                SIX    ONE   FIVE   TEN                    $10,000
                               MONTHS  YEAR  YEAR   YEAR   COMMENCEMENT INVESTMENT (A)
                               ------ -----  ----  -----   ------------ --------------

GE Premier Growth Equity Fund  10.24% 49.04% 1.74% (1.16)%   09/30/99       8,900

With Load                       9.24% 48.04% 1.74% (1.16)%

S&P 500 Index                  11.75% 49.77% 1.92% (0.68)%                  9,343

Russell 1000 Growth Index      12.95% 49.74% 3.42% (4.20)%                  6,510

--------------------------------------------------------------------------------

                                 CLASS R SHARES

                                    [CHART]

             GE Premier
           Growth Equity     S&P 500 Index      Russell 1000 Growth
           -------------     -------------      -------------------
01/29/08     10,000.00         10,000.00             10,000.00
 03/08        9,852.81          9,633.37              9,741.63
 06/08        9,866.19          9,370.68              9,862.93
 09/08        9,277.43          8,586.36              8,646.92
 12/08        6,743.89          6,702.23              6,676.55
 03/09        6,583.67          5,964.19              6,401.43
 06/09        7,909.14          6,914.23              7,446.15
 09/09        8,928.73          7,993.26              8,486.37
 12/09        9,313.87          8,475.94              9,160.29
 03/10        9,868.91          8,932.50              9,585.55



AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2010

                                                                     ENDING
                                                                   VALUE OF A
                            SIX    ONE     SINCE                    $10,000
                           MONTHS  YEAR  INCEPTION  COMMENCEMENT INVESTMENT (A)
                           ------ -----  ---------  ------------ --------------

GE Premier Growth Equity
 Fund                      10.53% 49.90%   (0.13)%    01/29/08       9,869

S&P 500 Index              11.75% 49.77%   (3.42)%*                  8,932

Russell 1000 Growth Index  12.95% 49.74%   (0.74)%*                  9,586

--------------------------------------------------------------------------------

                                 CLASS Y SHARES

                                    [GRAPHIC]

             GE Premier
           Growth Equity     S&P 500 Index      Russell 1000 Growth
           -------------     -------------      -------------------
03/00        10,000.00         10,000.00             10,000.00
09/00         9,472.11          9,618.91              9,203.89
09/01         7,222.46          7,054.65              5,006.88
09/02         6,082.96          5,609.16              3,880.78
09/03         7,668.68          6,980.03              4,887.51
09/04         8,165.85          7,948.37              5,254.32
09/05         8,951.39          8,922.16              5,863.03
09/06         9,393.58          9,885.37              6,218.02
09/07        10,757.17         11,510.75              7,422.49
09/08         9,174.32          8,981.17              5,872.41
09/09         8,871.38          8,360.79              5,763.37
03/10         9,830.41          9,343.22              6,509.87

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2010

                                                                            ENDING
                                                                          VALUE OF A
                                SIX    ONE   FIVE   TEN                    $10,000
                               MONTHS  YEAR  YEAR   YEAR   COMMENCEMENT INVESTMENT (A)
                               ------ -----  ----  -----   ------------ --------------

GE Premier Growth Equity Fund  10.81% 50.58% 2.77% (0.17)%   12/31/96       9,830

S&P 500 Index                  11.75% 49.77% 1.92% (0.68)%                  9,343

Russell 1000 Growth Index      12.95% 49.74% 3.42% (4.20)%                  6,510

                                    [GRAPHIC]



See Notes to Performance beginning on page 1 for further information.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Index returns are not available from the Fund's inception date and therefore are calculated from the month end nearest to the class shares' inception date.
--------------------------------------------------------------------------------

                                                  [GRAPHIC]  25


GE PREMIER GROWTH EQUITY FUND                      March 31, 2010 (unaudited)

                                    [GRAPHIC]

Schedule of Investments

                         GE PREMIER GROWTH EQUITY FUND

Portfolio Composition as a % of Market Value of $208,022 (in thousands) as of March 31, 2010 (unaudited)

                                [CHART]

                    Information Technology      34.6%
                    Consumer Discretionary      16.7%
                    Healthcare                  15.0%
                    Financials                  13.9%
                    Energy                       6.0%
                    Consumer Staples             4.0%
                    Telecommunication Services   2.9%
                    Industrials                  2.7%
                    Materials                    2.4%
                    Short Term                   1.8%
                    Other Investments            0.0%*

                    *  Less than 0.01%



                                           NUMBER
                                        OF SHARES        VALUE

          COMMON STOCK -- 98.4%+
          -----------------------------------------------------------

          BEVERAGES -- 4.0%

          PepsiCo, Inc.................   125,045 $  8,272,977

          BIOTECHNOLOGY -- 5.8%

          Amgen Inc....................   137,549    8,219,928 (a,h)
          Gilead Sciences, Inc.........    85,031    3,867,210  (a)
                                                    12,087,138

          CAPITAL MARKETS -- 6.5%

          State Street Corp............   150,054    6,773,438  (e)
          The Goldman Sachs Group, Inc.    39,514    6,742,274
                                                    13,515,712

          CHEMICALS -- 2.5%

          Monsanto Co..................    73,026    5,215,517

          COMMERCIAL SERVICES & SUPPLIES -- 2.6%

          Iron Mountain Inc............   200,072    5,481,973

          COMMUNICATIONS EQUIPMENT -- 9.7%

          Cisco Systems, Inc...........   267,596    6,965,524 (a,h)
          QUALCOMM Inc.................   195,070    8,190,989
          Research In Motion Ltd.......    67,524    4,993,400  (a)
                                                    20,149,913

                                           NUMBER
                                        OF SHARES           VALUE

              COMPUTERS & PERIPHERALS -- 1.5%

              Apple Inc................    13,492    $  3,169,676     (a)

              DIVERSIFIED FINANCIAL SERVICES -- 3.7%

              CME Group Inc............    24,009       7,589,485

              ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 2.4%

              Corning Inc..............   242,587       4,902,683

              ENERGY EQUIPMENT & SERVICES -- 6.0%

              Schlumberger Ltd.........   110,039       6,983,075
              Transocean Ltd...........    62,522       5,400,650     (a)
                                                       12,383,725

              HEALTHCARE EQUIPMENT & SUPPLIES -- 2.9%

              Medtronic, Inc...........   132,548       5,968,636

              HEALTHCARE PROVIDERS & SERVICES -- 6.3%

              Express Scripts, Inc.....    50,018       5,089,832     (a)
              Lincare Holdings Inc.....   107,538       4,826,305     (a)
              VCA Antech, Inc..........   115,041       3,224,599     (a)
                                                       13,140,736

              HOTELS RESTAURANTS & LEISURE -- 1.6%

              Carnival Corp............    85,030       3,305,966

              INSURANCE -- 2.0%

              AFLAC Inc................    75,026       4,073,162     (h)

              INTERNET SOFTWARE & SERVICES -- 4.0%

              Baidu, Inc ADR...........     5,484       3,273,948     (a)
              eBay Inc.................   190,068       5,122,333    (a,h)
                                                        8,396,281

              IT SERVICES -- 8.9%

              Paychex, Inc.............   132,548       4,069,224
              The Western Union Co.....   445,159       7,549,897
              Visa, Inc. (Class A).....    76,027       6,920,738
                                                       18,539,859

              MACHINERY -- 2.7%

              Dover Corp...............   120,043       5,612,010

See Notes to Schedules of Investments on page 120 and Notes to Financial Statements on page 154.


               26
                                                      [GRAPHIC]

GE PREMIER GROWTH EQUITY FUND                      March 31, 2010 (unaudited)

                                    [GRAPHIC]

Schedule of Investments


                                            NUMBER
                                         OF SHARES         VALUE

        MEDIA -- 8.7%

        Comcast Corp. (Class A).........   147,553 $  2,651,527
        DIRECTV (Class A)...............   207,574    7,018,077   (a)
        Liberty Global, Inc. (Series C).   290,104    8,381,105   (a)
                                                     18,050,709

        REAL ESTATE MANAGEMENT & DEVELOPMENT -- 1.8%

        CB Richard Ellis Group, Inc.
         (Class A)......................   237,585    3,765,722   (a)

        SOFTWARE -- 5.5%

        Intuit, Inc.....................   150,054    5,152,854   (a)
        Microsoft Corp..................   212,576    6,222,099
                                                     11,374,953

        SPECIALTY RETAIL -- 6.4%

        Bed Bath & Beyond, Inc..........   172,562    7,551,313  (a,h)
        Lowe's Companies, Inc...........   240,086    5,819,685
                                                     13,370,998

        WIRELESS TELECOMMUNICATION SERVICES -- 2.9%

        American Tower Corp. (Class A)..   140,051    5,967,573   (a)

        TOTAL COMMON STOCK
         (COST $184,510,115)............            204,335,404
        ---------------------------------------------------------------
        OTHER INVESTMENTS -- 0.0%*
        ---------------------------------------------------------------

        GEI Investment Fund
         (COST $15,011).................                 12,459   (k)

        TOTAL INVESTMENTS IN SECURITIES
         (COST $184,525,126)............            204,347,863
        ---------------------------------------------------------------
        SHORT-TERM INVESTMENTS -- 1.8%
        ---------------------------------------------------------------

        GE Money Market Fund
         Institutional Class
         0.00%
         (COST $3,674,412)..............              3,674,412  (d,k)

        TOTAL INVESTMENTS
         (COST $188,199,538)............            208,022,275

        LIABILITIES IN EXCESS OF OTHER
         ASSETS, NET -- (0.2)%..........               (360,526)
                                                   ------------

        NET ASSETS -- 100.0%............           $207,661,749
                                                   ============


                           OTHER INFORMATION
                           --------------------------

The GE Premier Growth Equity Fund had the following short futures contracts open at March 31, 2010 (unaudited):

                                     NUMBER    CURRENT
                         EXPIRATION    OF      NOTIONAL    UNREALIZED
         DESCRIPTION        DATE    CONTRACTS   VALUE    (DEPRECIATION)
         --------------------------------------------------------------

         S&P 500 Emini
          Index Futures  June 2010     11     $(640,860)    $(1,845)

See Notes to Schedules of Investments on page 120 and Notes to Financial Statements on page 154.


                                                  [GRAPHIC]  27


                                    [GRAPHIC]
                           GE Small-Cap Equity Fund




                            [PHOTO]

                       Judith A. Studer
                    Chief Market Strategist

Judith A. Studer
Chief Market Strategist

The GE Small-Cap Equity Fund is managed by Judith A. Studer, who is vested with oversight authority over the Fund's sub-advisers that provide day-to-day management of the assets of the Fund allocated to them. Ms. Studer has full discretion in determining the assets that are allocated to each sub-adviser. The current sub-advisers of the Fund are as follows: Palisade Capital Management L.L.C.; Champlain Investment Partners, LLC; GlobeFlex Capital, LP; and SouthernSun Asset Management, Inc. See portfolio managers' biographical information beginning on page 184.

Q.HOW DID THE GE SMALL-CAP EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND
  MORNINGSTAR PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2010?

A.For the six-month period ended March 31, 2010, the GE Small-Cap Equity Fund returned 12.01% for Class A shares, 11.64% for Class B shares, 11.56% for Class C shares, 11.82% for Class R shares and 12.13% for Class Y shares. The Russell 2000 Index, the Fund's benchmark, returned 13.06% and the Fund's Morningstar peer group of 648 Small Blend Funds returned an average of 12.97% for the same period.

Q.WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A.U.S. equities extended their rally over the last six-month period, fighting back from a sell-off in January and early February fueled by concerns over Greece's sovereign debt, rising political/regulatory risk for financials and policy tightening in Asia. Small cap stocks showed continued strength versus large cap stocks, with the Russell 2000 Index outperforming both the S&P 500 and Russell 1000 indices. The small-cap equity market's recent advance has been widespread, with every sector gaining ground during the period.

  Over the last six-month period ending March 31, 2010, the Russell 2000 Value outperformed the Russell 2000 Growth, returning 14.0% and 12.1% respectively. Many companies that benefited from the abatement of the financial crisis reside in the Russell 2000 Value, contributing to the outperformance.

Q.WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A.The Fund underperformed the Russell 2000 Index by 1.05% over the last six-month period. The Fund returned 12.01% compared to the benchmark return of 13.06%. The underperformance, spread across four sectors, was most pronounced in the financial sector where the Fund had an underweighted position (+9.9%), while financial stocks in the Russell 2000 Index returned 13.5%. Security selection in the materials and energy sectors within the Fund were relatively small drags on Fund performance versus the benchmark. Overweight positions in healthcare and consumer staples sectors, coupled with strong stock selection provided the largest positive contributions to Fund performance over the last six-month period.

Q.WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND DURING THE PERIOD?

A.There have been no significant changes to the Fund's position over the last six-month period. The largest portfolio underweight continues to be in financials with overweight positions in consumer staples and energy remaining consistent over the last 6 months. We continue to believe the Fund's multi-sub-adviser approach will enhance the Fund's performance over the long-term by providing a set of managers with diversification in style as well as those who may generate alpha. We remain confident in the sub-advisers' abilities and the investment approaches which have brought them success in the past.

               28
                                                      [GRAPHIC]

                                    [GRAPHIC]
                            GE Small-Cap Equity Fund



                                             Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2010.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

OCTOBER 1, 2009 - MARCH 31, 2010

--------------------------------------------------------------------------------------------
                     ACCOUNT VALUE AT THE       ACCOUNT VALUE AT THE      EXPENSES PAID
                  BEGINNING OF THE PERIOD ($)   END OF THE PERIOD ($) DURING THE PERIOD ($)*
--------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
--------------------------------------------------------------------------------------------
    Class A                1,000.00                   1,120.14                10.25
    Class B                1,000.00                   1,116.37                14.25
    Class C                1,000.00                   1,115.65                14.19
    Class R                1,000.00                   1,118.20                11.30
    Class Y                1,000.00                   1,121.32                 8.99
--------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
--------------------------------------------------------------------------------------------
    Class A                1,000.00                   1,015.14                 9.75
    Class B                1,000.00                   1,011.40                13.54
    Class C                1,000.00                   1,011.45                13.49
    Class R                1,000.00                   1,014.16                10.75
    Class Y                1,000.00                   1,016.32                 8.55
--------------------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 1.92% for Class A
 Shares, 2.68% for Class B Shares, 2.67% for Class C Shares, 2.12% for Class R Shares and 1.68% for Class Y Shares (for the period October 1, 2009 -- March 31, 2010), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six month period).
**Actual Fund Returns for the six-month period ended March 31, 2010 were as follows: 12.01% for Class A shares, 11.64% for Class B shares, 11.56% for Class C shares, 11.82% for Class R shares and 12.13% for Class Y shares.

                                                  [GRAPHIC]  29


                                    [GRAPHIC]
                            GE Small-Cap Equity Fund



INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets under normal circumstances in common and preferred stocks and other types of equity securities of small-cap companies under normal circumstances. The Fund uses a multi sub-adviser investment strategy that combines growth, value and core investment management styles, which allows the Fund to benefit from both value and growth cycles in the marketplace.
--------------------------------------------------------------------------------
TOP TEN LARGEST HOLDINGS AS OF MARCH 31, 2010 (UNAUDITED) as a % of Market Value

-----------------------------------------------------------------------------------

Dril-Quip, Inc.              1.04%   Mednax, Inc.                             0.87%
-----------------------------------  ----------------------------------------------

HMS Holdings Corp.           0.96%   Raymond James Financial, Inc.            0.87%
-----------------------------------  ----------------------------------------------

Aaron Rents, Inc. (Class B)  0.92%   Waste Connections, Inc.                  0.82%
-----------------------------------  ----------------------------------------------

LKQ Corp.                    0.91%   Owens & Minor, Inc.                      0.81%
-----------------------------------  ----------------------------------------------

Jarden Corp.                 0.90%   Omega Healthcare Investors, Inc. (REIT)  0.81%
-----------------------------------  ----------------------------------------------

--------------------------------------------------------------------------------
MORNINGSTAR PERFORMANCE COMPARISON
Small Blend Peer Group
Based on average annual returns for periods ended 3/31/10

                                                 SIX    ONE   FIVE  TEN
                                                MONTHS  YEAR  YEAR  YEAR
                                                ------ -----  ----  ----

       Number of Funds in peer group             648    633    463   245
       ------------------------------------------------------------------

       Peer group average annual total return*  13.07% 64.37% 3.36% 3.68%
       ------------------------------------------------------------------

Morningstar Category in peer group: Small Blend
*Morningstar performance comparisons are based on average annual total returns for the six-months, one-year, five-year and ten-year periods indicated in the Small Blend peer group consisting of 648, 633, 463 and 245 underlying funds, respectively.

--------------------------------------------------------------------------------

 CHANGE IN VALUE OF A $10,000 INVESTMENT
                                 CLASS A SHARES

                                    [CHART]

              GE Small-Cap      Russell 2000
                Equity              Index         With Load
             -------------     -------------     ------------
03/00          10,000.00        10,000.00          9,425.00
09/00           9,805.34         9,740.49          9,241.53
09/01          10,266.23         7,680.78          9,675.92
09/02           9,966.18         6,974.07          9,393.12
09/03          10,989.68         9,523.55         10,357.78
09/04          12,897.92        11,311.09         12,156.29
09/05          15,589.61        13,335.50         14,693.21
09/06          16,619.12        14,657.18         15,663.52
09/07          19,090.20        16,463.32         17,992.51
09/08          15,714.31        14,078.19         14,810.74
09/09          14,115.70        12,733.89         13,304.05
03/10          15,811.58        14,397.25         14,902.41
AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2010

                                                                   ENDING
                                                                 VALUE OF A
                         SIX    ONE   FIVE  TEN                   $10,000
                        MONTHS  YEAR  YEAR  YEAR  COMMENCEMENT INVESTMENT (A)
                        ------ -----  ----  ----  ------------ --------------

   GE Small-Cap Equity
   Fund                 12.01% 56.67% 2.02% 4.69%   09/30/98       15,812

   With Load             5.57% 47.66% 0.82% 4.07%                  14,902

   Russell 2000 Index   13.06% 62.76% 3.34% 3.71%                  14,397

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 CLASS B SHARES

                                    [CHART]

             GE Small-Cap           Russell 2000
               Equity                   Index
             ------------           ------------
03/00          10,000.00              10,000.00
09/00           9,766.76               9,740.49
09/01          10,150.17               7,680.78
09/02           9,787.24               6,974.07
09/03          10,716.85               9,523.55
09/04          12,470.84              11,311.09
09/05          14,970.24              13,335.50
09/06          15,834.54              14,657.18
09/07          18,067.68              16,463.32
09/08          14,768.73              14,078.19
09/09          13,151.83              12,733.89
03/10          14,682.36              14,397.25

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2010

                                                                   ENDING
                                                                 VALUE OF A
                         SIX    ONE   FIVE  TEN                   $10,000
                        MONTHS  YEAR  YEAR  YEAR  COMMENCEMENT INVESTMENT (A)
                        ------ -----  ----  ----  ------------ --------------

   GE Small-Cap Equity
   Fund                 11.64% 55.37% 1.25% 4.23%   09/30/98       14,682

   With Load             7.64% 51.37% 1.25% 4.23%

   Russell 2000 Index   13.06% 62.76% 3.34% 3.71%                  14,397

               30
                                                      [GRAPHIC]

                                    [GRAPHIC]
                            GE Small-Cap Equity Fund



--------------------------------------------------------------------------------

                                 CLASS C SHARES

                                    [CHART]

                  GE Small-Cap Equity        Russell 2000 Index
                  -------------------        ------------------
       03/00           10,000.00                10,000.00
       09/00            9,766.76                 9,740.49
       09/01           10,150.17                 7,680.78
       09/02            9,782.09                 6,974.07
       09/03           10,713.71                 9,523.55
       09/04           12,471.50                11,311.09
       09/05           14,967.95                13,335.50
       09/06           15,834.52                14,657.18
       09/07           18,049.62                16,463.32
       09/08           14,750.43                14,078.19
       09/09           13,142.48                12,733.89
       03/10           14,662.35                14,397.25




AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2010

                                                                   ENDING
                                                                 VALUE OF A
                         SIX    ONE   FIVE  TEN                   $10,000
                        MONTHS  YEAR  YEAR  YEAR  COMMENCEMENT INVESTMENT (A)
                        ------ -----  ----  ----  ------------ --------------

   GE Small-Cap Equity
   Fund                 11.56% 55.30% 1.23% 3.90%   09/30/99       14,662

   With Load            10.56% 54.30% 1.23% 3.90%

   Russell 2000 Index   13.06% 62.76% 3.34% 3.71%                  14,397

--------------------------------------------------------------------------------

                                 CLASS R SHARES

                                    [CHART]

                    GE Small-Cap Equity      Russell 2000 Index
                    -------------------      ------------------
         01/08           10,000.00                10,000.00
         03/08            9,718.91                 9,669.58
         06/08            9,974.45                 9,726.02
         09/08            9,131.18                 9,617.80
         12/08            6,578.14                 7,105.66
         03/09            5,852.61                 6,043.12
         06/09            7,100.52                 7,293.36
         12/09            8,183.98                 8,699.41
         12/09            8,541.90                 9,036.09
         03/10            9,151.35                 9,835.77


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2010

                                                                    ENDING
                                                                  VALUE OF A
                            SIX    ONE     SINCE                   $10,000
                           MONTHS  YEAR  INCEPTION COMMENCEMENT INVESTMENT (A)
                           ------ -----  --------- ------------ --------------

 GE Small-Cap Equity Fund  11.82% 56.36%   (3.40)%   01/29/08       9,151

 Russell 2000 Index        13.06% 62.76%    0.79%*                  9,836

--------------------------------------------------------------------------------
                                 CLASS Y SHARES

                                    [CHART]

                    GE Small-Cap Equtiy      Russell 2000 Index
                    -------------------      ------------------
         03/00            10,000.00               10,000.00
         09/00             9,820.27                9,740.49
         09/01            10,309.27                7,680.78
         09/02            10,029.59                6,974.07
         09/03            11,094.91                9,523.55
         09/04            13,052.32               11,311.09
         09/05            15,821.69               13,335.50
         09/06            16,904.71               14,657.18
         09/07            19,473.52               16,463.32
         09/08            16,065.58               14,078.19
         09/09            14,486.98               12,733.89
         03/10            16,244.48               14,397.25


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2010

                                                                   ENDING
                                                                 VALUE OF A
                         SIX    ONE   FIVE  TEN                   $10,000
                        MONTHS  YEAR  YEAR  YEAR  COMMENCEMENT INVESTMENT (A)
                        ------ -----  ----  ----  ------------ --------------

   GE Small-Cap Equity
   Fund                 12.13% 57.23% 2.29% 4.97%   09/30/98       16,244

   Russell 2000 Index   13.06% 62.76% 3.34% 3.71%                  14,397

                                    [GRAPHIC]



See Notes to Performance beginning on page 1 for further information.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Index returns are not available from the Fund's inception date and therefore are calculated from the month end nearest to the class shares' inception date.

--------------------------------------------------------------------------------

                                                  [GRAPHIC]  31


GE SMALL-CAP EQUITY FUND                           March 31, 2010 (unaudited)

                                    [GRAPHIC]

Schedule of Investments

                           GE SMALL-CAP EQUITY FUND

Portfolio Composition as a % of Market Value of $39,331 (in thousands) as of March 31, 2010 (unaudited)

                                    [CHART]
                Healthcare                       16.6%
                Information Technology           16.2%
                Consumer Discretionary           15.8%
                Industrials                      15.5%
                Financials                       11.8%
                Short Term                        7.4%
                Consumer Staples                  6.7%
                Energy                            4.5%
                Materials                         4.2%
                Utilities                         1.2%
                Telecommunication Services        0.1%
                Other Investments                 0.0%*

                * Less than 0.1%





                                              NUMBER
                                           OF SHARES       VALUE

           COMMON STOCK -- 93.1%+
           ----------------------------------------------------------

           AEROSPACE & DEFENSE -- 1.2%

           DynCorp International, Inc.
            (Class A).....................     2,200 $    25,278 (a)
           Esterline Technologies Corp....     1,510      74,639 (a)
           GenCorp Inc....................     4,500      25,920 (a)
           Stanley, Inc...................     1,400      39,606 (a)
           Teledyne Technologies Inc......     7,200     297,144 (a)
                                                         462,587

           AIR FREIGHT & LOGISTICS -- 0.3%

           Dynamex, Inc...................     1,500      25,800 (a)
           UTi Worldwide, Inc.............     5,864      89,836
                                                         115,636

           AIRLINES -- 0.2%

           Alaska Air Group, Inc..........       700      28,861 (a)
           Hawaiian Holdings, Inc.........     4,600      33,902 (a)
                                                          62,763

           AUTO COMPONENTS -- 0.3%

           China Automotive Systems, Inc..     1,600      36,976 (a)
           Wonder Auto Technology, Inc....     8,112      85,825 (a)
                                                         122,801

           AUTOMOBILES -- 0.1%

           Thor Industries Inc............     1,300      39,273

                                              NUMBER
                                           OF SHARES       VALUE

          BEVERAGES -- 0.1%

          Coca-Cola Bottling Company
           Consolidated...................       600 $    35,196

          BIOTECHNOLOGY -- 1.5%

          Alkermes, Inc...................     5,500      71,335 (a)
          Cubist Pharmaceuticals, Inc.....     4,200      94,668 (a)
          Emergent Biosolutions, Inc......     2,100      35,259 (a)
          Genomic Health Inc..............     3,700      65,083 (a)
          Martek Biosciences Corp.........     5,132     115,521 (a)
          Myriad Genetics, Inc............     6,900     165,945 (a)
          PDL BioPharma, Inc..............     5,820      36,142 (a)
                                                         583,953

          BUILDING PRODUCTS -- 0.1%

          Quanex Building Products Corp...     1,800      29,754

          CAPITAL MARKETS -- 1.8%

          Affiliated Managers Group Inc...     2,610     206,190 (a)
          Epoch Holding Corp..............     2,700      30,483
          GFI Group Inc...................    23,400     135,252
          Raymond James Financial, Inc....    12,800     342,272
                                                         714,197

          CHEMICALS -- 2.5%

          Arch Chemicals, Inc.............     5,680     195,335
          Koppers Holdings Inc............     6,200     175,584
          NewMarket Corp..................       909      93,618
          Sensient Technologies Corp......    15,900     462,054
          Stepan Co.......................       600      33,534
                                                         960,125

          COMMERCIAL BANKS -- 2.9%

          First Midwest Bancorp, Inc......     4,400      59,620
          Frost Bankers, Inc..............     4,500     251,100
          Fulton Financial Corp...........     8,000      81,520
          Prosperity Bancshares, Inc......     4,400     180,400
          Sterling Bancorp................       500       5,025
          SVB Financial Group.............     4,600     214,636 (a)
          UMB Financial Corp..............     3,700     150,220
          Westamerica Bancorporation......     3,100     178,715
                                                       1,121,236

          COMMERCIAL SERVICES & SUPPLIES -- 2.8%

          ABM Industries Inc..............    10,900     231,080
          Copart, Inc.....................     3,700     131,720 (a)
          Healthcare Services Group, Inc..     8,500     190,315
          Herman Miller, Inc..............     2,900      52,374
          Ritchie Bros Auctioneers Inc....     5,900     127,027

See Notes to Schedules of Investments on page 120 and Notes to Financial Statements on page 154.


               32
                                                      [GRAPHIC]

GE SMALL-CAP EQUITY FUND                           March 31, 2010 (unaudited)

                                    [GRAPHIC]

Schedule of Investments


                                                NUMBER
                                             OF SHARES       VALUE

        SYKES Enterprises, Inc..............     2,100 $    47,964 (a)
        Waste Connections, Inc..............     9,500     322,620 (a)
                                                         1,103,100

        COMMUNICATIONS EQUIPMENT -- 1.3%

        BigBand Networks, Inc...............     1,200       4,236 (a)
        Cogo Group, Inc.....................     5,400      37,746 (a)
        CommScope, Inc......................     6,700     187,734 (a)
        Comtech Telecommunications
         Corp...............................       855      27,351 (a)
        Ixia................................     4,300      39,861 (a)
        Loral Space & Communications,
         Inc................................     1,300      45,656 (a)
        Netgear Inc.........................     1,500      39,150 (a)
        Oplink Communications, Inc..........     2,400      44,496 (a)
        PC-Tel Inc..........................     4,700      29,046 (a)
        Plantronics Inc.....................     1,500      46,920
                                                           502,196

        COMPUTERS & PERIPHERALS -- 0.2%

        Cray Inc............................     5,300      31,535 (a)
        Super Micro Computer, Inc...........     1,800      31,104 (a)
                                                            62,639

        CONSTRUCTION & ENGINEERING -- 1.2%

        Chicago Bridge & Iron Company
         N.V................................     8,300     193,058 (a)
        Great Lakes Dredge & Dock Corp......     6,500      34,125
        Quanta Services, Inc................     2,600      49,816 (a)
        URS Corp............................     3,800     188,518 (a)
                                                           465,517

        CONSUMER FINANCE -- 0.4%

        Ezcorp, Inc. (Class A)..............     2,700      55,620 (a)
        First Cash Financial Services, Inc..     1,800      38,826 (a)
        Nelnet, Inc. (Class A)..............     2,700      50,112
                                                           144,558

        CONTAINERS & PACKAGING -- 1.8%

        AEP Industries, Inc.................     1,100      28,622 (a)
        Aptargroup, Inc.....................     6,600     259,710
        Packaging Corporation of
         America............................     8,000     196,880
        Rock-Tenn Co. (Class A).............     1,000      45,570
        Silgan Holdings, Inc................     2,900     174,667
                                                           705,449

        DISTRIBUTORS -- 0.9%

        LKQ Corp............................    17,600     357,280 (a)

                                              NUMBER
                                           OF SHARES       VALUE

          DIVERSIFIED CONSUMER SERVICES -- 1.7%

          American Public Education, Inc..     2,900 $   135,140 (a)
          Bridgepoint Education Inc.......     1,100      27,038 (a)
          K12, Inc........................     7,700     171,017 (a)
          Lincoln Educational Services
           Corp...........................     2,700      68,310 (a)
          Matthews International Corp.
           (Class A)......................     7,200     255,600
          Spectrum Group International
           Inc............................     9,651      17,854 (a)
                                                         674,959

          DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.1%

          tw telecom inc. (Class A).......     2,500      45,375 (a)

          ELECTRIC UTILITIES -- 0.8%

          IDACORP, Inc....................     8,600     297,732

          ELECTRICAL EQUIPMENT -- 1.3%

          Baldor Electric Co..............     4,400     164,560
          Brady Corp. (Class A)...........     7,400     230,288
          SunPower Corp. (Class A)........     1,200      22,680 (a)
          Woodward Governor Co............     3,000      95,940
                                                         513,468

          ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 1.6%

          Benchmark Electronics, Inc......     4,191      86,921 (a)
          CPI International, Inc..........     3,230      42,830 (a)
          FARO Technologies, Inc..........     3,000      77,250 (a)
          Methode Electronics, Inc........     3,300      32,670
          National Instruments Corp.......     5,870     195,765
          Newport Corp....................     9,500     118,750 (a)
          Park Electrochemical Corp.......     1,600      45,984
          Plexus Corp.....................       800      28,824 (a)
                                                         628,994

          ENERGY EQUIPMENT & SERVICES -- 2.0%

          Dril-Quip, Inc..................     6,700     407,628 (a)
          Geokinetics Inc.................     1,300       9,373 (a)
          Gulf Island Fabrication, Inc....       700      15,225
          Lufkin Industries, Inc..........       500      39,575
          Oil States International, Inc...     2,500     113,350 (a)
          Pioneer Drilling Co.............     7,908      55,672 (a)
          Superior Energy Services, Inc...     7,400     155,548 (a)
                                                         796,371

          FOOD & STAPLES RETAILING -- 0.8%

          Ruddick Corp....................     7,400     234,136
          Spartan Stores, Inc.............     4,400      63,448
                                                         297,584

See Notes to Schedules of Investments on page 120 and Notes to Financial Statements on page 154.


                                                  [GRAPHIC]  33


GE SMALL-CAP EQUITY FUND                           March 31, 2010 (unaudited)

                                    [GRAPHIC]

Schedule of Investments


                                               NUMBER
                                            OF SHARES       VALUE

         FOOD PRODUCTS -- 3.8%

         Darling International Inc,........    22,150 $   198,464 (a)
         Del Monte Foods Co................    25,975     379,235
         Flowers Foods, Inc................     7,300     180,602
         Lancaster Colony Corp.............     1,100      64,856
         Lance, Inc........................     5,600     129,528
         Smart Balance, Inc................    13,300      86,184 (a)
         Smithfield Foods, Inc.............    13,800     286,212 (a)
         The Hain Celestial Group, Inc.....     8,800     152,680 (a)
                                                        1,477,761

         HEALTHCARE EQUIPMENT & SUPPLIES -- 5.0%

         Align Technology Inc..............     3,600      69,624 (a)
         American Medical Systems
          Holdings, Inc....................     8,900     165,362 (a)
         Cantel Medical Corp. (Class B)....     1,400      27,790
         ev3, Inc..........................     5,200      82,472 (a)
         Gen-Probe Inc.....................     3,700     185,000 (a)
         Haemonetics Corp..................       831      47,492 (a)
         Immucor, Inc......................     4,445      99,524 (a)
         Integra LifeSciences Holdings
          Corp.............................     5,300     232,299 (a)
         Masimo Corp.......................     4,400     116,820
         Medical Action Industries, Inc....    14,300     175,461 (a)
         Meridian Bioscience, Inc..........     4,400      89,628
         Natus Medical Inc.................     2,600      41,366 (a)
         NuVasive, Inc.....................     3,230     145,996 (a)
         SonoSite, Inc.....................     2,900      93,119 (a)
         SurModics, Inc....................     2,200      46,068 (a)
         Teleflex Inc......................     2,200     140,954
         West Pharmaceutical Services,
          Inc..............................     4,700     197,165
         Zoll Medical Corp.................       700      18,452 (a)
                                                        1,974,592

         HEALTHCARE PROVIDERS & SERVICES -- 6.5%

         Almost Family Inc.................       800      30,152 (a)
         Amedisys, Inc.....................     1,742      96,193 (a)
         AMERIGROUP Corp...................     1,500      49,860 (a)
         Bio-Reference Laboratories, Inc...     6,600     290,202 (a)
         Continucare Corp..................    11,400      42,180 (a)
         Corvel Corp.......................       400      14,300 (a)
         Emergency Medical Services Corp.
          (Class A)........................       900      50,895 (a)
         Genoptix, Inc.....................       900      31,941 (a)
         Gentiva Health Services, Inc......     1,400      39,592 (a)
         Healthways, Inc...................     3,000      48,210 (a)
         HMS Holdings Corp.................     8,300     423,217 (a)
         inVentiv Health, Inc..............     3,700      83,102 (a)
         IPC The Hospitalist Company, Inc..     1,500      52,665 (a)
         Mednax, Inc.......................     7,300     424,787 (a)
         Molina Healthcare, Inc............     9,000     226,530 (a)
         National Healthcare Corp..........       600      21,228
         Owens & Minor, Inc................     6,900     320,091

                                               NUMBER
                                            OF SHARES       VALUE

         RehabCare Group, Inc..............     1,500 $    40,905 (a)
         Sun Healthcare Group, Inc.........    12,893     122,999 (a)
         VCA Antech, Inc...................     4,421     123,921 (a)
                                                        2,532,970

         HEALTHCARE TECHNOLOGY -- 0.5%

         Computer Programs & Systems,
          Inc..............................       900      35,172
         Eclipsys Corp.....................     2,100      41,748 (a)
         MedAssets, Inc....................     5,900     123,900 (a)
                                                          200,820

         HOTELS RESTAURANTS & LEISURE -- 1.5%

         Arby's Group, Inc.................    15,600      78,000
         Bally Technologies, Inc...........       900      36,486 (a)
         Cracker Barrel Old Country Store,
          Inc..............................     5,300     245,814
         Denny's Corp......................    18,820      72,269 (a)
         Domino's Pizza Inc................     2,100      28,644 (a)
         Einstein Noah Restaurant Group
          Inc..............................     2,700      32,805 (a)
         Panera Bread Co. (Class A)........       700      53,543 (a)
         Shuffle Master, Inc...............     7,000      57,330 (a)
                                                          604,891

         HOUSEHOLD DURABLES -- 1.2%

         Jarden Corp.......................    10,600     352,874
         National Presto Industries Inc....       300      35,673
         Tupperware Brands Corp............     1,500      72,330
                                                          460,877

         HOUSEHOLD PRODUCTS -- 0.2%

         WD-40 Co..........................     2,900      95,207

         INSURANCE -- 4.0%

         Alleghany Corp....................       485     140,893 (a)
         Allied World Assurance Company
          Holdings Ltd.....................     4,400     197,340
         Argo Group International Holdings
          Ltd..............................     4,700     153,173
         Arthur J Gallagher & Co...........     4,400     108,020
         Brown & Brown, Inc................     7,400     132,608
         First Mercury Financial Corp......     7,738     100,826
         HCC Insurance Holdings, Inc.......    13,800     380,880
         National Interstate Corp..........     3,100      64,201
         Navigators Group, Inc.............     4,400     173,052 (a)
         Symetra Financial Corp............     6,900      90,942 (a)
         Tower Group, Inc..................     1,000      22,170
                                                        1,564,105

See Notes to Schedules of Investments on page 120 and Notes to Financial Statements on page 154.

               34
                                                      [GRAPHIC]

GE SMALL-CAP EQUITY FUND                           March 31, 2010 (unaudited)

                                    [GRAPHIC]

Schedule of Investments


                                               NUMBER
                                            OF SHARES       VALUE

         INTERNET SOFTWARE & SERVICES -- 1.0%

         Art Technology Group, Inc.........    30,100 $   132,741 (a)
         comScore, Inc.....................     5,200      86,788 (a)
         Constant Contact, Inc.............     5,200     120,744 (a)
         NIC Inc...........................     7,300      57,451
                                                          397,724

         IT SERVICES -- 2.6%

         CACI International Inc. (Class A).       700      34,195 (a)
         CSG Systems International, Inc....     1,100      23,056 (a)
         Global Cash Access Holdings, Inc..    20,100     164,217 (a)
         iGate Corp........................     8,300      80,759
         NeuStar, Inc. (Class A)...........     5,200     131,040 (a)
         RightNow Technologies, Inc........     4,200      75,012 (a)
         Sapient Corp......................     4,300      39,302
         SRA International Inc. (Class A)..     3,800      79,002 (a)
         TeleTech Holdings Inc.............     2,200      37,576 (a)
         VeriFone Holdings, Inc............     9,000     181,890 (a)
         Virtusa Corp......................     5,791      59,705 (a)
         Wright Express Corp...............     3,700     111,444 (a)
                                                        1,017,198

         LEISURE EQUIPMENT & PRODUCTS -- 0.5%

         Polaris Industries, Inc...........     3,825     195,687

         LIFE SCIENCES TOOLS & SERVICES -- 2.9%

         Accelrys, Inc.....................     7,300      44,968 (a)
         Bio-Rad Laboratories, Inc
          (Class A)........................     2,100     217,392 (a)
         Bruker Corp.......................    21,160     309,994 (a)
         Cambrex Corp......................     4,000      16,200 (a)
         Dionex Corp.......................       500      37,390 (a)
         ICON PLC ADR......................    10,800     285,120 (a)
         Luminex Corp......................     7,347     123,650 (a)
         Techne Corp.......................     1,900     121,011
                                                        1,155,725

         MACHINERY -- 6.0%

         AGCO Corp.........................     5,400     193,698 (a)
         Cascade Corp......................     4,575     147,361
         Chart Industries, Inc.............     1,531      30,620 (a)
         CLARCOR, Inc......................     7,700     265,573
         Flow International Corp...........    12,000      36,120 (a)
         Flowserve Corp....................     1,200     132,324
         Gardner Denver, Inc...............     1,800      79,272
         Graham Corp.......................     2,200      39,578
         Harsco Corp.......................     3,700     118,178
         IDEX Corp.........................     8,800     291,280
         Middleby Corp.....................     2,825     162,692 (a)
         Mueller Industries, Inc...........     3,300      88,407
         Nordson Corp......................     2,950     200,364

                                                NUMBER
                                             OF SHARES       VALUE

        Tennant Co..........................     1,400 $    38,346
        Timken Co...........................     4,800     144,048
        Trinity Industries, Inc.............    10,425     208,083
        WABCO Holdings Inc..................     1,500      44,880
        Wabtec Corp.........................     3,400     143,208
                                                         2,364,032

        MEDIA -- 3.2%

        Arbitron, Inc.......................     9,700     258,602
        Interactive Data Corp...............    10,800     345,600
        John Wiley & Sons, Inc. (Class A)...    10,100     437,128
        Morningstar, Inc....................     3,800     182,742 (a)
        National CineMedia Inc..............     1,700      29,342
                                                         1,253,414

        METALS & MINING -- 1.1%

        Commercial Metals Co................    11,603     174,741
        Compass Minerals International,
         Inc................................     2,700     216,621
        Worthington Industries, Inc.........     1,900      32,851
                                                           424,213

        MULTI-UTILITIES -- 0.5%

        OGE Energy Corp.....................     4,625     180,098

        OFFICE ELECTRONICS -- 0.3%

        Zebra Technologies Corp.
         (Class A)..........................     3,900     115,440 (a)

        OIL, GAS & CONSUMABLE FUELS -- 2.4%

        Approach Resources Inc..............     3,200      29,056 (a)
        Arena Resources Inc.................     2,200      73,480 (a)
        Comstock Resources, Inc.............     1,200      38,160 (a)
        CVR Energy, Inc.....................     2,987      26,136 (a)
        Gulfport Energy Corp................     4,400      49,456 (a)
        James River Coal Co.................     9,500     151,050 (a)
        Penn Virginia Corp..................     1,500      36,750
        Resolute Energy Corp................     5,900      71,449 (a)
        Rosetta Resources, Inc..............     2,700      63,585 (a)
        SandRidge Energy, Inc...............    10,300      79,310 (a)
        St Mary Land & Exploration Co.......     9,800     341,138
                                                           959,570

        PERSONAL PRODUCTS -- 0.9%

        Alberto-Culver Co...................    10,300     269,345
        Revlon, Inc. (Class A)..............     2,400      35,640 (a)
        Schiff Nutrition International Inc.
         (Class A)..........................     3,600      29,448
                                                           334,433

See Notes to Schedules of Investments on page 120 and Notes to Financial Statements on page 154.


                                                  [GRAPHIC]  35


GE SMALL-CAP EQUITY FUND                           March 31, 2010 (unaudited)

                                    [GRAPHIC]

Schedule of Investments


                                                NUMBER
                                             OF SHARES       VALUE

        PHARMACEUTICALS -- 0.4%

        Impax Laboratories, Inc.............     2,900 $    51,852 (a)
        Questcor Pharmaceuticals, Inc.......     6,200      51,026 (a)
        Viropharma Inc......................     5,100      69,513 (a)
                                                           172,391

        PROFESSIONAL SERVICES -- 0.5%

        CoStar Group, Inc...................     3,800     157,776 (a)
        Resources Connection, Inc...........       400       7,668 (a)
        VSE Corp............................       800      32,928
                                                           198,372

        REAL ESTATE INVESTMENT TRUSTS (REIT'S) -- 2.8%

        BioMed Realty Trust, Inc. (REIT)....    17,400     287,796
        Digital Realty Trust, Inc. (REIT)...     4,700     254,740
        Healthcare Realty Trust Inc. (REIT).    10,300     239,887
        Omega Healthcare Investors, Inc.
         (REIT).............................    16,400     319,636
                                                         1,102,059

        ROAD & RAIL -- 1.9%

        Genesee & Wyoming Inc.
         (Class A)..........................     9,200     313,904 (a)
        Landstar System, Inc................     4,400     184,712
        Old Dominion Freight Line, Inc......     7,200     240,408 (a)
                                                           739,024

        SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.5%

        Applied Micro Circuits Corp.........     4,600      39,698 (a)
        Cabot Microelectronics Corp.........       900      34,047 (a)
        Ceva, Inc...........................     2,400      27,984 (a)
        Diodes Inc..........................     1,900      42,560 (a)
        FEI Co..............................     3,200      73,312 (a)
        IXYS Corp...........................     3,770      32,196 (a)
        Microsemi Corp......................    12,400     215,016 (a)
        Rudolph Technologies, Inc...........    14,900     127,693 (a)
        Semtech Corp........................    10,700     186,501 (a)
        Standard Microsystems Corp..........     1,400      32,592 (a)
        Tessera Technologies, Inc...........     1,100      22,308 (a)
        Varian Semiconductor Equipment
         Associates, Inc....................     3,200     105,984 (a)
        Zoran Corp..........................     3,300      35,508 (a)
                                                           975,399

        SOFTWARE -- 6.7%

        ACI Worldwide, Inc..................     2,800      57,708 (a)
        Actuate Corp........................     9,600      53,664 (a)
        ArcSight, Inc.......................     1,900      53,485 (a)
        Ariba, Inc..........................    11,800     151,630 (a)
        AsiaInfo Holdings, Inc..............     1,700      45,016 (a)

                                                NUMBER
                                             OF SHARES       VALUE

         Blackbaud, Inc.....................    11,400 $   287,166
         Blackboard Inc.....................     4,400     183,304 (a)
         Bottomline Technologies, Inc.......     4,400      74,052 (a)
         Concur Technologies, Inc...........     1,800      73,818 (a)
         Ebix, Inc..........................     5,900      94,223 (a)
         Informatica Corp...................     2,900      77,894 (a)
         Interactive Intelligence, Inc......     4,100      76,629 (a)
         Jack Henry & Associates, Inc.......     4,400     105,864
         Micros Systems Inc.................     9,300     305,784 (a)
         MicroStrategy Inc. (Class A).......       900      76,563 (a)
         Parametric Technology Corp.........    17,000     306,850 (a)
         Pegasystems Inc....................     3,200     118,400
         Progress Software Corp.............     2,900      91,147 (a)
         QAD Inc............................     4,700      24,675 (a)
         Solera Holdings, Inc...............     4,600     177,790
         Sourcefire, Inc....................     2,200      50,490 (a)
         SS&C Technologies Holdings, Inc....       200       3,016 (a)
         Ultimate Software Group, Inc.......     4,400     144,980 (a)
                                                         2,634,148

         SPECIALTY RETAIL -- 4.2%

         Aaron Rents, Inc. (Class B)........    10,900     363,406
         Aeropostale, Inc...................     9,300     268,119 (a)
         American Eagle Outfitters, Inc.....     5,400     100,008
         J Crew Group Inc...................       600      27,540 (a)
         Jo-Ann Stores, Inc.................     4,200     176,316 (a)
         JOS A Bank Clothiers, Inc..........     1,000      54,650 (a)
         The Buckle, Inc....................     8,100     297,756
         The Finish Line, Inc. (Class A)....     3,400      55,488
         Tractor Supply Co..................     4,175     242,359
         Ulta Salon, Cosmetics & Fragrance,
          Inc...............................     2,900      65,598 (a)
                                                         1,651,240

         TEXTILES APPAREL & LUXURY GOODS -- 1.8%

         Columbia Sportswear Co.............     3,550     186,482
         CROCS Inc..........................     3,800      33,326 (a)
         Deckers Outdoor Corp...............     1,383     190,854 (a)
         Fossil, Inc........................     1,500      56,610 (a)
         Maidenform Brands, Inc.............     2,500      54,625 (a)
         Steven Madden Ltd..................     1,000      48,800 (a)
         The Timberland Co. (Class A).......     2,200      46,948 (a)
         True Religion Apparel, Inc.........     1,100      33,396 (a)
         Wolverine World Wide Inc...........     1,500      43,740
                                                           694,781

         TRADING COMPANIES & DISTRIBUTORS -- 0.3%

         Applied Industrial Technologies,
          Inc...............................     2,800      69,580
         Watsco Inc.........................       700      39,816
                                                           109,396

         TOTAL COMMON STOCK
          (COST $33,067,220)................            36,428,310

See Notes to Schedules of Investments on page 120 and Notes to Financial Statements on page 154.


               36
                                                      [GRAPHIC]

GE SMALL-CAP EQUITY FUND                           March 31, 2010 (unaudited)

                                    [GRAPHIC]

Schedule of Investments


                                             NUMBER
                                          OF SHARES        VALUE

         OTHER INVESTMENTS -- 0.0%*
         --------------------------------------------------------------

         GEI Investment Fund
          (COST $10,159).................           $     8,432   (k)

         TOTAL INVESTMENTS IN SECURITIES
          (COST $33,077,379).............            36,436,742
         --------------------------------------------------------------
         SHORT-TERM INVESTMENTS -- 7.4%
         --------------------------------------------------------------

         GE Money Market Fund
          Institutional Class
          0.00%
          (COST $2,893,997)..............             2,893,997  (d,k)

         TOTAL INVESTMENTS
          (COST $35,971,376).............            39,330,739

         LIABILITIES IN EXCESS OF OTHER
          ASSETS, NET -- (0.5)%..........              (176,900)
                                                    -----------

         NET ASSETS -- 100.0%............           $39,153,839
                                                    ===========


           OTHER INFORMATION
           ----------------------------------------------------------

The GE Small Cap Equity Fund had the following long futures contracts open at March 31, 2010 (unaudited):

                                     NUMBER   CURRENT
                         EXPIRATION    OF     NOTIONAL   UNREALIZED
           DESCRIPTION      DATE    CONTRACTS  VALUE   (DEPRECIATION)
           ----------------------------------------------------------

           Russell 2000
            Mini Index
            Futures      June 2010      8     $541,680    $(2,544)

See Notes to Schedules of Investments on page 120 and Notes to Financial Statements on page 154.


                                                  [GRAPHIC]  37


                                    [GRAPHIC]
                              GE Global Equity Fund



                                   [PHOTO]

                              Robert A. Jaminski
                             Senior Vice President


Robert A. Jaminski
Senior Vice President

                                 [PHOTO]

                             Daizo Motoyoshi
                            Senior Vice President


Daizo Motoyoshi
Senior Vice President

The GE Global Equity Fund is co-managed by Robert A. Jasminski and Daizo Motoyoshi. Messrs. Jasminski and Motoyoshi each independently manage approximately one-half of the portfolio; however, they operate as a collaborative team and inform each other of trades. See portfolio managers' biographical information beginning on page 184.

Q.HOW DID THE GE GLOBAL EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND
  MORNINGSTAR PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2010?

A.For the six-month period ended March 31, 2010, the GE Global Equity Fund returned 6.47% for Class A shares, 6.10% for Class B shares, 6.11% for Class C shares, 6.38% for Class R shares and 6.58% for Class Y shares. The MSCI World Index, the Fund's benchmark, returned 7.44% and the Fund's Morningstar peer group of 824 World Stock Funds returned an average of 7.77% for the same period.

Q.WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A.The Global economy continued to recover from the financial crisis during the period with solid corporate earnings, interest rate policies remaining loose and inflation under control. The environment was conducive for corporations and global markets to continue to repair themselves after falling down rapidly to extreme lows in early 2009.

Q.WHAT WORLD EVENTS HAD A MAJOR IMPACT ON FINANCIAL MARKETS?

A.Fears of sovereign credit risk in Europe that began in Greece continues to be a challenge. Although Greece represents a very small portion of the European economy, investors feared a possibility of the problems spreading to other financially weak economies such as Portugal, Ireland, Italy and Spain and hurt the overall European and global economies. In addition, financial markets cautiously watched the developments of financial and health care reforms in the U.S.

Q.WHAT STOCKS AND SECTORS SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE?

A.Two of the sectors that negatively impacted Fund performance were information technology and materials. The key stocks that hurt Fund performance were Monsanto and Qualcomm, which benefit from long-term positive trends in agriculture and wireless communications but were hurt by short-term issues.

  The key sectors that helped Fund performance were defensive sectors like telecommunications and healthcare. At the stock level, the top contributors were Baidu (IT), Fresenius (healthcare) and Jupiter Telecom.

Q.DID THE WEIGHTINGS/COUNTRY ALLOCATION OF THE FUND CHANGE? WHY?

A.We closed our underweight in industrials and went overweight as they benefit from a recovering global economy and continued emerging markets growth. We similarly added to our information technology positions. We continued to trim our consumer staples positions

Q.WHAT WERE THE MAJOR BUYS AND SELLS FOR THE PERIOD AND WHY?

A.We initiated new positions in Kraft Foods and Keyence. Kraft's recent acquisition of Cadbury strengthens its business portfolio and helps drive its top line growth. Keyence is a high quality factory automation company that should benefit from global economic recovery. We terminated our position in Petrobras because of concerns over energy prices and also over volatility that may come from Brazil's upcoming election and transition of power away from a successful current administration.

               38
                                                      [GRAPHIC]

                                    [GRAPHIC]
                              GE Global Equity Fund


                                             Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2010.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

OCTOBER 1, 2009 - MARCH 31, 2010

--------------------------------------------------------------------------------------------
                     ACCOUNT VALUE AT THE       ACCOUNT VALUE AT THE      EXPENSES PAID
                  BEGINNING OF THE PERIOD ($)   END OF THE PERIOD ($) DURING THE PERIOD ($)*
--------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
--------------------------------------------------------------------------------------------
    Class A                1,000.00                   1,064.70                 7.98
    Class B                1,000.00                   1,061.01                11.82
    Class C                1,000.00                   1,061.11                11.87
    Class R                1,000.00                   1,063.82                 9.31
    Class Y                1,000.00                   1,065.84                 6.70
--------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
--------------------------------------------------------------------------------------------
    Class A                1,000.00                   1,017.06                 7.79
    Class B                1,000.00                   1,013.37                11.55
    Class C                1,000.00                   1,013.32                11.60
    Class R                1,000.00                   1,015.78                 9.10
    Class Y                1,000.00                   1,018.28                 6.54
--------------------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 1.54% for Class A
 Shares, 2.30% for Class B Shares, 2.30% for Class C Shares, 1.80% for Class R Shares and 1.29% for Class Y Shares (for the period October 1, 2009 -- March 31, 2010), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six month period).
**Actual Fund Returns for the six-month period ended March 31, 2010 were as follows: 6.47% for Class A shares, 6.10% for Class B shares, 6.11% for Class C shares, 6.38% for Class R shares and 6.58% for Class Y shares.

                                                  [GRAPHIC]  39


                                    [GRAPHIC]
                              GE Global Equity Fund



INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets under normal circumstances in common and preferred stocks and other types of equity securities. The Fund invests in companies in developed and developing countries, including the United States.
--------------------------------------------------------------------------------
TOP TEN LARGEST HOLDINGS AS OF MARCH 31, 2010 (UNAUDITED) as a % of Market Value

  ---------------------------------------------------------------------------

  JPMorgan Chase & Co.        3.12%   Monsanto Co.                      2.02%
  ----------------------------------  ---------------------------------------

  Occidental Petroleum Corp.  2.23%   American Tower Corp. (Class A)    1.97%
  ----------------------------------  ---------------------------------------

  Fresenius SE                2.21%   Bank of America Corp.             1.92%
  ----------------------------------  ---------------------------------------

  Schlumberger Ltd.           2.19%   Nestle S.A. (Regd.)               1.90%
  ----------------------------------  ---------------------------------------

  QUALCOMM Inc.               2.18%   Potash Corp of Saskatchewan Inc.  1.88%
  ----------------------------------  ---------------------------------------

--------------------------------------------------------------------------------
MORNINGSTAR PERFORMANCE COMPARISON
World Stock Peer Group
Based on average annual returns for periods ended 3/31/10

                                                 SIX    ONE   FIVE  TEN
                                                MONTHS  YEAR  YEAR  YEAR
                                                ------ -----  ----  ----

       Number of Funds in peer group              824   766    456   256
       ------------------------------------------------------------------

       Peer group average annual total return*   7.77% 52.96% 3.80% 0.35%
       ------------------------------------------------------------------

Morningstar Category in peer group: World Stock
*Morningstar performance comparisons are based on average annual total returns for the six-months, one-year, five-year and ten-year periods indicated in the World Stock peer group consisting of 824, 766, 456 and 256 underlying funds, respectively.

--------------------------------------------------------------------------------

 CHANGE IN VALUE OF A $10,000 INVESTMENT

                                 CLASS A SHARES

                                    [CHART]

             GE Global Equity      MSCIW Index     With Load
            -----------------     ------------    ----------
03/00           10,000.00          10,000.00        9,425.00
09/00            9,075.13           9,160.88        8,553.31
09/01            6,653.20           6,577.14        6,270.64
09/02            5,396.25           5,315.54        5,085.96
09/03            6,505.65           6,665.49        6,131.57
09/04            7,353.17           7,805.03        6,930.36
09/05            8,579.12           9,282.20        8,085.82
09/06           10,110.27          10,598.73        9,528.93
09/07           13,221.96          12,834.17       12,461.70
09/08            9,891.03           9,491.94        9,322.29
09/09            9,099.42           9,274.36        8,576.21
03/10            9,688.18           9,964.48        9,131.11

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2010

                                                                     ENDING
                                                                   VALUE OF A
                         SIX    ONE   FIVE   TEN                    $10,000
                        MONTHS  YEAR  YEAR   YEAR   COMMENCEMENT INVESTMENT (A)
                        ------ -----  ----  -----   ------------ --------------

 GE Global Equity Fund   6.47% 45.19% 3.81% (0.32)%   01/05/93       9,688

 With Load               0.35% 36.85% 2.59% (0.90)%                  9,131

 MSCI World Index        7.44% 52.37% 2.89% (0.04)%                  9,964

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 CLASS B SHARES

                                    [CHART]
             GE Global Equity      MSCIW Index
             ----------------      -----------
03/00           10,000.00           10,000.00
09/00            9,040.14            9,160.88
09/01            6,577.71            6,577.14
09/02            5,296.11            5,315.54
09/03            6,340.06            6,665.49
09/04            7,112.40            7,805.03
09/05            8,236.98            9,282.20
09/06            9,673.88           10,598.73
09/07           12,651.26           12,834.17
09/08            9,464.10            9,491.94
09/09            8,706.67            9,274.36
03/10            9,270.01            9,964.48
 AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2010


                                                                     ENDING
                                                                   VALUE OF A
                         SIX    ONE   FIVE   TEN                    $10,000
                        MONTHS  YEAR  YEAR   YEAR   COMMENCEMENT INVESTMENT (A)
                        ------ -----  ----  -----   ------------ --------------

 GE Global Equity Fund   6.10% 44.11% 3.03% (0.75)%   12/22/93       9,270

 With Load               2.10% 40.11% 3.03% (0.75)%

 MSCI World Index        7.44% 52.37% 2.89% (0.04)%                  9,964

--------------------------------------------------------------------------------

               40
                                                      [GRAPHIC]

                                    [GRAPHIC]
                              GE Global Equity Fund



                                 CLASS C SHARES

                                    [CHART]

                        GE Global Equity         MSCIW Index
                        ----------------         -----------
          03/00            10,000.00              10,000.00
          09/00             9,040.14               9,160.88
          09/01             6,574.60               6,577.14
          09/02             5,292.78               5,315.54
          09/03             6,383.59               6,665.49
          09/04             7,164.57               7,805.03
          09/05             8,293.58               9,282.20
          09/06             9,698.48              10,598.73
          09/07            12,588.92              12,834.17
          09/08             9,343.03               9,491.94
          09/09             8,526.63               9,274.36
          03/10             9,047.70               9,964.48


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2010

                                                                     ENDING
                                                                   VALUE OF A
                         SIX    ONE   FIVE   TEN                    $10,000
                        MONTHS  YEAR  YEAR   YEAR   COMMENCEMENT INVESTMENT (A)
                        ------ -----  ----  -----   ------------ --------------

 GE Global Equity Fund   6.11% 44.09% 3.01% (1.00)%   09/30/99       9,048

 With Load               5.11% 43.09% 3.01% (1.00)%

 MSCI World Index        7.44% 52.37% 2.89% (0.04)%                  9,964

--------------------------------------------------------------------------------

                                 CLASS R SHARES

                                    [CHART]

                       GE Global Equity         MSCIW Index
                       ----------------         -----------
        01/08              10,000.00             10,000.00
        03/08               9,923.55              9,846.83
        03/08               9,820.34              9,683.16
        03/08               8,107.80              8,206.09
        03/08               6,124.71              6,419.30
        03/09               5,463.24              5,653.88
        03/09               6,533.02              6,826.93
        03/09               7,439.48              8,017.98
        03/09               7,741.61              8,344.34
        03/10               7,914.29              8,614.62














AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2010

                                                                   ENDING
                                                                 VALUE OF A
                          SIX    ONE     SINCE                    $10,000
                         MONTHS  YEAR  INCEPTION  COMMENCEMENT INVESTMENT (A)
                         ------ -----  ---------  ------------ --------------

  GE Global Equity Fund   6.38% 44.86%   (9.93)%    01/29/08       7,914

  MSCI World Index        7.44% 52.37%   (5.98)%*                  8,615

--------------------------------------------------------------------------------
                                 CLASS Y SHARES

                                    [CHART]

                       GE Global Equity       MSCIW Index
                       ----------------       -----------
         03/00            10,000.00            10,000.00
         09/00             9,088.79             9,160.88
         09/01             6,680.01             6,577.14
         09/02             5,434.20             5,315.54
         09/03             6,568.29             6,665.49
         09/04             7,442.42             7,805.03
         09/05             8,706.38             9,282.20
         09/06            10,286.13            10,598.73
         09/07            13,485.89            12,834.17
         09/08            10,104.41             9,491.94
         09/09             9,323.27             9,274.36
         03/10             9,937.11             9,964.48

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2010


                                                                     ENDING
                                                                   VALUE OF A
                         SIX    ONE   FIVE   TEN                    $10,000
                        MONTHS  YEAR  YEAR   YEAR   COMMENCEMENT INVESTMENT (A)
                        ------ -----  ----  -----   ------------ --------------

 GE Global Equity Fund   6.58% 45.61% 4.06% (0.06)%   11/29/93       9,937

 MSCI World Index        7.44% 52.37% 2.89% (0.04)%                  9,964

                                    [CHART]



See Notes to Performance beginning on page 1 for further information.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Index returns are not available from the Fund's inception date and therefore are calculated from the month end nearest to the class shares' inception date.

--------------------------------------------------------------------------------

                                                  [GRAPHIC]  41


GE GLOBAL EQUITY FUND                              March 31, 2010 (unaudited)

                                    [GRAPHIC]

Schedule of Investments

                             GE GLOBAL EQUITY FUND

Portfolio Composition as a % of Market Value of $47,667 (in thousands) as of March 31, 2010 (unaudited)

                                        [CHART]

                             United States           48.1%
                             Continental Europe      15.1%
                             Japan                   12.6%
                             Emerging Asia            6.7%
                             United Kingdom           6.3%
                             Canada                   4.5%
                             Pacific Rim              2.9%
                             Latin America            2.3%
                             Emerging Europe          1.5%




                                                NUMBER
                                             OF SHARES       VALUE
         COMMON STOCK -- 94.8%+
         --------------------------------------------------------------

         AUSTRALIA -- 1.8%

         Brambles Ltd.......................    97,993 $   661,979
         Paladin Energy Ltd.................    57,766     209,431 (a)
                                                           871,410

         BRAZIL -- 1.4%

         Banco Santander Brasil S.A.........    34,417     423,873
         Rossi Residencial S.A..............    34,620     240,344
                                                           664,217

         CANADA -- 4.5%

         CAE, Inc...........................    27,741     271,244
         Potash Corp of Saskatchewan
          Inc...............................     7,525     898,109
         Research In Motion Ltd.............     5,538     409,535 (a)
         Suncor Energy Inc..................    17,844     580,644
                                                         2,159,532

         CAYMAN ISLANDS -- 0.5%

         Shanda Interactive Entertainment
          Ltd. ADR..........................     4,974     216,817 (a)

         CHILE -- 1.0%

         Sociedad Quimica y Minera de Chile
          S.A. ADR (Series B)...............    12,183     455,522

                                                NUMBER
                                             OF SHARES       VALUE

         CHINA -- 3.9%

         Baidu, Inc ADR.....................     1,175 $   701,475 (a)
         China South Locomotive and Rolling
          Stock Corp........................   383,000     298,421
         Sinopharm Group Co.................    94,563     425,032 (a)
         Zhuzhou CSR Times Electric
          Company Ltd.......................   243,335     460,051
                                                         1,884,979

         DENMARK -- 0.6%

         A P Moller-Maersk A/S (Series B)...        35     267,180

         FRANCE -- 3.4%

         BNP Paribas........................     6,535     502,785
         Cie Generale de Geophysique-
          Veritas...........................     5,626     159,901 (a)
         Eutelsat Communications............     9,527     339,291
         Schneider Electric S.A.............     2,798     328,774
         Vivendi............................    10,578     283,614
                                                         1,614,365

         GERMANY -- 3.9%

         Adidas AG..........................     8,939     478,976
         Bayer AG...........................     3,917     265,429
         Deutsche Boerse AG.................     5,078     377,083
         Gerresheimer AG....................     5,025     157,404
         Siemens AG (Regd.).................     4,273     428,720
         ThyssenKrupp AG....................     4,896     168,634
                                                         1,876,246

         HONG KONG -- 1.1%

         Esprit Holdings Ltd................    36,889     291,228
         Li & Fung Ltd......................    44,865     220,433
                                                           511,661

         ITALY -- 0.7%

         UniCredit S.p.A....................   118,997     352,220

         JAPAN -- 12.5%

         Hitachi Metals Ltd.................    11,000     115,721
         Japan Tobacco Inc..................        38     141,524
         Jupiter Telecommunications
          Company Ltd.......................       633     731,635
         Keyence Corp.......................     2,700     645,527
         Mitsubishi UFJ Financial Group
          Inc...............................    98,555     516,823
         Nomura Holdings Inc................   113,634     837,905
         Panasonic Corp.....................    13,500     206,603
         Sumitomo Metal Industries Ltd......   131,000     396,757

See Notes to Schedules of Investments on page 120 and Notes to Financial Statements on page 154.


               42
                                                      [GRAPHIC]

GE GLOBAL EQUITY FUND                              March 31, 2010 (unaudited)

                                    [GRAPHIC]

Schedule of Investments


                                               NUMBER
                                            OF SHARES       VALUE

          Taiyo Nippon Sanso Corp..........    47,985 $   469,374
          The Japan Steel Works Ltd........    43,000     492,862
          Toyota Motor Corp................    13,500     541,069
          Trend Micro Inc..................     6,500     226,777 (a)
          Yamada Denki Company Ltd.........     8,930     659,428
                                                        5,982,005

          NETHERLANDS -- 0.3%

          Heineken N.V.....................     2,996     154,250

          RUSSIA -- 0.7%

          Mobile Telesystems OJSC ADR......     6,198     343,989

          SOUTH AFRICA -- 0.8%

          MTN Group Ltd....................    16,509     251,773
          Naspers Ltd......................     2,891     124,593 (a)
                                                          376,366

          SOUTH KOREA -- 1.3%

          Doosan Heavy Industries and
           Construction Company Ltd........     4,060     325,101
          Samsung SDI Company Ltd..........     2,390     299,951
                                                          625,052

          SWITZERLAND -- 3.9%

          Nestle S.A. (Regd.)..............    17,673     906,695
          Roche Holding AG.................     5,189     843,018 (a)
          Transocean Ltd...................     1,270     109,703 (a)
                                                        1,859,416

          TAIWAN -- 1.4%

          Prime View International Company
           Ltd.............................   140,000     253,479
          Taiwan Semiconductor
           Manufacturing Company Ltd.
           ADR.............................    39,134     410,516
                                                          663,995

          UNITED KINGDOM -- 6.3%

          Aegis Group PLC..................   139,800     269,744
          BG Group PLC.....................    25,887     447,852
          BHP Billiton PLC.................    25,202     863,974
          British American Tobacco PLC.....     4,337     149,437
          Cable & Wireless Communications
           PLC.............................    55,709      46,774
          Cable & Wireless Worldwide.......    55,709      77,745 (a)
          HSBC Holdings PLC................    18,482     187,276
          Lloyds Banking Group PLC.........   402,418     383,166

                                             NUMBER
                                          OF SHARES       VALUE

         Prudential PLC..................    32,464 $   269,615
         Tesco PLC.......................    48,995     323,629
                                                      3,019,212

         UNITED STATES -- 44.8%

         Alexion Pharmaceuticals, Inc....     2,114     114,938  (a)
         Allegheny Technologies Inc......     6,445     347,966
         American Tower Corp. (Class A)..    21,999     937,377  (a)
         Amgen Inc.......................    11,391     680,726  (a)
         Apple Inc.......................     1,195     280,741  (a)
         Bank of America Corp............    51,297     915,651
         Bed Bath & Beyond, Inc..........     7,662     335,289  (a)
         Bucyrus International, Inc.
          (Class A)......................     4,670     308,173
         Capital One Financial Corp......    14,241     589,720
         Cisco Systems, Inc..............    12,388     322,460 (a,h)
         CME Group Inc...................     1,424     450,141
         Corning Inc.....................     8,346     168,673
         Covidien PLC....................     8,655     435,173
         Cummins Inc.....................     6,010     372,320
         Deere & Co......................     5,423     322,452
         DIRECTV (Class A)...............     5,869     198,431  (a)
         eBay Inc........................     6,903     186,036  (a)
         Equinix, Inc....................     4,950     481,833  (a)
         Express Scripts, Inc............     6,761     687,999  (a)
         Freeport-McMoRan Copper & Gold
          Inc............................     5,161     431,150
         Hewlett-Packard Co..............     9,195     488,714
         International Business Machines
          Corp...........................     1,634     209,560
         ITC Holdings Corp...............     6,582     362,010
         JPMorgan Chase & Co.............    33,202   1,485,790  (h)
         Kirby Corp......................     5,054     192,810  (a)
         Kraft Foods Inc. (Class A)......    19,611     593,037
         Lowe's Companies, Inc...........    14,214     344,547
         Monsanto Co.....................    13,451     960,670
         NII Holdings, Inc...............    12,091     503,711  (a)
         Occidental Petroleum Corp.......    12,554   1,061,315
         Oracle Corp.....................     7,207     185,148
         PepsiCo, Inc....................     7,174     474,632
         Praxair, Inc....................     7,240     600,920
         QUALCOMM Inc....................    24,798   1,041,268
         Schlumberger Ltd................    16,450   1,043,917
         Southwestern Energy Co..........    17,972     731,820  (a)
         State Street Corp...............     5,462     246,555  (e)
         The Charles Schwab Corp.........    22,029     411,722
         The Goldman Sachs Group, Inc....       913     155,785
         The Walt Disney Co..............     4,986     174,061
         Time Warner Inc.................     5,623     175,831
         Union Pacific Corp..............     7,958     583,321
         Visa, Inc. (Class A)............     4,882     444,408
         Yum! Brands, Inc................     9,265     355,127
                                                     21,393,928
         TOTAL COMMON STOCK
          (COST $40,566,243).............            45,292,362

See Notes to Schedules of Investments on page 120 and Notes to Financial Statements on page 154.


                                                  [GRAPHIC]  43


GE GLOBAL EQUITY FUND                              March 31, 2010 (unaudited)

                                    [GRAPHIC]

Schedule of Investments


                                              NUMBER
                                           OF SHARES       VALUE

        PREFERRED STOCK -- 2.2%
        ---------------------------------------------------------------

        Fresenius SE......................    13,931 $ 1,053,717

        TOTAL PREFERRED STOCK
         (COST $1,036,736)................             1,053,717
        ---------------------------------------------------------------
        EXCHANGE TRADED FUNDS -- 0.8%
        ---------------------------------------------------------------

        Financial Select Sector SPDR Fund.     4,604      73,526  (p)
        Industrial Select Sector SPDR
         Fund.............................     9,989     311,956 (h,p)

        TOTAL EXCHANGE TRADED FUNDS
         (COST $398,535)..................               385,482
        ---------------------------------------------------------------
        OTHER INVESTMENTS -- 0.0%*
        ---------------------------------------------------------------

        GEI Investment Fund
         (COST $31,854)...................                26,439  (k)

        TOTAL INVESTMENTS IN SECURITIES
         (COST $42,033,368)...............            46,758,000
        ---------------------------------------------------------------
        SHORT-TERM INVESTMENTS -- 1.9%
        ---------------------------------------------------------------

        GE Money Market Fund
         Institutional Class
         0.00%
         (COST $909,299)..................               909,299 (d,k)

        TOTAL INVESTMENTS
         (COST $42,942,667)...............            47,667,299

        OTHER ASSETS AND
         LIABILITIES, NET -- 0.3%.........               130,914
                                                     -----------

        NET ASSETS -- 100.0%..............           $47,798,213
                                                     ===========



       OTHER INFORMATION
       ------------------------------------------------------------------

The GE Global Equity Fund had the following long futures contracts open at March 31, 2010 (unaudited):

                                           NUMBER   CURRENT
                               EXPIRATION    OF     NOTIONAL  UNREALIZED
       DESCRIPTION                DATE    CONTRACTS  VALUE   APPRECIATION
       ------------------------------------------------------------------

       DJ Euro Stoxx 50 Index
        Futures                June 2010      1     $38,577      $262

       S&P 500 E Mini Index
        Futures                June 2010      1      58,260       210
                                                                 ----
                                                                 $472
                                                                 ====

See Notes to Schedules of Investments on page 120 and Notes to Financial Statements on page 154.


               44
                                                      [GRAPHIC]

GE GLOBAL EQUITY FUND                              March 31, 2010 (unaudited)

                                    [GRAPHIC]

Schedule of Investments


The GE Global Equity Fund was invested in the following categories at March 31, 2010 (unaudited):

                                                    PERCENTAGE (BASED
          INDUSTRY                                  ON MARKET VALUE)
          -----------------------------------------------------------

          Chemicals                                       7.10%
          Diversified Financial Services                  6.77%
          Oil, Gas & Consumable Fuels                     6.36%
          Commercial Banks                                4.96%
          Metals & Mining                                 4.88%
          Media                                           4.82%
          Wireless Telecommunication Services             4.27%
          Machinery                                       3.76%
          Communications Equipment                        3.72%
          Capital Markets                                 3.47%
          Specialty Retail                                3.42%
          Food Products                                   3.15%
          Healthcare Equipment & Supplies                 3.12%
          Internet Software & Services                    2.87%
          Electronic Equipment, Instruments &
           Components                                     2.87%
          Energy Equipment & Services                     2.76%
          Healthcare Providers & Services                 2.33%
          Pharmaceuticals                                 2.33%
          Computers & Peripherals                         2.05%
          Biotechnology                                   1.67%
          Electrical Equipment                            1.65%
          Commercial Services & Supplies                  1.39%
          Beverages                                       1.32%
          Software                                        1.32%
          Consumer Finance                                1.24%
          Road & Rail                                     1.22%
          Automobiles                                     1.14%
          Textiles Apparel & Luxury Goods                 1.00%
          Marine                                          0.97%
          Household Durables                              0.94%
          IT Services                                     0.93%
          Industrial Conglomerates                        0.90%
          Semiconductors & Semiconductor Equipment        0.86%
          Exchange Traded Funds                           0.81%
          Electric Utilities                              0.76%
          Hotels Restaurants & Leisure                    0.74%
          Construction & Engineering                      0.68%
          Food & Staples Retailing                        0.68%
          Tobacco                                         0.61%
          Aerospace & Defense                             0.57%
          Insurance                                       0.57%
          Distributors                                    0.46%
          Life Sciences Tools & Services                  0.33%
          Diversified Telecommunication Services          0.26%
                                                         ------
                                                         98.03%
                                                         ------

                                                PERCENTAGE (BASED
              SHORT-TERM AND OTHER INVESTMENTS  ON MARKET VALUE)
              ---------------------------------------------------
                     Short-Term                        1.91%
                     Other Investments                 0.06%
                                                     -------
                                                       1.97%
                                                     -------
                                                     100.00%
                                                     =======

See Notes to Schedules of Investments on page 120 and Notes to Financial Statements on page 154.


                                                  [GRAPHIC]  45


                                    [GRAPHIC]
                        GE International Equity Fund


                                    [PHOTO]

                                Ralph R. Layman
                         President and Chief Investment
                           Officer - Public Equities

Ralph R. Layman
President and Chief Investment
Officer -- Public Equities

The GE International Equity Fund is managed by a team of portfolio managers that includes Brian Hopkinson, Ralph R. Layman, Paul Nestro, Jonathan L. Passmore and Michael J. Solecki. As lead portfolio manager for the Fund, Mr. Layman oversees the entire team and assigns a portion of the Fund to each manager, including himself. Each portfolio manager is limited to the management of his or her portion of the Fund, the size of which Mr. Layman determines on an annual basis. The portfolio managers do not operate independently of each other, rather, the team operates collaboratively, communicating purchases or sales of securities on behalf of the Fund. See portfolio managers biographical information beginning on page 184.

Q.HOW DID THE GE INTERNATIONAL EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK
  AND MORNINGSTAR PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2010?

A.For the six-month period ended March 31, 2010, the GE International Equity
  Fund returned 3.39% for Class A shares, 3.00% for Class B shares, 3.26% for Class C shares, 3.24% for Class R shares and 3.50% for Class Y shares. The MSCI EAFE Index, the Fund's benchmark, returned 3.06% and the Fund's Morningstar peer group of 832 Foreign Large Blend Funds returned an average of 3.97% for the same period.

Q.WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A.In the aftermath of a substantial rally in the 6 months prior to October
  2009, the markets entered a sustained period of reflection balancing conflicting drivers of performance. Positives include signs of economic recovery, attractive valuations, strong earnings, and plentiful cash. Negatives include concerns about the removal of stimulus, lack of final demand growth, high unemployment, and rising deficits.

Q.WHAT DOMESTIC OR WORLD EVENTS HAD A MAJOR IMPACT ON THE FINANCIAL MARKETS?

A.Despite enjoying a less-levered economy overall, Europe has underperformed due to the unfolding debt crisis experienced by Greece, where fears of contagion have knocked the Euro sharply. In addition, the over-leveraged UK market has seen the Pound fall sharply, exacerbated by an impending election where neither major party looks likely to win a large majority. Japan, however, has rallied of late on expectations its currency will weaken, a benefit for this export-led economy. Meanwhile, China continues to refocus on domestic growth, reducing dependence on the now less reliable overseas markets.

Q.WHICH STOCKS AND SECTORS SIGNIFICANTLY AFFECTED FUND PERFORMANCE?

A.Holdings in the materials sector made a substantial contribution to Fund performance largely based on China's continued growth, including mining companies (Rio Tinto & Vale, Brazil), fertilizers (Potash Corp.) and specialty metals (Sumitomo Metal Industries). In addition, industrial stocks performed well, driven by signs of economic recovery, and included Philips, Siemens and China South Locomotive, a major provider of rolling stock for China's fast-expanding rail system. Some negative attribution was seen from holdings in consumer discretionary (Vivendi & Suzuki Motors) and IT (Taiwan Semiconductor & Nintendo).

Q.DID THE WEIGHTINGS/COUNTRY ALLOCATION OF THE FUND CHANGE? WHY?

A.The most significant changes in the sector weightings of the Fund took place as follows: reductions in utilities due to modest growth outlooks and high regulations, consumer staples due to valuation and margin concerns, and healthcare due to pipeline issues and the uncertainties surrounding US healthcare reform. Increases were seen in materials due to the strong economic growth in major consumer, China; in consumer discretionary and industrials due to growing conviction concerning

               46
                                                      [GRAPHIC]

                                    [GRAPHIC]
                           GE International Equity Fund

  the recovery; and in financials as the crisis moves steadily off-stage.

Q.WHAT WERE THE MAJOR BUYS AND SELLS FOR THE PERIOD, AND WHY?

A.Several holdings were increased in the financials sector reflecting growing conviction that much of the crisis may be behind us. Names included Unicredit SPA; Nomura Holdings; Santander Brasil (as a swap for a trim in the parent, Santander Spain) and Deutsche Boerse. Japanese auto maker Suzuki was increased in exchange for Toyota which has suffered image problems in the US and elsewhere, and industrials, A P Moller Maersk (shipping) and Mitsubishi Corp. were increased on economic recovery grounds. Several defensive stocks including Roche, Shiseido (cosmetics), Danone (foods) and two utilities (E.On and Veolia) were reduced on valuation and outlook grounds.

                                                  [GRAPHIC]  47


                                    [GRAPHIC]
                           GE International Equity Fund

                                             Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2010.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds. Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

OCTOBER 1, 2009 - MARCH 31, 2010

--------------------------------------------------------------------------------------------
                     ACCOUNT VALUE AT THE       ACCOUNT VALUE AT THE      EXPENSES PAID
                  BEGINNING OF THE PERIOD ($)   END OF THE PERIOD ($) DURING THE PERIOD ($)*
--------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
--------------------------------------------------------------------------------------------
    Class A                1,000.00                   1,033.89                 9.43
    Class B                1,000.00                   1,029.98                13.21
    Class C                1,000.00                   1,032.60                13.23
    Class R                1,000.00                   1,032.43                10.64
    Class Y                1,000.00                   1,035.02                 8.17
--------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
--------------------------------------------------------------------------------------------
    Class A                1,000.00                   1,015.54                 9.35
    Class B                1,000.00                   1,011.85                13.09
    Class C                1,000.00                   1,011.85                13.09
    Class R                1,000.00                   1,014.36                10.55
    Class Y                1,000.00                   1,016.76                 8.10
--------------------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 1.85% for Class A
 Shares, 2.61% for Class B Shares, 2.61% for Class C Shares, 2.10% for Class R Shares and 1.60% for Class Y Shares (for the period October 1, 2009 -- March 31, 2010), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six month period).
**Actual Fund Returns for the six-month period ended March 31, 2010 were as follows: 3.39% for Class A shares, 3.00% for Class B shares, 3.26% for Class C shares, 3.24% for Class R shares and 3.50% for Class Y shares.

               48
                                                      [GRAPHIC]

                                    [GRAPHIC]
                           GE International Equity Fund

INVESTMENT PROFILE

A mutual fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets under normal circumstances in common and preferred stocks and other types of equity securities. The Fund invests primarily in companies in developed and emerging market countries outside the United States.
--------------------------------------------------------------------------------
TOP TEN LARGEST HOLDINGS AS OF MARCH 31, 2010 (UNAUDITED) as a % of Market Value

   -------------------------------------------------------------------------

   Nestle S.A. (Regd.)    2.93%   Siemens AG (Regd.)                   2.27%
   -----------------------------  ------------------------------------------

   Nomura Holdings Inc.   2.82%   HSBC Holdings PLC                    2.24%
   -----------------------------  ------------------------------------------

   BNP Paribas            2.52%   BHP Billiton PLC                     2.16%
   -----------------------------  ------------------------------------------

   Rio Tinto PLC (Regd.)  2.45%   Mitsubishi UFJ Financial Group Inc.  2.08%
   -----------------------------  ------------------------------------------

   Roche Holding AG       2.30%   Reckitt Benckiser Group PLC          2.02%
   -----------------------------  ------------------------------------------

--------------------------------------------------------------------------------
MORNINGSTAR PERFORMANCE COMPARISON
Foreign Large Blend Peer Group
Based on average annual returns for periods ended 3/31/10

                                                 SIX    ONE   FIVE  TEN
                                                MONTHS  YEAR  YEAR  YEAR
                                                ------ -----  ----  ----

       Number of Funds in peer group              832   815    465   255
       ------------------------------------------------------------------

       Peer group average annual total return*   3.97% 52.99% 3.77% 0.19%
       ------------------------------------------------------------------

Morningstar Category in peer group: Foreign Large Blend
*Morningstar performance comparisons are based on average annual total returns for the six-months, one-year, five-year and ten-year periods indicated in the Foreign Large Blend peer group consisting of 832, 815, 465 and 255 underlying funds, respectively.

--------------------------------------------------------------------------------

 CHANGE IN VALUE OF A $10,000 INVESTMENT

                                 CLASS A SHARES

                                   [CHART]

          GE International Equity     MSCI EAFE Index       With Load
         ------------------------    -----------------     -----------
  03/00          10,000.00               10,000.00           9,425.00
  09/00           8,765.94                8,829.27           8,261.90
  09/01           6,018.33                6,296.13           5,672.28
  09/02           4,797.70                5,318.41           4,521.83
  09/03           5,430.09                6,701.64           5,117.86
  09/04           6,563.72                8,181.43           6,186.31
  09/05           8,225.98               10,291.81           7,752.98
  09/06           9,819.78               12,263.79           9,255.14
  09/07          13,207.31               15,313.17          12,447.89
  09/08           9,594.50               10,643.24           9,042.81
  09/09           9,253.64               10,987.44           8,721.56
  03/10           9,567.24               11,323.92           9,017.12














AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2010

                                                                       ENDING
                                                                     VALUE OF A
                          SIX     ONE   FIVE   TEN                    $10,000
                         MONTHS   YEAR  YEAR   YEAR   COMMENCEMENT INVESTMENT (A)
                         ------  -----  ----  -----   ------------ --------------

GE International Equity
Fund                      3.39%  52.98% 5.12% (0.44)%   03/02/94        9,567

With Load                (2.56)% 44.18% 3.88% (1.03)%                   9,017

MSCI EAFE Index           3.06%  54.44% 3.75%  1.25%                   11,324

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 CLASS B SHARES

                               [CHART]

               GE International Equity     MSCI EAFE Index
              ------------------------    ----------------
     03/00            10,000.00               10,000.00
     09/00             8,735.14                8,829.27
     09/01             5,946.99                6,296.13
     09/02             4,707.59                5,318.41
     09/03             5,276.76                6,701.64
     09/04             6,330.38                8,181.43
     09/05             7,874.37               10,291.81
     09/06             9,358.57               12,263.79
     09/07            12,586.99               15,313.17
     09/08             9,143.87               10,643.24
     09/09             8,819.02               10,987.44
     03/10             9,117.89               11,323.92














 AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2010

                                                                       ENDING
                                                                     VALUE OF A
                          SIX     ONE   FIVE   TEN                    $10,000
                         MONTHS   YEAR  YEAR   YEAR   COMMENCEMENT INVESTMENT (A)
                         ------  -----  ----  -----   ------------ --------------

GE International Equity
Fund                      3.00%  51.89% 4.34% (0.92)%   03/02/94        9,118

With Load                (1.00)% 47.89% 4.34% (0.92)%

MSCI EAFE Index           3.06%  54.44% 3.75%  1.25%                   11,324

--------------------------------------------------------------------------------

                                                  [GRAPHIC]  49


                                    [GRAPHIC]
                           GE International Equity Fund


                                 CLASS C SHARES

                                    [CHART]

               GE International Equity           MSCI EAFE Index
               -----------------------           ---------------
03/00                 10,000.00                     10,000.00
09/00                  8,730.99                      8,829.27
09/01                  5,949.48                      6,296.13
09/02                  4,705.36                      5,318.41
09/03                  5,299.12                      6,701.64
09/04                  6,362.88                      8,181.43
09/05                  7,913.63                     10,291.81
09/06                  9,376.37                     12,263.79
09/07                 12,520.62                     15,313.17
09/08                  9,032.71                     10,643.24
09/09                  8,645.22                     10,987.44
03/10                  8,927.01                     11,323.92


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2010

                                                                        ENDING
                                                                      VALUE OF A
                          SIX    ONE    FIVE    TEN                    $10,000
                         MONTHS  YEAR   YEAR    YEAR   COMMENCEMENT INVESTMENT (A)
                         ------ -----  -----   -----   ------------ --------------

GE International Equity
Fund                      3.26% 52.27% (5.95)% (1.13)%   09/30/99        8,927

With Load                 2.26% 51.27% (5.95)% (1.13)%

MSCI EAFE Index           3.06% 54.44%  3.75%   1.25%                   11,324

--------------------------------------------------------------------------------

                                 CLASS R SHARES

                                    [CHART]

               GE International Equity           MSCI EAFE Index
               -----------------------           ---------------
01/08                 10,000.00                     10,000.00
03/08                 10,019.23                     10,036.54
06/08                  9,802.88                      9,810.49
09/08                  7,774.04                      7,793.49
12/08                  5,973.29                      6,238.45
03/09                  5,065.21                      5,369.03
06/09                  6,327.08                      6,734.48
09/09                  7,482.82                      8,045.53
12/09                  7,713.35                      8,220.79
03/10                  7,725.46                      8,291.92


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2010

                                                                    ENDING
                                                                  VALUE OF A
                           SIX    ONE     SINCE                    $10,000
                          MONTHS  YEAR  INCEPTION  COMMENCEMENT INVESTMENT (A)
                          ------ -----  ---------  ------------ --------------

 GE International Equity
 Fund                      3.24% 52.52%  (10.88)%    01/29/08       7,725

 MSCI EAFE Index           3.06% 54.44%   (8.42)%*                  8,292

--------------------------------------------------------------------------------
                                 CLASS Y SHARES

                                    [CHART]

               GE International Equity           MSCI EAFE Index
               -----------------------           ---------------
03/00                 10,000.00                     10,000.00
09/00                  8,775.42                      8,829.27
09/01                  6,035.82                      6,296.13
09/02                  4,825.35                      5,318.41
09/03                  5,467.70                      6,701.64
09/04                  6,627.87                      8,181.43
09/05                  8,323.24                     10,291.81
09/06                  9,974.11                     12,263.79
09/07                 13,449.62                     15,313.17
09/08                  9,793.25                     10,643.24
09/09                  9,472.82                     10,987.44
03/10                  9,804.56                     11,323.92


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2010

                                                                      ENDING
                                                                    VALUE OF A
                          SIX    ONE   FIVE   TEN                    $10,000
                         MONTHS  YEAR  YEAR   YEAR   COMMENCEMENT INVESTMENT (A)
                         ------ -----  ----  -----   ------------ --------------

GE International Equity
Fund                      3.50% 53.23% 5.41% (0.20)%   03/02/94        9,805

MSCI EAFE Index           3.06% 54.44% 3.75%  1.25%                   11,324

                                    [GRAPHIC]


See Notes to Performance beginning on page 1 for further information.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Index returns are not available from the Fund's inception date and therefore are calculated from the month end nearest to the class shares' inception date.

--------------------------------------------------------------------------------

               50
                                                      [GRAPHIC]

GE INTERNATIONAL EQUITY FUND                       March 31, 2010 (unaudited)

                                    [GRAPHIC]

Schedule of Investments

                         GE INTERNATIONAL EQUITY FUND

Portfolio Composition as a % of Market Value of $33,550 (in thousands) as of March 31, 2010 (unaudited)

                                    [CHART]
                           Continental Europe    46.5%
                           United Kingdom        18.6%
                           Japan                 15.7%
                           Emerging Asia          5.1%
                           Canada                 3.9%
                           Pacific Rim            3.6%
                           Latin America          3.5%
                           United States          1.8%
                           Emerging Europe        1.3%



                                                NUMBER
                                             OF SHARES       VALUE

         COMMON STOCK -- 96.5%+
         --------------------------------------------------------------

         AUSTRALIA -- 2.3%

         Brambles Ltd.......................    80,486 $   543,713
         Paladin Energy Ltd.................    50,239     182,142 (a)
         Telstra Corporation Ltd............    13,878      38,086
                                                           763,941

         BRAZIL -- 2.7%

         Banco Santander Brasil S.A.........    23,100     284,495
         Petroleo Brasileiro S.A. ADR.......     7,015     277,724
         Vale S.A. ADR......................    12,607     349,970
                                                           912,189

         CANADA -- 3.9%

         Kinross Gold Corp..................     5,192      88,892
         Potash Corp of Saskatchewan
          Inc...............................     5,469     653,768
         Research In Motion Ltd.............     5,063     375,527 (a)
         Suncor Energy Inc..................     5,920     192,733
                                                         1,310,920

         CHILE -- 0.4%

         Sociedad Quimica y Minera de Chile
          S.A. ADR (Series B)...............     3,229     120,732

         CHINA -- 0.8%

         China Mobile Ltd...................     8,999      86,575
         China South Locomotive and Rolling
          Stock Corp........................   235,454     183,458
                                                           270,033

                                               NUMBER
                                            OF SHARES       VALUE

          DENMARK -- 1.1%

          A P Moller-Maersk A/S (Series B).        38 $   290,082
          G4S PLC..........................    22,299      88,760
                                                          378,842

          FINLAND -- 0.5%

          Nokia Oyj........................    10,593     165,264 (a)

          FRANCE -- 12.7%

          AXA S.A..........................    12,479     278,101
          BNP Paribas......................    10,983     845,002 (h)
          Cie Generale d'Optique Essilor
           International S.A...............     8,873     567,526
          Credit Agricole S.A..............    27,006     473,582
          European Aeronautic Defence and
           Space Company N.V...............     9,249     186,408
          Groupe Danone....................     3,338     201,442
          Schneider Electric S.A...........     2,432     285,768
          Total S.A........................     9,248     537,829 (h)
          Veolia Environnement.............     7,218     250,808
          Vinci S.A........................     4,497     265,514
          Vivendi..........................    15,863     425,313
                                                        4,317,293

          GERMANY -- 9.8%

          Adidas AG........................     5,892     315,709
          Bayer AG.........................     7,156     484,914
          Daimler AG (Regd.)...............     5,190     244,772
          Deutsche Boerse AG...............     6,647     493,594
          E.ON AG..........................     3,236     119,690
          Linde AG.........................     4,021     480,641
          Metro AG.........................     4,680     278,124
          Siemens AG (Regd.)...............     7,579     760,419
          ThyssenKrupp AG..................     4,354     149,965
                                                        3,327,828

          HONG KONG -- 1.3%

          Esprit Holdings Ltd..............    56,246     444,045

          INDIA -- 0.3%

          Larsen & Toubro Ltd..............     2,973     108,027

          IRELAND -- 0.8%

          CRH PLC..........................    10,915     272,933

          ITALY -- 3.3%

          ENI S.p.A........................    12,897     303,123
          Intesa Sanpaolo S.p.A............    63,611     237,344 (a)

See Notes to Schedules of Investments on page 120 and Notes to Financial Statements on page 154.


                                                  [GRAPHIC]  51


GE INTERNATIONAL EQUITY FUND                       March 31, 2010 (unaudited)

                                    [GRAPHIC]

Schedule of Investments


                                                 NUMBER
                                              OF SHARES       VALUE

        Saipem S.p.A.........................     2,658 $   103,041
        UniCredit S.p.A......................   165,214     489,018
                                                          1,132,526

        JAPAN -- 15.6%

        Daikin Industries Ltd................     3,000     122,806
        Mitsubishi Corp......................    10,000     262,200
        Mitsubishi Estate Company Ltd........    19,982     327,188
        Mitsubishi Heavy Industries Ltd......    43,000     178,093
        Mitsubishi UFJ Financial Group
         Inc.................................   133,291     698,979 (h)
        Nomura Holdings Inc..................   128,329     946,262
        Shiseido Company Ltd.................     3,998      86,857
        Sony Financial Holdings Inc..........       113     371,265 (a)
        Sumitomo Metal Industries Ltd........   213,005     645,124
        Sumitomo Mitsui Financial
         Group Inc...........................     2,516      83,202
        Suzuki Motor Corp....................    19,000     419,488
        Taiyo Nippon Sanso Corp..............    16,000     156,507
        The Bank of Yokohama Ltd.............    53,369     261,590
        Toyota Motor Corp....................     5,824     233,421
        Unicharm Corp........................       162      15,656
        Yamada Denki Company Ltd.............     6,210     458,572
                                                          5,267,210

        MEXICO -- 0.3%

        America Movil SAB de C.V. ADR
         (Series L)..........................     2,225     112,006

        NETHERLANDS -- 2.9%

        Heineken N.V.........................     4,214     216,960
        Koninklijke Ahold N.V................    15,932     212,773
        Koninklijke Philips Electronics N.V..    17,273     554,853
                                                            984,586

        RUSSIA -- 0.5%

        Mobile Telesystems OJSC ADR..........     2,824     156,732

        SOUTH AFRICA -- 0.9%

        MTN Group Ltd........................    19,395     295,786

        SOUTH KOREA -- 2.1%

        KB Financial Group Inc...............     4,256     205,380
        Samsung Electronics
         Company Ltd.........................       690     498,847
                                                            704,227

                                             NUMBER
                                          OF SHARES       VALUE

         SPAIN -- 3.2%

         Banco Santander S.A. (Regd.)....    48,594 $   647,005  (h)

         Iberdrola S.A...................    23,205     197,027
         Telefonica S.A..................    10,639     252,499
                                                      1,096,531

         SWEDEN -- 0.8%

         Hennes & Mauritz AB (Series B)..     2,032     132,446
         Telefonaktiebolaget LM Ericsson
          (Series B).....................    14,374     151,989
                                                        284,435

         SWITZERLAND -- 10.0%

         ABB Ltd. (Regd.)................    11,549     252,694  (a)
         Credit Suisse Group AG (Regd.)..     7,935     409,736
         Nestle S.A. (Regd.).............    19,143     982,112  (h)
         Novartis AG (Regd.).............     6,643     359,431  (a)
         Roche Holding AG................     4,753     772,185 (a,h)
         Syngenta AG.....................     1,230     342,163
         Zurich Financial Services AG....     1,018     261,427
                                                      3,379,748

         TAIWAN -- 1.9%

         Delta Electronics, Inc..........    25,514      80,740
         Taiwan Semiconductor
          Manufacturing Company Ltd......   250,037     484,202
         Taiwan Semiconductor
          Manufacturing Company Ltd.
          ADR............................     7,305      76,629
                                                        641,571

         UNITED KINGDOM -- 18.4%

         BG Group PLC....................    21,961     379,931
         BHP Billiton PLC................    21,187     726,332
         BP PLC..........................    36,638     346,462
         G4S PLC.........................    49,009     194,404
         HSBC Holdings PLC...............    74,326     753,138
         Lloyds Banking Group PLC........   501,560     477,565  (h)
         National Grid PLC...............    43,689     425,134
         Prudential PLC..................    51,159     424,877  (h)
         Reckitt Benckiser Group PLC.....    12,368     678,586  (h)
         Rio Tinto PLC (Regd.)...........    13,849     820,345
         Tesco PLC.......................    72,911     481,602
         The Capita Group PLC............    21,503     246,755
         Vodafone Group PLC..............   120,199     277,141  (h)
                                                      6,232,272

         TOTAL COMMON STOCK
          (COST $29,677,309).............            32,679,677

See Notes to Schedules of Investments on page 120 and Notes to Financial Statements on page 154.


               52
                                                      [GRAPHIC]

GE INTERNATIONAL EQUITY FUND                       March 31, 2010 (unaudited)

                                    [GRAPHIC]

Schedule of Investments


                                             NUMBER
                                          OF SHARES       VALUE
         PREFERRED STOCK -- 0.8%
         -------------------------------------------------------------

         Fresenius SE....................     1,480 $   111,945
         Volkswagen AG...................     1,018      93,529
         Volkswagen AG...................       633      55,673  (a)

         TOTAL PREFERRED STOCK
          (COST $249,880)................               261,147
         -------------------------------------------------------------
         RIGHT -- 0.0%*
         -------------------------------------------------------------
         Volkswagen AG
          (COST $0)......................     1,018         654  (a)
         -------------------------------------------------------------
         OTHER INVESTMENTS -- 0.0%*
         -------------------------------------------------------------
         GEI Investment Fund
          (COST $19,294).................                16,014  (k)

         TOTAL INVESTMENTS IN SECURITIES
          (COST $29,946,483).............            32,957,492
         -------------------------------------------------------------
         SHORT-TERM INVESTMENTS -- 1.7%
         -------------------------------------------------------------
         GE Money Market Fund
          Institutional Class
          0.00%
          (COST $592,832)................               592,832 (d,k)

         TOTAL INVESTMENTS
          (COST $30,539,315).............            33,550,324

         OTHER ASSETS AND LIABILITIES,
          NET -- 1.0%....................               322,269
                                                    -----------

         NET ASSETS -- 100.0%............           $33,872,593
                                                    ===========

                            OTHER INFORMATION
                            ------------------------

The GE International Equity Fund had the following long futures contracts open at March 31, 2010 (unaudited):

                                     NUMBER   CURRENT
                         EXPIRATION    OF     NOTIONAL   UNREALIZED
          DESCRIPTION       DATE    CONTRACTS  VALUE   (DEPRECIATION)
          -----------------------------------------------------------

          DJ Euro Stoxx
           50 Index
           Futures       June 2010      4     $154,307    $  (883)
          FTSE 100
           Index
           Futures       June 2010      1       85,106       (702)
                                                          -------
                                                          $(1,585)
                                                          =======

See Notes to Schedules of Investments on page 120 and Notes to Financial Statements on page 154.


                                                  [GRAPHIC]  53


GE INTERNATIONAL EQUITY FUND                       March 31, 2010 (unaudited)

                                    [GRAPHIC]

Schedule of Investments


The GE International Equity Fund was invested in the following categories at March 31, 2010 (unaudited):

                                                    PERCENTAGE (BASED
          INDUSTRY                                  ON MARKET VALUE)
          -----------------------------------------------------------

          Commercial Banks                               16.26%
          Metals & Mining                                 8.29%
          Oil, Gas & Consumable Fuels                     6.62%
          Chemicals                                       5.23%
          Pharmaceuticals                                 4.82%
          Capital Markets                                 4.04%
          Insurance                                       3.98%
          Industrial Conglomerates                        3.92%
          Food Products                                   3.53%
          Semiconductors & Semiconductor Equipment        3.16%
          Automobiles                                     3.12%
          Specialty Retail                                3.09%
          Food & Staples Retailing                        2.90%
          Wireless Telecommunication Services             2.77%
          Commercial Services & Supplies                  2.46%
          Household Products                              2.07%
          Communications Equipment                        2.06%
          Healthcare Equipment & Supplies                 2.03%
          Multi-Utilities                                 2.01%
          Electrical Equipment                            1.60%
          Diversified Financial Services                  1.47%
          Media                                           1.27%
          Construction & Engineering                      1.11%
          Machinery                                       1.08%
          Real Estate Management & Development            0.98%
          Electric Utilities                              0.94%
          Textiles Apparel & Luxury Goods                 0.94%
          Diversified Telecommunication Services          0.87%
          Marine                                          0.86%
          Construction Materials                          0.81%
          Trading Companies & Distributors                0.78%
          Professional Services                           0.74%
          Beverages                                       0.64%
          Aerospace & Defense                             0.56%
          Building Products                               0.37%
          Energy Equipment & Services                     0.31%
          Personal Products                               0.26%
          Electronic Equipment, Instruments &
           Components                                     0.24%
                                                         ------
                                                         98.19%
                                                         ------

                                                PERCENTAGE (BASED
              SHORT-TERM AND OTHER INVESTMENTS  ON MARKET VALUE)
              ---------------------------------------------------
                     Short-Term                        1.77%
                     Other Investments                 0.04%
                                                     -------
                                                       1.81%
                                                     -------
                                                     100.00%
                                                     =======

See Notes to Schedules of Investments on page 120 and Notes to Financial Statements on page 154.


               54
                                                      [GRAPHIC]

                                    [GRAPHIC]
           GE Total Return Fund (formerly GE Strategic Investment Fund)


                                     [PHOTO]
                                  Paul M. Colonna
                            President and Chief Investment
                                Officer - Fixed Income

Paul M. Colonna
President and Chief Investment
Officer -- Fixed Income

                                   [PHOTO]

                                Ralph R. Layman
                          President and Chief Investment
                             Officer - Public Equities


Ralph R. Layman
President and Chief Investment
Officer -- Public Equities

                                    [PHOTO]

                               Thomas R. Lincoln
                            Senior Vice President


Thomas R. Lincoln
Senior Vice President

                               [PHOTO]

                           Judith A. Studer
                         Chief Market Strategist


Judith A. Studer
Chief Market Strategist

                                [PHOTO]

                            Diane M. Wehner
                         Senior Vice President



Diane M. Wehner
Senior Vice President

The GE Total Return Fund is managed by a team of portfolio managers that includes Paul M. Colonna, Ralph R. Layman, Thomas R. Lincoln, Judith A. Studer and Diane M. Wehner. Ms. Studer is vested with oversight authority for determining asset allocations for the Fund, including the full discretion to allocate the GE Total Return Fund's assets to sub-adviser(s) retained by GEAM. Each of the other portfolio managers is responsible for managing one of the following sub-portfolios: U.S. equity, U.S. mid-cap equity, international equity and fixed income. Mr. Lincoln manages the U.S. equity portion, Ms. Wehner manages the U.S. mid-cap equity portion, Mr. Layman manages the international equity portion and Mr. Colonna manages the fixed income portion, each with a team of portfolio managers and analysts. GEAM has also retained Urdang Securities Management, Inc. to act as sub-adviser to that portion of the GE Total Return Fund's assets allocated to real estate-related investments. The sub-portfolios underlying the Fund are managed independently of each other and the portfolio managers and sub-adviser(s) have full discretion over their particular sub-portfolio; however, the portfolio management team is collaborative to ensure strict adherence to the Fund's objective. See Portfolio managers' biographical information beginning on page 184.

Q.HOW DID THE GE TOTAL RETURN FUND PERFORM COMPARED TO ITS BENCHMARK AND
  MORNINGSTAR PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2010?

A.For the six-month period ended March 31, 2010, the GE Total Return Fund returned 6.17% for Class A shares, 5.79% for Class B shares, 5.71% for Class C shares, 6.03% for Class R shares and 6.31% for Class Y shares. The Fund's broad based benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 11.75% and 1.99%, respectively. The Fund's Morningstar peer group of 1,205 U.S. Moderate Allocation Funds returned an average of 7.75% for the same period.

Q.WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE AND WHAT MARKET CONDITIONS
  IMPACTED THE PERFORMANCE OF THE FUND?

A.The performance of the GE Total Return Fund for the six-month period ended
  March 31, 2010 was primarily driven by the Fund's equity overweight and performance, its underweight position in fixed income, and an overweight in cash.

  Equity Market Overview
  In the six-month period ended March 31, 2010, the U.S. and global economies continued a gradual recovery which has, for the most part, been reflected by further gains in U.S. stock prices. Each broad measure of U.S. equity market performance achieved double-digit returns during the period with greater breadth of performance across the market. In general, small and mid-cap stocks outperformed large-caps, and lower quality companies outperformed higher quality companies. This relative performance was a headwind for portfolio managers that prioritize balance sheet quality, strong

                                                  [GRAPHIC]  55


                                    [GRAPHIC]
                              GE Total Return Fund

  capital management, experienced management, and market leadership. In the second half of the period, as concerns about Greece's crumbling balance sheet escalated, markets witnessed a rise in risk aversion which benefited U.S. over non-U.S. stocks. Against this backdrop, the U.S. dollar advanced against the euro. U.S. central bank reassurances that interest rates would remain low also boosted investor confidence.

  U.S. Equity
  Improving corporate earnings bolstered equities, with revenues and earnings broadly beating expectations in the fourth quarter of 2009. Investors cheered as signs of end-market demand re-emerged, alongside cost-cutting measures. The financial and cyclical sectors put up the best fourth quarter earnings results, with greater earnings revisions among cyclical sectors versus defensive sectors. Consistent with these results, the cyclical sectors outperformed, while defensive sectors lagged. Energy was the only cyclical to lag as tightening measures in Asian central banks put a question mark around emerging market demand.

  The unfolding corporate earnings recovery plants the seeds of hope for a sustainable recovery. However, many questions remain about the durability of the recovery. Investors may also be worried by the scope of government intervention in the aftermath of the financial crisis and the ultimate cost to taxpayers.

  After last year's outperformance, an investment environment favoring small-cap, low quality companies challenged performance in the first half of this period since we generally focused on large-cap, high quality companies. Holdings in the financials and consumer discretionary sectors were the key drivers of underperformance. In consumer discretionary, the portfolio's emphasis on the less cyclical media stocks hurt as investors flocked to industries more leveraged to the improving employment and consumer spending trends, e.g., retail, autos, and leisure. On the positive side, the portfolio's telecom holdings significantly outperformed the S&P telecom sector by over 18%.

  Our process remained consistent as we continued to seek large-cap, high quality companies that we felt had the potential to survive and grow market share during a slow, gradual recovery. We continued to emphasize companies with strong balance sheets and earnings stability over more cyclical or leveraged opportunities. We reduced our financial sector overweight during the period, and took advantage of relative weakness in energy to boost our exposure to that sector, which we believe faces tremendous long-term supply-demand imbalances. We also went from an underweight in materials to an overweight position. At March 31, 2010, the Fund's largest overweights were in technology and health care, and the largest underweights were in consumer staples and industrials.

  Valuations for many companies remain attractive, even after the strong rebound that began a year ago in March 2009. While lower quality companies have outperformed recently, we believe any future market rally will be dominated by outperformance by market share winners with strong balance sheets and management teams. Amid changing market conditions in the past six months, we have maintained our bottom-up stock selection approach with focus on a long-term investment horizon.

  U.S. Mid-Cap Equity
  Mid-cap equity performance in the fourth quarter of 2009 was dominated by high quality growth stocks, during which the mid-cap equity portfolio outperformed. However, the first quarter of 2010 saw a resurgence in stocks of lower quality, more cyclical companies. Value style of investing outperformed growth which was a disadvantage for the mid-cap equity portfolio given its skew toward high quality growth-oriented companies. The portfolio was underweight both the industrial and material sectors which outperformed the market. In addition, the portfolio was invested in more defensive names which underperformed their more

               56
                                                      [GRAPHIC]

                                    [GRAPHIC]
                              GE Total Return Fund

  cyclical counterparts. The benefits of the overweight in the health care sector, which was up nearly 20%, were more than offset by individual stock performance. Despite an overweight in information technology, which underperformed the market, stock selection in this sector benefitted performance. The focus on secular growth companies in the utility sector also contributed positively to performance.

  International Equity
  Following a substantial rally during the six months prior to October 2009, the international equity markets entered a sustained period of reflection balancing conflicting drivers of performance. Positives included signs of economic recovery, attractive valuations, strong earnings, and plentiful cash. Negatives included concerns about the removal of stimulus, lack of final demand growth, high unemployment, and rising deficits.

  Despite enjoying a less-levered economy overall, Europe has underperformed due to the unfolding debt crisis experienced by Greece, where fears of contagion have knocked the euro sharply. In addition, the overleveraged UK market has seen the pound fall sharply, exacerbated by an impending election where neither major party looks likely to win a large majority. Japan, however, has rallied of late on expectations its currency will weaken, a benefit for this export-led economy. Meanwhile, China continues to refocus on domestic growth, reducing dependence on the now less reliable overseas markets.

  Holdings in the materials sector made a substantial contribution to performance largely based on China's continued growth, including mining companies, fertilizers, and specialty metals. In addition, industrial stocks performed well, driven by signs of economic recovery. Some negative attribution was seen from holdings in consumer discretionary and information technology. The most significant changes in international equity sector weightings were reductions in utilities due to modest growth outlooks and high regulations, consumer staples due to valuation and margin concerns, and health care due to pipeline issues and the uncertainties surrounding U.S. health care reform. Several defensive stocks were also reduced on valuation and outlook grounds. Increases were seen in materials due to the strong economic growth in the major consumer, China, in consumer discretionary and industrials due to growing conviction concerning the recovery, and in financials reflecting growing conviction that much of the crisis may be behind us.

  U.S. Fixed Income
  The U.S. economy and fixed income markets continued to improve over the six months ending March 31, 2010 primarily from rebuilding of inventory and public sector programs. Unemployment fell from its peak of 10.1% in October 2009 to 9.7% in March and inflation remained subdued posting a 1.3% year-over-year year Personal Consumption Expenditures (PCE) Core Price Index in February. The Federal Reserve kept its fed funds target at 0.0-0.25% maintaining its intention to keep rates low for an extended period. In February, however, the committee did raise the discount rate from 0.5% to 0.75%. Fed Chairman Bernanke explained the move was a "normalization" of bank lending and should not be interpreted as a change in monetary policy. Interest rates rose and the yield curve steepened during the period. U.S. Treasury 2-year and 10-year note yields ended March at 1.02% and 3.83%, respectively. Credit-related securities outperformed government securities, including agency mortgage-backed bonds as yield spreads narrowed. Commercial mortgage-backed securities performed best returning 12.68% followed by high yield which returned 11.1%. U.S. Treasuries returned -0.2% due to the increase in yields.

  The primary drivers of fixed income performance relative to its benchmark were duration positioning and sector allocation. Portfolio duration was held shorter than the benchmark duration which contributed to positive excess return as interest rates rose. In general, the

                                                  [GRAPHIC]  57


                                    [GRAPHIC]
                              GE Total Return Fund

  overweight allocation to investment grade corporate bonds and commercial mortgage-backed securities plus the exposure to high yield and emerging market debt added to the Fund's positive relative return. These sectors outperformed government securities, which the portfolio was generally underweight.

  Interest rate futures were bought and sold for interest rate exposure and duration management versus the index. Interest only (IO) collateralized mortgage obligations (CMO), inverse interest only (IIO) CMO, and principal only (PO) CMO securities were bought and sold for total return enhancement.

Q.WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND DURING THE PERIOD?

A.During this period, we lowered the Fund's exposure to fixed income and cash and increased its exposure to international equity, emerging markets equity, and U.S. mid-cap equity. We reduced exposure to U.S. large-cap growth equity and increased our allocation to U.S. core equity to increase diversification. At the end of the period, the Fund was underweight in fixed income and overweight in equities and cash.

               58
                                                      [GRAPHIC]

                                    [GRAPHIC]
                              GE Total Return Fund

                                             Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2010.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

OCTOBER 1, 2009 - MARCH 31, 2010

--------------------------------------------------------------------------------------------
                     ACCOUNT VALUE AT THE       ACCOUNT VALUE AT THE      EXPENSES PAID
                  BEGINNING OF THE PERIOD ($)   END OF THE PERIOD ($) DURING THE PERIOD ($)*
--------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
--------------------------------------------------------------------------------------------
    Class A                1,000.00                   1,061.72                 6.01
    Class B                1,000.00                   1,057.85                 9.90
    Class C                1,000.00                   1,057.06                 9.85
    Class R                1,000.00                   1,060.27                 7.35
    Class Y                1,000.00                   1,063.07                 4.73
--------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
--------------------------------------------------------------------------------------------
    Class A                1,000.00                   1,018.92                 5.89
    Class B                1,000.00                   1,015.19                 9.70
    Class C                1,000.00                   1,015.24                 9.65
    Class R                1,000.00                   1,017.64                 7.19
    Class Y                1,000.00                   1,020.14                 4.63
--------------------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 1.13% for Class A
 Shares, 1.89% for Class B Shares, 1.88% for Class C Shares, 1.39% for Class R Shares and 0.88% for Class Y Shares (for the period October 1, 2009 -- March 31, 2010), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six month period).
**Actual Fund Returns for the six-month period ended March 31, 2010 were as follows: 6.17% for Class A shares, 5.79% for Class B shares, 5.71% for Class C shares, 6.03% for Class R shares and 6.31% for Class Y shares,.

                                                  [GRAPHIC]  59


                                    [GRAPHIC]
                              GE Total Return Fund


INVESTMENT PROFILE

A mutual fund designed for investors who seek to maximize total return by investing primarily in a combination of U.S. and foreign equity and debt securities and cash.
--------------------------------------------------------------------------------
TOP TEN LARGEST HOLDINGS AS OF MARCH 31, 2010 (UNAUDITED) as a % of Market Value

--------------------------------------------------------------------------------------

Federal National Mortgage Assoc.  0.95%   NII Holdings, Inc.                     0.78%
 5.50%, 03/01/14-12/01/38
----------------------------------------  --------------------------------------------

Microsoft Corp.                   0.88%   U.S. Treasury Notes 0.15%, 11/30/2011  0.78%
----------------------------------------  --------------------------------------------

Federal National Mortgage Assoc.  0.87%   Cisco Systems, Inc.                    0.76%
 4.50%, 05/01/18-02/01/40
----------------------------------------  --------------------------------------------

Amgen Inc.                        0.83%   U.S. Treasury Bonds 4.38%, 11/15/2039  0.75%
----------------------------------------  --------------------------------------------

PepsiCo, Inc.                     0.78%   Nestle S.A. (Regd.)                    0.67%
----------------------------------------  --------------------------------------------

--------------------------------------------------------------------------------
MORNINGSTAR PERFORMANCE COMPARISON
Moderate Allocation Peer Group
Based on average annual returns for periods ended 3/31/10

                                                 SIX    ONE   FIVE  TEN
                                                MONTHS  YEAR  YEAR  YEAR
                                                ------ -----  ----  ----

       Number of Funds in peer group             1205   1163   771   440
       ------------------------------------------------------------------

       Peer group average annual total return*   9.16% 45.69% 5.14% 3.97%
       ------------------------------------------------------------------

Morningstar Category in peer group: Moderate Allocation
*Morningstar performance comparisons are based on average annual total returns for the six-months, one-year, five-year and ten-year periods indicated in the Moderate Allocation peer group consisting of 1205, 1163, 771 and 440 underlying funds, respectively.

--------------------------------------------------------------------------------

 CHANGE IN VALUE OF A $10,000 INVESTMENT
                                 CLASS A SHARES

                                    [CHART]

                                               Barclays
                                             Capital U.S.
              GE Total Return   S&P 500       Aggregate
                Investment       Index        Bond Index      With Load
              ---------------  ---------    -------------    ----------
   03/00         10,000.00     10,000.00      10,000.00        9,425.00
   09/00         10,063.69      9,618.91      10,480.88        9,485.03
   09/01          9,126.77      7,054.65      11,838.46        8,601.98
   09/02          8,444.51      5,609.16      12,856.15        7,958.95
   09/03          9,907.52      6,980.03      13,551.64        9,337.84
   09/04         10,694.40      7,948.37      14,050.07       10,079.47
   09/05         11,646.33      8,922.16      14,442.78       10,976.66
   09/06         12,812.48      9,885.37      14,972.90       12,075.76
   09/07         15,251.16     11,510.75      15,741.88       14,374.22
   09/08         12,678.97      8,981.17      16,316.81       11,949.93
   09/09         12,349.11      8,360.79      18,039.33       11,639.04
   03/10         13,111.28      9,343.22      18,398.06       12,357.38













AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2010

                                                                     ENDING
                                                                   VALUE OF A
                         SIX    ONE   FIVE   TEN                    $10,000
                        MONTHS  YEAR  YEAR   YEAR   COMMENCEMENT INVESTMENT (A)
                        ------ -----  ----  -----   ------------ --------------

 GE Total Return Fund    6.17% 30.62% 3.10%  2.75%    01/05/93       13,111

 With Load               0.07% 23.11% 1.89%  2.14%                   12,357

 S&P 500 Index          11.75% 49.77% 1.92% (0.68)%                   9,343

 Barclays Capital U.S.
  Aggregate Bond
  Index                  1.99%  7.69% 5.44%  6.29%                   18,398

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 CLASS B SHARES

                                    [CHART]

                                                       Barclays Capital
             GE Total Return                            U.S. Aggregate
                Investment         S&P 500 Index          Bond Index
            -----------------     ---------------     -----------------
   03/00         10,000.00           10,000.00             10,000.00
   09/00         10,026.86            9,618.91             10,480.88
   09/01          9,023.75            7,054.65             11,838.46
   09/02          8,284.99            5,609.16             12,856.15
   09/03          9,648.08            6,980.03             13,551.64
   09/04         10,338.19            7,948.37             14,050.07
   09/05         11,178.28            8,922.16             14,442.78
   09/06         12,250.65            9,885.37             14,972.90
   09/07         14,582.39           11,510.75             15,741.88
   09/08         12,122.99            8,981.17             16,316.81
   09/09         11,807.60            8,360.79             18,039.33
   03/10         12,536.35            9,343.22             18,398.06





































AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2010

                                                                     ENDING
                                                                   VALUE OF A
                         SIX    ONE   FIVE   TEN                    $10,000
                        MONTHS  YEAR  YEAR   YEAR   COMMENCEMENT INVESTMENT (A)
                        ------ -----  ----  -----   ------------ --------------

 GE Total Return Fund    5.79% 29.64% 2.33%  2.29%    12/22/93       12,536

 With Load               1.79% 25.64% 2.33%  2.29%

 S&P 500 Index          11.75% 49.77% 1.92% (0.68)%                   9,343

 Barclays Capital U.S.
  Aggregate Bond
  Index                  1.99%  7.69% 5.44%  6.29%                   18,398

--------------------------------------------------------------------------------

               60
                                                      [GRAPHIC]

                                    [GRAPHIC]
                              GE Total Return Fund


                                 CLASS C SHARES

                                    [CHART]

                                                         Barclays Capital
              GE Total Return                             U.S. Aggregate
                 Investment           S&P 500 Index         Bond Index
              ---------------         -------------      ----------------
03/00            10,000.00               10,000.00            10,000.00
09/00            10,027.09                9,618.91            10,480.88
09/01             9,023.98                7,054.65            11,838.46
09/02             8,282.69                5,609.16            12,856.15
09/03             9,659.56                6,980.03            13,551.64
09/04            10,348.83                7,948.37            14,050.07
09/05            11,189.03                8,922.16            14,442.78
09/06            12,215.99                9,885.37            14,972.90
09/07            14,434.70               11,510.75            15,741.88
09/08            11,910.87                8,981.17            16,316.81
09/09            11,514.51                8,360.79            18,039.33
03/10            12,171.57                9,343.22            18,398.06


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2010

                                                                     ENDING
                                                                   VALUE OF A
                         SIX    ONE   FIVE   TEN                    $10,000
                        MONTHS  YEAR  YEAR   YEAR   COMMENCEMENT INVESTMENT (A)
                        ------ -----  ----  -----   ------------ --------------

 GE Total Return Fund    5.71% 29.61% 2.32%  1.98%    09/30/99       12,172

 With Load               4.71% 28.61% 2.32%  1.98%

 S&P 500 Index          11.75% 49.77% 1.92% (0.68)%                   9,343

 Barclays Capital U.S.
  Aggregate Bond Index   1.99%  7.69% 5.44%  6.29%                   18,398

--------------------------------------------------------------------------------

                                 CLASS R SHARES

                                    [CHART]

                                                            Barclays Capital
             GE Total Return                                 U.S. Aggregate
                Investment           S&P 500 Index             Bond Index
              ---------------         -------------         ----------------
01/29/08        10,000.00               10,000.00              10,000.00
  03/08          9,851.33                9,633.37              10,047.99
  06/08          9,781.37                9,370.68               9,945.49
  09/08          8,801.92                8,586.36               9,896.91
  12/08          7,309.35                6,702.23              10,350.12
  03/09          6,955.36                5,964.19              10,362.11
  06/09          7,759.01                6,914.23              10,546.81
  09/09          8,548.30                7,993.26              10,941.70
  12/09          8,826.66                8,475.94              10,963.93
  03/10          9,063.52                8,932.50              11,159.29


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2010

                                                                   ENDING
                                                                 VALUE OF A
                          SIX    ONE     SINCE                    $10,000
                         MONTHS  YEAR  INCEPTION  COMMENCEMENT INVESTMENT (A)
                         ------ -----  ---------  ------------ --------------

  GE Total Return Fund    6.03% 30.31%   (4.14)%    01/29/08        9,064

  S&P 500 Index          11.75% 49.77%   (3.42)%*                   8,932

  Barclays Capital U.S.
   Aggregate Bond Index   1.99%  7.69%    4.95%*                   11,159

--------------------------------------------------------------------------------
                                 CLASS Y SHARES

                                    [CHART]

                                                            Barclays Capital
             GE Total Return                                 U.S. Aggregate
                Investment           S&P 500 Index             Bond Index
              ---------------         -------------         ----------------
03/00            10,000.00             10,000.00                10,000.00
09/00            10,074.85              9,618.91                10,480.88
09/01             9,158.30              7,054.65                11,838.46
09/02             8,492.62              5,609.16                12,856.15
09/03             9,991.50              6,980.03                13,551.64
09/04            10,812.65              7,948.37                14,050.07
09/05            11,807.76              8,922.16                14,442.78
09/06            13,109.58              9,885.37                14,972.90
09/07            15,641.01             11,510.75                15,741.88
09/08            13,036.27              8,981.17                16,316.81
09/09            12,725.29              8,360.79                18,039.33
03/10            13,527.88              9,343.22                18,398.06


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2010

                                                                     ENDING
                                                                   VALUE OF A
                         SIX    ONE   FIVE   TEN                    $10,000
                        MONTHS  YEAR  YEAR   YEAR   COMMENCEMENT INVESTMENT (A)
                        ------ -----  ----  -----   ------------ --------------

 GE Total Return Fund    6.31% 30.89% 3.50%  3.07%    11/29/93       13,528

 S&P 500 Index          11.75% 49.77% 1.92% (0.68)%                   9,343

 Barclays Capital U.S.
  Aggregate Bond Index   1.99%  7.69% 5.44%  6.29%                   18,398

                                    [GRAPHIC]



See Notes to Performance beginning on page 1 for further information.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Index returns are not available from the Fund's inception date and therefore are calculated from the month end nearest to the class shares' inception date.

--------------------------------------------------------------------------------

                                                  [GRAPHIC]  61


GE TOTAL RETURN FUND                               March 31, 2010 (unaudited)

                                    [GRAPHIC]

Schedule of Investments

                             GE TOTAL RETURN FUND

Portfolio Composition as a % of Market Value of $132,518 (in thousands) as of March 31, 2010 (unaudited)

                                [CHART]

                   Domestic Equity            34.2%
                   Foreign Equity             29.4%
                   Bonds and Notes            20.2%
                   Short-Term                 16.0%
                   Other Investments           0.2%



                                            NUMBER
                                         OF SHARES        VALUE

         DOMESTIC EQUITY -- 33.9%+
         -------------------------------------------------------------

         AEROSPACE & DEFENSE -- 0.8%

         Alliant Techsystems, Inc.......     2,558 $    207,965  (a)
         Hexcel Corp....................    15,513      224,007 (a,h)
         Honeywell International Inc....     4,442      201,089
         ITT Corp.......................     5,631      301,878
         Rockwell Collins, Inc..........     1,555       97,327
                                                      1,032,266

         BEVERAGES -- 1.0%

         Coca-Cola Enterprises, Inc.....     6,375      176,333
         Molson Coors Brewing Co.
          (Class B).....................     1,961       82,480
         PepsiCo, Inc...................    15,675    1,037,058
                                                      1,295,871

         BIOTECHNOLOGY -- 1.6%

         Alexion Pharmaceuticals, Inc...     1,052       57,197  (a)
         Amgen Inc......................    18,378    1,098,269 (a,h)
         Gilead Sciences, Inc...........    16,200      736,776  (a)
         Vertex Pharmaceuticals Inc.....     4,234      173,044  (a)
                                                      2,065,286

         CAPITAL MARKETS -- 2.0%

         Affiliated Managers Group Inc..     3,171      250,509  (a)
         Ameriprise Financial, Inc......     4,148      188,153
         Invesco Ltd....................     8,508      186,410
         Morgan Stanley.................     3,256       95,368
         State Street Corp..............    17,087      771,307  (e)

                                              NUMBER
                                           OF SHARES        VALUE

          The Bank of New York Mellon
           Corp...........................     7,255 $    224,034
          The Charles Schwab Corp.........     5,363      100,235
          The Goldman Sachs Group, Inc....     5,114      872,602
                                                        2,688,618

          CHEMICALS -- 0.9%

          Intrepid Potash, Inc............     4,768      144,613 (a)
          Monsanto Co.....................     6,987      499,011
          Praxair, Inc....................     6,565      544,895
                                                        1,188,519

          COMMERCIAL BANKS -- 0.3%

          Regions Financial Corp..........    17,345      136,159
          SunTrust Banks, Inc.............     3,262       87,389
          US Bancorp......................     4,071      105,357
          Zion's Bancorporation...........     2,240       48,877
                                                          377,782

          COMMERCIAL SERVICES & SUPPLIES -- 0.6%

          Corrections Corporation of
           America........................    20,931      415,690 (a)
          Iron Mountain Inc...............     8,786      240,736
          Stericycle, Inc.................     1,275       69,487 (a)
                                                          725,913

          COMMUNICATIONS EQUIPMENT -- 1.6%

          Cisco Systems, Inc..............    38,567    1,003,899 (a)
          Juniper Networks, Inc...........     7,380      226,418 (a)
          QUALCOMM Inc....................    19,701      827,245
                                                        2,057,562

          COMPUTERS & PERIPHERALS -- 1.0%

          Apple Inc.......................     1,175      276,043 (a)
          Hewlett-Packard Co..............     5,848      310,821
          International Business Machines
           Corp...........................     3,997      512,615
          Synaptics Inc...................     7,687      212,238 (a)
                                                        1,311,717

          DIVERSIFIED FINANCIAL SERVICES -- 1.4%

          Bank of America Corp............    31,611      564,256
          CME Group Inc...................     2,465      779,211
          JPMorgan Chase & Co.............     9,092      406,867
          MSCI Inc. (Class A).............     3,266      117,903 (a)
                                                        1,868,237

See Notes to Schedules of Investments on page 120 and Notes to Financial Statements on page 154.


               62
                                                      [GRAPHIC]

GE TOTAL RETURN FUND                               March 31, 2010 (unaudited)

                                    [GRAPHIC]

Schedule of Investments


                                             NUMBER
                                          OF SHARES        VALUE

          DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.3%

          AT&T Inc.......................     8,515 $    220,028
          Verizon Communications Inc.....     3,702      114,836
                                                         334,864

          ELECTRIC UTILITIES -- 0.6%

          Edison International...........     5,183      177,103
          Entergy Corp...................     1,111       90,380
          ITC Holdings Corp..............     5,504      302,720
          Northeast Utilities............    10,183      281,458
                                                         851,661

          ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.2%

          Cogent, Inc....................     9,896      100,939 (a)
          Corning Inc....................     6,774      136,903
                                                         237,842

          ENERGY EQUIPMENT & SERVICES -- 1.1%

          Dresser-Rand Group Inc.........     4,903      154,052 (a)
          Halliburton Co.................     5,663      170,626
          Nabors Industries Ltd..........     1,606       31,526 (a)
          National Oilwell Varco, Inc....     1,296       52,592
          Noble Corp.....................     3,825      159,962
          Schlumberger Ltd...............    12,578      798,200
          Weatherford International Ltd..     8,699      137,966 (a)
                                                       1,504,924

          FOOD & STAPLES RETAILING -- 0.0%*

          Safeway Inc....................     1,406       34,953

          FOOD PRODUCTS -- 0.5%

          Archer-Daniels-Midland Co......     3,330       96,237
          Kraft Foods Inc. (Class A).....     5,477      165,624
          McCormick & Company Inc........     7,831      300,397 (h)
          Mead Johnson Nutrition Co.
           (Class A).....................     2,650      137,879
                                                         700,137

          GAS UTILITIES -- 0.1%

          EQT CORP.......................     2,175       89,175

          HEALTHCARE EQUIPMENT & SUPPLIES -- 1.7%

          Baxter International Inc.......     7,148      416,014
          Becton Dickinson & Co..........     1,776      139,824
          Covidien PLC...................     9,374      471,325
          DENTSPLY International Inc.....     2,517       87,717

                                              NUMBER
                                           OF SHARES        VALUE

          Gen-Probe Inc...................     2,620 $    131,000 (a)
          Hologic, Inc....................     9,333      173,034 (a)
          Masimo Corp.....................     8,507      225,861
          Medtronic, Inc..................     6,019      271,036
          ResMed, Inc.....................     5,645      359,304 (a)
                                                        2,275,115

          HEALTHCARE PROVIDERS & SERVICES -- 1.1%

          Cardinal Health, Inc............     4,071      146,678
          Catalyst Health Solutions, Inc..     5,005      207,107 (a)
          Express Scripts, Inc............     6,547      666,223 (a)
          McKesson Corp...................       890       58,491
          Omnicare, Inc...................     3,330       94,206
          Psychiatric Solutions, Inc......     1,734       51,673 (a)
          UnitedHealth Group, Inc.........     7,771      253,879 (a)
                                                        1,478,257

          HOTELS RESTAURANTS & LEISURE -- 0.4%

          Carnival Corp...................     6,436      250,232
          Marriott International, Inc.
           (Class A)......................     1,511       47,627
          Penn National Gaming, Inc.......     6,096      169,469 (a)
          The Cheesecake Factory Inc......     3,686       99,743 (a)
                                                          567,071

          HOUSEHOLD DURABLES -- 0.1%

          MDC Holdings, Inc...............     2,400       83,064

          HOUSEHOLD PRODUCTS -- 0.5%

          Clorox Co.......................     2,553      163,749
          Kimberly-Clark Corp.............     1,296       81,492
          The Procter & Gamble Co.........     6,697      423,719
                                                          668,960

          INDUSTRIAL CONGLOMERATES -- 0.2%

          McDermott International, Inc....     2,895       77,933 (a)
          Textron, Inc....................     9,517      202,046
                                                          279,979

          INSURANCE -- 1.3%

          ACE Ltd.........................     8,178      427,710
          AFLAC Inc.......................     5,701      309,507
          AON Corp........................     2,443      104,341
          HCC Insurance Holdings, Inc.....    12,583      347,291
          MetLife, Inc....................     1,371       59,419
          PartnerRe Ltd...................     1,036       82,590
          Principal Financial Group, Inc..     4,218      123,208
          Prudential Financial, Inc.......     3,679      222,579
                                                        1,676,645

See Notes to Schedules of Investments on page 120 and Notes to Financial Statements on page 154.


                                                  [GRAPHIC]  63


GE TOTAL RETURN FUND                               March 31, 2010 (unaudited)

                                    [GRAPHIC]

Schedule of Investments


                                                NUMBER
                                             OF SHARES       VALUE

         INTERNET SOFTWARE & SERVICES -- 0.5%

         Equinix, Inc.......................       518 $    50,422 (a)
         Google Inc. (Class A)..............       781     442,835 (a)
         MercadoLibre, Inc..................     2,976     143,473 (a)
                                                           636,730

         IT SERVICES -- 1.1%

         Accenture PLC......................     1,110      46,564
         Cognizant Technology Solutions
          Corp. (Class A)...................     2,864     146,007 (a)
         Cybersource Corp...................     5,278      93,104 (a)
         DST Systems, Inc...................       307      12,725
         Paychex, Inc.......................     4,640     142,448
         Telvent GIT S.A....................     1,882      54,126
         The Western Union Co...............    29,698     503,678
         Visa, Inc. (Class A)...............     4,802     437,126
                                                         1,435,778

         LIFE SCIENCES TOOLS & SERVICES -- 0.8%

         Covance Inc........................     3,899     239,360 (a)
         Illumina, Inc......................     4,630     180,107 (a)
         Life Technologies Corp.............     1,258      65,756 (a)
         Mettler-Toledo International, Inc..     1,664     181,709 (a)
         Thermo Fisher Scientific, Inc......     6,405     329,473 (a)
                                                           996,405

         MACHINERY -- 0.5%

         Cummins Inc........................     1,575      97,571
         Deere & Co.........................     2,887     171,661
         Eaton Corp.........................     2,036     154,268
         Harsco Corp........................     7,026     224,410
                                                           647,910

         MEDIA -- 1.5%

         DIRECTV (Class A)..................    12,266     414,714 (a)
         Liberty Global, Inc. (Series C)....    12,547     362,482 (a)
         Omnicom Group Inc..................    12,392     480,933
         Regal Entertainment Group
          (Class A).........................    11,660     204,866
         The Walt Disney Co.................     4,071     142,119
         Time Warner Inc....................    12,027     376,084
                                                         1,981,198

         METALS & MINING -- 0.5%

         Allegheny Technologies Inc.........     5,890     318,001
         Freeport-McMoRan Copper & Gold
          Inc...............................     2,112     176,436
         Steel Dynamics, Inc................     7,649     133,628
                                                           628,065

                                             NUMBER
                                          OF SHARES       VALUE

           MULTILINE RETAIL -- 0.5%

           Dollar General Corp...........     5,248 $   132,512 (a)
           Kohl's Corp...................     4,616     252,864 (a)
           Target Corp...................     5,622     295,717
                                                        681,093

           MULTI-UTILITIES -- 0.2%

           Dominion Resources, Inc.......     5,182     213,032
           SCANA Corp....................     2,917     109,650
                                                        322,682

           OIL, GAS & CONSUMABLE FUELS -- 1.6%

           Apache Corp...................     2,893     293,639
           Chesapeake Energy Corp........     1,184      27,990
           Chevron Corp..................     3,811     288,988
           Devon Energy Corp.............     2,221     143,099
           Exxon Mobil Corp..............     7,260     486,274 (h)
           Hess Corp.....................       740      46,287
           Marathon Oil Corp.............     8,686     274,825
           Occidental Petroleum Corp.....     1,740     147,100
           Peabody Energy Corp...........     2,546     116,352
           Petrohawk Energy Corp.........     5,742     116,448 (a)
           Pioneer Natural Resources Co..     2,250     126,720
           Southwestern Energy Co........     2,186      89,014 (a)
                                                      2,156,736

           PAPER & FOREST PRODUCTS -- 0.1%

           Weyerhaeuser Co...............     1,480      67,000

           PERSONAL PRODUCTS -- 0.1%

           Alberto-Culver Co.............     3,466      90,636
           Avon Products, Inc............     2,072      70,179
                                                        160,815

           PHARMACEUTICALS -- 0.7%

           Abbott Laboratories...........     2,036     107,256
           Bristol-Myers Squibb Co.......     9,513     253,997
           Johnson & Johnson.............     4,440     289,488
           Merck & Company Inc...........       556      20,767
           Pfizer Inc....................    12,954     222,161
                                                        893,669

           PROFESSIONAL SERVICES -- 0.1%

           HIS, Inc. (Class A)...........     3,122     166,933 (a)

           REAL ESTATE INVESTMENT TRUSTS (REIT'S) -- 0.1%

           Douglas Emmett, Inc. (REIT)...     5,291      81,323

See Notes to Schedules of Investments on page 120 and Notes to Financial Statements on page 154.


               64
                                                      [GRAPHIC]

GE TOTAL RETURN FUND                               March 31, 2010 (unaudited)

                                    [GRAPHIC]

Schedule of Investments


                                             NUMBER
                                          OF SHARES        VALUE

         SL Green Realty Corp. (REIT)....     1,575 $     90,200
                                                         171,523

         REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.3%

         CB Richard Ellis Group, Inc.
          (Class A)......................    28,623      453,674 (a,h)

         ROAD & RAIL -- 0.1%

         Union Pacific Corp..............     2,368      173,574

         SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.9%

         Hittite Microwave Corp..........     5,081      223,412  (a)
         Intel Corp......................    21,005      467,572
         KLA-Tencor Corp.................       668       20,655
         Marvell Technology Group Ltd....    13,374      272,562  (a)
         Microchip Technology Inc........     2,036       57,334
         Nvidia Corp.....................     1,480       25,722  (a)
         Texas Instruments Inc...........     4,405      107,790
                                                       1,175,047

         SOFTWARE -- 2.0%

         Activision Blizzard, Inc........    18,203      219,528  (h)
         ArcSight, Inc...................     1,245       35,047  (a)
         Blackboard Inc..................     3,101      129,188  (a)
         Citrix Systems, Inc.............     3,917      185,940  (a)
         Intuit, Inc.....................     6,749      231,761  (a)
         Microsoft Corp..................    39,650    1,160,555  (h)
         Oracle Corp.....................     6,700      172,123
         Rovi Corp.......................    14,057      521,936  (a)
                                                       2,656,078

         SPECIALTY RETAIL -- 1.2%

         Bed Bath & Beyond, Inc..........    12,909      564,898  (a)
         Lowe's Companies, Inc...........    27,523      667,158
         O'Reilly Automotive, Inc........     4,800      200,208  (a)
         Urban Outfitters, Inc...........     2,648      100,703  (a)
                                                       1,532,967

         TEXTILES APPAREL & LUXURY GOODS -- 0.2%

         Coach, Inc......................     5,518      218,071
         NIKE, Inc. (Class B)............       296       21,756
                                                         239,827

         THRIFTS & MORTGAGE FINANCE -- 0.1%

         People's United Financial, Inc..    11,189      174,996

                                              NUMBER
                                           OF SHARES        VALUE

         TOBACCO -- 0.2%

         Altria Group, Inc................     1,112 $     22,818
         Philip Morris International Inc..     3,885      202,642
                                                          225,460

         TRADING COMPANIES & DISTRIBUTORS -- 0.1%

         MSC Industrial Direct Co.
          (Class A).......................     1,725       87,492

         WATER UTILITIES -- 0.1%

         American Water Works Company,
          Inc.............................     7,256      157,891

         WIRELESS TELECOMMUNICATION SERVICES -- 1.1%

         American Tower Corp. (Class A)...     7,207      307,090 (a)
         NII Holdings, Inc................    24,866    1,035,917 (a)
         Syniverse Holdings, Inc..........     6,696      130,371 (a)
                                                        1,473,378
         TOTAL DOMESTIC EQUITY
          (COST $39,738,370)..............             44,691,339
         -------------------------------------------------------------
         FOREIGN EQUITY -- 29.5%
         -------------------------------------------------------------

         COMMON STOCK -- 28.8%

         AEROSPACE & DEFENSE -- 0.3%

         CAE, Inc.........................    25,032      244,756
         European Aeronautic Defence and
          Space Company N.V...............     8,323      167,745
                                                          412,501

         AUTOMOBILES -- 0.6%

         Daimler AG (Regd.)...............     4,671      220,295
         Maruti Suzuki India Ltd..........     1,379       43,709
         Suzuki Motor Corp................    17,000      375,332
         Toyota Motor Corp................     5,206      208,652
                                                          847,988

         BEVERAGES -- 0.2%

         Anadolu Efes Biracilik Ve Malt
          Sanayii AS......................       512        5,382
         Coca-Cola Icecek AS (Class C)....     5,593       47,398
         Heineken N.V.....................     3,793      195,284
                                                          248,064

         BUILDING PRODUCTS -- 0.1%

         Daikin Industries Ltd............     3,000      122,806

See Notes to Schedules of Investments on page 120 and Notes to Financial Statements on page 154.


                                                  [GRAPHIC]  65


GE TOTAL RETURN FUND                               March 31, 2010 (unaudited)

                                    [GRAPHIC]

Schedule of Investments


                                              NUMBER
                                           OF SHARES        VALUE

         CAPITAL MARKETS -- 1.1%

         Credit Suisse Group AG (Regd.)...     7,142 $    368,788
         Egyptian Financial Group-Hermes
          Holding.........................    13,321       76,258
         Mirae Asset Securities Company
          Ltd.............................     1,025       51,637
         Nomura Holdings Inc..............   115,521      851,819
         Yuanta Financial Holding
          Company Ltd.....................    83,782       50,257
                                                        1,398,759

         CHEMICALS -- 1.5%

         Linde AG.........................     3,619      432,589
         Potash Corp of Saskatchewan
          Inc.............................     4,922      588,379
         Potash Corp of Saskatchewan
          Inc.............................     1,258      150,142
         Sinofert Holdings Ltd............   118,830       71,163
         Sociedad Quimica y Minera de
          Chile S.A. ADR (Series B).......     4,447      166,273
         SODIFF Advanced Materials
          Company Ltd.....................       594       44,624
         Syngenta AG......................     1,107      307,947
         Taiwan Fertilizer Company Ltd....    23,998       76,699
         Taiyo Nippon Sanso Corp..........    15,000      146,725
                                                        1,984,541

         COMMERCIAL BANKS -- 4.4%

         Akbank TAS.......................    11,151       71,791
         Axis Bank Ltd....................     2,686       70,089 (a)
         Banco Santander Brasil S.A.......    28,400      349,769
         Banco Santander Chile ADR........       465       31,722
         Banco Santander S.A. (Regd.).....    43,741      582,389
         BNP Paribas......................     9,886      760,601
         China Construction Bank Corp.....    47,000       38,437
         China Merchants Bank Company
          Ltd.............................    24,125       65,247
         Credit Agricole S.A..............    24,307      426,252
         Grupo Financiero Banorte SAB de
          C.V. (Series O).................    12,233       54,430
         Halyk Savings Bank of Kazakhstan
          JSC GDR.........................     1,605       17,494 (a)
         HSBC Holdings PLC................    66,899      677,881
         Industrial & Commercial Bank of
          China...........................    95,499       72,934
         Intesa Sanpaolo S.p.A............    57,260      213,647 (a)
         Kasikornbank PCL.................    11,333       36,100
         Kazkommertsbank GDR..............     4,973       47,691 (a)
         KB Financial Group Inc...........     5,985      288,817
         Lloyds Banking Group PLC.........   421,951      401,764
         Metropolitan Bank & Trust........    48,900       54,105
         Mitsubishi UFJ Financial Group
          Inc.............................   119,441      626,349

                                              NUMBER
                                           OF SHARES        VALUE

          Raiffeisen International Bank
           Holding AG (Regd.).............       525 $     25,005
          Siam Commercial Bank PCL........    11,778       32,782
          Standard Bank Group Ltd.........     3,200       49,935
          Sumitomo Mitsui Financial Group
           Inc............................     2,250       74,406
          The Bank of Yokohama Ltd........    46,702      228,912
          UniCredit S.p.A.................   148,674      440,061
                                                        5,738,610

          COMMERCIAL SERVICES & SUPPLIES -- 0.6%

          Brambles Ltd....................    72,444      489,386
          G4S PLC.........................    44,111      174,975
          G4S PLC.........................    20,071       79,891
                                                          744,252

          COMMUNICATIONS EQUIPMENT -- 1.1%

          Nokia Oyj.......................     9,535      148,758 (a)
          Research In Motion Ltd..........     9,844      727,964 (a)
          Research In Motion Ltd..........     4,558      338,071 (a)
          Telefonaktiebolaget LM Ericsson
           (Series B).....................    12,936      136,783
          ZTE Corp........................     6,672       40,429
                                                        1,392,005

          COMPUTERS & PERIPHERALS -- 0.1%

          Asustek Computer Inc............    22,262       38,765
          HTC Corp........................     7,143       83,445
                                                          122,210

          CONSTRUCTION & ENGINEERING -- 0.5%

          China Communications
           Construction Company Ltd.......    14,148       13,374
          China State Construction
           International Holdings Ltd.....    86,023       33,569
          Doosan Heavy Industries and
           Construction Company Ltd.......     1,181       94,568
          Empresas ICA SAB de C.V.........    18,678       47,963 (a)
          Hyundai Development Co..........       930       27,166
          Larsen & Toubro Ltd.............     3,830      139,166
          Murray & Roberts Holdings Ltd...     6,267       36,942
          Vinci S.A.......................     4,048      239,004
                                                          631,752

          CONSTRUCTION MATERIALS -- 0.2%

          CRH PLC.........................     9,824      245,652

          DIVERSIFIED CONSUMER SERVICES -- 0.0%

          MegaStudy Company Ltd...........        38        6,264

See Notes to Schedules of Investments on page 120 and Notes to Financial Statements on page 154.


               66
                                                      [GRAPHIC]

GE TOTAL RETURN FUND                               March 31, 2010 (unaudited)

                                    [GRAPHIC]

Schedule of Investments


                                              NUMBER
                                           OF SHARES        VALUE

         DIVERSIFIED FINANCIAL SERVICES -- 0.4%

         Deutsche Boerse AG...............     5,984 $    444,360
         Reliance Capital Ltd.............     1,400       23,575
                                                          467,935

         DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.2%

         Telefonica S.A...................     9,576      227,271
         Telekomunikasi Indonesia Tbk PT
          (Series B)......................    52,500       46,445
         Telstra Corporation Ltd..........    12,498       34,299
                                                          308,015

         ELECTRIC UTILITIES -- 0.2%

         E.ON AG..........................     2,914      107,780
         Iberdrola S.A....................    20,887      177,345
                                                          285,125

         ELECTRICAL EQUIPMENT -- 0.6%

         ABB Ltd. (Regd.).................    10,395      227,445 (a)
         ABB Ltd. ADR.....................     8,886      194,070
         Schneider Electric S.A...........     2,189      257,214
         Wasion Group Holdings Ltd........    29,973       21,308 (a)
         Zhuzhou CSR Times Electric
          Company Ltd.....................    21,375       40,412
                                                          740,449

         ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.2%

         Delta Electronics, Inc...........    54,392      172,127
         HON HAI Precision Industry
          Company Ltd.....................    19,892       86,125
         Prime View International Company
          Ltd.............................    16,000       28,969
         Samsung SDI Company Ltd..........       240       30,121
                                                          317,342

         ENERGY EQUIPMENT & SERVICES -- 0.7%

         Saipem S.p.A.....................     2,393       92,768
         Tesco Corp.......................     4,754       55,479 (a)
         Transocean Ltd...................     8,300      716,954 (a)
                                                          865,201

         FOOD & STAPLES RETAILING -- 0.7%

         Alliance Global Group Inc........   361,724       44,025 (a)
         Koninklijke Ahold N.V............    14,340      191,512
         Metro AG.........................     4,213      250,371
         Tesco PLC........................    65,627      433,489
         X5 Retail Group N.V. GDR.........     1,537       53,488 (a)
                                                          972,885

                                              NUMBER
                                           OF SHARES        VALUE

          FOOD PRODUCTS -- 1.0%

          China Agri-Industries Holdings
           Ltd............................    30,000 $     41,418
          Cosan SA Industria e Comercio...     5,449       66,193 (a)
          Groupe Danone...................     3,016      182,010
          IOI Corp. Bhd...................    26,400       43,622 (a)
          Nestle S.A. (Regd.).............    17,230      883,968
          Nestle S.A. ADR.................     1,407       72,038
          Want Want China Holdings Ltd....    37,679       26,689
                                                        1,315,938

          HEALTHCARE EQUIPMENT & SUPPLIES -- 0.4%

          Cie Generale d'Optique Essilor
           International S.A..............     7,986      510,793

          HEALTHCARE PROVIDERS & SERVICES -- 0.0%*

          Fleury S.A......................     4,900       52,166 (a)

          HOUSEHOLD DURABLES -- 0.1%

          Desarrolladora Homex SAB de
           C.V............................     7,409       35,136 (a)
          LG Electronics Inc..............     1,070      108,754
          Techtronic Industries Co........    11,066        8,979
                                                          152,869

          HOUSEHOLD PRODUCTS -- 0.5%

          Reckitt Benckiser Group PLC.....    11,133      610,826
          Unicharm Corp...................       162       15,656
                                                          626,482

          INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.0%*

          China WindPower Group Ltd.......   187,068       21,683 (a)

          INDUSTRIAL CONGLOMERATES -- 1.0%

          Chongqing Machinery & Electric
           Company Ltd....................   169,570       42,585 (a)
          Koninklijke Philips Electronics
           N.V............................    15,548      499,442
          MAX India Ltd...................     6,896       31,811 (a)
          Siemens AG (Regd.)..............     6,822      684,467
          Siemens AG ADR..................       555       55,483
                                                        1,313,788

          INSURANCE -- 1.0%

          AXA S.A.........................    11,232      250,311
          China Life Insurance Company
           Ltd............................    16,855       80,751

See Notes to Schedules of Investments on page 120 and Notes to Financial Statements on page 154.


                                                  [GRAPHIC]  67


GE TOTAL RETURN FUND                               March 31, 2010 (unaudited)

                                    [GRAPHIC]

Schedule of Investments


                                              NUMBER
                                           OF SHARES        VALUE

         Prudential PLC...................    46,046 $    382,413
         Samsung Fire & Marine Insurance
          Company Ltd.....................       280       44,916
         Sony Financial Holdings Inc......       101      331,839 (a)
         Tong Yang Life Insurance.........     4,951       56,885 (a)
         Zurich Financial Services AG.....       916      235,233
                                                        1,382,348

         INTERNET SOFTWARE & SERVICES -- 0.4%

         Baidu, Inc ADR...................       897      535,509 (a)

         IT SERVICES -- 0.0%*

         Infosys Technologies Ltd.........       510       29,706
         Tata Consultancy Services Ltd....     1,730       30,038
                                                           59,744

         MACHINERY -- 0.3%

         China South Locomotive and
          Rolling Stock Corp..............   291,686      227,273
         Mitsubishi Heavy Industries Ltd..    38,000      157,384
                                                          384,657

         MARINE -- 0.2%

         A P Moller-Maersk A/S (Series B).        35      267,180

         MEDIA -- 0.4%

         Focus Media Holding Ltd. ADR.....     3,948       72,090 (a)
         Grupo Televisa S.A. ADR..........     1,780       37,416
         Vivendi..........................    14,278      382,817
         Zee Entertainment Enterprises
          Ltd.............................     4,887       29,227
                                                          521,550

         METALS & MINING -- 2.3%

         Anglo American PLC...............       726       31,650 (a)
         Antofagasta PLC..................     4,973       78,453
         Barrick Gold Corp................     2,221       85,153
         BHP Billiton PLC.................    19,070      653,757
         China Molybdenum Company
          Ltd.............................    27,000       22,707
         Harmony Gold Mining Company
          Ltd. ADR........................     5,556       52,671
         Hidili Industry International
          Development Ltd.................    24,615       26,629 (a)
         Impala Platinum Holdings Ltd.....     1,533       44,671
         Kinross Gold Corp................     4,673       80,006
         Maanshan Iron & Steel............    73,998       42,695 (a)
         New World Resources N.V.
          (Class A).......................     8,721      102,590

                                              NUMBER
                                           OF SHARES        VALUE

          POSCO...........................       150 $     69,999
          Rio Tinto PLC (Regd.)...........    12,464      738,305
          Sumitomo Metal Industries Ltd...   190,003      575,459
          Tata Steel Ltd..................     2,644       37,235
          ThyssenKrupp AG.................     3,919      134,983
          Vale S.A. ADR...................    11,343      314,882 (h)
                                                        3,091,845

          MULTI-UTILITIES -- 0.5%

          National Grid PLC...............    39,324      382,659
          Veolia Environnement............     6,498      225,790
                                                          608,449

          OIL, GAS & CONSUMABLE FUELS -- 2.3%

          BG Group PLC....................    19,767      341,974
          BP PLC..........................    32,975      311,823
          China Shenhua Energy Company
           Ltd............................     6,000       25,809
          CNOOC Ltd.......................    37,000       60,708
          ENI S.p.A.......................    11,608      272,827
          Gazprom OAO ADR.................     6,795      159,479 (h)
          LUKOIL ADR......................     2,553      144,755
          Paladin Energy Ltd..............    45,219      163,942 (a)
          PetroChina Company Ltd..........    36,000       42,098
          Petroleo Brasileiro S.A. ADR....    10,844      429,314 (h)
          Reliance Industries Ltd.........     1,140       27,284 (a)
          Reliance Industries Ltd. GDR....     1,320       63,624 (b)
          Suncor Energy Inc...............     9,636      313,556
          Suncor Energy Inc...............     5,328      173,460
          Thai Oil PCL....................    10,900       16,855
          Total S.A.......................     8,324      484,092
                                                        3,031,600

          PERSONAL PRODUCTS -- 0.0%*

          Shiseido Company Ltd............     2,647       57,507

          PHARMACEUTICALS -- 1.1%

          Bayer AG........................     6,441      436,463
          Novartis AG (Regd.).............     5,979      323,504 (a)
          Roche Holding AG................     4,280      695,340 (a)
                                                        1,455,307

          PROFESSIONAL SERVICES -- 0.2%

          The Capita Group PLC............    19,353      222,083

          REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.3%

          Franshion Properties China Ltd..    62,963       21,245
          Glorious Property Holdings Ltd.
           (REIT).........................    56,218       23,748 (a)

See Notes to Schedules of Investments on page 120 and Notes to Financial Statements on page 154.


               68
                                                      [GRAPHIC]

GE TOTAL RETURN FUND                               March 31, 2010 (unaudited)

                                    [GRAPHIC]

Schedule of Investments


                                              NUMBER
                                           OF SHARES        VALUE

         Hung Poo Real Estate
          Development Corp................    13,909 $     18,438
         Mitsubishi Estate Company Ltd....    16,982      278,066
         Unitech Ltd......................    17,694       29,086
                                                          370,583

         SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.1%

         ASM Pacific Technology Ltd.......     4,183       39,434
         Samsung Electronics Company
          Ltd.............................       910      657,899
         Taiwan Semiconductor
          Manufacturing Company Ltd.......   277,483      537,352
         Taiwan Semiconductor
          Manufacturing Company Ltd.
          ADR.............................    16,924      177,533
                                                        1,412,218

         SOFTWARE -- 0.0%*

         Shanda Interactive Entertainment
          Ltd. ADR........................     1,500       65,385 (a)

         SPECIALTY RETAIL -- 0.7%

         Esprit Holdings Ltd..............    51,469      406,332
         Hennes & Mauritz AB (Series B)...     1,794      116,933
         Yamada Denki Company Ltd.........     5,590      412,789
                                                          936,054

         TEXTILES APPAREL & LUXURY GOODS -- 0.2%

         Adidas AG........................     5,303      284,149
         Ports Design Ltd.................     5,453       13,765
                                                          297,914

         TRADING COMPANIES & DISTRIBUTORS -- 0.2%

         Mitsubishi Corp..................    10,000      262,200

         TRANSPORTATION INFRASTRUCTURE -- 0.0%*

         Dalian Port PDA Company Ltd......    71,828       33,672

         WIRELESS TELECOMMUNICATION SERVICES -- 0.9%

         America Movil SAB de C.V. ADR
          (Series L)......................     1,985       99,925
         China Mobile Ltd.................    16,996      163,509
         Mobile Telesystems OJSC ADR......     4,661      258,686
         MTN Group Ltd....................    23,484      358,147
         Vodafone Group PLC...............   108,193      249,459
                                                        1,129,726
         TOTAL COMMON STOCK
          (COST $35,712,237)..............             37,971,606

                                             NUMBER
                                          OF SHARES        VALUE
          -----------------------------------------------------------
          PREFERRED STOCK -- 0.7%
          -----------------------------------------------------------

          AUTOMOBILES -- 0.1%

          Volkswagen AG..................       569 $     50,044 (a)
          Volkswagen AG..................       916       84,158
                                                         134,202

          COMMERCIAL BANKS -- 0.1%

          Itau Unibanco Banco Multiplo
           S.A...........................     7,384      161,358

          DIVERSIFIED FINANCIAL SERVICES -- 0.1%

          Citigroup Capital XII..........     2,025       51,982 (i)

          ELECTRIC UTILITIES -- 0.0%*

          Cia Energetica de Minas Gerais.     1,818       30,071

          HEALTHCARE EQUIPMENT & SUPPLIES -- 0.1%

          Fresenius SE...................     1,332      100,750

          MEDIA -- 0.0%*

          NET Servicos de Comunicacao
           S.A...........................     2,536       33,109 (a)

          METALS & MINING -- 0.2%

          Cia Vale do Rio Doce...........    10,613      294,657
          Usinas Siderurgicas de Minas
           Gerais S.A....................       492       16,794
                                                         311,451

          OIL, GAS & CONSUMABLE FUELS -- 0.1%

          Petroleo Brasileiro S.A........     3,330       66,033

          WIRELESS TELECOMMUNICATION SERVICES -- 0.0%*

          Vivo Participacoes S.A.........     1,554       42,056

          TOTAL PREFERRED STOCK
           (COST $682,574)...............                931,012
          -----------------------------------------------------------
          RIGHTS -- 0.0%*
          -----------------------------------------------------------

          AUTOMOBILES -- 0.0%*

          Volkswagen AG
           (COST $0).....................       916          589 (a)

          TOTAL FOREIGN EQUITY
           (COST $36,394,811)............             38,903,207

See Notes to Schedules of Investments on page 120 and Notes to Financial Statements on page 154.


                                                  [GRAPHIC]  69


GE TOTAL RETURN FUND                               March 31, 2010 (unaudited)

                                    [GRAPHIC]

Schedule of Investments


                                              PRINCIPAL
                                                 AMOUNT        VALUE

           BONDS AND NOTES -- 20.4%
           --------------------------------------------------------------

           U.S. TREASURIES -- 3.7%

           U.S. Treasury Bonds
            4.38%     11/15/39.............. $1,044,400 $    987,611
            4.50%     08/15/39..............    129,400      124,952
           U.S. Treasury Notes
            0.05%     01/31/11..............    136,000      136,552 (d)
            0.15%     11/30/11..............  1,032,600    1,031,188 (d)
            1.00%     12/31/11..............    719,100      720,532 (d)
            1.13%     12/15/12..............    498,500      494,177
            1.25%     11/30/10..............     41,100       41,352
            2.25%     01/31/15..............    289,500      286,356
            3.38%     11/15/19..............    811,700      783,227 (h)
            3.63%     02/15/20..............     94,000       92,399
            4.50%     11/15/10..............     13,000       13,339
            4.63%     10/31/11..............    191,000      202,594
                                                           4,914,279

           AGENCY MORTGAGE BACKED -- 4.1%

           Federal Home Loan Mortgage Corp.
            4.50%     06/01/33 - 02/01/35...     17,149       17,313 (h)
            5.00%     07/01/35..............     55,801       57,847 (h)
            5.50%     05/01/20 - 04/01/39...    472,245      500,779 (h)
            6.00%     04/01/17 - 11/01/37...    360,535      388,898 (h)
            6.50%     06/01/29..............     12,874       14,209 (h)
            7.00%     10/01/16 - 08/01/36...     33,529       37,465 (h)
            7.50%     12/01/30 - 09/01/33...     12,573       14,364 (h)
            8.00%     04/01/30 - 11/01/30...      2,994        3,458 (h)
            9.00%     04/01/16 - 06/01/21...      2,395        2,680 (h)
           Federal National Mortgage Assoc.
            4.00%     05/01/19 - 06/01/19...     55,045       57,033 (h)
            4.50%     05/01/18 - 02/01/40...  1,135,071    1,146,844 (h)
            5.00%     07/01/20 - 04/01/39...    326,410      338,468 (h)
            5.47%     04/01/37..............      2,565        2,674 (i)
            5.50%     03/01/14 - 12/01/38...  1,187,117    1,258,929 (h)
            5.81%     03/01/37..............      2,661        2,768 (i)
            6.00%     07/01/14 - 08/01/35...    536,198      580,472 (h)
            6.50%     01/01/15 - 08/01/34...     84,085       91,862 (h)
            7.00%     10/01/16 - 12/01/33...     10,413       11,449 (h)
            7.50%     09/01/13 - 03/01/34...     44,065       49,566 (h)
            8.00%     12/01/11 - 11/01/33...     20,999       24,095 (h)
            8.50%     07/01/30 - 05/01/31...      2,210        2,576 (h)
            9.00%     04/01/16 - 12/01/22...      6,924        7,662 (h)
            4.50%     TBA...................     70,000       70,153 (c)
            6.50%     TBA...................    190,000      205,913 (c)
            7.00%     TBA...................     55,000       60,981 (c)
           Government National Mortgage
            Assoc.
            4.50%     08/15/33 - 09/15/34...     87,717       89,591 (h)
            5.00%     08/15/33..............     24,850       26,038 (h)
            6.00%     04/15/30 - 09/15/36...     41,201       44,491 (h)
            6.50%     02/15/24 - 08/15/36...    130,139      141,831 (h)
            7.00%     03/15/12 - 09/15/36...     43,742       47,990 (h)
            8.00%     09/15/29 - 06/15/30...        264          305 (h)

                                            PRINCIPAL
                                               AMOUNT        VALUE

       8.50%        10/15/17............. $    26,511 $     29,091    (h)
       9.00%        11/15/16 - 12/15/21..      35,940       40,175    (h)
                                                         5,367,970

      AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.6%

      Collateralized Mortgage Obligation
       Trust (Class B)
       0.85%        11/01/18.............         906          842 (d,f,h,r)
      Federal Home Loan Mortgage Corp.
       0.14%        09/25/43.............     280,591        1,697 (g,h,i,r)
       0.63%        09/15/34.............      35,481       31,022   (d,f)
       4.50%        10/15/16 - 03/15/19..      99,855        6,726  (g,h,r)
       5.00%        05/15/17 - 12/01/34..     279,723       38,174  (g,h,r)
       5.00%        05/15/38.............      32,601       32,578
       5.50%        04/15/17 - 06/15/33..      71,361       11,976  (g,h,r)
       7.50%        01/15/16.............       2,119        2,152    (h)
       7.50%        07/15/27.............       8,338        1,523  (g,h,r)
       8.00%        04/15/20.............         397          429    (h)
       8.00%        02/01/23 - 07/01/24..       3,224          657  (g,h,r)
      Federal Home Loan Mortgage STRIPS
       11.36%       08/01/27.............         740          603  (d,f,h)
      Federal National Mortgage Assoc.
       1.20%        12/25/42.............     122,977        4,159 (g,h,i,r)
       4.50%        05/25/18.............      12,150          435  (g,h,r)
       5.00%        08/25/17 - 02/25/32..      75,791        9,211  (g,h,r)
       5.00%        10/25/35 - 08/25/38..      85,091       82,339
       5.50%        01/25/33.............     148,860      156,536
       7.45%        08/25/16.............      13,106          564 (g,h,i,r)
       16.07%       03/25/31.............      40,932       46,727   (h,i)
      Federal National Mortgage Assoc.
       (Class 1)
       1.27%        11/01/34.............      57,243       48,527  (d,f,h)
       4.50%        09/01/35 - 01/01/36..     205,784       42,062   (g,r)
       5.00%        05/25/38.............      74,920       14,732   (g,r)
      Federal National Mortgage Assoc.
       (Class 2)
       4.50%        08/01/35.............      63,431       12,965   (g,r)
       5.00%        03/25/38.............      73,739       13,564   (g,r)
       5.50%        12/01/33.............      17,031        3,565   (g,r)
       6.00%        05/25/36.............      52,109        9,448   (g,r)
       7.50%        11/01/23.............      22,383        3,976  (g,h,r)
       8.00%        08/01/23 - 07/01/24..       7,236        1,527  (g,h,r)
       8.50%        03/01/17 - 07/25/22..       2,439          477  (g,h,r)
       9.00%        05/25/22.............       1,182          275  (g,h,r)
      Federal National Mortgage Assoc.
       (Class B)
       0.00%        12/25/22.............       1,171        1,037  (d,f,h)
      Federal National Mortgage Assoc.
       (Class H)
       5.00%        10/25/22.............      22,591        2,048  (g,h,r)
      Federal National Mortgage Assoc.
       (Class K)
       1008.00%     05/25/22.............           7          150  (g,h,r)
      Federal National Mortgage Assoc.
       REMIC
       5.90%        11/25/39.............     212,926       21,262  (g,i,r)

See Notes to Schedules of Investments on page 120 and Notes to Financial Statements on page 154.


               70
                                                      [GRAPHIC]

GE TOTAL RETURN FUND                               March 31, 2010 (unaudited)

                                    [GRAPHIC]

Schedule of Investments


                                                  PRINCIPAL
                                                     AMOUNT        VALUE

              Federal National Mortgage Assoc.
               STRIPS
               5.50%            11/25/39........ $  531,197 $    108,577  (g,r)
               6.00%            09/01/35........     87,776       14,959  (g,r)
                                                                 727,501

              ASSET BACKED -- 0.7%

              Bear Stearns Asset Backed
               Securities Trust (Class A)
               0.62%            01/25/34........      4,937        3,103  (h,i)
              Chase Funding Mortgage Loan
               Asset-Backed Certificates
               0.75%            03/25/32........      8,139        5,222  (h,i)
              Countrywide Asset-Backed
               Certificates
               4.74%            10/25/35........     27,626       23,400   (i)
               5.31%            08/25/35........    500,000      463,674  (h,i)
              Mid-State Trust
               7.54%            07/01/35........      5,167        4,891  (h,q)
              Popular ABS Mortgage Pass-
               Through Trust
               5.30%            11/25/35........     25,000       19,712
              Residential Asset Securities Corp.
               0.75%            07/25/32........      3,067        1,532  (h,i)
              Saxon Asset Securities Trust
               5.23%            08/25/35........    484,880      423,013  (h,i)
              Wells Fargo Home Equity Trust
               3.97%            05/25/34........        376          376 (h,i,q)
                                                                 944,923

              CORPORATE NOTES -- 8.3%

              AES El Salvador Trust
               6.75%            02/01/16........    100,000       95,009   (b)
              AES Panama S.A.
               6.35%            12/21/16........     10,000       10,084   (b)
              Agilent Technologies Inc.
               5.50%            09/14/15........     24,000       25,727
              Alliance One International, Inc.
               10.00%           07/15/16........     47,000       49,115   (b)
              AMC Entertainment Inc.
               8.75%            06/01/19........     45,000       47,250   (h)
              America Movil SAB de C.V.
               5.00%            03/30/20........    100,000       98,587   (b)
              American Tower Corp.
               4.63%            04/01/15........     52,000       53,478
              Amsted Industries Inc.
               8.13%            03/15/18........     46,000       46,000   (b)
              Anadarko Petroleum Corp.
               6.20%            03/15/40........     32,000       31,485
              Anheuser-Busch InBev
               Worldwide Inc.
               5.00%            04/15/20........     68,000       68,209   (b)
               5.38%            11/15/14........     45,000       48,740   (b)
              ARAMARK Corp.
               8.50%            02/01/15........     84,000       85,890
              Arizona Public Service Co.
               6.25%            08/01/16........     20,000       21,552   (h)

                                               PRINCIPAL
                                                  AMOUNT        VALUE

               AT&T Inc.
                6.40%           05/15/38..... $  136,000 $    139,826  (h)
                6.70%           11/15/13.....     50,000       57,054  (h)
               Avis Budget Finance, Inc.
                9.63%           03/15/18.....     34,000       35,530  (b)
               Banco Mercantil del Norte S.A.
                6.14%           10/13/16.....      8,000        7,922  (i)
               Banco Nacional de
                Desenvolvimento Economico e
                Social
                5.50%           07/12/20.....    100,000       99,000  (b)
               Bank of America Corp.
                4.50%           04/01/15.....     40,000       40,334
                5.75%           12/01/17.....    180,000      184,549  (h)
                6.50%           08/01/16.....     30,000       32,430
                7.38%           05/15/14.....     15,000       16,868
               BE Aerospace Inc.
                8.50%           07/01/18.....     66,000       70,455
               BlackRock, Inc.
                5.00%           12/10/19.....     45,000       45,046
               Boise Co-Issuer Co.
                8.00%           04/01/20.....     32,000       32,000  (b)
               Bombardier Inc.
                7.75%           03/15/20.....     62,000       64,790  (b)
               Boston Scientific Corp.
                4.50%           01/15/15.....     20,000       19,167
                6.00%           01/15/20.....     22,000       20,783
               CA, Inc.
                5.38%           12/01/19.....     56,000       56,604
                6.13%           12/01/14.....     18,000       19,899
               Calpine Corp.
                7.25%           10/15/17.....     43,000       42,247  (b)
               Cantor Fitzgerald LP
                7.88%           10/15/19.....     36,000       36,077  (b)
               Cargill Inc.
                5.20%           01/22/13.....     62,000       65,955 (b,h)
                6.00%           11/27/17.....     25,000       27,137 (b,h)
               Case New Holland Inc.
                7.75%           09/01/13.....     72,000       74,700  (b)
               Cenovus Energy Inc.
                4.50%           09/15/14.....     39,000       40,689  (b)
                6.75%           11/15/39.....     35,000       37,960  (b)
               Central American Bank for
                Economic Integration
                5.38%           09/24/14.....     40,000       40,000  (b)
               Chesapeake Energy Corp.
                7.25%           12/15/18.....     85,000       85,000
               Cincinnati Bell Inc.
                8.25%           10/15/17.....     64,000       64,800
                8.75%           03/15/18.....     40,000       40,350
               Citigroup, Inc.
                5.00%           09/15/14.....     44,000       43,938
                5.13%           05/05/14.....     43,000       43,935
                6.38%           08/12/14.....     87,000       92,942
                8.50%           05/22/19.....    139,000      162,239
               City National Capital Trust I
                9.63%           02/01/40.....     32,000       35,553

See Notes to Schedules of Investments on page 120 and Notes to Financial Statements on page 154.


                                                  [GRAPHIC]  71


GE TOTAL RETURN FUND                               March 31, 2010 (unaudited)

                                    [GRAPHIC]

Schedule of Investments


                                                  PRINCIPAL
                                                     AMOUNT        VALUE

                Comcast Corp.
                 6.40%           03/01/40....... $   34,000 $     34,559
                 6.50%           01/15/15.......     35,000       39,398
                Community Health Systems, Inc.
                 8.88%           07/15/15.......     66,000       68,310
                Consolidated Edison Company of
                 New York Inc.
                 5.85%           04/01/18.......     18,000       19,700 (h)
                 6.65%           04/01/19.......     30,000       34,288
                 7.13%           12/01/18.......     78,000       92,026
                Corp Nacional del Cobre de Chile
                 5.63%           09/21/35.......      6,000        5,771 (b)
                Corp Pesquera Inca SAC
                 9.00%           02/10/17.......      5,000        5,050 (b)
                COX Communications Inc.
                 6.25%           06/01/18.......     33,000       35,096 (b)
                 7.13%           10/01/12.......      9,000       10,059 (h)
                Credit Suisse
                 6.00%           02/15/18.......     48,000       50,821 (h)
                Credit Suisse AG
                 5.40%           01/14/20.......     48,000       48,375
                Credit Suisse First Boston
                 International for CJSC The EXIM
                 of Ukraine
                 7.65%           09/07/11.......    100,000       99,250
                Crown Castle Towers LLC
                 6.11%           01/15/40.......     32,000       33,473 (b)
                CVS Caremark Corp.
                 5.75%           06/01/17.......     15,000       16,176
                 6.13%           09/15/39.......     54,000       53,669
                DASA Finance Corp.
                 8.75%           05/29/18.......     68,000       72,760
                Denbury Resources, Inc.
                 8.25%           02/15/20.......     32,000       33,920
                DirecTV Financing Company Inc.
                 4.75%           10/01/14.......     28,000       29,252 (b)
                 5.88%           10/01/19.......     40,000       41,628 (b)
                DIRECTV Holdings LLC
                 5.20%           03/15/20.......     40,000       39,380 (b)
                DISH DBS Corp.
                 6.63%           10/01/14.......     39,000       39,293
                Drummond Company Inc.
                 7.38%           02/15/16.......     24,000       23,400
                Duke Energy Indiana Inc.
                 6.35%           08/15/38.......     38,000       40,518
                El Paso Corp.
                 8.05%           10/15/30.......     33,000       32,943
                Enel Finance International S.A.
                 5.13%           10/07/19.......    100,000       98,831 (b)
                Exelon Corp.
                 4.90%           06/15/15.......     48,000       50,027
                Exelon Generation Company LLC
                 5.20%           10/01/19.......     16,000       16,163
                 6.25%           10/01/39.......     44,000       44,493
                Fibria Overseas Finance Ltd.
                 9.25%           10/30/19.......    100,000      114,000 (b)
                Gaz Capital S.A.
                 9.25%           04/23/19.......    100,000      118,250

                                                PRINCIPAL
                                                   AMOUNT        VALUE

               Genworth Financial Inc.
                8.63%            12/15/16..... $   32,000 $     34,920
               GlaxoSmithKline Capital Inc.
                4.85%            05/15/13.....     42,000       45,524
               Globo Comunicacao e
                Participacoes S.A.
                7.25%            04/26/22.....    100,000      105,250 (b,h)
               Hartford Financial Services
                Group Inc.
                5.50%            03/30/20.....     68,000       66,974
               HCA Inc.
                8.50%            04/15/19.....     13,000       13,983  (b)
                9.25%            11/15/16.....     74,000       78,671
               Health Management Associates,
                Inc.
                6.13%            04/15/16.....     47,000       44,767
               Holcim US Finance Sarl & Cie SCS
                6.00%            12/30/19.....     65,000       67,502  (b)
               Host Hotels & Resorts LP (REIT)
                9.00%            05/15/17.....     65,000       70,200  (b)
               HSBC Finance Corp.
                5.00%            06/30/15.....    134,000      139,546  (h)
                5.70%            06/01/11.....    100,000      104,184  (h)
                6.75%            05/15/11.....     30,000       31,533
               Icahn Enterprises LP
                8.00%            01/15/18.....     42,000       40,477  (b)
               IIRSA Norte Finance Ltd.
                8.75%            05/30/24.....    114,663      125,556 (b,h)
               Illinois Power Co.
                9.75%            11/15/18.....     30,000       38,449
               Ingles Markets Inc.
                8.88%            05/15/17.....     74,000       77,330
               Intelsat Subsidiary Holding
                Company Ltd.
                8.88%            01/15/15.....     34,000       35,105
               Intergen N.V.
                9.00%            06/30/17.....     75,000       77,250  (b)
               International Paper Co.
                7.50%            08/15/21.....     86,000       97,723
               JP Morgan Chase Capital XXV
                (Series Y)
                6.80%            10/01/37.....     16,000       15,927  (h)
               JPMorgan Chase & Co.
                5.13%            09/15/14.....     66,000       69,722
               JPMorgan Chase Bank
                5.88%            06/13/16.....     22,000       23,668  (h)
               JPMorgan Chase Capital XXVII
                7.00%            11/01/39.....     51,000       52,046  (h)
               KazMunaiGaz Finance Sub BV
                11.75%           01/23/15.....    100,000      128,500 (b,h)
               Kraft Foods Inc.
                5.38%            02/10/20.....     55,000       55,900
               Kreditanstalt fuer Wiederaufbau
                3.50%            03/10/14.....    249,000      259,120  (h)
                4.13%            10/15/14.....     61,000       64,001  (h)
                4.50%            07/16/18.....      8,000        8,412
               L-3 Communications Corp.
                5.88%            01/15/15.....     40,000       40,700

See Notes to Schedules of Investments on page 120 and Notes to Financial Statements on page 154.


               72
                                                      [GRAPHIC]

GE TOTAL RETURN FUND                               March 31, 2010 (unaudited)

                                    [GRAPHIC]

Schedule of Investments


                                               PRINCIPAL
                                                  AMOUNT        VALUE

               Lincoln National Corp.
                8.75%           07/01/19..... $   59,000 $     72,144
               Lloyds TSB Bank PLC
                5.80%           01/13/20.....    100,000       97,569  (b)
               Majapahit Holding BV
                7.25%           10/17/11.....    100,000      105,875 (b,h)
                7.75%           10/17/16.....    100,000      109,625 (b,h)
               Merrill Lynch & Company Inc.
                6.05%           08/15/12.....     31,000       33,108
                6.88%           04/25/18.....     61,000       65,738
               Midamerican Energy Holdings Co.
                6.13%           04/01/36.....     40,000       40,301
               Morgan Stanley
                5.50%           01/26/20.....    100,000       97,814
                5.63%           09/23/19.....    100,000       99,647  (h)
                6.00%           04/28/15.....     67,000       71,771
                7.30%           05/13/19.....     35,000       38,668
               Motiva Enterprises LLC
                6.85%           01/15/40.....     32,000       34,485  (b)
               National Agricultural Cooperative
                Federation
                5.00%           09/30/14.....     33,000       34,191  (b)
               Navistar International Corp.
                8.25%           11/01/21.....     36,000       36,720
               NET Servicos de Comunicacao S.A.
                7.50%           01/27/20.....    100,000      105,500  (b)
               New Communications Holdings Inc.
                8.25%           04/15/17.....     20,000       20,350  (b)
               Newfield Exploration Co.
                6.88%           02/01/20.....     42,000       42,315
               Newmont Mining Corp.
                6.25%           10/01/39.....     55,000       54,998
               News America Inc.
                5.65%           08/15/20.....     25,000       26,341
                6.65%           11/15/37.....     48,000       50,482
               Nexen Inc.
                6.20%           07/30/19.....     39,000       42,048
                7.50%           07/30/39.....     42,000       47,909
               Nextel Communications, Inc.
                (series D)
                7.38%           08/01/15.....     33,000       31,350
               Nisource Finance Corp.
                6.13%           03/01/22.....     32,000       33,387
               Nomura Holdings Inc.
                5.00%           03/04/15.....     16,000       16,355
                6.70%           03/04/20.....     16,000       16,605
               NRG Energy, Inc.
                7.38%           02/01/16.....     75,000       74,437
               Pacific Gas & Electric Co.
                5.80%           03/01/37.....     30,000       29,768
               Pacificorp
                6.25%           10/15/37.....      2,000        2,124
               PAETEC Holding Corp.
                8.88%           06/30/17.....     13,000       13,357
                8.88%           06/30/17.....     37,000       38,017  (b)
               Pemex Finance Ltd.
                9.03%           02/15/11.....     15,400       15,819  (h)

                                                      PRINCIPAL
                                                         AMOUNT       VALUE

                 Pemex Project Funding Master Trust
                  6.63%            06/15/38......... $   10,000 $     9,695 (b)
                 Petroleos Mexicanos
                  4.88%            03/15/15.........     40,000      41,080 (b)
                  8.00%            05/03/19.........     10,000      11,725
                 Petroleum Company of Trinidad &
                  Tobago Ltd.
                  6.00%            05/08/22.........    100,000      94,000 (b)
                 Pioneer Natural Resources Co.
                  7.50%            01/15/20.........     66,000      67,907
                 Plains All American Pipeline LP
                  4.25%            09/01/12.........     53,000      55,064
                 Principal Financial Group, Inc.
                  8.88%            05/15/19.........     25,000      30,021
                 ProLogis (REIT)
                  6.88%            03/15/20.........     33,000      32,595
                 Prudential Financial, Inc.
                  3.63%            09/17/12.........     18,000      18,512
                  3.88%            01/14/15.........     49,000      48,908
                  5.15%            01/15/13.........     41,000      43,503
                  7.38%            06/15/19.........     35,000      40,138
                 QVC Inc.
                  7.50%            10/01/19.........     29,000      29,580 (b)
                 RailAmerica, Inc.
                  9.25%            07/01/17.........     68,000      72,505
                 Republic Services Inc.
                  5.00%            03/01/20.........     24,000      23,535 (b)
                  5.25%            11/15/21.........     32,000      31,634 (b)
                  5.50%            09/15/19.........     25,000      25,604 (b)
                 Roche Holdings Inc.
                  6.00%            03/01/19.........     34,000      37,574 (b)
                 Rockies Express Pipeline LLC
                  5.63%            04/15/20.........     94,000      92,544 (b)
                 RR Donnelley & Sons Co.
                  4.95%            04/01/14.........     49,000      49,246
                 RSHB Capital SA for OJSC Russian
                  Agricultural Bank
                  6.30%            05/15/17.........    100,000     103,740 (b)
                 SBA Telecommunications Inc.
                  8.00%            08/15/16.........     16,000      16,840 (b)
                  8.25%            08/15/19.........     22,000      23,430 (b)
                 Security Benefit Life Insurance
                  8.75%            05/15/16.........     25,000      15,000 (b)
                 Simon Property Group LP (REIT)
                  5.65%            02/01/20.........     64,000      62,441
                  6.75%            05/15/14.........     42,000      45,951
                 Solutia Inc.
                  7.88%            03/15/20.........     33,000      33,413
                 Southern Copper Corp.
                  7.50%            07/27/35.........    100,000     104,208
                 Talisman Energy Inc.
                  7.75%            06/01/19.........     40,000      47,662
                 Teachers Insurance & Annuity
                  Association of America
                  6.85%            12/16/39.........     39,000      42,305 (b)
                 Telecom Italia Capital S.A.
                  7.18%            06/18/19.........     86,000      92,846

See Notes to Schedules of Investments on page 120 and Notes to Financial Statements on page 154.


                                                  [GRAPHIC]  73


GE TOTAL RETURN FUND                               March 31, 2010 (unaudited)

                                    [GRAPHIC]

Schedule of Investments


                                            PRINCIPAL
                                               AMOUNT        VALUE

         Tesoro Corp. (Series B)
          6.63%      11/01/15............. $   91,000 $     87,133
         The AES Corp.
          8.00%      10/15/17 - 06/01/20..     28,000       28,139
         The Dow Chemical Co.
          5.90%      02/15/15.............     38,000       41,140
          8.55%      05/15/19.............     50,000       60,487
         The Goldman Sachs Group Inc.
          5.38%      03/15/20.............     34,000       33,686
         The Kroger Co.
          6.15%      01/15/20.............     60,000       65,133
         The Travelers Companies, Inc.
          5.80%      05/15/18.............     22,000       23,567
         The Williams Companies, Inc.
          7.88%      09/01/21.............     36,000       42,387
         Ticketmaster Entertainment, Inc.
          10.75%     08/01/16.............    250,000      278,750  (h)
         Time Warner Cable Inc.
          5.00%      02/01/20.............     38,000       37,467
          6.75%      07/01/18.............     54,000       60,337
          7.50%      04/01/14.............     32,000       36,943
         Time Warner Inc.
          5.88%      11/15/16.............     46,000       50,257
          6.20%      03/15/40.............     34,000       33,565
         Union Electric Co.
          6.70%      02/01/19.............     48,000       53,098
         USB Capital XIII Trust
          6.63%      12/15/39.............     50,000       50,613
         Vale Overseas Ltd.
          6.88%      11/10/39.............      8,000        8,289
         Valero Energy Corp.
          6.13%      02/01/20.............     64,000       64,016
         Vedanta Resources PLC
          9.50%      07/18/18.............    100,000      110,500  (b)
         Verizon Communications Inc.
          6.35%      04/01/19.............     20,000       22,144  (h)
          6.40%      02/15/38.............     20,000       20,751  (h)
          6.90%      04/15/38.............     30,000       33,087  (h)
          8.75%      11/01/18.............     46,000       57,707  (h)
         Verizon Wireless Capital LLC
          5.55%      02/01/14.............     12,000       13,114
          7.38%      11/15/13.............     37,000       42,799
         WEA Finance LLC
          6.75%      09/02/19.............     36,000       38,415 (b,h)
          7.50%      06/02/14.............     52,000       58,203 (b,h)
         Williams Partners LP
          5.25%      03/15/20.............     28,000       28,057  (b)
          6.30%      04/15/40.............     49,000       48,692  (b)
         Windstream Corp.
          7.88%      11/01/17.............     14,000       13,790
         Woodside Finance Ltd.
          4.50%      11/10/14.............     77,000       78,891  (b)
         Wyeth
          5.50%      03/15/13.............     75,000       82,092
         XL Capital Ltd.
          5.25%      09/15/14.............     78,000       80,632
         Xstrata Finance Canada Ltd.
          5.80%      11/15/16.............     35,258       36,786  (b)
                                                        10,873,415

                                                PRINCIPAL
                                                   AMOUNT        VALUE

              NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.0%

              Banc of America Commercial
               Mortgage Inc.
               5.63%             07/10/46..... $   21,000 $     21,291
              Banc of America Commercial
               Mortgage Inc. (Class A)
               5.49%             02/10/51.....     15,625       14,835
               5.66%             06/10/49.....     80,000       72,076
              Banc of America Funding Corp.
               5.48%             03/20/36.....     31,467        1,489 (h,i,q)
              Banc of America Mortgage
               Securities Inc. (Class B)
               5.13%             01/25/36.....     31,486        1,864 (h,i,q)
              Bear Stearns Commercial Mortgage
               Securities
               5.24%             12/11/38.....     35,000       30,595
               5.33%             02/11/44.....     50,000       48,174
               5.41%             03/11/39.....     35,000       35,700  (h,i)
               5.46%             03/11/39.....     25,000       20,665   (i)
               5.69%             06/11/50.....     60,000       59,381   (i)
               5.72%             06/11/40.....     30,000       18,049   (i)
               6.21%             11/11/17.....     40,000       22,609   (i)
              Bear Stearns Commercial Mortgage
               Securities (Class A)
               5.46%             04/12/38.....     25,000       25,473   (i)
               5.92%             06/11/50.....     30,000       25,377   (i)
              Citigroup Commercial
               Mortgage Trust
               0.30%             04/15/22.....    106,072       93,512  (b,i)
              Citigroup Commercial Mortgage
               Trust. (Class A)
               5.48%             10/15/49.....     30,000       18,855
              Commercial Mortgage Pass
               Through Certificates
               0.33%             12/15/20.....     40,278       36,653  (b,i)
               5.77%             06/10/46.....     80,000       82,583
              Countrywide Commercial Mortgage
               Trust
               5.46%             07/12/46.....     70,000       58,650
              Credit Suisse Mortgage Capital
               Certificates (Class C)
               5.65%             02/25/36.....     23,783        1,696 (h,i,q)
              CS First Boston Mortgage Securities
               Corp.
               5.34%             10/25/35.....     38,606        4,247 (h,i,q)
              Greenwich Capital Commercial
               Funding Corp.
               5.44%             03/10/39.....    151,000      146,847
               5.60%             12/10/49.....     35,000       35,779
               5.74%             12/10/49.....    158,000      153,584
              GS Mortgage Securities Corp II
               5.55%             04/10/38.....    120,000      120,604   (i)
              Indymac INDA Mortgage Loan Trust
               5.26%             01/25/36.....     53,148          404 (h,i,q)
              Indymac INDA Mortgage Loan Trust
               (Class B)
               5.26%             01/25/36.....     63,511        3,100 (h,i,q)

See Notes to Schedules of Investments on page 120 and Notes to Financial Statements on page 154.


               74
                                                      [GRAPHIC]

GE TOTAL RETURN FUND                               March 31, 2010 (unaudited)

                                    [GRAPHIC]

Schedule of Investments


                                              PRINCIPAL
                                                 AMOUNT        VALUE

             JP Morgan Chase Commercial
              Mortgage Securities Corp.
              5.34%            08/12/37..... $  140,000 $    145,552   (h,i)
              5.50%            06/12/47.....     20,000       10,400   (h,i)
              5.79%            02/12/51.....     20,000       19,953   (h,i)
              6.07%            02/12/51.....     90,000       80,647    (h)
              6.20%            02/12/51.....     15,000        2,723  (h,i,q)
             JP Morgan Chase Commercial
              Mortgage Securities Corp.
              (Class A)
              5.82%            06/15/49.....    186,000      178,355
              5.90%            02/12/51.....     70,000       58,568   (h,i)
             LB-UBS Commercial Mortgage
              Trust
              1.00%            01/15/36.....    513,219       23,960  (d,h,q)
              1.99%            04/15/41.....     10,000        6,332    (d)
              4.95%            09/15/30.....     30,000       30,430
              5.66%            03/15/39.....    122,000      124,924    (i)
              5.87%            09/15/45.....     80,000       78,750    (i)
             LB-UBS Commercial Mortgage
              Trust (Class B)
              6.65%            07/14/16.....     28,000       28,860   (h,q)
             LB-UBS Commercial Mortgage
              Trust (Class F)
              6.24%            07/15/40.....     30,000        4,271   (i,q)
             LB-UBS Commercial Mortgage
              Trust (Class X)
              0.47%            12/15/39.....    661,447        8,171  (h,i,q)
             Lehman Brothers Floating Rate
              Commercial Mortgage Trust
              0.53%            06/15/22.....     48,356       44,709   (b,i)
             MASTR Alternative Loans Trust
              5.00%            08/25/18.....     38,390        3,681 (g,h,q,r)
             Morgan Stanley Capital I
              5.16%            10/12/52.....     20,000       20,515    (i)
              5.28%            12/15/43.....     31,000       32,112
              5.36%            11/12/41.....    158,000      141,583    (h)
              5.39%            11/12/41.....     88,000       54,373   (h,i)
              5.45%            02/12/44.....     70,000       66,785    (i)
              5.69%            04/15/49.....    100,000       91,710    (i)
              5.71%            07/12/44.....    100,000      104,662    (h)
             Puma Finance Ltd. (Class A)
              0.63%            10/11/34.....      9,942        9,638   (h,i)
             Residential Accredit Loans Inc.
              6.00%            01/25/36.....     73,717        1,330   (h,q)
             Structured Asset Securities Corp.
              (Class X)
              2.19%            02/25/28.....     26,357           --  **(i,q)
             Wachovia Bank Commercial
              Mortgage Trust
              5.25%            12/15/43.....     60,000       59,854    (h)
             Wachovia Bank Commercial
              Mortgage Trust (Class A)
              6.00%            06/15/45.....     20,000       13,179   (h,i)
             Wells Fargo Mortgage Backed
              Securities Trust
              5.50%            01/25/36.....     63,996        9,092   (h,q)

                                                PRINCIPAL
                                                   AMOUNT        VALUE

               Wells Fargo Mortgage Backed
                Securities Trust (Class B)
                5.50%            03/25/36..... $  240,397 $     49,789 (h,q)
                                                             2,659,000

               SOVEREIGN BONDS -- 0.9%

               Government of Argentina
                2.50%            12/31/38.....     26,874        9,648
                8.28%            12/31/33.....      8,722        6,542
               Government of Belize
                6.00%            02/20/29.....     10,200        7,038  (j)
               Government of Brazil
                8.00%            01/15/18.....     26,667       31,080  (h)
                8.25%            01/20/34.....     33,000       42,075
               Government of Dominican
                9.04%            01/23/18.....     27,325       30,057
                9.50%            09/27/11.....     21,408       22,371
               Government of El Salvador
                7.65%            06/15/35.....     10,000       10,525  (b)
               Government of Hellenic Republic
                6.25%            06/19/20.....     48,000       62,368
               Government of Indonesia
                11.63%           03/04/19.....    100,000      143,750 (b,h)
               Government of Lebanon
                4.00%            12/31/17.....     16,800       16,044
               Government of Manitoba Canada
                4.90%            12/06/16.....     35,000       37,846
               Government of Panama
                6.70%            01/26/36.....     30,000       31,875
               Government of Peruvian
                6.55%            03/14/37.....     23,000       24,610
               Government of Philippines
                6.50%            01/20/20.....    100,000      107,750  (h)
               Government of Poland
                6.38%            07/15/19.....     11,000       12,051
               Government of Quebec Canada
                7.50%            09/15/29.....     50,000       65,078
               Government of South Africa
                5.50%            03/09/20.....    100,000      100,875
               Government of Turkey
                5.63%            03/30/21.....    100,000       98,250
               Government of Uruguay
                6.88%            09/28/25.....     11,363       12,329
               Government of Venezuela
                1.25%            04/20/11.....      7,000        6,510  (i)
                5.38%            08/07/10.....     44,000       43,780
                10.75%           09/19/13.....     19,000       18,573
               Hellenic Republic Government Bond
                6.10%            08/20/15.....    149,000      200,932
               Russian Foreign Bond - Eurobond
                7.50%            03/31/30.....     18,566       21,399  (j)
               United Mexican States
                5.13%            01/15/20.....     20,000       20,200
                                                             1,183,556

See Notes to Schedules of Investments on page 120 and Notes to Financial Statements on page 154.


                                                  [GRAPHIC]  75


GE TOTAL RETURN FUND                               March 31, 2010 (unaudited)

                                    [GRAPHIC]

Schedule of Investments


                                                   PRINCIPAL
                                                      AMOUNT       VALUE

                   MUNICIPAL BONDS AND NOTES -- 0.1%

                   American Municipal
                    Power-Ohio Inc.
                    6.05%           02/15/43...... $  28,000 $    26,918
                   Municipal Electric Authority
                    of Georgia
                    6.64%           04/01/57......    51,000      50,585
                   New Jersey State Turnpike
                    Authority
                    7.41%           01/01/40......    10,000      11,644
                   New Jersey Transportation Trust
                    Fund Authority
                    6.88%           12/15/39......    10,000      10,280
                                                                  99,427
                   TOTAL BONDS AND NOTES
                    (COST $26,784,605)............            26,770,071


                                             NUMBER
                                          OF SHARES        VALUE
         --------------------------------------------------------------
         EXCHANGE TRADED FUNDS -- 0.5%
         --------------------------------------------------------------

         Financial Select Sector SPDR
          Fund...........................     8,946 $    142,868  (p)
         Industrial Select Sector SPDR
          Fund...........................    17,434      544,464 (h,p)

         TOTAL EXCHANGE TRADED FUNDS
          (COST $766,864)................                687,332
         --------------------------------------------------------------
         OTHER INVESTMENTS -- 0.2%
         --------------------------------------------------------------

         GEI Investment Fund
          (COST $281,775)................                233,873  (k)

         TOTAL INVESTMENTS IN SECURITIES
          (COST $103,966,425)............            111,285,822


                                                              VALUE
     ---------------------------------------------------------------------
     SHORT-TERM INVESTMENTS -- 16.1%
     ---------------------------------------------------------------------

     GE Money Market Fund
      Institutional Class
      0.00%
      (COST $21,232,447)...........................   $ 21,232,447  (d,k)

     TOTAL INVESTMENTS (COST $125,198,872).........    132,518,269

     LIABILITIES IN EXCESS OF OTHER ASSETS, NET --
      (0.6)%.......................................       (770,336)
                                                      ------------

     NET ASSETS -- 100.0%..........................   $131,747,933
                                                      ============
     OTHER INFORMATION
     ---------------------------------------------------------------------

The GE Total Return Fund had the following long futures contracts open at March 31, 2010 (unaudited):

                                        NUMBER    CURRENT     UNREALIZED
                            EXPIRATION    OF      NOTIONAL  APPRECIATION/
      DESCRIPTION              DATE    CONTRACTS   VALUE    (DEPRECIATION)
      --------------------------------------------------------------------

      Russell 2000 Mini
       Index Futures        June 2010      43    $2,911,530    $(13,674)
      S&P 500 Emini
       Index Futures        June 2010     130     7,573,800      27,523
      S&P Mid Cap 400
       Emini Index Futures  June 2010       2       157,620      (1,056)

The GE Total Return Fund had the following short futures contracts open at March 31, 2010 (unaudited):

                                         NUMBER     CURRENT      UNREALIZED
                             EXPIRATION    OF       NOTIONAL   APPRECIATION/
  DESCRIPTION                   DATE    CONTRACTS    VALUE     (DEPRECIATION)
  ---------------------------------------------------------------------------

  DJ Euro Stoxx 50
   Index Futures             June 2010      2     $   (77,154)    $  (539)
  German Euro Bobl Futures   June 2010      1        (158,421)       (437)
  UK Long Gilt Bond Futures  June 2010      2        (348,129)       (585)
  2 Yr. U.S.Treasury
   Notes Futures             June 2010      4        (867,813)       (250)
  5 Yr. U.S.Treasury
   Notes Futures             June 2010      7        (803,906)      2,817
  10 Yr. U.S.Treasury Notes
   Futures                   June 2010     42      (4,882,500)     16,107
                                                                  -------
                                                                  $29,906
                                                                  =======

See Notes to Schedules of Investments on page 120 and Notes to Financial Statements on page 154.


               76
                                                      [GRAPHIC]

GE TOTAL RETURN FUND                               March 31, 2010 (unaudited)

                                    [GRAPHIC]

Schedule of Investments


The GE Total Return Fund was invested in the following countries at March 31, 2010 (unaudited):

                                         PERCENTAGE (BASED
                     COUNTRY             ON MARKET VALUE)
                     -------------------------------------

                     United States             67.67%
                     United Kingdom             4.44%
                     Japan                      3.59%
                     Switzerland                3.08%
                     France                     2.93%
                     Germany                    2.73%
                     Canada                     2.25%
                     Brazil                     1.69%
                     China                      1.41%
                     South Korea                1.14%
                     Taiwan                     0.96%
                     Italy                      0.77%
                     Spain                      0.74%
                     Netherlands                0.67%
                     Australia                  0.58%
                     Russia                     0.56%
                     India                      0.50%
                     South Africa               0.49%
                     Hong Kong                  0.41%
                     Mexico                     0.34%
                     Indonesia                  0.31%
                     Luxembourg                 0.28%
                     Denmark                    0.26%
                     Cayman Islands             0.23%
                     Greece                     0.20%
                     Ireland                    0.19%
                     Peru                       0.19%
                     Sweden                     0.19%
                     Turkey                     0.17%
                     Philippines                0.16%
                     Chile                      0.15%
                     Finland                    0.11%
                     Czech Republic             0.08%
                     El Salvador                0.08%
                     Egypt                      0.06%
                     Thailand                   0.06%
                     Kazakhstan                 0.05%
                     Venezuela                  0.05%
                     Bermuda                    0.04%
                     Dominican Republic         0.04%
                     Honduras                   0.03%
                     Malaysia                   0.03%
                     Panama                     0.03%
                     Austria                    0.02%
                     Argentina                  0.01%
                     Belize                     0.01%
                     Lebanon                    0.01%
                     Poland                     0.01%
                                              -------
                                              100.00%
                                              =======

The GE Total Return Fund was invested in the following categories at March 31, 2010 (unaudited):

                                 DOMESTIC       FOREIGN        TOTAL
                                PERCENTAGE    PERCENTAGE    PERCENTAGE
                                 (BASED ON     (BASED ON     (BASED ON
        INDUSTRY               MARKET VALUE) MARKET VALUE) MARKET VALUE)
        ----------------------------------------------------------------
        Commercial Banks           0.29%         4.45%         4.74%
        Oil, Gas & Consumable
         Fuels                     1.63%         2.34%         3.97%
        Capital Markets            2.03%         1.06%         3.09%
        Metals & Mining            0.47%         2.57%         3.04%
        Communications
         Equipment                 1.55%         1.05%         2.60%
        Chemicals                  0.90%         1.50%         2.40%
        Insurance                  1.27%         1.04%         2.31%
        Healthcare
         Equipment &
         Supplies                  1.72%         0.46%         2.18%
        Software                   2.00%         0.05%         2.05%
        Wireless
         Telecommunication
         Services                  1.11%         0.89%         2.00%
        Semiconductors &
         Semiconductor
         Equipment                 0.89%         1.06%         1.95%
        Media                      1.50%         0.41%         1.91%
        Specialty Retail           1.16%         0.70%         1.86%
        Diversified Financial
         Services                  1.45%         0.35%         1.80%
        Energy Equipment &
         Services                  1.14%         0.65%         1.79%
        Pharmaceuticals            0.67%         1.10%         1.77%
        Biotechnology              1.56%         0.00%         1.56%
        Food Products              0.53%         0.99%         1.52%
        Industrial
         Conglomerates             0.21%         0.99%         1.20%
        Beverages                  0.98%         0.19%         1.17%
        Healthcare
         Providers &
         Services                  1.12%         0.04%         1.16%
        IT Services                1.08%         0.05%         1.13%
        Commercial
         Services & Supplies       0.55%         0.56%         1.11%
        Aerospace & Defense        0.78%         0.31%         1.09%
        Computers &
         Peripherals               0.99%         0.09%         1.08%
        Household Products         0.50%         0.47%         0.97%
        Electric Utilities         0.64%         0.24%         0.88%
        Internet Software &
         Services                  0.48%         0.40%         0.88%
        Machinery                  0.49%         0.29%         0.78%
        Food & Staples
         Retailing                 0.03%         0.73%         0.76%
        Life Sciences Tools &
         Services                  0.75%         0.00%         0.75%
        Automobiles                0.00%         0.74%         0.74%

See Notes to Schedules of Investments on page 120 and Notes to Financial Statements on page 154.


                                                  [GRAPHIC]  77


GE TOTAL RETURN FUND                               March 31, 2010 (unaudited)

                                    [GRAPHIC]

Schedule of Investments

                                 DOMESTIC       FOREIGN        TOTAL
                                PERCENTAGE    PERCENTAGE    PERCENTAGE
                                 (BASED ON     (BASED ON     (BASED ON
       INDUSTRY                MARKET VALUE) MARKET VALUE) MARKET VALUE)
       -----------------------------------------------------------------
       Multi-Utilities              0.24%         0.46%         0.70%
       Real Estate
        Management &
        Development                 0.34%         0.28%         0.62%
       Electrical Equipment         0.00%         0.56%         0.56%
       Exchange Trade Fund          0.52%         0.00%         0.52%
       Multiline Retail             0.51%         0.00%         0.51%
       Diversified
        Telecommunication
        Services                    0.25%         0.23%         0.48%
       Construction &
        Engineering                 0.00%         0.48%         0.48%
       Hotels Restaurants &
        Leisure                     0.43%         0.00%         0.43%
       Electronic Equipment,
        Instruments &
        Components                  0.18%         0.24%         0.42%
       Textiles Apparel &
        Luxury Goods                0.18%         0.22%         0.40%
       Professional Services        0.13%         0.16%         0.29%
       Trading Companies &
        Distributors                0.07%         0.20%         0.27%
       Marine                       0.00%         0.20%         0.20%
       Construction Materials       0.00%         0.19%         0.19%
       Household Durables           0.06%         0.12%         0.18%
       Tobacco                      0.17%         0.00%         0.17%
       Personal Products            0.12%         0.04%         0.16%
       Real Estate
        Investment Trusts
        (REIT's)                    0.13%         0.00%         0.13%
       Road & Rail                  0.13%         0.00%         0.13%
       Thrifts & Mortgage
        Finance                     0.13%         0.00%         0.13%
       Water Utilities              0.12%         0.00%         0.12%
       Building Products            0.00%         0.09%         0.09%
       Gas Utilities                0.07%         0.00%         0.07%
       Paper & Forest
        Products                    0.05%         0.00%         0.05%
       Transportation
        Infrastructure              0.00%         0.03%         0.03%
       Independent Power
        Producers & Energy
        Traders                     0.00%         0.02%         0.02%
       Diversified Consumer
        Services                    0.00%         0.00%         0.00%
                                   -----         -----         -----
                                   34.30%        29.29%        63.59%
                                   -----         -----         -----

                                                        TOTAL PERCENTAGE
                                                           (BASED ON
        SECTOR                                           MARKET VALUE)
        ----------------------------------------------------------------
        Corporate Notes                                       8.21%
        Agency Mortgage Backed                                4.05%
        U.S. Treasuries                                       3.71%
        Non-Agency Collateralized Mortgage Obligations        2.01%
        Sovereign Bonds                                       0.89%
        Asset Backed                                          0.71%
        Agency Collateralized Mortgage Obligations            0.55%
        Municipal Bonds and Notes                             0.08%
                                                             -----
                                                             20.21%
                                                             -----

                                                 TOTAL PERCENTAGE
                                                    (BASED ON
               SHORT-TERM AND OTHER INVESTMENTS   MARKET VALUE)
               --------------------------------------------------
                      Short-Term                      16.02%
                      Other Investments                0.18%
                                                     -------
                                                      16.20%
                                                     -------
                                                     100.00%
                                                     =======

See Notes to Schedules of Investments on page 120 and Notes to Financial Statements on page 154.


               78
                                                      [GRAPHIC]

                                    [GRAPHIC]
                         GE Government Securities Fund




                                     [PHOTO]

                               William M. Healey
                             Senior Vice President


William M. Healey
Senior Vice President

The GE Government Securities Fund is managed by a team of portfolio managers that includes Paul M. Colonna, William M. Healey and Chitranjan Sinha. As lead portfolio manager for the Fund, Mr. Healey chooses the portfolio managers for the team, oversees the entire team and assigns a portion of the Fund to each manager, including himself. Each portfolio manager has discretionary authority over his portion of the Fund. See portfolio managers' biographical information beginning on page 184.

Q.HOW DID THE GE GOVERNMENT SECURITIES FUND PERFORM COMPARED TO ITS BENCHMARK
  AND MORNINGSTAR PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2010?

A.For the six-month period ended March 31, 2010, the GE Government Securities
  Fund returned 0.05% for Class A shares, -0.32% for Class B shares and -0.31% for Class C shares. The Barclays Capital U.S. Government Bond Index, the Fund's benchmark, returned 0.10% and the Fund's Morningstar peer group of 364 Intermediate Government Bond Funds returned an average of 1.72% for the same period.

Q.DESCRIBE WHAT HAPPENED IN THE FIXED INCOME MARKETS DURING THE SIX-MONTH
  PERIOD ENDING MARCH 31, 2010.

A.The US economy and fixed income markets continued to improve over the six-month period ending March 31, 2010, primarily from rebuilding of inventory and public sector programs. Unemployment fell from its peak of 10.1% in October 2009 to 9.7% in March of 2010 and inflation remained subdued posting 1.3% (year-over-year Personal Consumption Expenditures (PCE) Core Price Index) in February of 2010. The Federal Reserve kept its fed funds target at 0.0-0.25% maintaining its intention to keep interest rates low "for an extended period." In February, however, the committee did raise the discount rate from 0.5% to 0.75%. Fed Chairman Bernanke explained the move was a "normalization" of bank lending and should not be interpreted as a change in monetary policy. Interest rates rose and the yield curve steepened during the period. US Treasury 2-year and 10-year note yields ended March at 1.02% and 3.83% respectively, up 7 and 52 basis points. Credit-related securities outperformed government securities, including agency mortgage-backed bonds as yield spreads narrowed. Commercial mortgaged-backed securities performed best, returning 12.68% followed by high yield which returned 11.1%. US treasuries lost -0.2% due to the increase in yields.

Q.WHAT WERE THE KEY DRIVERS OF FUND PERFORMANCE?

A.The main driver behind Fund performance for the period was duration management, more specifically, by positioning the Fund's duration short relative to the benchmark as interest rates rose. The Fund also benefited from exposure to investment grade credit securities, which provided higher yield and better price performance.

                                                  [GRAPHIC]  79


                                    [GRAPHIC]
                          GE Government Securities Fund


                                             Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2010.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

OCTOBER 1, 2009 - MARCH 31, 2010

--------------------------------------------------------------------------------------------
                     ACCOUNT VALUE AT THE       ACCOUNT VALUE AT THE      EXPENSES PAID
                  BEGINNING OF THE PERIOD ($)   END OF THE PERIOD ($) DURING THE PERIOD ($)*
--------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
--------------------------------------------------------------------------------------------
    Class A                1,000.00                   1,000.50                 4.34
    Class B                1,000.00                     996.81                 8.11
    Class C                1,000.00                     996.89                 8.07
--------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
--------------------------------------------------------------------------------------------
    Class A                1,000.00                   1,020.38                 4.38
    Class B                1,000.00                   1,016.66                 8.20
    Class C                1,000.00                   1,016.71                 8.15
--------------------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 0.84% for Class A
 Shares, 1.60% for Class B Shares and 1.59% for Class C Shares, (for the period October 1, 2009 -- March 31, 2010), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six month period).
**Actual Fund Returns for the six-month period ended March 31, 2010 were as follows: 0.05% for Class A shares, (0.32)% for Class B shares and (0.31)% for Class C shares.

               80
                                                      [GRAPHIC]

                                    [GRAPHIC]
                          GE Government Securities Fund




INVESTMENT PROFILE

A mutual fund designed for investors who seek a high level of current income consistent with safety of principal by investing at least 80% of its net assets under normal circumstances in U.S. Government securities.
--------------------------------------------------------------------------------
FIVE YEAR TREASURY NOTE YIELD HISTORY
04/01/09 - 03/31/10

                                   [CHART]

 3/31/2009               1.66%       High            2.92%
  4/1/2009               1.64%       Low             1.64%
  4/2/2009               1.75%       Average         2.34%
  4/3/2009               1.85%
  4/6/2009               1.89%
  4/7/2009               1.85%
  4/8/2009               1.83%
  4/9/2009               1.89%
 4/10/2009               1.89%
 4/13/2009               1.80%
 4/14/2009               1.72%
 4/15/2009               1.70%
 4/16/2009               1.77%
 4/17/2009               1.89%
 4/20/2009               1.80%
 4/21/2009               1.86%
 4/22/2009               1.89%
 4/23/2009               1.88%
 4/24/2009               1.94%
 4/27/2009               1.84%
 4/28/2009               1.94%
 4/29/2009               2.03%
 4/30/2009               2.01%
  5/1/2009               2.01%
  5/4/2009               2.02%
  5/5/2009               2.05%
  5/6/2009               2.05%
  5/7/2009               2.17%
  5/8/2009               2.14%
 5/11/2009               2.02%
 5/12/2009               2.01%
 5/13/2009               1.98%
 5/14/2009               1.96%
 5/15/2009               2.00%
 5/18/2009               2.10%
 5/19/2009               2.10%
 5/20/2009               2.03%
 5/21/2009               2.14%
 5/22/2009               2.20%
 5/25/2009               2.20%
 5/26/2009               2.30%
 5/27/2009               2.44%
 5/28/2009               2.44%
 5/29/2009               2.34%
  6/1/2009               2.52%
  6/2/2009               2.49%
  6/3/2009               2.42%
  6/4/2009               2.59%
  6/5/2009               2.83%
  6/8/2009               2.92%
  6/9/2009               2.87%
 6/10/2009               2.92%
 6/11/2009               2.85%
 6/12/2009               2.78%
 6/15/2009               2.72%
 6/16/2009               2.67%
 6/17/2009               2.68%
 6/18/2009               2.84%
 6/19/2009               2.80%
 6/22/2009               2.70%
 6/23/2009               2.67%
 6/24/2009               2.71%
 6/25/2009               2.58%
 6/26/2009               2.56%
 6/29/2009               2.52%
 6/30/2009               2.55%
  7/1/2009               2.51%
  7/2/2009               2.42%
  7/3/2009               2.42%
  7/6/2009               2.39%
  7/7/2009               2.35%
  7/8/2009               2.23%
  7/9/2009               2.32%
 7/10/2009               2.22%
 7/13/2009               2.26%
 7/14/2009               2.35%
 7/15/2009               2.51%
 7/16/2009               2.45%
 7/17/2009               2.50%
 7/20/2009               2.46%
 7/21/2009               2.34%
 7/22/2009               2.40%
 7/23/2009               2.53%
 7/24/2009               2.53%
 7/27/2009               2.59%
 7/28/2009               2.60%
 7/29/2009               2.63%
 7/30/2009               2.63%
 7/31/2009               2.51%
  8/3/2009               2.66%
  8/4/2009               2.70%
  8/5/2009               2.72%
  8/6/2009               2.71%
  8/7/2009               2.82%
 8/10/2009               2.75%
 8/11/2009               2.67%
 8/12/2009               2.68%
 8/13/2009               2.55%
 8/14/2009               2.51%
 8/17/2009               2.41%
 8/18/2009               2.46%
 8/19/2009               2.41%
 8/20/2009               2.41%
 8/21/2009               2.56%
 8/24/2009               2.48%
 8/25/2009               2.44%
 8/26/2009               2.44%
 8/27/2009               2.47%
 8/28/2009               2.45%
 8/31/2009               2.39%
  9/1/2009               2.32%
  9/2/2009               2.27%
  9/3/2009               2.30%
  9/4/2009               2.35%
  9/7/2009               2.35%
  9/8/2009               2.39%
  9/9/2009               2.36%
 9/10/2009               2.28%
 9/11/2009               2.30%
 9/14/2009               2.37%
 9/15/2009               2.40%
 9/16/2009               2.44%
 9/17/2009               2.36%
 9/18/2009               2.45%
 9/21/2009               2.45%
 9/22/2009               2.42%
 9/23/2009               2.37%
 9/24/2009               2.37%
 9/25/2009               2.37%
 9/28/2009               2.33%
 9/29/2009               2.34%
 9/30/2009               2.31%
 10/1/2009               2.18%
 10/2/2009               2.21%
 10/5/2009               2.21%
 10/6/2009               2.24%
 10/7/2009               2.17%
 10/8/2009               2.22%
 10/9/2009               2.35%
10/12/2009               2.35%
10/13/2009               2.29%
10/14/2009               2.33%
10/15/2009               2.38%
10/16/2009               2.35%
10/19/2009               2.34%
10/20/2009               2.29%
10/21/2009               2.34%
10/22/2009               2.36%
10/23/2009               2.45%
10/26/2009               2.49%
10/27/2009               2.37%
10/28/2009               2.34%
10/29/2009               2.44%
10/30/2009               2.31%
 11/2/2009               2.33%
 11/3/2009               2.35%
 11/4/2009               2.38%
 11/5/2009               2.34%
 11/6/2009               2.30%
 11/9/2009               2.30%
11/10/2009               2.29%
11/11/2009               2.29%
11/12/2009               2.26%
11/13/2009               2.26%
11/16/2009               2.19%
11/17/2009               2.17%
11/18/2009               2.19%
11/19/2009               2.15%
11/20/2009               2.18%
11/23/2009               2.17%
11/24/2009               2.09%
11/25/2009               2.11%
11/26/2009               2.11%
11/27/2009               2.04%
11/30/2009               2.00%
 12/1/2009               2.04%
 12/2/2009               2.09%
 12/3/2009               2.12%
 12/4/2009               2.24%
 12/7/2009               2.17%
 12/8/2009               2.11%
 12/9/2009               2.15%
12/10/2009               2.19%
12/11/2009               2.25%
12/14/2009               2.29%
12/15/2009               2.33%
12/16/2009               2.34%
12/17/2009               2.21%
12/18/2009               2.27%
12/21/2009               2.40%
12/22/2009               2.47%
12/23/2009               2.48%
12/24/2009               2.54%
12/25/2009               2.54%
12/28/2009               2.60%
12/29/2009               2.57%
12/30/2009               2.62%
12/31/2009               2.68%
  1/1/2010               2.68%
  1/4/2010               2.64%
  1/5/2010               2.56%
  1/6/2010               2.59%
  1/7/2010               2.61%
  1/8/2010               2.59%
 1/11/2010               2.56%
 1/12/2010               2.48%
 1/13/2010               2.54%
 1/14/2010               2.50%
 1/15/2010               2.42%
 1/18/2010               2.42%
 1/19/2010               2.45%
 1/20/2010               2.41%
 1/21/2010               2.34%
 1/22/2010               2.34%
 1/25/2010               2.36%
 1/26/2010               2.34%
 1/27/2010               2.39%
 1/28/2010               2.39%
 1/29/2010               2.33%
  2/1/2010               2.38%
  2/2/2010               2.36%
  2/3/2010               2.41%
  2/4/2010               2.30%
  2/5/2010               2.24%
  2/8/2010               2.23%
  2/9/2010               2.32%
 2/10/2010               2.37%
 2/11/2010               2.37%
 2/12/2010               2.33%
 2/15/2010               2.33%
 2/16/2010               2.30%
 2/17/2010               2.39%
 2/18/2010               2.47%
 2/19/2010               2.45%
 2/22/2010               2.44%
 2/23/2010               2.34%
 2/24/2010               2.35%
 2/25/2010               2.33%
 2/26/2010               2.30%
  3/1/2010               2.28%
  3/2/2010               2.27%
  3/3/2010               2.27%
  3/4/2010               2.27%
  3/5/2010               2.34%
  3/8/2010               2.37%
  3/9/2010               2.34%
 3/10/2010               2.38%
 3/11/2010               2.42%
 3/12/2010               2.41%
 3/15/2010               2.40%
 3/16/2010               2.35%
 3/17/2010               2.36%
 3/18/2010               2.42%
 3/19/2010               2.46%
 3/22/2010               2.41%
 3/23/2010               2.42%
 3/24/2010               2.59%
 3/25/2010               2.64%
 3/26/2010               2.59%
 3/29/2010               2.60%
 3/30/2010               2.60%
 3/31/2010               2.55%


--------------------------------------------------------------------------------
MORNINGSTAR PERFORMANCE COMPARISON
Intermediate Government Bond Peer Group

Based on average annual returns for periods ended 3/31/10

                                        SIX   ONE   FIVE  TEN
                                       MONTHS YEAR  YEAR  YEAR
                                       ------ ----- ----- -----

                Number of Funds in
                 peer group             364    363   310   232
                -----------------------------------------------

                Peer group average
                 annual total return*  1.72%  4.76% 4.52% 5.16%
                -----------------------------------------------

Morningstar Category in peer group: Intermediate Government Bond
*Morningstar performance comparisons are based on average annual total returns for the six-months, one-year, five-year and ten-year periods indicated in the Intermediate Government Bond peer group consisting of 364, 363, 310 and 232 underlying funds, respectively.
--------------------------------------------------------------------------------

 CHANGE IN VALUE OF A $10,000 INVESTMENT
                                 CLASS A SHARES

                                    [CHART]
             GE Government           Barclays Capital
              Securities        U.S. Government Bond Index       With Load
              ----------        --------------------------       ---------
03/00          10,000.00                10,000.00                 9,575.00
09/00          10,371.99                10,436.37                 9,931.18
09/01          11,643.85                11,820.15                11,148.98
09/02          12,735.99                13,006.43                12,194.71
09/03          13,111.97                13,468.04                12,554.71
09/04          13,321.94                13,808.05                12,755.75
09/05          13,599.01                14,148.54                13,021.05
09/06          13,907.06                14,615.51                13,316.01
09/07          14,542.65                15,438.92                13,924.59
09/08          15,506.80                16,658.13                14,847.76
09/09          16,196.78                17,781.05                15,508.42
03/10          16,204.97                17,797.96                15,516.25

AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2010

                                                                            ENDING
                                                                          VALUE OF A
                                SIX     ONE    FIVE  TEN                   $10,000
                               MONTHS   YEAR   YEAR  YEAR  COMMENCEMENT INVESTMENT (A)
                               ------  -----   ----  ----  ------------ --------------

GE Government Securities Fund   0.05%  (0.86)% 3.99% 4.94%   09/08/93       16,205

With Load                      (4.20)% (5.07)% 3.09% 4.49%                  15,516

Barclays Capital U.S.
Government Bond Index           0.10%  (0.13)% 5.19% 5.94%                  17,798

--------------------------------------------------------------------------------
                                 CLASS B SHARES

                                    [CHART]
              GE Government           Barclays Capital
               Securities       U.S. Government Bond Index
               ----------       --------------------------
03/00           10,000.00               10,000.00
09/00           10,326.49               10,436.37
09/01           11,524.94               11,820.15
09/02           12,493.64               13,006.43
09/03           12,781.93               13,468.04
09/04           12,876.23               13,808.05
09/05           13,061.85               14,148.54
09/06           13,244.69               14,615.51
09/07           13,762.15               15,438.92
09/08           14,596.66               16,658.13
09/09           15,246.14               17,781.05
03/10           15,253.85               17,797.96


AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2010

                                                                            ENDING
                                                                          VALUE OF A
                                SIX     ONE    FIVE  TEN                   $10,000
                               MONTHS   YEAR   YEAR  YEAR  COMMENCEMENT INVESTMENT (A)
                               ------  -----   ----  ----  ------------ --------------

GE Government Securities Fund  (0.32)% (1.58)% 3.21% 4.33%   04/22/87       15,254

With Load                      (3.32)% (4.58)% 3.21% 4.33%

Barclays Capital U.S.
Government Bond Index           0.10%  (0.13)% 5.19% 5.94%                  17,798

--------------------------------------------------------------------------------

                                                  [GRAPHIC]  81


                                    [GRAPHIC]
                          GE Government Securities Fund




                                 CLASS C SHARES

                                    [CHART]
                                                 Barclays Capital
             GE Government Securities       U.S. Government Bond Index
             ------------------------       --------------------------
03/00                10,000.00                       10,000.00
09/00                10,325.80                       10,436.37
09/01                11,536.06                       11,820.15
09/02                12,503.20                       13,006.43
09/03                12,777.31                       13,468.04
09/04                12,886.38                       13,808.05
09/05                13,072.22                       14,148.54
09/06                13,256.02                       14,615.51
09/07                13,772.82                       15,438.92
09/08                14,601.34                       16,658.13
09/09                15,132.78                       17,781.05
03/10                15,085.76                       17,797.96

AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2010

                                                                            ENDING
                                                                          VALUE OF A
                                SIX     ONE    FIVE  TEN                   $10,000
                               MONTHS   YEAR   YEAR  YEAR  COMMENCEMENT INVESTMENT (A)
                               ------  -----   ----  ----  ------------ --------------

GE Government Securities Fund  (0.31)% (1.56)% 3.25% 4.20%   09/30/99       15,086

With Load                      (1.31)% (2.56)% 3.25% 4.20%

Barclays Capital U.S.
Government Bond Index           0.10%  (0.13)% 5.19% 5.94%                  17,798

                                    [GRAPHIC]



AN INVESTMENT IN THE GE GOVERNMENT SECURITIES FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

See Notes to Performance beginning on page 1 for further information.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

--------------------------------------------------------------------------------

               82
                                                      [GRAPHIC]

GE GOVERNMENT SECURITIES FUND                      March 31, 2010 (unaudited)

                                    [GRAPHIC]

Schedule of Investments

                         GE GOVERNMENT SECURITIES FUND

Portfolio Composition as a % of Market Value of $102,802 (in thousands) as of March 31, 2010 (unaudited)

                                      [CHART]
                        U.S. Treasuries              79.6%
                        Corporate Notes              18.8%
                        Mortgage Backed               0.7%
                        Short-Term & Other            0.6%
                        Other Investments             0.3%



                                          PRINCIPAL
                                             AMOUNT        VALUE
          -----------------------------------------------------------

          BONDS AND NOTES -- 87.5%+
          -----------------------------------------------------------

          U.S. TREASURIES -- 67.6%

          U.S. Treasury Bonds
           4.38%   11/15/39............ $ 5,943,500 $  5,620,322 (h)
           4.50%   08/15/39............   1,806,500    1,744,402
          U.S. Treasury Notes
           0.05%   01/31/11............      30,000       30,122 (d)
           0.15%   11/30/11............   6,050,000    6,041,730 (d)
           1.00%   09/30/11 - 12/31/11.  13,193,200   13,232,016 (d)
           1.13%   12/15/11 - 12/15/12.   9,683,000    9,690,904
           2.25%   01/31/15............  25,592,300   25,314,393
           3.38%   11/15/19............   6,600,200    6,368,678 (h)
           4.75%   05/31/12............   1,000,000    1,077,891 (h)
           4.88%   02/15/12............     500,000      536,602 (h)
                                                      69,657,060

          AGENCY MORTGAGE BACKED -- 0.6%

          Federal Home Loan Mortgage Corp.
           6.50%   04/01/31............       1,751        1,932 (h)
           7.00%   12/01/26 - 02/01/30.         864          974 (h)
           7.50%   06/01/10 - 04/01/12.      29,588       30,753 (h)
          Federal National Mortgage Assoc.
           6.00%   06/01/35............      53,675       57,441 (h)
           7.50%   12/01/23............      52,545       59,044 (h)
           9.00%   05/01/21 - 07/01/21.      10,655       12,360 (h)
           5.00%   TBA.................     158,000      166,641 (c)
          Government National Mortgage Assoc.
           8.50%   05/15/21 - 10/15/22.       3,386        3,902 (h)
           9.00%   07/15/16............     216,490      241,782 (h)
                                                         574,829

                                               PRINCIPAL
                                                  AMOUNT        VALUE

               ASSET BACKED -- 0.3%

               Bear Stearns Asset Backed
                Securities Trust (Class A)
                0.62%          01/25/34...... $    3,206 $      2,015  (i)
               Option One Mortgage Loan
                Trust (Class A)
                1.09%          02/25/33......    261,029      210,389  (i)
               Residential Asset Securities
                Corp. (Class A)
                0.89%          11/25/33......    375,358      125,478 (h,i)
                                                              337,882

               CORPORATE NOTES -- 18.8%

               Bank of America Corp.
                7.63%          06/01/19......  7,500,000    8,578,973  (h)
               Citigroup, Inc.
                8.50%          05/22/19......  5,000,000    5,835,930  (h)
               The Goldman Sachs Group Inc.
                5.38%          03/15/20......  5,000,000    4,953,755  (h)
                                                           19,368,658

               NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.2%

               Residential Accredit Loans Inc.
                0.55%          03/25/34......     90,471       69,070  (i)
               Thornburg Mortgage
                Securities Trust (Class A)
                0.93%          04/25/43......     87,094       74,658  (i)
                                                              143,728
               TOTAL BONDS AND NOTES
                (COST $90,633,683)...........              90,082,157
               -------------------------------------------------------------
               OTHER INVESTMENTS -- 0.3%
               -------------------------------------------------------------

               GEI Investment Fund
                (COST $429,321)..............                 356,336  (k)

               TOTAL INVESTMENT IN SECURITIES
                (COST $91,063,004)...........              90,438,493
               -------------------------------------------------------------

               SHORT-TERM INVESTMENTS -- 12.0%
               -------------------------------------------------------------

               SHORT-TERM INVESTMENTS -- 0.1%

               GE Money Market Fund
                Institutional Class
                0.00%                                         164,178 (d,k)

See Notes to Schedules of Investments on page 120 and Notes to Financial Statements on page 154.


                                                  [GRAPHIC]  83


GE GOVERNMENT SECURITIES FUND                      March 31, 2010 (unaudited)

                                    [GRAPHIC]

Schedule of Investments


                                               PRINCIPAL
                                                  AMOUNT        VALUE

                U.S. TREASURIES -- 11.9%

                U.S Cash Management Bill
                 0.01%         04/01/10...... $7,900,000 $  7,900,000 (d)
                U.S. Treasury Bill
                 0.08%         04/22/10......  4,300,000    4,299,762 (d)

                TOTAL SHORT-TERM INVESTMENTS
                 (COST $12,363,940)..........              12,363,940

                TOTAL INVESTMENTS
                 (COST $103,426,944).........             102,802,433

                OTHER ASSETS AND LIABILITIES,
                 NET -- 0.2%.................                 206,837
                                                         ------------

                NET ASSETS -- 100.0%.........            $103,009,270
                                                         ============

                            ------------------------

                            OTHER INFORMATION
                            ------------------------

The GE Government Securities Fund had the following short futures contracts open at March 31, 2010 (unaudited):

                                      NUMBER     CURRENT       UNREALIZED
                          EXPIRATION    OF       NOTIONAL    APPRECIATION/
     DESCRIPTION             DATE    CONTRACTS    VALUE      (DEPRECIATION)
     ----------------------------------------------------------------------

     UK Long Gilt Bond
      Futures             June 2010       7    $ (1,218,450)    $(2,031)
     5 Yr. U.S.Treasury
      Notes Futures       June 2010      21      (2,411,719)      9,739
     10 Yr. U.S.Treasury
      Notes Futures       June 2010     118     (13,717,500)     17,136

The GE Government Securities Fund had the following long futures contracts open at March 31, 2010 (unaudited):

                                       NUMBER    CURRENT     UNREALIZED
                           EXPIRATION    OF      NOTIONAL  APPRECIATION/
       DESCRIPTION            DATE    CONTRACTS   VALUE    (DEPRECIATION)
       ------------------------------------------------------------------

       2 Yr. U.S.Treasury
        Notes Futures      June 2010     14     $3,037,344    $ 1,540
                                                              -------
                                                              $26,384
                                                              =======

See Notes to Schedules of Investments on page 120 and Notes to Financial Statements on page 154.


               84
                                                      [GRAPHIC]

                                    [GRAPHIC]

                          GE Short-Term Government Fund




                               [PHOTO]

                           Paul M. Colonna
                   President and Chief Investment
                        Officer - Fixed Income

Paul M. Colonna
President and Chief Investment Officer -- Fixed Income

The GE Short-Term Government Fund is managed by a team of portfolio managers that includes Paul M. Colonna, William M. Healey, Mark H. Johnson and James F. Palmieri. As lead portfolio manager for the Fund, Mr. Colonna chooses the portfolio managers for the team, oversees the entire team and assigns a portion of the Fund to each manager, including himself. Each portfolio manager has discretionary authority over his portion of the Fund. See portfolio managers' biographical information beginning on page 184.

Q.HOW DID THE GE SHORT-TERM GOVERNMENT FUND PERFORM COMPARED TO ITS BENCHMARK
  AND MORNINGSTAR PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2010?

A.For the six-month period ended March 31, 2010, the GE Short-Term Government
  Fund returned 0.94% for Class A shares, 0.72% for Class B shares, 0.56% for Class C shares, 0.82% for Class R shares and 1.15% for Class Y shares. The Barclays Capital 1-3-Year U.S. Government Bond Index, the Fund's benchmark, returned 0.81% and the Fund's Morningstar peer group of 163 Short-Term U.S. Government Bond Funds returned an average of 1.15% for the same period.

Q.DESCRIBE WHAT HAPPENED IN THE FIXED INCOME MARKETS DURING THE SIX-MONTH
  PERIOD ENDING MARCH 31, 2010.

A.The US economy and fixed income markets continued to improve over the six-month period ending March 31, 2010, primarily from rebuilding of inventory and public sector programs. Unemployment fell from its peak of 10.1% in October 2009 to 9.7% in March of 2010 and inflation remained subdued posting 1.3% (year-over-year Personal Consumption Expenditures (PCE) Core Price Index) in February of 2010. The Federal Reserve kept its fed funds target at 0.0-0.25% maintaining its intention to keep interest rates low "for an extended period." In February, however, the committee did raise the discount rate from 0.5% to 0.75%. Fed Chairman Bernanke explained the move was a "normalization" of bank lending and should not be interpreted as a change in monetary policy. Interest rates rose and the yield curve steepened during the period. US Treasury 2-year and 10-year note yields ended March at 1.02% and 3.83% respectively, up 7 and 52 basis points. Credit-related securities outperformed government securities, including agency mortgage-backed bonds as yield spreads narrowed. Commercial mortgaged-backed securities performed best, returning 12.68% followed by high yield which returned 11.1%. US treasuries lost -0.2% due to the increase in yields.

Q.WHAT WERE THE KEY DRIVERS OF FUND PERFORMANCE?

A.The primary drivers of Fund performance for the period was security selection in commercial mortgage-backed securities (MBS) and asset-backed securities, which provided an increase in portfolio yield above those provided by US Treasury and agency bonds. The commercial MBS securities also enjoyed price appreciation as their yield spreads narrowed during the period. Duration positioning also contributed positively to Fund's return relative to the benchmark.

                                                  [GRAPHIC]  85


                                    [GRAPHIC]

                           GE Short-Term Government Fund

                                             Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2010.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

OCTOBER 1, 2009 - MARCH 31, 2010

--------------------------------------------------------------------------------------------
                     ACCOUNT VALUE AT THE       ACCOUNT VALUE AT THE      EXPENSES PAID
                  BEGINNING OF THE PERIOD ($)   END OF THE PERIOD ($) DURING THE PERIOD ($)*
--------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
--------------------------------------------------------------------------------------------
    Class A                1,000.00                   1,009.36                 3.76
    Class B                1,000.00                   1,007.24                 6.81
    Class C                1,000.00                   1,005.59                 7.50
    Class R                1,000.00                   1,008.19                 4.96
    Class Y                1,000.00                   1,011.50                 2.56
--------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
--------------------------------------------------------------------------------------------
    Class A                1,000.00                   1,020.97                 3.78
    Class B                1,000.00                   1,017.99                 6.84
    Class C                1,000.00                   1,017.30                 7.54
    Class R                1,000.00                   1,019.80                 4.99
    Class Y                1,000.00                   1,022.14                 2.57
--------------------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 0.73% for Class A
 Shares, 1.34% for Class B Shares, 1.48% for Class C Shares, 0.97% for Class R Shares and 0.49% for Class Y Shares (for the period October 1, 2009 -- March 31, 2010), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six month period).
**Actual Fund Returns for the six-month period ended March 31, 2010 were as follows: 0.94% for Class A shares, 0.72% for Class B shares, 0.56% for Class C shares, 0.82% for Class R shares and 1.15% for Class Y shares.

               86
                                                      [GRAPHIC]

                                    [GRAPHIC]

                           GE Short-Term Government Fund



INVESTMENT PROFILE

A mutual fund designed for investors who seek a high level of income consistent with prudent investment management and the preservation of capital by investing at least 80% of its net assets under normal circumstances in U.S. Government securities.
--------------------------------------------------------------------------------
TWO YEAR TREASURY NOTE YIELD HISTORY
04/01/09 - 03/31/10

                                    [CHART]

     3/31/2009               0.80%       High          1.40%
      4/1/2009               0.80%       Low           0.67%
      4/2/2009               0.88%       Average       0.94%
      4/3/2009               0.95%
      4/6/2009               0.94%
      4/7/2009               0.91%
      4/8/2009               0.92%
      4/9/2009               0.95%
     4/10/2009               0.95%
     4/13/2009               0.87%
     4/14/2009               0.84%
     4/15/2009               0.85%
     4/16/2009               0.90%
     4/17/2009               0.96%
     4/20/2009               0.91%
     4/21/2009               0.93%
     4/22/2009               0.96%
     4/23/2009               0.92%
     4/24/2009               0.96%
     4/27/2009               0.87%
     4/28/2009               0.95%
     4/29/2009               0.95%
     4/30/2009               0.90%
      5/1/2009               0.91%
      5/4/2009               0.94%
      5/5/2009               0.96%
      5/6/2009               0.96%
      5/7/2009               0.99%
      5/8/2009               0.98%
     5/11/2009               0.89%
     5/12/2009               0.88%
     5/13/2009               0.87%
     5/14/2009               0.84%
     5/15/2009               0.85%
     5/18/2009               0.91%
     5/19/2009               0.88%
     5/20/2009               0.83%
     5/21/2009               0.86%
     5/22/2009               0.88%
     5/25/2009               0.88%
     5/26/2009               0.92%
     5/27/2009               0.98%
     5/28/2009               0.96%
     5/29/2009               0.91%
      6/1/2009               0.95%
      6/2/2009               0.95%
      6/3/2009               0.91%
      6/4/2009               0.95%
      6/5/2009               1.29%
      6/8/2009               1.40%
      6/9/2009               1.30%
     6/10/2009               1.35%
     6/11/2009               1.32%
     6/12/2009               1.26%
     6/15/2009               1.22%
     6/16/2009               1.18%
     6/17/2009               1.16%
     6/18/2009               1.25%
     6/19/2009               1.20%
     6/22/2009               1.13%
     6/23/2009               1.10%
     6/24/2009               1.20%
     6/25/2009               1.13%
     6/26/2009               1.11%
     6/29/2009               1.09%
     6/30/2009               1.11%
      7/1/2009               1.04%
      7/2/2009               0.98%
      7/3/2009               0.98%
      7/6/2009               0.94%
      7/7/2009               0.97%
      7/8/2009               0.91%
      7/9/2009               0.92%
     7/10/2009               0.90%
     7/13/2009               0.90%
     7/14/2009               0.94%
     7/15/2009               1.01%
     7/16/2009               0.98%
     7/17/2009               0.99%
     7/20/2009               0.97%
     7/21/2009               0.92%
     7/22/2009               0.94%
     7/23/2009               1.01%
     7/24/2009               0.99%
     7/27/2009               1.03%
     7/28/2009               1.08%
     7/29/2009               1.16%
     7/30/2009               1.17%
     7/31/2009               1.11%
      8/3/2009               1.18%
      8/4/2009               1.20%
      8/5/2009               1.21%
      8/6/2009               1.20%
      8/7/2009               1.30%
     8/10/2009               1.23%
     8/11/2009               1.17%
     8/12/2009               1.15%
     8/13/2009               1.09%
     8/14/2009               1.05%
     8/17/2009               1.01%
     8/18/2009               1.02%
     8/19/2009               0.98%
     8/20/2009               0.98%
     8/21/2009               1.09%
     8/24/2009               1.02%
     8/25/2009               1.01%
     8/26/2009               1.05%
     8/27/2009               1.04%
     8/28/2009               1.02%
     8/31/2009               0.97%
      9/1/2009               0.90%
      9/2/2009               0.90%
      9/3/2009               0.91%
      9/4/2009               0.93%
      9/7/2009               0.93%
      9/8/2009               0.94%
      9/9/2009               0.92%
     9/10/2009               0.88%
     9/11/2009               0.90%
     9/14/2009               0.92%
     9/15/2009               0.94%
     9/16/2009               0.98%
     9/17/2009               0.94%
     9/18/2009               0.99%
     9/21/2009               0.98%
     9/22/2009               0.95%
     9/23/2009               0.96%
     9/24/2009               0.94%
     9/25/2009               0.98%
     9/28/2009               0.97%
     9/29/2009               0.99%
     9/30/2009               0.94%
     10/1/2009               0.87%
     10/2/2009               0.87%
     10/5/2009               0.88%
     10/6/2009               0.91%
     10/7/2009               0.86%
     10/8/2009               0.88%
     10/9/2009               0.96%
    10/12/2009               0.96%
    10/13/2009               0.91%
    10/14/2009               0.92%
    10/15/2009               0.95%
    10/16/2009               0.96%
    10/19/2009               0.96%
    10/20/2009               0.92%
    10/21/2009               0.96%
    10/22/2009               0.94%
    10/23/2009               1.00%
    10/26/2009               1.03%
    10/27/2009               0.93%
    10/28/2009               0.94%
    10/29/2009               0.98%
    10/30/2009               0.89%
     11/2/2009               0.92%
     11/3/2009               0.92%
     11/4/2009               0.90%
     11/5/2009               0.88%
     11/6/2009               0.84%
     11/9/2009               0.85%
    11/10/2009               0.83%
    11/11/2009               0.83%
    11/12/2009               0.81%
    11/13/2009               0.81%
    11/16/2009               0.77%
    11/17/2009               0.76%
    11/18/2009               0.75%
    11/19/2009               0.70%
    11/20/2009               0.73%
    11/23/2009               0.73%
    11/24/2009               0.73%
    11/25/2009               0.75%
    11/26/2009               0.75%
    11/27/2009               0.68%
    11/30/2009               0.67%
     12/1/2009               0.68%
     12/2/2009               0.72%
     12/3/2009               0.72%
     12/4/2009               0.83%
     12/7/2009               0.76%
     12/8/2009               0.72%
     12/9/2009               0.75%
    12/10/2009               0.77%
    12/11/2009               0.80%
    12/14/2009               0.85%
    12/15/2009               0.85%
    12/16/2009               0.84%
    12/17/2009               0.75%
    12/18/2009               0.80%
    12/21/2009               0.86%
    12/22/2009               0.91%
    12/23/2009               0.93%
    12/24/2009               0.97%
    12/25/2009               0.97%
    12/28/2009               1.04%
    12/29/2009               1.08%
    12/30/2009               1.08%
    12/31/2009               1.14%
      1/1/2010               1.14%
      1/4/2010               1.07%
      1/5/2010               1.01%
      1/6/2010               1.00%
      1/7/2010               1.03%
      1/8/2010               0.98%
     1/11/2010               0.94%
     1/12/2010               0.91%
     1/13/2010               0.96%
     1/14/2010               0.92%
     1/15/2010               0.87%
     1/18/2010               0.87%
     1/19/2010               0.89%
     1/20/2010               0.87%
     1/21/2010               0.83%
     1/22/2010               0.79%
     1/25/2010               0.82%
     1/26/2010               0.81%
     1/27/2010               0.92%
     1/28/2010               0.86%
     1/29/2010               0.82%
      2/1/2010               0.86%
      2/2/2010               0.86%
      2/3/2010               0.88%
      2/4/2010               0.81%
      2/5/2010               0.77%
      2/8/2010               0.77%
      2/9/2010               0.83%
     2/10/2010               0.88%
     2/11/2010               0.87%
     2/12/2010               0.83%
     2/15/2010               0.83%
     2/16/2010               0.81%
     2/17/2010               0.85%
     2/18/2010               0.93%
     2/19/2010               0.92%
     2/22/2010               0.89%
     2/23/2010               0.83%
     2/24/2010               0.86%
     2/25/2010               0.82%
     2/26/2010               0.82%
      3/1/2010               0.80%
      3/2/2010               0.79%
      3/3/2010               0.81%
      3/4/2010               0.86%
      3/5/2010               0.90%
      3/8/2010               0.90%
      3/9/2010               0.87%
     3/10/2010               0.90%
     3/11/2010               0.95%
     3/12/2010               0.95%
     3/15/2010               0.94%
     3/16/2010               0.91%
     3/17/2010               0.92%
     3/18/2010               0.96%
     3/19/2010               0.99%
     3/22/2010               0.97%
     3/23/2010               0.98%
     3/24/2010               1.09%
     3/25/2010               1.08%
     3/26/2010               1.04%
     3/29/2010               1.04%
     3/30/2010               1.06%
     3/31/2010               1.02%

--------------------------------------------------------------------------------
MORNINGSTAR PERFORMANCE COMPARISON
Short-Term Government Bond Peer Group
Based on average annual returns for periods ended 3/31/10

                                                 SIX   ONE   FIVE  TEN
                                                MONTHS YEAR  YEAR  YEAR
                                                ------ ----  ----  ----

       Number of Funds in peer group              163   160   146   113
       -----------------------------------------------------------------

       Peer group average annual total return*   1.15% 3.25% 3.93% 4.31%
       -----------------------------------------------------------------

Morningstar Category in peer group: Short-Term Government Bond
*Morningstar performance comparisons are based on average annual total returns for the six-months, one-year, five-year and ten-year periods indicated in the Short-Term Government Bond peer group consisting of 163, 160, 146 and 113 underlying funds, respectively.

--------------------------------------------------------------------------------

 CHANGE IN VALUE OF A $10,000 INVESTMENT

                                 CLASS A SHARES

                                    [CHART]
           GE Short-Term          Barclays Capital U.S.
             Government       Treasury Bond Index 1-3 Year      With Load
             ----------       ----------------------------      ---------
03/00         10,000.00                10,000.00                 9,750.00
09/00         10,403.50                10,394.94                10,143.41
09/01         11,454.63                11,504.01                11,168.26
09/02         12,112.16                12,177.74                11,809.35
09/03         12,361.18                12,518.62                12,052.15
09/04         12,473.18                12,664.86                12,161.35
09/05         12,607.76                12,803.17                12,292.57
09/06         13,050.03                13,292.50                12,723.78
09/07         13,696.03                14,053.27                13,353.63
09/08         14,214.09                14,881.74                13,858.73
09/09         14,836.11                15,536.87                14,465.21
03/10         14,974.97                15,662.08                14,600.60

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2010

                                                                             ENDING
                                                                           VALUE OF A
                                 SIX     ONE    FIVE  TEN                   $10,000
                                MONTHS   YEAR   YEAR  YEAR  COMMENCEMENT INVESTMENT (A)
                                ------  -----   ----  ----  ------------ --------------

GE Short-Term Government Fund    0.94%   2.26%  3.77% 4.12%   03/02/94       14,975

With Load                       (1.59)% (0.30)% 3.24% 3.86%                  14,601

Barclays Capital U.S. Treasury
 Bond Index 1-3 Year             0.81%   1.81%  4.38% 4.59%                  15,662

--------------------------------------------------------------------------------
                                 CLASS B SHARES

                                    [CHART]
                                           Barclays Capital U.S. Treasury
             GE Short-Term Government           Bond Index 1-3 Year
             ------------------------           -------------------
03/00               10,000.00                        10,000.00
09/00               10,363.81                        10,394.94
09/01               11,353.46                        11,504.01
09/02               11,924.22                        12,177.74
09/03               12,096.56                        12,518.62
09/04               12,132.64                        12,664.86
09/05               12,189.55                        12,803.17
09/06               12,579.36                        13,292.50
09/07               13,202.06                        14,053.27
09/08               13,701.43                        14,881.74
09/09               14,301.02                        15,536.87
03/10               14,434.87                        15,662.08

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2010

                                                                             ENDING
                                                                           VALUE OF A
                                 SIX     ONE    FIVE  TEN                   $10,000
                                MONTHS   YEAR   YEAR  YEAR  COMMENCEMENT INVESTMENT (A)
                                ------  -----   ----  ----  ------------ --------------

GE Short-Term Government Fund    0.72%   1.74%  3.17% 3.74%   03/02/94       14,435

With Load                       (2.28)% (1.26)% 3.17% 3.74%

Barclays Capital U.S. Treasury
 Bond Index 1-3 Year             0.81%   1.81%  4.38% 4.59%                  15,662

                                                  [GRAPHIC]  87


                                    [GRAPHIC]

                           GE Short-Term Government Fund

--------------------------------------------------------------------------------
                                 CLASS C SHARES

                                    [CHART]

                                          Barclays Capital
             GE Short-Term                  U.S. Treasury
               Government               Bond Index 1-3 Year
             -------------              -------------------
03/00          10,000.00                     10,000.00
09/00          10,356.15                     10,394.94
09/01          11,328.03                     11,504.01
09/02          11,879.50                     12,177.74
09/03          12,032.24                     12,518.62
09/04          12,048.94                     12,664.86
09/05          12,087.24                     12,803.17
09/06          12,429.09                     13,292.50
09/07          12,935.98                     14,053.27
09/08          13,335.84                     14,881.74
09/09          13,814.00                     15,536.87
03/10          13,891.16                     15,662.08

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2010

                                                                           ENDING
                                                                         VALUE OF A
                                 SIX    ONE   FIVE  TEN                   $10,000
                                MONTHS  YEAR  YEAR  YEAR  COMMENCEMENT INVESTMENT (A)
                                ------  ----  ----  ----  ------------ --------------

GE Short-Term Government
 Fund                            0.56%  1.58% 3.01% 3.34%   09/30/99       13,891

With Load                       (0.44)% 0.58% 3.01% 3.34%

Barclays Capital U.S. Treasury
 Bond Index 1-3 Year             0.81%  1.81% 4.38% 4.59%                  15,662

--------------------------------------------------------------------------------
                                 CLASS R SHARES

                                    [CHART]

                                         Barclays Capital
             GE Short-Term                U.S. Treasury
               Government              Bond Index 1-3 Year
             -------------             -------------------
1/29/2008      10,000.00                    10,000.00
  03/08        10,070.52                    10,124.75
  06/08        10,031.56                    10,039.96
  09/08        10,096.39                    10,178.11
  12/08        10,330.58                    10,487.38
  03/09        10,389.36                    10,521.32
  06/09        10,413.25                    10,536.24
  09/09        10,513.22                    10,626.17
  12/09        10,516.30                    10,635.70
  03/10        10,599.33                    10,711.80

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2010

                                                                        ENDING
                                                                      VALUE OF A
                                 SIX   ONE     SINCE                   $10,000
                                MONTHS YEAR  INCEPTION COMMENCEMENT INVESTMENT (A)
                                ------ ----  --------- ------------ --------------

GE Short-Term Government
 Fund                            0.82% 2.02%   2.77%     01/29/08       10,599

Barclays Capital U.S. Treasury
 Bond Index 1-3 Year             0.81% 1.81%   2.63%*                   10,712

--------------------------------------------------------------------------------
                                 CLASS Y SHARES

                                    [CHART]

                                         Barclays Capital
           GE Short-Term                  U.S. Treasury
            Government                 Bond Index 1-3 Year
           -------------               -------------------
03/00        10,000.00                      10,000.00
09/00        10,407.67                      10,394.94
09/01        11,460.38                      11,504.01
09/02        12,149.40                      12,177.74
09/03        12,431.11                      12,518.62
09/04        12,574.70                      12,664.86
09/05        12,740.50                      12,803.17
09/06        13,229.93                      13,292.50
09/07        13,907.26                      14,053.27
09/08        14,482.44                      14,881.74
09/09        15,142.03                      15,536.87
03/10        15,316.19                      15,662.08


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2010

                                                                          ENDING
                                                                        VALUE OF A
                                 SIX   ONE   FIVE  TEN                   $10,000
                                MONTHS YEAR  YEAR  YEAR  COMMENCEMENT INVESTMENT (A)
                                ------ ----  ----  ----  ------------ --------------

GE Short-Term Government
 Fund                            1.15% 2.61% 4.04% 4.36%   03/02/94       15,316

Barclays Capital U.S. Treasury
 Bond Index 1-3 Year             0.81% 1.81% 4.38% 4.59%                  15,662

                                    [GRAPHIC]



AN INVESTMENT IN THE GE SHORT-TERM GOVERNMENT FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

See Notes to Performance beginning on page 1 for further information.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Index returns are not available from the Fund's inception date and therefore are calculated from the month end nearest to the class shares' inception date.

--------------------------------------------------------------------------------

               88
                                                      [GRAPHIC]

GE SHORT-TERM GOVERNMENT FUND                      March 31, 2010 (unaudited)

                                    [GRAPHIC]

Schedule of Investments

                         GE SHORT-TERM GOVERNMENT FUND

Portfolio Composition as a % of Market Value of $128,269 (in thousands) as of March 31, 2010 (unaudited)

                               [CHART]

        Agency Mortgage Backed                          41.3%
        U.S. Treasuries                                 27.0%
        Short term                                      23.2%
        Asset Backed                                     5.0%
        Agency Collateralized Mortgage Obligations       1.8%
        Non-Agency Collateralized Mortgage Obligations   1.6%
        Other Investments                                0.1%




                                         PRINCIPAL
                                            AMOUNT        VALUE

         BONDS AND NOTES -- 96.7%+
         -------------------------------------------------------------

         U.S. TREASURIES -- 34.0%

         U.S. Treasury Notes
          0.15%   11/30/11............ $ 2,031,000 $  2,028,224 (d,h)
          1.38%   02/15/12 - 01/15/13.  22,688,200   22,737,836  (h)
          2.25%   01/31/15............   9,967,600    9,859,362  (h)
                                                     34,625,422

         AGENCY MORTGAGE BACKED -- 52.1%

         Federal Home Loan
          Mortgage Corp.
          6.00%   08/01/34 - 03/01/38.   6,054,568    6,568,863  (h)
          7.00%   11/01/31 - 04/01/36.     173,743      193,873  (h)
          7.50%   01/01/16 - 08/01/30.     117,925      133,578  (h)
          8.50%   05/01/20 - 11/01/20.      88,205       96,350  (h)

         Federal National Mortgage Assoc.
          2.41%   05/01/33............     219,772      224,232 (h,i)
          2.71%   06/01/33............      21,592       22,315 (h,i)
          2.82%   12/01/32............      62,076       64,275 (h,i)
          3.27%   07/01/33............     156,033      160,829 (h,i)
          3.29%   06/01/33............     163,603      167,424 (h,i)
          3.52%   07/01/33............      22,249       23,143 (h,i)
          3.56%   06/01/33............      36,710       38,188 (h,i)
          3.79%   06/01/33............      52,276       53,852 (h,i)
          6.00%   10/01/33 - 03/01/34.  38,371,730   41,670,412  (h)
          7.00%   03/01/17 - 04/01/36.     966,207    1,076,752  (h)
          7.50%   04/01/16 - 05/01/34.     715,703      810,112  (h)
          8.00%   03/01/22 - 11/01/33.     162,556      185,743  (h)
          8.50%   02/01/18 - 07/01/31.     393,899      451,537  (h)
          9.00%   03/01/11 - 03/01/31.     391,848      454,610  (h)
          9.50%   09/01/21............      38,429       44,486  (h)
          9.75%   02/01/21............      82,980       90,357  (h)

                                             PRINCIPAL
                                                AMOUNT        VALUE

       Government National Mortgage Assoc.
        7.00%      12/15/18 - 05/15/32.... $   191,851 $    214,411    (h)
        7.50%      12/15/12 - 01/15/25....     181,767      201,816    (h)
        8.00%      07/15/17...............      82,501       92,141    (h)
                                                         53,039,299

       AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.2%

       Federal Home Loan
        Mortgage Corp.
        6.50%      02/15/14...............     261,242       19,771  (g,h,r)
        8.00%      01/15/34...............     185,140      186,174    (h)

       Federal Home Loan
        Mortgage Corp. REMIC
        1.18%      12/15/31...............     366,608      372,300    (i)

       Federal National
        Mortgage Assoc.
        0.10%      05/25/18...............  10,926,846       23,602 (g,h,i,r)
        1.41%      07/25/44...............   2,800,493       86,609  (g,h,r)
        5.50%      06/25/25...............      26,597       26,694    (h)
        5.95%      07/25/38...............   1,645,548      164,555 (g,h,i,r)

       Federal National
        Mortgage Assoc. REMIC
        4.50%      02/25/40...............   1,237,347    1,295,359    (h)
        5.00%      02/25/40...............     742,408      121,013   (g,r)
                                                          2,296,077

       ASSET BACKED -- 6.4%

       Bank of America Auto Trust
        2.67%      12/15/16...............   1,000,000    1,015,688   (b,h)
       Ford Credit Auto Owner Trust
        4.50%      07/15/14...............     100,000      106,519    (h)
       GSAMP Trust
        0.36%      05/25/46...............     178,504      160,654  (b,h,i)
        0.40%      12/25/35...............      18,299       18,151    (i)
       Hertz Vehicle Financing LLC
        5.29%      03/25/16...............   2,575,000    2,687,470   (b,h)
       Honda Auto Receivables
        Owner Trust
        3.30%      09/15/15...............     400,000      414,197
       Nissan Master Owner Trust
        Receivables
        1.38%      01/15/15...............   1,000,000    1,002,775  (b,h,i)
       Residential Asset Securities Corp.
        (Class A)
        0.89%      11/25/33...............      75,072       25,096   (h,i)
       Volkswagen Auto Lease Trust
        4.59%      03/17/14...............   1,000,000    1,045,737    (h)
                                                          6,476,287

       NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.0%

       Bear Stearns Commercial
        Mortgage Securities (Class A)
        5.46%      04/12/38...............     144,000      146,724   (h,i)
        6.46%      10/15/36...............     500,000      532,067    (h)

See Notes to Schedules of Investments on page 120 and Notes to Financial Statements on page 154.


                                                  [GRAPHIC]  89


GE SHORT-TERM GOVERNMENT FUND                      March 31, 2010 (unaudited)

                                    [GRAPHIC]

Schedule of Investments


                                            PRINCIPAL
                                               AMOUNT         VALUE

              Commercial Mortgage Pass
               Through Certificates
               0.33%          12/15/20.... $  472,007 $    429,523  (b,h,i)

              Greenwich Capital Commercial
               Funding Corp.
               5.60%          12/10/49....    735,000      751,357    (h)

              Morgan Stanley Capital I
               5.28%          12/15/43....    150,000      155,382

              Residential Accredit Loans Inc.
               0.55%          03/25/34....     37,481       28,615    (i)
                                                         2,043,668
              TOTAL BONDS AND NOTES
               (COST $98,746,773).........              98,480,753
              --------------------------------------------------------------
              OTHER INVESTMENTS -- 0.1%
              --------------------------------------------------------------

              GEI Investment Fund
               (COST $99,737).............                  82,782    (k)

              TOTAL INVESTMENT IN SECURITIES
               (COST $98,846,510)                       98,563,535
              --------------------------------------------------------------
              SHORT-TERM INVESTMENTS -- 29.2%
              --------------------------------------------------------------

              SHORT-TERM INVESTMENTS -- 24.3%

              GE Money Market Fund
               Institutional Class
               0.00%......................              24,705,216   (d,k)

              TIME DEPOSIT -- 4.9%

              State Street Corp.
               0.01%          04/01/10....  5,000,000    5,000,000    (e)

              TOTAL SHORT-TERM INVESTMENTS
               (COST $29,705,216).........              29,705,216

              TOTAL INVESTMENTS
               (COST $128,551,726)........             128,268,751

              LIABILITIES IN EXCESS OF OTHER
               ASSETS, NET -- (26.0)%                  (26,498,931)
                                                      ------------

              NET ASSETS -- 100.0%........            $101,769,820
                                                      ============

                           OTHER INFORMATION
                           --------------------------

The GE Short-Term Government Fund had the following short futures contracts open at March 31, 2010 (unaudited):

                                       NUMBER     CURRENT
                           EXPIRATION    OF       NOTIONAL     UNREALIZED
      DESCRIPTION             DATE    CONTRACTS    VALUE      APPRECIATION
      --------------------------------------------------------------------

      2 Yr. U.S. Treasury
       Notes Futures       June 2010     282    $(61,180,782)   $37,958

See Notes to Schedules of Investments on page 120 and Notes to Financial Statements on page 154.


               90
                                                      [GRAPHIC]

                                    [GRAPHIC]

                                GE Tax-Exempt Fund




                                [PHOTO]

                        Michael J. Caufield
                        Senior Vice President


Michael J. Caufield
Senior Vice President

The GE Tax-Exempt Fund is managed by Michael J. Caufield. See portfolio managers' biographical information beginning on page 184.

Q.HOW DID THE GE TAX-EXEMPT FUND PERFORM COMPARED TO ITS BENCHMARK AND
  MORNINGSTAR PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2010?

A.For the six-month period ended March 31, 2010, the GE Tax-Exempt Fund returned 0.25% for Class A shares, -0.12% for Class B shares, -0.06% for Class C shares and 0.41% for Class Y shares. The Barclays Capital 10 Year Municipal Bond Index, the Fund's benchmark, returned 0.11%, and the Morningstar peer group consisting of 247 Intermediate Municipal Bond Funds returned an average of 0.10% for the same period.

Q.WHAT WERE THE PRIMARY DRIVERS BEHIND FUND PERFORMANCE?

A.While the municipal bond market experienced a dramatic turnaround during 2009, the last six months has allowed the market to clearly define its range of rate tolerance. Driven by historically attractive relative value spreads, and strong fundamentals, the municipal securities market could not sustain the record pace of the first nine months through the fourth quarter of 2010. The market suffered from a classic overbought condition, which drove spreads to unsustainable levels and slowed the flow of funds into open-end mutual funds. The yield curve remained at historically steep levels throughout the fourth quarter and continued to reward those investors willing to assume additional risk. As investors in search of higher yields began to migrate out the yield curve, intermediate demand slowed and yields sharply increased.

  As we entered the first quarter of 2010, the municipal market once again offered extremely attractive alternatives to taxable investments as institutional investors approached the market with a clean slate. The ten year sector attracted considerable attention of both taxable and tax-exempt investors alike. Retail investors re-emerged as a factor and rates began to sharply trend lower. Once again overwhelming demand pushed the market towards unsustainable levels and the market quickly corrected moving back to the higher end of the established trading range by quarter-end.

  The Fund, with the majority of its assets conservatively invested inside of ten years, ably navigated through the most volatile periods and avoided a great deal of the back-up in rates, which severely impacted assets between 10-15 years.

Q.WHAT HAPPENED IN THE U.S. ECONOMY DURING THE SIX-MONTH PERIOD ENDED MARCH 31,
  2010 AND HOW WAS THE FUND POSITIONED WITH RESPECT TO SUCH ECONOMIC CONDITIONS?

A.The overriding factor impacting the U.S. economy over the last six months has been the efforts of the federal government to fund an aggressive response to the nation's employment, health care and housing dilemmas. The expectation of increased federal deficits and growing social spending needs will require extensive borrowing as well as the necessity of increased revenue generation. Both will impact the investor class, and the supply demand dynamic of the tax-exempt market over the last six months has reflected increased investor awareness of the potential impact.

  In an effort to manage long-term deficits, the federal government transferred the costs of many programs to the State and local level. State and local entities in turn continued to struggle to balance their budgets, given lower than expected tax revenues and years of unconstrained spending. The ability of several large municipal entities to provide essential services was seriously challenged. The federal government, as a result, focused a significant part of its economic stimulus efforts on municipalities.

                                                  [GRAPHIC]  91


                                    [GRAPHIC]

                               GE Tax-Exempt Fund



  The American Reinvestment and Recovery Act passed in early 2009 created the Build America Bond (BAB) program providing federal subsidies to municipalities issuing bonds in the taxable market. This Act allowed states and municipalities to issue federally taxable municipal bonds with 35% of the interest cost directly subsidized by a rebate from the federal government. This new source of financing for issuers translated into significant borrowing cost savings while introducing municipal debt to a new class of investor, both domestic and foreign. However the diversion of new issue product away from traditional tax-exempt investors, when combined with the reality of significantly higher taxes from both the expiration of the Bush tax cuts and new taxes attributable to the Health Care Reform Act of 2010, magnified the benefits of tax-exempt investing. The resultant supply/demand imbalance has clearly been a key determinant in the direction of rates.

  While fundamentals have been strong over the last six-month period, the market has experienced several short-term bouts of acute volatility. We have seen large swings in yields as technical factors have tested both ends of a well defined trading range. The Fund with its conservative curve positioning and income driven investment bias, has consistently performed well during the most volatile periods, with returns exceeding both the market benchmark and the average returns of its peer group.

               92
                                                      [GRAPHIC]

                                    [GRAPHIC]

                               GE Tax-Exempt Fund



                                             Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2010.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

OCTOBER 1, 2009 - MARCH 31, 2010

----------------------------------------------------------------------------------------------
                         ACCOUNT VALUE AT THE     ACCOUNT VALUE AT THE      EXPENSES PAID
                      BEGINNING OF THE PERIOD ($) END OF THE PERIOD ($) DURING THE PERIOD ($)*
----------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
----------------------------------------------------------------------------------------------
    Class A                    1,000.00                 1,002.47                 4.84
    Class B                    1,000.00                   998.77                 8.62
    Class C                    1,000.00                   999.43                 8.47
    Class Y                    1,000.00                 1,004.05                 3.60
----------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
----------------------------------------------------------------------------------------------
    Class A                    1,000.00                 1,019.90                 4.88
    Class B                    1,000.00                 1,016.17                 8.70
    Class C                    1,000.00                 1,016.32                 8.55
    Class Y                    1,000.00                 1,021.12                 3.63
----------------------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 0.86% for Class A
 Shares, 1.61% for Class B Shares, 1.59% for Class C Shares and 0.60% for Class Y Shares (for the period October 1, 2009 -- March 31, 2010), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six month period).
**Actual Fund Returns for the six-month period ended March 31, 2010 were as follows: 0.25% for Class A shares, (0.12)% for Class B shares, (0.06)% for Class C shares, and 0.41% for Class Y shares.

                                                  [GRAPHIC]  93


                                    [GRAPHIC]

                               GE Tax-Exempt Fund



INVESTMENT PROFILE

A mutual fund designed for investors who seek as high a level of income exempt from federal income taxation as is consistent with preservation of capital by investing primarily in investment-grade municipal obligations.
--------------------------------------------------------------------------------
QUALITY RATINGS AS OF MARCH 31, 2010 (UNAUDITED) as a % of Market Value

                  --------------------------------------------
                                                 PERCENTAGE OF
                  MOODY'S / S&P / FITCH RATING*  MARKET VALUE
                  -----------------------------  -------------
                        Aaa/AAA                      37.27%
                  --------------------------------------------
                        Aa/AA                        32.79%
                  --------------------------------------------
                        A/A                          20.60%
                  --------------------------------------------
                        Baa/BBB                       4.88%
                  --------------------------------------------
                        Ba/BB and lower               1.19%
                  --------------------------------------------
                        NR/Other                      3.27%
                  --------------------------------------------
                                                    100.00%
                  --------------------------------------------

* Moody's Investors Services Inc, Standard & Poor's and Fitch are nationally recognized statistical rating organizations.
--------------------------------------------------------------------------------
MORNINGSTAR PERFORMANCE COMPARISON
Intermediate Municipal Bond Peer Group
Based on average annual returns for periods ended 3/31/10

                                                  SIX   ONE   FIVE  TEN
                                                 MONTHS YEAR  YEAR  YEAR
                                                 ------ ----  ----  ----

       Number of Funds in peer group               247   240   188   121
       ------------------------------------------------------------------

       Peer group average annual total return**   0.10% 9.72% 3.82% 4.52%
       ------------------------------------------------------------------

Morningstar Category in peer group: Intermediate Municipal Bond
**Morningstar performance comparisons are based on average annual total returns for the six-months, one-year, five-year and ten-year periods indicated in the Intermediate Municipal Bond peer group consisting of 247, 240, 188 and 121 underlying funds, respectively.

--------------------------------------------------------------------------------

 CHANGE IN VALUE OF A $10,000 INVESTMENT

                                 CLASS A SHARES

                                    [CHART]

                                 Barclays Capital
                                 U.S. Municipal
           GE Tax-Exempt        Bond Index 10 Year       With Load
           -------------        ------------------       ---------
03/00        10,000.00             10,000.00              9,575.00
09/00        10,372.61             10,411.59              9,931.77
09/01        11,438.12             11,453.01             10,952.00
09/02        12,385.84             12,537.83             11,859.44
09/03        12,823.89             13,009.82             12,278.88
09/04        13,128.31             13,621.87             12,570.35
09/05        13,325.86             14,003.30             12,759.51
09/06        13,701.04             14,640.81             13,118.74
09/07        13,990.16             15,145.70             13,395.58
09/08        13,873.26             15,228.50             13,283.64
09/09        15,550.99             17,406.12             14,890.07
03/10        15,589.47             17,425.24             14,926.92



AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2010

                                                                            ENDING
                                                                          VALUE OF A
                                  SIX    ONE   FIVE  TEN                   $10,000
                                 MONTHS  YEAR  YEAR  YEAR  COMMENCEMENT INVESTMENT (A)
                                 ------  ----  ----  ----  ------------ --------------

GE Tax-Exempt Fund                0.25%  6.73% 3.61% 4.54%   09/08/93       15,589

With Load                        (4.01)% 2.20% 2.72% 4.09%                  14,927

Barclays Capital U.S. Municipal
 Bond Index 10 Year               0.11%  7.72% 5.02% 5.71%                  17,425

--------------------------------------------------------------------------------

               94
                                                      [GRAPHIC]

                                    [GRAPHIC]

                               GE Tax-Exempt Fund




                                 CLASS B SHARES

                                    [CHART]
                                      Barclays Capital U.S.
             GE Tax-Exempt         Municipal Bond Index 10 Year
             -------------         ----------------------------
03/00          10,000.00                    10,000.00
09/00          10,343.52                    10,411.59
09/01          11,319.77                    11,453.01
09/02          12,166.56                    12,537.83
09/03          12,493.43                    13,009.82
09/04          12,704.62                    13,621.87
09/05          12,799.40                    14,003.30
09/06          13,062.14                    14,640.81
09/07          13,238.82                    15,145.70
09/08          13,067.11                    15,228.50
09/09          14,647.35                    17,406.12
03/10          14,683.60                    17,425.24


AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2010

                                                                            ENDING
                                                                          VALUE OF A
                                  SIX    ONE   FIVE  TEN                   $10,000
                                 MONTHS  YEAR  YEAR  YEAR  COMMENCEMENT INVESTMENT (A)
                                 ------  ----  ----  ----  ------------ --------------

GE Tax-Exempt Fund               (0.12)% 6.04% 2.84% 3.93%   09/08/93       14,684

With Load                        (3.12)% 3.04% 2.84% 3.93%

Barclays Capital U.S. Municipal
 Bond Index 10 Year               0.11%  7.72% 5.02% 5.71%                  17,425

--------------------------------------------------------------------------------

                                 CLASS C SHARES

                                    [CHART]
                                       Barclays Capital U.S.
             GE Tax-Exempt         Municipal Bond Index 10 Year
             -------------         ----------------------------
03/00          10,000.00                    10,000.00
09/00          10,343.87                    10,411.59
09/01          11,320.58                    11,453.01
09/02          12,155.04                    12,537.83
09/03          12,492.21                    13,009.82
09/04          12,703.88                    13,621.87
09/05          12,788.34                    14,003.30
09/06          13,051.57                    14,640.81
09/07          13,239.94                    15,145.70
09/08          13,017.72                    15,228.50
09/09          14,481.13                    17,406.12
03/10          14,472.82                    17,425.24


AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2010

                                                                            ENDING
                                                                          VALUE OF A
                                  SIX    ONE   FIVE  TEN                   $10,000
                                 MONTHS  YEAR  YEAR  YEAR  COMMENCEMENT INVESTMENT (A)
                                 ------  ----  ----  ----  ------------ --------------

GE Tax-Exempt Fund               (0.06)% 6.00% 2.84% 3.77%   09/30/99       14,473

With Load                        (1.06)% 5.00% 2.84% 3.77%

Barclays Capital U.S. Municipal
 Bond Index 10 Year               0.11%  7.72% 5.02% 5.71%                  17,425

--------------------------------------------------------------------------------
                                 CLASS Y SHARES

                                    [CHART]
                                       Barclays Capital U.S.
             GE Tax-Exempt         Municipal Bond Index 10 Year
             -------------         ----------------------------
03/00          10,000.00                    10,000.00
09/00          10,399.00                    10,411.59
09/01          11,491.13                    11,453.01
09/02          12,475.43                    12,537.83
09/03          13,457.91                    13,009.82
09/04          13,835.69                    13,621.87
09/05          14,049.28                    14,003.30
09/06          14,483.70                    14,640.81
09/07          14,835.18                    15,145.70
09/08          14,739.38                    15,228.50
09/09          16,557.72                    17,406.12
03/10          16,624.85                    17,425.24

AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED MARCH 31, 2010

                                                                           ENDING
                                                                         VALUE OF A
                                  SIX   ONE   FIVE  TEN                   $10,000
                                 MONTHS YEAR  YEAR  YEAR  COMMENCEMENT INVESTMENT (A)
                                 ------ ----  ----  ----  ------------ --------------

GE Tax-Exempt Fund                0.41% 7.00% 3.83% 5.21%   09/26/97       16,625

Barclays Capital U.S. Municipal
 Bond Index 10 Year               0.11% 7.72% 5.02% 5.71%                  17,425

                                    [GRAPHIC]


See Notes to Performance beginning on page 1 for further information.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

--------------------------------------------------------------------------------

                                                  [GRAPHIC]  95


GE TAX-EXEMPT FUND                                 March 31, 2010 (unaudited)

                                    [GRAPHIC]

Schedule of Investments

                              GE TAX-EXEMPT FUND

Portfolio Composition as a % of Market Value of $43,869 (in thousands) as of March 31, 2010 (unaudited)

                                    [CHART]
                Transportation                           29.8%
                General Obligation                       17.0%
                Education                                15.4%
                Water & Sewer                             8.2%
                Hospital                                  8.1%
                Electricity                               7.7%
                Lease/Other                               4.1%
                Housing                                   3.7%
                Utilities                                 2.5%
                Industrial Development                    2.1%
                Short-Term                                1.4%
                Other Investments                         0.0%*

               * Less than 0.1%



                                                        PRINCIPAL
                                                           AMOUNT       VALUE

                 MUNICIPAL BONDS AND NOTES -- 101.9%+
                 -----------------------------------------------------------------

                 ARIZONA -- 1.2%

                 Pima County Industrial Development
                  Authority
                  5.75%              09/01/29......... $  500,000 $   502,865

                 ARKANSAS -- 0.8%

                 Arkansas Housing Development
                  Agency
                  8.38%              07/01/11.........    315,000     345,568 (l)

                 CALIFORNIA -- 4.0%

                 City of San Diego CA
                  8.88%              02/01/11.........     40,000      41,071 (l)
                 Los Angeles Harbor Department
                  5.00%              08/01/26.........  1,160,000   1,229,055
                 Sacramento Municipal Utility District
                  6.80%              10/01/19.........     43,000      51,501 (l)
                  9.00%              04/01/13.........    340,000     380,032 (l)
                                                                    1,701,659

                 COLORADO -- 0.4%

                 City of Colorado Springs Co.
                  8.50%              11/15/11.........     45,000      49,232 (l)
                 Denver City & County Co.
                  7.00%              08/01/10.........    130,000     132,709 (l)
                                                                      181,941

                                                  PRINCIPAL
                                                     AMOUNT        VALUE

                CONNECTICUT -- 8.4%

                City of New Haven (AMBAC Insured)
                 5.38%            12/01/12...... $1,000,000  $ 1,092,450 (n)
                Connecticut State Health &
                 Educational Facility Authority
                 4.75%            07/01/30......  1,100,000    1,081,663
                 7.00%            07/01/12......    200,000      208,244 (l)
                Town of Fairfield CT
                 5.00%            01/01/21......  1,000,000    1,163,400
                                                               3,545,757

                FLORIDA -- 4.9%

                City of Gainesville
                 8.13%            10/01/14......    110,000      128,638 (l)
                City of Tampa
                 5.00%            10/01/26......    615,000      632,368
                Jacksonville Health Facilities
                 Authority
                 11.50%           10/01/12......    200,000      250,984 (l)
                North Broward Hospital District
                 5.25%            01/15/12......    740,000      775,180 (m)
                State of Florida
                 10.00%           07/01/14......    235,000      276,304 (l)
                                                               2,063,474

                GEORGIA -- 5.5%

                Columbus Medical Center Hospital
                 Authority
                 7.75%            07/01/10......     50,000       50,889 (l)
                Metropolitan Atlanta Rapid Transit
                 Authority
                 7.00%            07/01/11......    390,000      407,441 (l)
                Municipal Electric Authority of
                 Georgia
                 5.25%            01/01/19......  1,000,000    1,119,500
                Private Colleges & Universities
                 Authority
                 6.00%            06/01/11......    225,000      226,411
                State of Georgia
                 4.50%            01/01/29......    500,000      525,405
                                                               2,329,646

                HAWAII -- 4.7%

                State of Hawaii
                 5.25%            07/01/24......  1,335,000    1,421,949
                State of Hawaii (AGM Insured)
                 5.75%            02/01/14......    500,000      576,970 (n)
                                                               1,998,919

See Notes to Schedules of Investments on page 120 and Notes to Financial Statements on page 154.


               96
                                                      [GRAPHIC]

GE TAX-EXEMPT FUND                                 March 31, 2010 (unaudited)

                                    [GRAPHIC]

Schedule of Investments


                                                    PRINCIPAL
                                                       AMOUNT          VALUE

                 IDAHO -- 2.7%

                 Idaho Housing & Finance Assoc.
                  5.00%             07/15/17...... $1,000,000    $ 1,125,630

                 ILLINOIS -- 1.2%

                 Chicago Metropolitan Water
                  Reclamation District-Greater Chicago
                  5.00%             12/01/10......    500,000        515,445

                 INDIANA -- 3.4%

                 Indiana Municipal Power Agency/IN
                  5.50%             01/01/27......    500,000        539,500
                 Indiana Toll Road Commission
                  9.00%             01/01/15......    580,000        696,661 (l)
                 Purdue University
                  5.25%             07/01/11......    200,000        211,178
                                                                   1,447,339

                 IOWA -- 0.8%

                 Muscatine IA
                  9.70%             01/01/13......    310,000        355,347 (l)

                 KENTUCKY -- 2.4%

                 Kentucky Economic Development
                  Finance Authority
                  6.00%             06/01/30......    500,000        490,225
                 Kentucky State Property & Buildings
                  Commission
                  5.25%             02/01/27......    500,000        542,165
                                                                   1,032,390

                 MAINE -- 1.3%

                 University of Maine (AGM Insured)
                  5.38%             03/01/12......    500,000        541,715 (n)

                 MARYLAND -- 2.5%

                 County of Prince Georges MD
                  (AGM Insured)
                  5.50%             05/15/12......    500,000        548,805 (n)
                 Maryland Health & Higher
                  Educational Facilities Authority
                  5.13%             07/01/39......    500,000        500,505
                                                                   1,049,310

                                                  PRINCIPAL
                                                     AMOUNT       VALUE

               MASSACHUSETTS -- 1.7%

               Commonwealth of Massachusetts
                (AGM Insured)
                5.25%             12/15/12...... $  500,000 $   553,610  (n)
               Massachusetts Port Authority
                13.00%            07/01/13......    150,000     179,997  (l)
                                                                733,607

               MICHIGAN -- 1.2%

               Detroit MI (AGM Insured)
                5.25%             07/01/22......    500,000     522,485  (n)

               MINNESOTA -- 2.6%

               City of Rochester MN
                5.00%             11/15/38......    500,000     509,515
               City of St Cloud MN
                5.13%             05/01/30......    500,000     496,575
               Western Minnesota Municipal Power
                Agency
                6.63%             01/01/16......    100,000     115,534  (l)
                                                              1,121,624

               MISSISSIPPI -- 1.4%

               State of Mississippi
                5.50%             09/01/14......    500,000     578,190

               MISSOURI -- 5.3%

               Missouri Highway & Transportation
                Commission
                5.00%             05/01/21......  1,500,000   1,714,155
               Missouri Joint Municipal Electric
                Utility Commission
                5.75%             01/01/29......    500,000     530,215
                                                              2,244,370

               NEW JERSEY -- 7.6%

               Atlantic County Improvement
                Authority
                7.40%             07/01/16......    175,000     206,902  (l)
               Atlantic County Improvement
                Authority (AMBAC Insured)
                7.40%             03/01/12......    125,000     135,907 (l,n)
               New Jersey Economic Development
                Authority
                4.50%             09/01/26......    500,000     495,970
               New Jersey St. Transit Corp. (AMBAC
                Insured)
                5.50%             09/15/11......    500,000     525,985  (n)

See Notes to Schedules of Investments on page 120 and Notes to Financial Statements on page 154.


                                                  [GRAPHIC]  97


GE TAX-EXEMPT FUND                                 March 31, 2010 (unaudited)

                                    [GRAPHIC]

Schedule of Investments


                                                      PRINCIPAL
                                                         AMOUNT       VALUE
                New Jersey State Turnpike Authority
                 (AMBAC Insured)
                 6.50%            01/01/16.......... $  210,000 $   242,482 (l,n)
                 6.50%            01/01/16..........     40,000      45,554  (n)
                New Jersey Transportation Trust
                 Fund Authority (AGM Insured)
                 5.75%            12/15/12..........    500,000     554,720  (n)
                State of New Jersey
                 5.00%            06/15/23..........  1,000,000   1,027,670
                                                                  3,235,190

                NEW MEXICO -- 0.6%

                New Mexico Finance Authority
                 5.00%            12/15/26..........    250,000     266,500

                NEW YORK -- 6.7%

                Brooklyn Arena Local Development
                 Corp.
                 6.00%            07/15/30..........    500,000     508,120
                New York State Dormitory Authority
                 6.50%            12/01/21..........    500,000     522,120
                 7.38%            07/01/16..........    490,000     575,123  (l)
                 7.50%            05/15/11..........     30,000      30,230  (m)
                 7.50%            05/15/11..........     50,000      53,167
                New York State Urban Development
                 Corp.
                 5.50%            01/01/19..........  1,000,000   1,133,260
                                                                  2,822,020

                NORTH CAROLINA -- 2.6%

                City of Charlotte NC
                 5.00%            06/01/23..........    500,000     565,885
                State of North Carolina
                 4.63%            05/01/29..........    500,000     515,495
                                                                  1,081,380

                OHIO -- 3.0%

                City of Cleveland
                 5.00%            01/01/27..........  1,000,000   1,012,640
                Kent State University Revenues
                 5.00%            05/01/30..........    250,000     258,087
                                                                  1,270,727

                PENNSYLVANIA -- 5.8%

                Allegheny County Hospital
                 Development Authority
                 7.38%            07/01/12..........    205,000     221,308  (l)
                City of Philadelphia
                 6.25%            08/01/12..........    250,000     276,360
                 7.00%            05/15/20..........    320,000     380,214  (l)

                                                      PRINCIPAL
                                                         AMOUNT       VALUE
                Delaware River Port Authority
                 Pa & N J
                 6.50%               01/15/11....... $   60,000 $    62,858  (l)
                Pennsylvania Higher Educational
                 Facilties Authority
                 5.50%               08/15/18.......    500,000     569,185
                Philadelphia Authority for Industrial
                 Development
                 5.25%               09/01/36.......    500,000     412,345
                Pittsburgh Urban Redevelopment
                 Authority (FGIC Insured)
                 7.25%               09/01/14.......    485,000     549,544 (l,n)
                                                                  2,471,814

                RHODE ISLAND -- 1.3%

                Rhode Island Health & Educational
                 Building Corp.
                 6.25%               09/15/34.......    500,000     537,250

                SOUTH CAROLINA -- 2.5%

                Charleston Educational Excellence
                 Finance Corp.
                 5.25%               12/01/27.......    500,000     521,545
                Grand Strand Water & Sewer
                 Authority (AGM Insured)
                 5.38%               06/01/13.......    500,000     543,220  (n)
                                                                  1,064,765

                TEXAS -- 7.0%

                North Texas Tollway Authority
                 5.63%               01/01/33.......    500,000     519,155
                State of Texas
                 5.00%               04/01/28.......    750,000     794,482
                University of Texas
                 5.00%               08/15/24.......  1,500,000   1,671,600
                                                                  2,985,237

                VIRGINIA -- 3.0%

                Chesterfield County Economic
                 Development Authority
                 5.00%               05/01/23.......    250,000     267,087
                Virginia Public School Authority
                 4.50%               08/01/28.......  1,000,000   1,027,190
                                                                  1,294,277

                WISCONSIN -- 5.4%

                State of Wisconsin
                 6.60%               07/01/11.......    525,000     561,424  (l)
                State of Wisconsin (FGIC Insured)
                 5.25%               07/01/16.......  1,500,000   1,724,670 (m,n)
                                                                  2,286,094
                TOTAL MUNICIPAL BONDS AND NOTES
                 (COST $41,626,474).................             43,252,535

See Notes to Schedules of Investments on page 120 and Notes to Financial Statements on page 154.


               98
                                                      [GRAPHIC]

GE TAX-EXEMPT FUND                                 March 31, 2010 (unaudited)

                                    [GRAPHIC]

Schedule of Investments


                                                         PRINCIPAL
                                                            AMOUNT        VALUE
                      ----------------------------------------------------------------
                      OTHER INVESTMENTS -- 0.0%*
                      ----------------------------------------------------------------

                      GEI Investment Fund
                       (COST $3,864)....................           $     3,207   (k)

                      TOTAL INVESTMENTS IN SECURITIES
                       (COST $41,630,338)...............            43,255,742
                      ----------------------------------------------------------------
                      SHORT-TERM INVESTMENTS -- 1.4%
                      ----------------------------------------------------------------

                      GE Money Market Fund
                       Institutional Class
                       0.00%
                       (COST $612,983)..................               612,983  (d,k)

                      TOTAL INVESTMENTS
                       (COST $42,243,321)...............            43,868,725

                      LIABILITIES IN EXCESS OF OTHER ASSETS,
                       NET -- (3.3)%....                            (1,418,947)
                                                                   -----------

                      NET ASSETS -- 100.0%..............           $42,449,778
                                                                   ===========

See Notes to Schedules of Investments on page 120 and Notes to Financial Statements on page 154.


                                                  [GRAPHIC]  99


                                    [GRAPHIC]

                               GE Fixed Income Fund




                               [PHOTO]

                           Paul M. Colonna
                   President and Chief Investment
                        Officer - Fixed Income
Paul M. Colonna
President and Chief Investment Officer -- Fixed Income

The GE Fixed Income Fund is managed by a team of portfolio managers that includes Paul M. Colonna, William M. Healey, Mark H. Johnson and Vita Marie Pike. The team is led by Mr. Colonna who is vested with oversight authority. Each portfolio manager is assigned a class of assets, the size of which are determined by team consensus and adjusted on a monthly basis, if necessary. Although each portfolio manager manages his or her asset class independent of the other team members, the team is highly collaborative and communicative. See portfolio managers' biographical information beginning on page 184.

Q.HOW DID THE GE FIXED INCOME FUND PERFORM COMPARED TO ITS BENCHMARK AND
  MORNINGSTAR PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2010?

A.For the six-month period ended March 31, 2010, the GE Fixed Income Fund returned 3.68% for Class A shares, 3.29% for Class B shares, 3.38% for Class C shares, 3.64% for Class R shares and 3.70% for Class Y shares. The Barclays Capital U.S. Aggregate Bond Index, the Fund's benchmark, returned 1.99% and the Fund's Morningstar peer group of 1,162 Intermediate Term Bond Funds returned an average of 3.64% for the same period.

Q.DESCRIBE WHAT HAPPENED IN THE FIXED INCOME MARKETS DURING THE SIX-MONTH
  PERIOD ENDED MARCH 31, 2010?

A.The US economy and fixed income markets continued to improve over the six-month period ending March 31, 2010, primarily from rebuilding of inventory and public sector programs. Unemployment fell from its peak of 10.1% in October 2009 to 9.7% in March of 2010 and inflation remained subdued posting 1.3% (year-over-year Personal Consumption Expenditures (PCE) Core Price Index) in February of 2010. The Federal Reserve kept its fed funds target at 0.0-0.25% maintaining its intention to keep interest rates low "for an extended period." In February, however, the committee did raise the discount rate from 0.5% to 0.75%. Fed Chairman Bernanke explained the move was a "normalization" of bank lending and should not be interpreted as a change in monetary policy. Interest rates rose and the yield curve steepened during the period. US Treasury 2-year and 10-year note yields ended March at 1.02% and 3.83% respectively, up 7 and 52 basis points. Credit-related securities outperformed government securities, including agency mortgage-backed bonds as yield spreads narrowed. Commercial mortgaged-backed securities performed best, returning 12.68% followed by high yield which returned 11.1%. US treasuries lost -0.2% due to the increase in yields.

Q.WHAT WERE THE PRIMARY DRIVERS BEHIND FUND PERFORMANCE?

A.The main drivers of Fund performance relative to its benchmark was duration positioning and sector allocation. The Fund's duration was held shorter than the benchmark duration, which contributed positively to excess returns as interest rates rose. In general, the Fund's overweight allocation to investment grade corporate bonds and commercial mortgage-backed securities, in addition to the Fund's exposure to high yield and emerging market debt securities also contributed positively to the Fund's return relative to the benchmark, as these sectors outperformed government securities, which the Fund was generally underweight.

               100
                                                      [GRAPHIC]

                                    [GRAPHIC]

                              GE Fixed Income Fund


                                             Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution fees, professional fees, and administrative fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2010.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

OCTOBER 1, 2009 - MARCH 31, 2010

--------------------------------------------------------------------------------------------
                     ACCOUNT VALUE AT THE       ACCOUNT VALUE AT THE      EXPENSES PAID
                  BEGINNING OF THE PERIOD ($)   END OF THE PERIOD ($) DURING THE PERIOD ($)*
--------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
--------------------------------------------------------------------------------------------
    Class A                1,000.00                   1,036.79                 4.82
    Class B                1,000.00                   1,032.95                 8.62
    Class C                1,000.00                   1,033.80                 8.57
    Class R                1,000.00                   1,036.35                 6.09
    Class Y                1,000.00                   1,037.01                 3.66
--------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
--------------------------------------------------------------------------------------------
    Class A                1,000.00                   1,019.99                 4.78
    Class B                1,000.00                   1,016.32                 8.55
    Class C                1,000.00                   1,016.37                 8.50
    Class R                1,000.00                   1,018.77                 6.04
    Class Y                1,000.00                   1,021.12                 3.63
--------------------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 0.92% for Class A
 Shares, 1.67% for Class B Shares, 1.67% for Class C Shares, 1.18% for Class R Shares and 0.70% for Class Y Shares (for the period October 1, 2009 -- March 31, 2010), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six month period).
**Actual Fund Returns for the six-month period ended March 31, 2010 were as follows: 3.68% for Class A shares, 3.29% for Class B shares, 3.38% for Class C shares, 3.64% for Class R shares and 3.70% for Class Y shares.

                                                  [GRAPHIC]  101


                                    [GRAPHIC]

                              GE Fixed Income Fund



INVESTMENT PROFILE

A mutual fund designed for investors who seek maximum income consistent with prudent investment management and the preservation of capital by investing at least 80% of its net assets under normal circumstances in debt securities. The Fund invests primarily in a variety of investment grade debt securities such as mortgage-backed securities, corporate bonds, U.S. Government securities, and money market instruments.
--------------------------------------------------------------------------------
QUALITY RATINGS AS OF MARCH 31, 2010 (UNAUDITED) as a % of Market Value

                    ----------------------------------------
                                               PERCENTAGE OF
                                               MARKET VALUE
                    MOODY'S/S&P/FITCH RATING*  -------------
                        Aaa/AAA                    59.05%
                    ----------------------------------------
                        Aa/AA                       2.50%
                    ----------------------------------------
                        A/A                        13.35%
                    ----------------------------------------
                        Baa/BBB                    12.66%
                    ----------------------------------------
                        Ba/BB and lower            10.88%
                    ----------------------------------------
                        NR/Other                    1.56%
                    ----------------------------------------
                                                  100.00%
                    ----------------------------------------

*Moody's Investors Services Inc, Standard & Poor's and Fitch are nationally recognized statistical rating organizations.
--------------------------------------------------------------------------------
MORNINGSTAR PERFORMANCE COMPARISON
Intermediate-Term Bond Peer Group
Based on average annual returns for periods ended 3/31/10

                                                 SIX    ONE   FIVE  TEN
                                                MONTHS  YEAR  YEAR  YEAR
                                                ------ -----  ----  ----

      Number of Funds in peer group              1162   1130   863   499
      -------------------------------------------------------------------

      Peer group average annual total return**   3.64% 16.14% 4.25% 5.24%
      -------------------------------------------------------------------

Morningstar Category in peer group: Intermediate-Term Bond
**Morningstar performance comparisons are based on average annual total returns for the six-months, one-year, five-year and ten-year periods indicated in the Intermediate-Term Bond peer group consisting of 1162, 1130, 863 and 499 underlying funds, respectively.

--------------------------------------------------------------------------------

 CHANGE IN VALUE OF A $10,000 INVESTMENT
                                 CLASS A SHARES

                                    [CHART]

                                   Barclays Capital
                                    U.S. Aggregate
           GE Fixed Income           Bond Index            With Load
           ---------------         ----------------        ---------
03/00         10,000.00                10,000.00             9,575.00
09/00         10,422.08                10,480.88             9,979.14
09/01         11,684.75                11,838.46            11,188.15
09/02         12,575.39                12,856.15            12,040.94
09/03         13,151.03                13,551.64            12,592.11
09/04         13,543.99                14,050.07            12,968.37
09/05         13,828.44                14,442.78            13,240.73
09/06         14,261.55                14,972.90            13,655.43
09/07         14,941.23                15,741.88            14,306.23
09/08         15,050.23                16,316.81            14,410.59
09/09         16,007.18                18,039.33            15,326.87
03/10         16,596.04                18,398.06            15,890.71



 AVERAGE ANNUAL TOTAL RETURN FOR THE
 PERIODS ENDED MARCH 31, 2010

                                                                    ENDING
                                                                  VALUE OF A
                         SIX     ONE   FIVE  TEN                   $10,000
                        MONTHS   YEAR  YEAR  YEAR  COMMENCEMENT INVESTMENT (A)
                        ------  -----  ----  ----  ------------ --------------

 GE Fixed Income Fund    3.68%  10.12% 4.15% 5.20%   01/05/93       16,596

 With Load              (0.73)%  5.44% 3.25% 4.74%                  15,891

 Barclays Capital U.S.
  Aggregate Bond Index   1.99%   7.69% 5.44% 6.29%                  18,398

--------------------------------------------------------------------------------

                                 CLASS B SHARES

                                    [CHART]

                                  Barclays Capital
                                    U.S. Aggregate
           GE Fixed Income           Bond Index
           ---------------        ----------------
03/00         10,000.00               10,000.00
09/00         10,383.23               10,480.88
09/01         11,552.78               11,838.46
09/02         12,330.82               12,856.15
09/03         12,798.80               13,551.64
09/04         13,082.74               14,050.07
09/05         13,257.98               14,442.78
09/06         13,622.05               14,972.90
09/07         14,271.26               15,741.88
09/08         14,375.37               16,316.81
09/09         15,289.41               18,039.33
03/10         15,851.87               18,398.06



  AVERAGE ANNUAL TOTAL RETURN FOR THE
  PERIODS ENDED MARCH 31, 2010

                                                                   ENDING
                                                                 VALUE OF A
                          SIX   ONE   FIVE  TEN                   $10,000
                         MONTHS YEAR  YEAR  YEAR  COMMENCEMENT INVESTMENT (A)
                         ------ ----  ----  ----  ------------ --------------

  GE Fixed Income Fund    3.29% 9.30% 3.37% 4.71%   12/22/93       15,852

  With Load               0.29% 6.30% 3.37% 4.71%

  Barclays Capital U.S.
   Aggregate Bond Index   1.99% 7.69% 5.44% 6.29%                  18,398

--------------------------------------------------------------------------------

               102
                                                      [GRAPHIC]

                                    [GRAPHIC]

                              GE Fixed Income Fund



                                 CLASS C SHARES

                                    [CHART]
                                        Barclays Capital
             GE Fixed Income       U.S. Aggregate Bond Index
             ---------------       -------------------------
03/00           10,000.00                  10,000.00
09/00           10,383.29                  10,480.88
09/01           11,554.24                  11,838.46
09/02           12,342.32                  12,856.15
09/03           12,809.31                  13,551.64
09/04           13,093.53                  14,050.07
09/05           13,280.23                  14,442.78
09/06           13,594.63                  14,972.90
09/07           14,136.61                  15,741.88
09/08           14,133.84                  16,316.81
09/09           14,907.21                  18,039.33
03/10           15,411.08                  18,398.06

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2010

                                                                   ENDING
                                                                 VALUE OF A
                          SIX   ONE   FIVE  TEN                   $10,000
                         MONTHS YEAR  YEAR  YEAR  COMMENCEMENT INVESTMENT (A)
                         ------ ----  ----  ----  ------------ --------------

  GE Fixed Income Fund    3.38% 9.29% 3.39% 4.42%   09/30/99       15,411

  With Load               2.28% 8.29% 3.39% 4.42%

  Barclays Capital U.S.
   Aggregate Bond Index   1.99% 7.69% 5.44% 6.29%                  18,398

--------------------------------------------------------------------------------

                                 CLASS R SHARES

                                    [CHART]
                                        Barclays Capital
             GE Fixed Income       U.S. Aggregate Bond Index
             ---------------       -------------------------
01/29/08        10,000.00                  10,000.00
   03/08         9,973.24                  10,047.99
   06/08         9,814.26                   9,945.49
   09/08         9,648.08                   9,896.91
   12/08         9,674.58                  10,350.12
   03/09         9,649.29                  10,362.11
   06/09         9,805.21                  10,546.81
   09/09        10,226.46                  10,941.70
   12/09        10,349.60                  10,963.93
   03/10        10,598.22                  11,159.29

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2010

                                                                  ENDING
                                                                VALUE OF A
                           SIX   ONE     SINCE                   $10,000
                          MONTHS YEAR  INCEPTION COMMENCEMENT INVESTMENT (A)
                          ------ ----  --------- ------------ --------------

   GE Fixed Income Fund..  3.64% 9.83%   2.76%     01/29/08       10,598

   Barclays Capital U.S.
    Aggregate Bond Index.  1.99% 7.69%   4.95%*                   11,159

--------------------------------------------------------------------------------

                                 CLASS Y SHARES

                                    [CHART]
                                        Barclays Capital
             GE Fixed Income       U.S. Aggregate Bond Index
             ---------------       -------------------------
03/00           10,000.00                   10,000.00
09/00           10,426.30                   10,480.88
09/01           11,728.70                   11,838.46
09/02           12,644.54                   12,856.15
09/03           13,256.44                   13,551.64
09/04           13,686.59                   14,050.07
09/05           14,008.93                   14,442.78
09/06           14,496.01                   14,972.90
09/07           15,224.74                   15,741.88
09/08           15,360.95                   16,316.81
09/09           16,378.73                   18,039.33
03/10           16,984.90                   18,398.06

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2010


                                                                    ENDING
                                                                  VALUE OF A
                          SIX    ONE   FIVE  TEN                   $10,000
                         MONTHS  YEAR  YEAR  YEAR  COMMENCEMENT INVESTMENT (A)
                         ------ -----  ----  ----  ------------ --------------

  GE Fixed Income Fund    3.70% 10.28% 4.39% 5.44%   11/29/93       16,985

  Barclays Capital U.S.
   Aggregate Bond Index   1.99%  7.69% 5.44% 6.29%                  18,398

                                    [GRAPHIC]



See Notes to Performance beginning on page 1 for further information.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Index returns are not available from the Fund's inception date and therefore are calculated from the month end nearest to the class shares' inception date.

AN INVESTMENT IN THE GE FIXED INCOME FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

--------------------------------------------------------------------------------

                                                  [GRAPHIC]  103


GE FIXED INCOME FUND                               March 31, 2010 (unaudited)

                                    [GRAPHIC]

Schedule of Investments

                             GE FIXED INCOME FUND

Portfolio Composition as a % of Market Value of $103,937 (in thousands) as of March 31, 2010 (unaudited)

                                    [CHART]
                  Corporate Notes               34.9%
                  Mortgage Backed               30.4%
                  Asset Backed & Others         18.3%
                  U.S. Treasuries               15.9%
                  Other Investments              0.5%



                                             PRINCIPAL
                                                AMOUNT        VALUE
          BONDS AND NOTES -- 89.7%+
          ----------------------------------------------------------------

          U.S. TREASURIES -- 16.3%

          U.S. Treasury Bonds
           4.38%     11/15/39.............. $3,518,000 $  3,326,709  (h)
           4.50%     08/15/39..............    390,100      376,690

          U.S. Treasury Notes
           0.05%     01/31/11..............    636,800      639,387  (d)
           0.15%     11/30/11..............  2,247,000    2,243,928 (d,h)
           1.00%     12/31/11..............  4,165,600    4,173,898  (d)
           1.13%     12/15/12..............  1,665,900    1,651,453
           1.25%     11/30/10..............    157,500      158,466
           2.25%     01/31/15..............  1,217,100    1,203,884
           3.38%     11/15/19..............  2,156,600    2,080,951  (h)
           3.63%     02/15/20..............    619,000      608,458
           4.50%     11/15/10..............     27,000       27,705
                                                         16,491,529

          AGENCY MORTGAGE BACKED -- 18.8%

          Federal Home Loan Mortgage Corp.
           4.50%     06/01/33 - 02/01/35...     53,306       53,756  (h)
           5.00%     07/01/35..............    247,585      256,635  (h)
           5.50%     05/01/20 - 04/01/39...  1,844,002    1,955,796  (h)
           6.00%     04/01/17 - 11/01/37...  1,388,181    1,497,873  (h)
           6.50%     07/01/29 - 08/01/29...      7,423        8,194  (h)
           7.00%     10/01/16 - 08/01/36...    113,168      126,177  (h)
           7.50%     01/01/30 - 09/01/33...     25,783       29,457  (h)
           8.00%     11/01/30..............     16,474       19,028  (h)
           8.50%     04/01/30 - 05/01/30...     34,063       40,134  (h)
           9.00%     12/01/16..............      7,122        7,980  (h)
           9.50%     04/01/21..............        617          697  (h)

          Federal National Mortgage Assoc.
           4.00%     05/01/19 - 06/01/19...    217,604      225,464  (h)

                                            PRINCIPAL
                                               AMOUNT        VALUE
        4.50%       05/01/18 - 02/01/40... $2,331,845 $  2,363,943    (h)
        5.00%       07/01/20 - 05/01/39...  1,006,351    1,044,090    (h)
        5.47%       04/01/37..............      9,758       10,171    (i)
        5.50%       03/01/14 - 12/01/38...  3,697,948    3,920,806    (h)
        5.81%       03/01/37..............     10,117       10,523    (i)
        6.00%       09/01/14 - 07/01/35...  2,233,660    2,419,048    (h)
        6.50%       08/01/17 - 08/01/36...    404,375      440,477    (h)
        7.00%       08/01/13 - 02/01/34...     86,064       95,104    (h)
        7.50%       08/01/13 - 03/01/34...    163,124      184,270    (h)
        8.00%       12/01/12 - 11/01/33...     73,843       85,223    (h)
        8.50%       05/01/31..............      5,336        6,222    (h)
        9.00%       04/01/16 - 12/01/22...     16,493       18,246    (h)
        4.50%       TBA...................    245,000      245,536    (c)
        6.00%       TBA...................  2,469,000    2,660,348    (c)

       Government National Mortgage
        Assoc.
        4.50%       08/15/33 - 09/15/34...    317,707      324,529    (h)
        6.00%       04/15/27 - 09/15/36...    214,398      231,557    (h)
        6.50%       04/15/19 - 08/15/36...    418,796      456,415    (h)
        7.00%       03/15/12 - 10/15/36...    144,712      158,676    (h)
        7.50%       01/15/23 - 10/15/33...     75,579       85,381    (h)
        8.00%       12/15/29 - 02/15/30...      1,466        1,690    (h)
        9.00%       11/15/16 - 12/15/21...     54,622       61,068    (h)
                                                        19,044,514

       AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.2%

       Collateralized Mortgage Obligation
        Trust (Class B)
        0.85%       11/01/18..............      2,815        2,617 (d,f,h,r)

       Federal Home Loan Mortgage Corp.
        0.14%       09/25/43..............  1,243,252        7,519 (g,h,i,r)
        0.63%       09/15/34..............    102,538       89,653   (d,f)
        4.50%       10/15/16 - 03/15/19...    271,414       19,402  (g,h,r)
        5.00%       05/15/17 - 12/01/34...    677,598       84,529  (g,h,r)
        5.00%       05/15/38..............    119,539      119,451
        5.50%       04/15/17 - 06/15/33...    289,532       55,035  (g,h,r)
        7.50%       01/15/16..............      7,579        7,696    (h)
        7.50%       07/15/27..............      2,610          477  (g,h,r)
        8.00%       04/15/20..............      1,028        1,111    (h)
        8.00%       02/01/23 - 07/01/24...      7,126        1,451  (g,h,r)

       Federal Home Loan Mortgage STRIPS
        11.36%      08/01/27..............      1,702        1,388  (d,f,h)

       Federal National Mortgage Assoc.
        1.20%       12/25/42..............    277,801        9,395 (g,h,i,r)
        4.50%       05/25/18..............     48,422        1,735  (g,h,r)
        5.00%       08/25/17 - 02/25/32...    307,372       36,730  (g,h,r)
        5.00%       10/25/35 - 08/25/38...    325,082      314,586
        5.50%       01/25/33..............    156,303      164,362
        7.45%       08/25/16..............     77,263        3,324 (g,h,i,r)
        16.07%      03/25/31..............    221,728      253,118   (h,i)

       Federal National Mortgage Assoc.
        (Class 1)
        1.27%       11/01/34..............    287,234      243,498  (d,f,h)
        4.50%       09/01/35 - 01/01/36...    787,829      161,032   (g,r)
        5.00%       05/25/38..............    230,747       45,372   (g,r)

See Notes to Schedules of Investments on page 120 and Notes to Financial Statements on page 154.


               104
                                                      [GRAPHIC]

GE FIXED INCOME FUND                               March 31, 2010 (unaudited)

                                    [GRAPHIC]

Schedule of Investments


                                              PRINCIPAL
                                                 AMOUNT        VALUE

        Federal National Mortgage Assoc.
         (Class 2)
         4.50%        08/01/35.............. $  240,531 $     49,164  (g,r)
         5.00%        03/25/38..............    216,716       39,864  (g,r)
         5.50%        12/01/33..............     63,478       13,286  (g,r)
         6.00%        05/25/36..............    304,835       55,272  (g,r)
         7.50%        11/01/23..............     34,597        6,145 (g,h,r)
         8.00%        08/01/23 - 07/01/24...     15,415        3,242 (g,h,r)
         8.50%        03/01/17 - 07/25/22...      7,203        1,398 (g,h,r)
         9.00%        05/25/22..............      2,462          572 (g,h,r)

        Federal National Mortgage Assoc.
         (Class B)
         0.00%        12/25/22..............      2,438        2,159 (d,f,h)

        Federal National Mortgage Assoc.
         (Class H)
         5.00%        10/25/22..............     87,889        7,969 (g,h,r)

        Federal National Mortgage Assoc.
         (Class K)
        1008.00%      05/25/22..............         12          267 (g,h,r)

        Federal National Mortgage Assoc.
         REMIC
         5.00%        02/25/40..............     98,986       20,622  (g,r)
         5.90%        11/25/39..............    728,491       72,744 (g,i,r)

        Federal National Mortgage Assoc.
         STRIPS
         5.50%        11/25/39..............  1,252,740      256,060  (g,r)
         6.00%        01/01/35 - 09/01/35...    441,749       72,684  (g,r)

        Government National Mortgage Assoc.
         4.50%        05/20/38..............    135,898       20,921  (g,r)
                                                           2,245,850

        ASSET BACKED -- 2.3%

        Bear Stearns Asset Backed Securities
         Trust (Class A)
         0.62%        01/25/34..............     20,900       13,139  (h,i)

        Chase Funding Mortgage Loan Asset-
         Backed Certificates
         0.75%        03/25/32..............     28,941       18,569  (h,i)
         5.75%        05/25/32..............     31,758       15,962 (h,i,r)

        Countrywide Asset-Backed
         Certificates
         1.11%        05/25/33..............      3,256        1,924   (i)
         4.74%        10/25/35..............     92,086       78,000   (i)
         5.31%        08/25/35..............  2,000,000    1,854,698  (h,i)

        Countrywide Asset-Backed
         Certificates (Class 2)
         0.85%        06/25/33..............      1,457        1,243   (i)

        Countrywide Asset-Backed
         Certificates (Class A)
         0.81%        08/25/32..............     18,645       11,339  (h,i)
         1.05%        03/25/33..............     97,818       78,822  (h,i)

                                                   PRINCIPAL
                                                      AMOUNT        VALUE

              GSAMP Trust
               0.40%             12/25/35........ $   26,497 $     26,283   (i)

              Mid-State Trust
               7.54%             07/01/35........     11,318       10,714  (h,q)

              Popular ABS Mortgage Pass-Through
               Trust
               5.30%             11/25/35........    100,000       78,849

              Residential Asset Mortgage Products
               Inc. (Class A)
               0.81%             06/25/32........     14,310       11,142   (i)

              Residential Asset Securities Corp.
               0.75%             07/25/32........      6,071        3,032  (h,i)

              Residential Asset Securities Corp.
               (Class A)
               0.83%             06/25/33........     25,556       12,771   (i)

              Saxon Asset Securities Trust
               5.23%             08/25/35........    109,906       95,883   (i)

              Wachovia Asset Securitization Inc.
               (Class A)
               0.47%             06/25/34........     41,512       21,399  (i,q)

              Wells Fargo Home Equity Trust
               3.97%             05/25/34........        905          903 (h,i,r)
                                                                2,334,672

              CORPORATE NOTES -- 35.8%

              Abbey National Treasury Services
               PLC
               3.88%             11/10/14........    124,000      123,300   (b)

              Abu Dhabi National Energy Co.
               6.25%             09/16/19........    100,000      100,540   (b)

              AES El Salvador Trust
               6.75%             02/01/16........    100,000       95,009   (b)

              AES Panama S.A.
               6.35%             12/21/16........     40,000       40,336   (b)

              Agilent Technologies Inc.
               5.50%             09/14/15........     80,000       85,757

              Air Jamaica Ltd.
               9.38%             07/08/15........      7,857        7,936

              Alliance One International, Inc.
               10.00%            07/15/16........    155,000      161,975   (b)

              America Movil SAB de C.V.
               5.00%             03/30/20........    200,000      197,173   (b)

              American Tower Corp.
               4.63%             04/01/15........    166,000      170,717

              Amsted Industries Inc.
               8.13%             03/15/18........    156,000      156,000   (b)

See Notes to Schedules of Investments on page 120 and Notes to Financial Statements on page 154.


                                                  [GRAPHIC]  105


GE FIXED INCOME FUND                               March 31, 2010 (unaudited)

                                    [GRAPHIC]

Schedule of Investments


                                                   PRINCIPAL
                                                      AMOUNT        VALUE

                Anadarko Petroleum Corp.
                 6.20%             03/15/40...... $  112,000 $    110,198

                Anheuser-Busch InBev Worldwide
                 Inc.
                 5.00%             04/15/20......    232,000      232,714 (b)
                 5.38%             11/15/14......    145,000      157,050 (b)

                ARAMARK Corp.
                 8.50%             02/01/15......    334,000      341,515 (h)

                Arizona Public Service Co.
                 6.25%             08/01/16......     95,000      102,371 (h)

                AT&T Inc.
                 6.40%             05/15/38......    222,000      228,246 (h)
                 6.70%             11/15/13......    184,000      209,960

                Avis Budget Finance, Inc.
                 9.63%             03/15/18......    112,000      117,040 (b)

                Banco do Brasil S.A.
                 8.50%             10/29/49......    200,000      222,000 (b)

                Banco Mercantil del Norte S.A.
                 6.14%             10/13/16......     24,000       23,766 (i)

                Banco Nacional de Desenvolvimento
                 Economico e Social
                 5.50%             07/12/20......    200,000      198,000 (b)

                Bank of America Corp.
                 4.50%             04/01/15......    135,000      136,126
                 5.75%             12/01/17......    390,000      399,857 (h)
                 6.50%             08/01/16......    240,000      259,439
                 7.38%             05/15/14......     65,000       73,095

                BE Aerospace Inc.
                 8.50%             07/01/18......    223,000      238,053 (h)

                BES Investimento do Brasil S.A.
                 5.63%             03/25/15......    100,000       98,930 (b)

                BlackRock, Inc.
                 5.00%             12/10/19......    144,000      144,148

                Boise Co-Issuer Co.
                 8.00%             04/01/20......    112,000      112,000 (b)

                Bombardier Inc.
                 7.75%             03/15/20......    210,000      219,450 (b)

                Boston Scientific Corp.
                 4.50%             01/15/15......     70,000       67,086
                 6.00%             01/15/20......     74,000       69,907

                CA, Inc.
                 5.38%             12/01/19......    186,000      188,006
                 6.13%             12/01/14......     59,000       65,225

                Calpine Corp.
                 7.25%             10/15/17......    114,000      112,005 (b)

                                                    PRINCIPAL
                                                       AMOUNT        VALUE

               Cargill Inc.
                5.20%             01/22/13........ $  240,000 $    255,311 (b,h)
                6.00%             11/27/17........     96,000      104,205 (b,h)

               Case New Holland Inc.
                7.75%             09/01/13........    238,000      246,925  (b)

               Cenovus Energy Inc.
                4.50%             09/15/14........    128,000      133,542  (b)
                6.75%             11/15/39........    118,000      127,979  (b)

               Centrais Eletricas Brasileiras S.A.
                6.88%             07/30/19........    100,000      109,000  (b)

               Central American Bank for Economic
                Integration
                5.38%             09/24/14........    140,000      140,000  (b)

               CFG Investment SAC
                9.25%             12/19/13........    100,000      104,750

               Chesapeake Energy Corp.
                7.25%             12/15/18........    333,000      333,000  (h)

               Cincinnati Bell Inc.
                8.25%             10/15/17........    210,000      212,625
                8.75%             03/15/18........    134,000      135,173

               Citigroup, Inc.
                5.00%             09/15/14........    147,000      146,793
                5.13%             05/05/14........    165,000      168,590
                6.38%             08/12/14........     61,000       65,166
                8.50%             05/22/19........    609,000      710,816  (h)

               City National Capital Trust I
                9.63%             02/01/40........    105,000      116,658

               Clarendon Alumina Production Ltd.
                8.50%             11/16/21........    100,000       99,000 (b,h)

               Comcast Corp.
                6.40%             03/01/40........    116,000      117,906
                6.50%             01/15/15........    117,000      131,701

               Community Health Systems, Inc.
                8.88%             07/15/15........     66,000       68,310

               Consolidated Edison Company of
                New York Inc.
                5.85%             04/01/18........     12,000       13,133
                6.65%             04/01/19........    121,000      138,294

               Corp Nacional del Cobre de Chile
                5.63%             09/21/35........     22,000       21,160  (b)

               Corp Pesquera Inca SAC
                9.00%             02/10/17........     15,000       15,150  (b)

               COX Communications Inc.
                6.25%             06/01/18........    127,000      135,065 (b,h)
                7.13%             10/01/12........    100,000      111,766  (h)

               Credit Suisse
                6.00%             02/15/18........    213,000      225,520  (h)

See Notes to Schedules of Investments on page 120 and Notes to Financial Statements on page 154.


               106
                                                      [GRAPHIC]

GE FIXED INCOME FUND                               March 31, 2010 (unaudited)

                                    [GRAPHIC]

Schedule of Investments


                                                      PRINCIPAL
                                                         AMOUNT        VALUE

                Credit Suisse AG
                 5.40%            01/14/20.......... $  166,000 $    167,298

                Credit Suisse First Boston
                 International for CJSC The EXIM of
                 Ukraine
                 7.65%            09/07/11..........    100,000       99,250

                Crown Castle Towers LLC
                 6.11%            01/15/40..........    110,000      115,064 (b)

                CVS Caremark Corp.
                 5.75%            06/01/17..........     58,000       62,547
                 6.13%            09/15/39..........    174,000      172,935

                DASA Finance Corp.
                 8.75%            05/29/18..........    222,000      237,540

                Denbury Resources, Inc.
                 8.25%            02/15/20..........    112,000      118,720

                DirecTV Financing Company Inc.
                 4.75%            10/01/14..........     50,000       52,236 (b)
                 5.88%            10/01/19..........    134,000      139,452 (b)

                DIRECTV Holdings LLC
                 5.20%            03/15/20..........    134,000      131,924 (b)

                DISH DBS Corp.
                 6.63%            10/01/14..........    132,000      132,990

                Dolphin Energy Ltd.
                 5.89%            06/15/19..........     99,000      101,723 (b)

                Drummond Company Inc.
                 7.38%            02/15/16..........     30,000       29,250

                Duke Energy Indiana Inc.
                 6.35%            08/15/38..........     79,000       84,235

                Dynegy Holdings Inc.
                 7.50%            06/01/15..........    212,000      175,960 (h)

                EDP Finance BV
                 4.90%            10/01/19..........    165,000      156,088 (b)

                El Paso Corp.
                 8.05%            10/15/30..........    112,000      111,806

                Empresa Nacional del Petroleo
                 6.25%            07/08/19..........    100,000      101,228 (b)

                Enel Finance International S.A.
                 5.13%            10/07/19..........    164,000      162,083 (b)

                European Investment Bank
                 4.88%            01/17/17..........    200,000      216,964 (h)

                Exelon Corp.
                 4.90%            06/15/15..........    166,000      173,011

                Exelon Generation Company LLC
                 5.20%            10/01/19..........     20,000       20,204
                 6.25%            10/01/39..........    146,000      147,635

                                                    PRINCIPAL
                                                       AMOUNT        VALUE

               Export-Import Bank of Korea
                5.88%            01/14/15......... $  100,000 $    107,795

               Fibria Overseas Finance Ltd.
                9.25%            10/30/19.........    100,000      114,000  (b)

               Gaz Capital S.A.
                9.25%            04/23/19.........    125,000      147,813

               Genworth Financial Inc.
                8.63%            12/15/16.........    104,000      113,491

               GlaxoSmithKline Capital Inc.
                4.85%            05/15/13.........     33,000       35,769

               Globo Comunicacao e Participacoes
                S.A.
                7.25%            04/26/22.........    100,000      105,250  (b)

               Hartford Financial Services Group
                Inc.
                5.50%            03/30/20.........    232,000      228,499

               HCA Inc.
                7.88%            02/15/20.........    264,000      276,375  (b)
                8.50%            04/15/19.........     45,000       48,403  (b)
                9.25%            11/15/16.........    296,000      314,685

               Health Management Associates, Inc.
                6.13%            04/15/16.........    159,000      151,448

               Holcim US Finance Sarl & Cie SCS
                6.00%            12/30/19.........    222,000      230,546  (b)

               Host Hotels & Resorts LP (REIT)
                9.00%            05/15/17.........    237,000      255,960  (b)

               HSBC Finance Corp.
                5.00%            06/30/15.........    287,000      298,878
                5.70%            06/01/11.........    251,000      261,503
                6.75%            05/15/11.........    125,000      131,388

               HSBC Holdings PLC
                6.80%            06/01/38.........    150,000      160,849

               Hutchison Whampoa International
                09/16 Ltd.
                4.63%            09/11/15.........    100,000      102,775  (b)

               Icahn Enterprises LP
                8.00%            01/15/18.........    144,000      138,780  (b)

               IIRSA Norte Finance Ltd.
                8.75%            05/30/24.........    286,657      313,889 (b,h)

               Illinois Power Co.
                9.75%            11/15/18.........    178,000      228,133

               Ingles Markets Inc.
                8.88%            05/15/17.........    264,000      275,880

               Intelsat Subsidiary Holding Company
                Ltd.
                8.88%            01/15/15.........    111,000      114,608

               Intergen N.V.
                9.00%            06/30/17.........    308,000      317,240  (b)

See Notes to Schedules of Investments on page 120 and Notes to Financial Statements on page 154.


                                                  [GRAPHIC]  107


GE FIXED INCOME FUND                               March 31, 2010 (unaudited)

                                    [GRAPHIC]

Schedule of Investments


                                              PRINCIPAL
                                                 AMOUNT        VALUE

                International Paper Co.
                 7.50%         08/15/21..... $  284,000 $    322,713

                JP Morgan Chase Capital XXV
                 (Series Y)
                 6.80%         10/01/37.....     55,000       54,748

                JPMorgan Chase & Co.
                 5.13%         09/15/14.....    152,000      160,573

                JPMorgan Chase Capital XXVII
                 7.00%         11/01/39.....    154,000      157,158

                Kazakhstan Temir Zholy Finance BV
                 6.50%         05/11/11.....    100,000      101,000

                KazMunaiGaz Finance Sub BV
                 11.75%        01/23/15.....    100,000      128,500 (b)

                Korea Hydro & Nuclear Power
                 Company Ltd.
                 6.25%         06/17/14.....    100,000      109,578 (b)

                Korea National Oil Corp.
                 5.38%         07/30/14.....    200,000      212,339 (b)

                Kraft Foods Inc.
                 5.38%         02/10/20.....    188,000      191,075

                Kreditanstalt fuer Wiederaufbau
                 3.50%         03/10/14.....    624,000      649,360
                 4.13%         10/15/14.....    312,000      327,348
                 4.50%         07/16/18.....    179,000      188,208

                L-3 Communications Corp.
                 5.88%         01/15/15.....    132,000      134,310

                Lincoln National Corp.
                 8.75%         07/01/19.....    195,000      238,441

                Lloyds TSB Bank PLC
                 4.38%         01/12/15.....    100,000       98,578 (b)
                 5.80%         01/13/20.....    398,000      388,324 (b)

                Majapahit Holding BV
                 7.25%         10/17/11.....    200,000      211,750 (b)
                 7.75%         10/17/16.....    211,000      231,309 (b)
                 7.75%         01/20/20.....    100,000      108,500

                Merrill Lynch & Company Inc.
                 6.05%         08/15/12.....    119,000      127,093
                 6.88%         04/25/18.....    209,000      225,233

                Midamerican Energy Holdings Co.
                 6.13%         04/01/36.....      9,000        9,068

                Morgan Stanley
                 5.50%         01/26/20.....    165,000      161,393
                 5.63%         09/23/19.....    233,000      232,178
                 6.00%         04/28/15.....    133,000      142,472
                 7.30%         05/13/19.....    343,000      378,949

                Motiva Enterprises LLC
                 6.85%         01/15/40.....    110,000      118,541 (b)

                                                     PRINCIPAL
                                                        AMOUNT        VALUE

                Naftogaz Ukraine
                 9.50%            09/30/14......... $  100,000 $    104,053 (o)

                National Agricultural Cooperative
                 Federation
                 5.00%            09/30/14.........    108,000      111,898 (b)

                Navistar International Corp.
                 8.25%            11/01/21.........    118,000      120,360

                NET Servicos de Comunicacao S.A.
                 7.50%            01/27/20.........    100,000      105,500 (b)

                New Communications Holdings Inc.
                 8.25%            04/15/17.........     68,000       69,190 (b)

                Newmont Mining Corp.
                 6.25%            10/01/39.........    262,000      261,992

                News America Inc.
                 5.65%            08/15/20.........     82,000       86,398
                 6.65%            11/15/37.........    156,000      164,066

                Nexen Inc.
                 6.20%            07/30/19.........    210,000      226,410
                 7.50%            07/30/39.........    140,000      159,695

                Nextel Communications, Inc.
                 (series D)
                 7.38%            08/01/15.........    112,000      106,400

                Nisource Finance Corp.
                 6.13%            03/01/22.........    100,000      104,334

                Noble Group Ltd.
                 6.75%            01/29/20.........    100,000      103,375 (b)

                Nomura Holdings Inc.
                 5.00%            03/04/15.........     58,000       59,288
                 6.70%            03/04/20.........     58,000       60,193

                NRG Energy, Inc.
                 7.38%            02/01/16.........    300,000      297,750

                Pacific Gas & Electric Co.
                 5.80%            03/01/37.........    120,000      119,071

                Pacificorp
                 6.00%            01/15/39.........    500,000      514,075
                 6.25%            10/15/37.........      6,000        6,371

                PAETEC Holding Corp.
                 8.88%            06/30/17.........     19,000       19,523
                 8.88%            06/30/17.........    137,000      140,768 (b)

                Pemex Finance Ltd.
                 9.03%            02/15/11.........     60,600       62,248 (h)

                Pemex Project Funding Master Trust
                 6.63%            06/15/38.........     30,000       29,085 (b)

                Petrobras International Finance Co.
                 5.75%            01/20/20.........    110,000      112,694

See Notes to Schedules of Investments on page 120 and Notes to Financial Statements on page 154.


               108
                                                      [GRAPHIC]

GE FIXED INCOME FUND                               March 31, 2010 (unaudited)

                                    [GRAPHIC]

Schedule of Investments


                                                 PRINCIPAL
                                                    AMOUNT        VALUE

                Petroleos Mexicanos
                 4.88%          03/15/15....... $  200,000 $    205,400 (b)
                 6.00%          03/05/20.......     40,000       41,000 (b)
                 8.00%          05/03/19.......     20,000       23,450

                Petroleum Company of Trinidad &
                 Tobago Ltd.
                 6.00%          05/08/22.......    100,000       94,000 (b)

                Petronas Capital Ltd.
                 5.25%          08/12/19.......    100,000      101,372 (b)

                Pioneer Natural Resources Co.
                 7.50%          01/15/20.......    229,000      235,617

                Plains All American Pipeline LP
                 4.25%          09/01/12.......    178,000      184,931

                Principal Financial Group, Inc.
                 8.88%          05/15/19.......     87,000      104,474

                ProLogis (REIT)
                 6.88%          03/15/20.......    112,000      110,626

                Prudential Financial, Inc.
                 3.63%          09/17/12.......     58,000       59,649
                 3.88%          01/14/15.......    166,000      165,688
                 5.15%          01/15/13.......     60,000       63,662
                 7.38%          06/15/19.......    130,000      149,082

                QVC Inc.
                 7.50%          10/01/19.......     97,000       98,940 (b)

                RailAmerica, Inc.
                 9.25%          07/01/17.......     94,000      100,228

                Republic Services Inc.
                 5.00%          03/01/20.......     82,000       80,410 (b)
                 5.25%          11/15/21.......    104,000      102,811 (b)
                 5.50%          09/15/19.......     82,000       83,980 (b)

                Reynolds Group DL Escrow Inc.
                 7.75%          10/15/16.......    100,000      102,750 (b)

                Rockies Express Pipeline LLC
                 5.63%          04/15/20.......    326,000      320,952 (b)

                RR Donnelley & Sons Co.
                 4.95%          04/01/14.......    167,000      167,838

                RSHB Capital SA for OJSC Russian
                 Agricultural Bank
                 6.30%          05/15/17.......    100,000      103,740 (b)

                Sabine Pass LNG LP
                 7.25%          11/30/13.......    110,000      103,400
                 7.50%          11/30/16.......     75,000       66,188

                SBA Telecommunications Inc.
                 8.00%          08/15/16.......     50,000       52,625 (b)
                 8.25%          08/15/19.......     76,000       80,940 (b)

                Security Benefit Life Insurance
                 8.75%          05/15/16.......     25,000       15,000 (b)

                                              PRINCIPAL
                                                 AMOUNT        VALUE

          Simon Property Group LP (REIT)
           5.65%      02/01/20.............. $  220,000 $    214,641
           6.75%      05/15/14..............    146,000      159,733

          Solutia Inc.
           7.88%      03/15/20..............    112,000      113,400

          Southern Copper Corp.
           7.50%      07/27/35..............    100,000      104,208

          Star Energy Geothermal Wayang
           Windu Ltd.
           11.50%     02/12/15..............    100,000      105,250 (b)

          Talecris Biotherapeutics Holdings
           Corp.
           7.75%      11/15/16..............    400,000      402,000 (b)

          Talisman Energy Inc.
           7.75%      06/01/19..............     36,000       42,896

          Teachers Insurance & Annuity
           Association of America
           6.85%      12/16/39..............    126,000      136,676 (b)

          Telecom Italia Capital S.A.
           7.18%      06/18/19..............    302,000      326,041

          Tesoro Corp. (Series B)
           6.63%      11/01/15..............    304,000      291,080

          The AES Corp.
           8.00%      10/15/17 - 06/01/20...     95,000       95,488

          The Dow Chemical Co.
           5.90%      02/15/15..............    166,000      179,716
           8.55%      05/15/19..............    170,000      205,656

          The Goldman Sachs Group Inc.
           5.38%      03/15/20..............    116,000      114,927

          The Kroger Co.
           6.15%      01/15/20..............    240,000      260,534

          The Potomac Edison Co.
           5.35%      11/15/14..............    112,000      117,532 (h)

          The Travelers Companies, Inc.
           5.80%      05/15/18..............    120,000      128,547

          The Williams Companies, Inc.
           7.88%      09/01/21..............    116,000      136,581

          Time Warner Cable Inc.
           5.00%      02/01/20..............    128,000      126,206
           6.75%      07/01/18..............    144,000      160,900
           7.50%      04/01/14..............    108,000      124,681

          Time Warner Inc.
           5.88%      11/15/16..............    154,000      168,251
           6.20%      03/15/40..............    116,000      114,517

          TNK-BP Finance S.A.
           6.25%      02/02/15..............     40,000       42,000 (b)
           7.25%      02/02/20..............     25,000       26,063 (b)

See Notes to Schedules of Investments on page 120 and Notes to Financial Statements on page 154.


                                                  [GRAPHIC]  109


GE FIXED INCOME FUND                               March 31, 2010 (unaudited)

                                    [GRAPHIC]

Schedule of Investments


                                                   PRINCIPAL
                                                      AMOUNT        VALUE

                Union Electric Co.
                 6.70%             02/01/19...... $   68,000 $     75,222

                UPC Germany GmbH
                 8.13%             12/01/17......    100,000      103,125 (b)

                USB Capital XIII Trust
                 6.63%             12/15/39......    163,000      164,998

                Vale Overseas Ltd.
                 6.88%             11/10/39......     22,000       22,795

                Valero Energy Corp.
                 6.13%             02/01/20......    222,000      222,056

                Vedanta Resources PLC
                 9.50%             07/18/18......    100,000      110,500 (b)

                Verizon Communications Inc.
                 6.35%             04/01/19......    152,000      168,296
                 6.40%             02/15/38......     80,000       83,003
                 6.90%             04/15/38......    120,000      132,347
                 8.75%             11/01/18......    136,000      170,613

                Verizon Wireless Capital LLC
                 5.55%             02/01/14......    238,000      260,096
                 7.38%             11/15/13......    137,000      158,471

                VIP Finance Ireland Ltd. for OJSC
                 Vimpel Communications (Class A)
                 8.38%             04/30/13......    100,000      108,250 (b)

                Virgin Media Finance PLC
                 8.38%             10/15/19......    100,000      102,750

                Voto-Votorantim Ltd.
                 6.75%             04/05/21......    100,000       98,750 (b)

                VTB Capital S.A.
                 6.47%             03/04/15......    100,000      102,250 (b)

                WEA Finance LLC
                 6.75%             09/02/19......    118,000      125,916 (b)
                 7.50%             06/02/14......    194,000      217,144 (b)

                Williams Partners LP
                 5.25%             03/15/20......     94,000       94,192 (b)
                 6.30%             04/15/40......    166,000      164,955 (b)

                Windstream Corp.
                 7.88%             11/01/17......    311,000      306,335

                Woodside Finance Ltd.
                 4.50%             11/10/14......    269,000      275,607 (b)

                Woori Bank
                 4.50%             10/07/15......    100,000       99,423 (b)

                Wyeth
                 5.50%             03/15/13......    219,000      239,709

                XL Capital Ltd.
                 5.25%             09/15/14......    256,000      264,637

                Xstrata Finance Canada Ltd.
                 5.80%             11/15/16......    116,325      121,367 (b)
                                                               36,299,128

                                                   PRINCIPAL
                                                      AMOUNT         VALUE

              NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 10.2%

              Banc of America Commercial
               Mortgage Inc.
               5.63%               07/10/46...... $  249,000  $    252,452

              Banc of America Commercial
               Mortgage Inc. (Class A)
               5.49%               02/10/51......    158,750       150,721
               5.66%               06/10/49......    280,000       252,267    (h)

              Banc of America Commercial
               Mortgage Inc. (Class C)
               5.70%               04/10/49......    100,000        22,357  (h,i,q)

              Banc of America Funding Corp.
               5.26%               02/20/36......     78,542         2,086  (h,i,q)
               5.48%               03/20/36......    110,180         5,215  (h,i,q)

              Banc of America Mortgage Securities
               Inc. (Class B)
               5.13%               01/25/36......    106,686         8,959  (h,i,q)
               5.32%               02/25/36......     87,943        16,478  (h,i,q)

              Bear Stearns Commercial Mortgage
               Securities
               5.24%               12/11/38......    100,000        87,413
               5.33%               02/11/44......    180,000       173,428
               5.41%               03/11/39......     93,396        95,263   (h,i)
               5.46%               03/11/39......    100,000        82,660    (i)
               5.69%               06/11/50......    230,000       227,626    (i)
               5.72%               06/11/40......    110,000        66,180    (i)
               6.21%               11/11/17......    140,000        79,130    (i)

              Bear Stearns Commercial Mortgage
               Securities (Class A)
               5.46%               04/12/38......     52,000        52,984    (i)
               5.92%               06/11/50......    120,000       101,507    (i)

              Bear Stearns Commercial Mortgage
               Securities (Class D)
               5.99%               09/11/42......     40,000        14,018  (h,i,q)

              Citigroup Commercial Mortgage
               Trust
               0.30%               04/15/22......    368,264       324,659  (b,h,i)

              Citigroup Commercial Mortgage
               Trust. (Class A)
               5.48%               10/15/49......    110,000        69,135

              Commercial Mortgage Pass Through
               Certificates
               0.33%               12/15/20......    139,714       127,139  (b,h,i)
               5.77%               06/10/46......    260,000       268,394    (h)

              Countrywide Alternative Loan Trust
               (Class B)
               6.00%               08/25/36......      1,998            --  **(h,q)

              Countrywide Asset-Backed
               Certificates
               0.53%               11/25/35......    450,806       412,531   (h,i)

See Notes to Schedules of Investments on page 120 and Notes to Financial Statements on page 154.


               110
                                                      [GRAPHIC]

GE FIXED INCOME FUND                               March 31, 2010 (unaudited)

                                    [GRAPHIC]

Schedule of Investments


                                                  PRINCIPAL
                                                     AMOUNT        VALUE

             Countrywide Commercial Mortgage
              Trust
              5.46%             07/12/46........ $  250,000 $    209,465

             Credit Suisse Mortgage Capital
              Certificates (Class C)
              5.65%             02/25/36........     80,863        5,766  (h,i,q)

             CS First Boston Mortgage Securities
              Corp.
              1.40%             03/15/35........  3,424,184           -- **(h,i,q)
              5.34%             10/25/35........    101,322       11,145  (h,i,q)

             Greenwich Capital Commercial
              Funding Corp.
              5.44%             03/10/39........    350,000      340,374    (h)
              5.60%             12/10/49........    605,000      618,464    (h)
              5.74%             12/10/49........    548,000      532,685    (h)

             GS Mortgage Securities Corp II
              5.55%             04/10/38........    400,000      402,013    (i)

             Impac CMB Trust (Class A)
              0.51%             10/25/35........    824,224      451,222   (h,i)

             Indymac INDA Mortgage Loan Trust
              5.26%             01/25/36........     59,792          454  (h,i,q)

             Indymac INDA Mortgage Loan Trust
              (Class B)
              5.26%             01/25/36........     71,450        3,488  (h,i,q)

             Interstar Millennium Trust (Class A)
              0.66%             03/14/36........     12,755       12,181    (i)

             JP Morgan Chase Commercial
              Mortgage Securities Corp.
              5.34%             08/12/37........    490,000      509,430    (i)
              5.50%             06/12/47........     60,000       31,200    (i)
              6.07%             02/12/51........    330,000      295,706
              6.20%             02/12/51........     60,000       10,892   (i,q)

             JP Morgan Chase Commercial
              Mortgage Securities Corp. (Class A)
              5.82%             06/15/49........    646,000      619,448
              5.90%             02/12/51........    220,000      184,070    (i)

             LB-UBS Commercial Mortgage Trust
              1.00%             01/15/36........  1,363,051       63,635  (d,h,q)
              1.99%             04/15/41........     50,000       31,660    (d)
              4.95%             09/15/30........    120,000      121,721
              5.66%             03/15/39........    429,000      439,283    (i)
              5.87%             09/15/45........    280,000      275,625    (i)

             LB-UBS Commercial Mortgage Trust
              (Class B)
              6.65%             07/14/16........     66,000       68,028   (h,q)

             LB-UBS Commercial Mortgage Trust
              (Class F)
              6.24%             07/15/40........    105,000       14,949   (i,q)

                                                PRINCIPAL
                                                   AMOUNT        VALUE

             Lehman Brothers Floating Rate
              Commercial Mortgage Trust
              0.53%            06/15/22....... $  167,387 $    154,762   (b,i)

             MASTR Alternative Loans Trust
              5.00%            08/25/18.......    101,912        9,772 (g,h,q,r)

             Morgan Stanley Capital I
              5.16%            10/12/52.......    150,000      153,862    (i)
              5.28%            12/15/43.......    117,000      121,198
              5.36%            11/12/41.......    385,000      344,997
              5.39%            11/12/41.......    341,000      210,697   (h,i)
              5.45%            02/12/44.......    243,000      231,839    (i)
              5.69%            04/15/49.......    300,000      275,130   (h,i)

             Puma Finance Ltd. (Class A)
              0.63%            10/11/34.......     36,013       34,911    (i)

             Residential Accredit Loans Inc.
              6.00%            01/25/36.......     83,262        1,502   (h,q)

             Residential Funding Mortgage
              Securities I
              5.75%            01/25/36.......    171,642       11,428   (h,q)

             Structured Asset Securities Corp.
              (Class X)
              2.19%            02/25/28.......     60,968           --  **(i,q)

             Thornburg Mortgage Securities Trust
              (Class A)
              0.93%            04/25/43.......     63,056       54,052    (i)

             Wachovia Bank Commercial
              Mortgage Trust
              5.25%            12/15/43.......    230,000      229,441
              5.52%            01/15/45.......    160,000      107,539    (i)

             Wachovia Bank Commercial
              Mortgage Trust (Class A)
              6.00%            06/15/45.......     60,000       39,537    (i)

             WaMu Mortgage Pass Through
              Certificates
              0.59%            01/25/45.......    132,602       91,708    (i)

             Wells Fargo Mortgage Backed
              Securities Trust
              5.50%            01/25/36.......    102,993       14,633   (h,q)

             Wells Fargo Mortgage Backed
              Securities Trust (Class B)
              5.50%            03/25/36.......    224,433       46,483   (h,q)
                                                            10,278,997

             SOVEREIGN BONDS -- 3.7%

             Government of Argentina
              2.50%            12/31/38.......    112,155       40,264
              8.28%            12/31/33.......     57,297       42,973

             Government of Belize
              6.00%            02/20/29.......     45,100       31,119    (j)

See Notes to Schedules of Investments on page 120 and Notes to Financial Statements on page 154.


                                                  [GRAPHIC]  111


GE FIXED INCOME FUND                               March 31, 2010 (unaudited)

                                    [GRAPHIC]

Schedule of Investments


                                                 PRINCIPAL
                                                    AMOUNT        VALUE

                Government of Brazil
                 5.63%            01/07/41..... $  200,000 $    188,300
                 8.00%            01/15/18.....    104,000      121,212 (h)
                 8.25%            01/20/34.....    112,000      142,800

                Government of Colombia
                 6.13%            01/18/41.....    100,000       95,500

                Government of Dominican
                 9.04%            01/23/18.....    106,019      116,621
                 9.50%            09/27/11.....     77,728       81,225

                Government of El Salvador
                 7.65%            06/15/35.....     40,000       42,100 (b)

                Government of Hellenic Republic
                 6.25%            06/19/20.....    164,000      213,089

                Government of Lebanon
                 4.00%            12/31/17.....     72,800       69,524

                Government of Manitoba Canada
                 4.90%            12/06/16.....    130,000      140,572

                Government of Panama
                 5.20%            01/30/20.....    100,000      100,750
                 6.70%            01/26/36.....    115,000      122,188

                Government of Peruvian
                 6.55%            03/14/37.....    146,000      156,220

                Government of Philippines
                 6.50%            01/20/20.....    100,000      107,750

                Government of Poland
                 6.38%            07/15/19.....     38,000       41,630

                Government of Quebec Canada
                 7.50%            09/15/29.....    185,000      240,789

                Government of South Africa
                 5.50%            03/09/20.....    100,000      100,875

                Government of Turkey
                 5.63%            03/30/21.....    200,000      196,500

                Government of Uruguay
                 6.88%            09/28/25.....     37,560       40,753

                Government of Venezuela
                 1.25%            04/20/11.....     22,000       20,460 (i)
                 5.38%            08/07/10.....    174,000      173,130
                 10.75%           09/19/13.....     64,000       62,560

                Hellenic Republic Government Bond
                 6.10%            08/20/15.....    498,000      671,573

                Korea Expressway Corp.
                 4.50%            03/23/15.....    100,000      101,509 (b)

                Republic of Indonesia
                 5.88%            03/13/20.....    100,000      103,750 (b)

                Russian Foreign Bond - Eurobond
                 7.50%            03/31/30.....    124,759      143,797 (j)

                                                    PRINCIPAL
                                                       AMOUNT         VALUE

               United Mexican States
                5.13%              01/15/20....... $   67,000 $     67,670
                                                                 3,777,203

               MUNICIPAL BONDS AND NOTES -- 0.4%

               American Municipal Power-Ohio Inc.
                6.05%              02/15/43.......     94,000       90,367

               Municipal Electric Authority of
                Georgia
                6.64%              04/01/57.......    174,000      172,585

               New Jersey State Turnpike Authority
                7.41%              01/01/40.......     80,000       93,154

               New Jersey Transportation Trust
                Fund Authority
                6.88%              12/15/39.......     50,000       51,400
                                                                   407,506
               TOTAL BONDS AND NOTES
                (COST $91,192,856)................              90,879,399

                                                       NUMBER
                                                    OF SHARES         VALUE
               PREFERRED STOCK -- 0.2%
               -------------------------------------------------------------------

               Citigroup Capital XII
                (COST $173,750)...................      6,950      178,407   (i)
               -------------------------------------------------------------------
               OTHER INVESTMENTS -- 0.4%
               -------------------------------------------------------------------

               GEI Investment Fund
                (COST $477,239)...................                 396,108   (k)

               TOTAL INVESTMENT IN SECURITIES
                (COST $91,843,845)................              91,453,914
               -------------------------------------------------------------------
               SHORT-TERM INVESTMENTS -- 12.3%
               -------------------------------------------------------------------

               GE Money Market Fund
                Institutional Class
                0.00%
                (COST $12,482,685)................              12,482,685  (d,k)

               TOTAL INVESTMENTS
                (COST $104,326,530)...............             103,936,599

               LIABILITIES IN EXCESS OF OTHER ASSETS,
                NET -- (2.6)%....                               (2,597,595)
                                                              ------------

               NET ASSETS -- 100.0%...............            $101,339,004
                                                              ============

See Notes to Schedules of Investments on page 120 and Notes to Financial Statements on page 154.


               112
                                                      [GRAPHIC]

GE FIXED INCOME FUND                               March 31, 2010 (unaudited)

                                    [GRAPHIC]

Schedule of Investments

                            OTHER INFORMATION
                            ------------------------

The GE Fixed Income Fund had the following short futures contracts open at March 31, 2010 (unaudited):

                                      NUMBER                    UNREALIZED
                          EXPIRATION    OF        CURRENT     APPRECIATION/
    DESCRIPTION              DATE    CONTRACTS NOTIONAL VALUE (DEPRECIATION)
    ------------------------------------------------------------------------

    German Euro Bobl
     Futures              June 2010       4     $   (633,684)    $(1,666)

    German Euro Bund
     Futures              June 2010       1         (166,905)        416

    UK Long Gilt Bond
     Futures              June 2010       7       (1,218,450)     (2,031)

    5 Yr. U.S. Treasury
     Notes Futures        June 2010      37       (4,249,219)     10,234

    10 Yr. U.S. Treasury
     Notes Futures        June 2010     125      (14,531,250)     42,829

The GE Fixed Income Fund had the following long futures contracts open at March 31, 2010 (unaudited):

                                        NUMBER    CURRENT
                            EXPIRATION    OF      NOTIONAL   UNREALIZED
       DESCRIPTION             DATE    CONTRACTS   VALUE    APPRECIATION
       -----------------------------------------------------------------

       2 Yr. U.S. Treasury
        Notes Futures       June 2010     10     $2,169,531   $ 1,129
                                                              -------

                                                              $50,911
                                                              =======

See Notes to Schedules of Investments on page 120 and Notes to Financial Statements on page 154.


                                                  [GRAPHIC]  113


                                    [GRAPHIC]
                              GE Money Market Fund




                                    [PHOTO]

                               Michael E. Martini
                                 Vice President



Michael E. Martini
Vice President

The GE Money Market Fund is managed by a team of portfolio managers that includes Adam W. Ackermann, James C. Gannon and Michael E. Martini. As lead portfolio manager for the GE Money Market Fund, Mr. Martini has oversight responsibility over the Fund. See portfolio managers' biographical information beginning on page 184.

Q.HOW DID THE GE MONEY MARKET FUND PERFORM COMPARED TO ITS BENCHMARK AND
  MORNINGSTAR PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2010?

A.For the six-month period ended March 31, 2010, the GE Money Market Fund returned 0.00% for Retail Class shares and 0.01% for Institutional Class shares. The 90-day U.S. Treasury Bill, the Fund's benchmark, returned 0.04% and the Fund's Morningstar peer group of 809 Money Market Taxable Funds returned an average of 0.02% for the same period.

Q.DESCRIBE WHAT HAPPENED IN THE FIXED INCOME MARKETS DURING THE SIX-MONTH
  PERIOD ENDED MARCH 31, 2010.

A.The US economy and fixed income markets continued to improve over the six-month period ending March 31, 2010, primarily from rebuilding of inventory and public sector programs. Unemployment fell from its peak of 10.1% in October 2009 to 9.7% in March of 2010 and inflation remained subdued posting 1.3% (year-over-year Personal Consumption Expenditures (PCE) Core Price Index) in February of 2010. The Federal Reserve kept its fed funds target at 0.0-0.25% maintaining its intention to keep interest rates low "for an extended period." In February, however, the committee did raise the discount rate from 0.5% to 0.75%. Fed Chairman Bernanke explained the move was a "normalization" of bank lending and should not be interpreted as a change in monetary policy. Interest rates rose and the yield curve steepened during the period. US Treasury 2-year and 10-year note yields ended March at 1.02% and 3.83% respectively, up 7 and 52 basis points. Credit-related securities outperformed government securities, including agency mortgage-backed bonds as yield spreads narrowed. Commercial mortgaged-backed securities performed best, returning 12.68% followed by high yield which returned 11.1%. US treasuries lost -0.2% due to the increase in yields.

Q.WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A.The primary driver of Fund performance was maturity management. As global central banks extended easy monetary policies into the beginning of 2009, rates continued to decline, in many cases reaching all-time historic lows. Since forward market expectations priced in the anticipation that the Federal Reserve will continue to keep rates "low for long", supported by continued official rhetoric to that extent, the Fund's average days to maturity remained within a range of 45-55 days. It was only toward the end of the first quarter of 2010 that the Fund's average days to maturity began shortening, as the Fed started normalizing financial conditions through the termination of liquidity facilities created during 2008 as well as increasing the discount rate.

               114
                                                      [GRAPHIC]

                                    [GRAPHIC]
                             GE Money Market Fund



                                             Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2010.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

OCTOBER 1, 2009 - MARCH 31, 2010

----------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE     ACCOUNT VALUE AT THE      EXPENSES PAID
                            BEGINNING OF THE PERIOD ($) END OF THE PERIOD ($) DURING THE PERIOD ($)*
----------------------------------------------------------------------------------------------------
ACTUAL RETURN
----------------------------------------------------------------------------------------------------
    Retail Class                     $1,000.00                $1,000.01                1.99
    Institutional Class              $1,000.00                $1,000.06                1.40
----------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
----------------------------------------------------------------------------------------------------
    Retail Class                     $1,000.00                $1,022.68                2.02
    Institutional Class              $1,000.00                $1,023.26                1.41
----------------------------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 0.25% for Retail
 Class Shares and 0.24% for for Institutional Class Shares, (for the period October 1, 2009 -- March 31, 2010) multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six month period).
**Actual Fund Returns for the six-month period ended March 31, 2010 were as follows: 0.00% for Retail Class shares and 0.01% for Institutional Class shares.

                                                  [GRAPHIC]  115


                                    [GRAPHIC]
                             GE Money Market Fund



INVESTMENT PROFILE

A mutual fund designed for investors who seek a high level of current income consistent with the preservation of capital and maintenance of liquidity by investing primarily in short-term, U.S. dollar-denominated money market instruments.

MORNINGSTAR PERFORMANCE COMPARISON
Money Market Taxable Peer Group
Based on average annual returns for periods ended 3/31/10

                                                 SIX   ONE   FIVE  TEN
                                                MONTHS YEAR  YEAR  YEAR
                                                ------ ----  ----  ----

       Number of Funds in peer group              809   773   659   478
       -----------------------------------------------------------------

       Peer group average annual total return*   0.02% 0.08% 2.67% 2.45%
       -----------------------------------------------------------------

Morningstar Category in peer group: Money Market Taxable

*Morningstar performance comparisons are based on average annual total returns for the six-months, one-year, five-year and ten-year periods indicated in the Money Market Taxable peer group consisting of 809, 773, 659 and 478 underlying funds, respectively.
--------------------------------------------------------------------------------

 CHANGE IN VALUE OF A $10,000 INVESTMENT
                                 RETAIL SHARES

                              [CHART]

                    GE Money Market       90 Day T-Bill
                   ----------------      ---------------
       03/00           10,000.00           10,000.00
       09/00           10,303.69           10,298.47
       09/01           10,804.88           10,764.92
       09/02           10,986.68           10,956.30
       09/03           11,092.40           11,080.60
       09/04           11,191.33           11,204.64
       09/05           11,455.56           11,511.93
       09/06           11,957.69           12,037.61
       09/07           12,566.49           12,620.56
       09/08           12,949.67           12,896.78
       09/09           13,035.71           12,923.57
       03/10           13,035.85           12,928.90



AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2010

                                                                   ENDING
                                                                 VALUE OF A
                          SIX   ONE   FIVE  TEN                   $10,000
                         MONTHS YEAR  YEAR  YEAR  COMMENCEMENT INVESTMENT (A)
                         ------ ----  ----  ----  ------------ --------------

   GE Money Market Fund   0.00% 0.09% 2.91% 2.69%   01/05/93       13,036

   90 Day T-Bill          0.04% 0.12% 2.67% 2.60%                  12,929

                                    [GRAPHIC]


--------------------------------------------------------------------------------
                              INSTITUTIONAL SHARES

                            [CHART]

                 GE Money Market     90 Day T-Bill
                 ---------------     -------------
   03/17/08          10,000.00         10,000.00
      06/08          10,048.34         10,041.84
      09/08          10,100.95         10,078.68
      12/08          10,141.59         10,086.13
      03/09          10,159.87         10,091.26
      06/09          10,169.83         10,095.58
      09/09          10,176.51         10,099.62
      12/09          10,177.12         10,101.12
      03/10          10,177.15         10,103.79











AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 2009

                                                                  ENDING
                                                                VALUE OF A
                           SIX   ONE     SINCE                   $10,000
                          MONTHS YEAR  INCEPTION COMMENCEMENT INVESTMENT (A)
                          ------ ----  --------- ------------ --------------

    GE Money Market Fund   0.01% 0.17%   0.91%     03/17/08       10,177

    90 Day T-Bill          0.04% 0.12%   1.00%**                  10,104

                                    [GRAPHIC]


**Index returns are not available for the Fund's inception date and therefore are calculated from the month end nearest to the class shares' inception date.
--------------------------------------------------------------------------------



               116
                                                      [GRAPHIC]

                                    [GRAPHIC]
                             GE Money Market Fund



FUND YIELD
AT MARCH 31, 2010 (UNAUDITED)
--------------------------------------------------------------------------------

                                      Fund
                              --------------------
                              Retail  Institutional
                              Class++    Class++    IBC Money Fund*
                              ------- ------------- ---------------
             7-day current+    0.00%      0.00%          0.05%
             7-day effective   0.00%      0.00%          0.05%

CURRENT YIELD represents income earned on an investment in the Money Market Fund for a seven day period and then annualized.

EFFECTIVE YIELD is calculated similarly but is slightly higher because it reflects the compounding effect of earnings on reinvested dividends.

+The seven day current yield, rather than the total return, more closely reflects the current earnings of the GE Money Market fund at March 31, 2010.

++GEAM has voluntarily undertaken to reduce its management fee and/or subsidize certain expenses of the Fund to the extent necessary to maintain a minimum annualized net yield of 0.00% for all share classes. This voluntary management fee reduction and/or expense subsidy may be modified or discontinued by GEAM at any time without prior notice. There can be no assurance that this fee reduction will be sufficient to avoid any loss.

*IBC's Money Fund report provides average yield of all major money market funds. AN INVESTMENT IN THE GE MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.
See Notes to Performance beginning on page 1 for further information.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                                  [GRAPHIC]  117


GE MONEY MARKET FUND                               March 31, 2010 (unaudited)

                                    [GRAPHIC]

Schedule of Investments

                             GE MONEY MARKET FUND

Portfolio Composition as a % of Market Value of $817,058 (in thousands) as of March 31, 2010 (unaudited)

                                    [CHART]
                Certificates of Deposit     28.3%
                Commercial Paper            24.2%
                Corporate Notes             19.2%
                Agency                      15.7%
                Repurchase Agreements        8.2%
                Time Deposit                 4.4%



                                          PRINCIPAL    AMORTIZED
                                             AMOUNT         COST

          SHORT-TERM INVESTMENTS -- 99.4%+
          -----------------------------------------------------------

          AGENCY -- 15.7%

          FHLB Disc Corp
           0.14%   04/09/10............ $11,750,000 $ 11,749,634 (d)
           0.15%   05/21/10............  18,300,000   18,296,187 (d)
          FNMA Discount Note
           0.18%   06/14/10 - 06/16/10.  43,150,000   43,133,823 (d)
          Freddie Discount
           0.20%   09/02/10............  16,600,000   16,585,798 (d)
          Freddie Mac
           0.15%   07/12/10............  14,550,000   14,549,784 (d)
           2.38%   05/28/10............  24,200,000   24,280,455
                                                     128,595,681

          COMMERCIAL PAPER -- 24.1%

          Allied Irish Banks NA
           0.55%   06/03/10............  31,200,000   31,169,970 (d)
          Banco Bilbao Viz London
           0.31%   07/16/10............  17,650,000   17,633,889 (d)
          Bank of America Corp.
           0.17%   04/16/10............  22,300,000   22,298,420 (d)
          Danske Corp.
           0.20%   04/20/10 - 05/17/10.  29,450,000   29,445,249 (d)
          IBRD Discount Note
           0.17%   04/13/10............  14,150,000   14,149,198 (d)
          Nordea North America
           0.19%   05/04/10 - 05/19/10.  22,450,000   22,445,150 (d)
          Royal Bank of Canada
           0.22%   06/15/10............   5,500,000    5,497,479 (d)
          Societe Generale N Amer
           0.23%   06/03/10............  14,000,000   13,994,365 (d)
           0.29%   05/17/10............  18,893,000   18,885,999 (d)

                                                 PRINCIPAL    AMORTIZED
                                                    AMOUNT         COST

               Toyota Motor Credit
                0.21%           05/06/10...... $22,500,000 $ 22,495,406  (d)
                                                            198,015,125

               REPURCHASE AGREEMENTS -- 8.1%

               Deutsche Bank Gov Agcy Repo
                0.02% dated 03/31/10, to be
                repurchased at $23,800,013
                on 04/01/09 collateralized by
                $24,279,227 U.S.
                Government Agency Bonds,
                1.84%, maturing on 02/01/13.
                04/01/10......................  23,800,000   23,800,000  (d)
               Goldman Sachs Gov Agcy Repo
                0.01% dated 03/31/10, to be
                repurchased at $12,600,002
                on 04/01/09 collateralized
                by $12,852,000 U.S.
                Government Agency Bonds,
                0.00% maturing on 04/14/10.
                04/01/10......................  12,600,000   12,600,000  (d)
               HSBC Gov Agcy Repo
                0.01% dated 03/31/10, to be
                repurchased at $12,880,000
                on 04/01/09 collateralized
                by $131,141,140 U.S.
                Government Agency Bonds,
                8.50% maturing on 02/15/20.
                04/01/10......................  12,880,000   12,880,000  (d)
               JPM Chase Gov Agcy Repo
                0.01% dated 03/31/10, to be
                repurchased at $17,4000,000
                on 04/01/09 collateralized
                by $17,752,009 U.S.
                Government Agency Bonds,
                0.00% maturing on 07/15/10.
                04/01/10......................  17,400,000   17,400,000  (d)
                                                             66,680,000

               CORPORATE NOTES -- 19.1%

               Abbey National Treasury Services
                0.33%           02/25/11......  34,900,000   34,900,000  (d)
               Bank of Nova Scotia Houston
                0.23%           12/17/10......  21,000,000   21,000,000  (d)
               Credit Agricole (London)
                0.30%           05/28/10......   2,290,000    2,288,744 (b,d)
               Credit Agricole Corp
                1.00%           05/04/10......  15,000,000   15,010,387  (d)
               Deutsche Bank Ag NY
                0.86%           06/18/10......  11,800,000   11,816,427  (d)
               Glaxosmithline Cap Inc
                0.88%           05/13/10......   3,775,000    3,777,984  (d)
               Goldman Sachs Group Inc FDIC
                0.75%           12/03/10......  17,350,000   17,414,997  (d)
               Procter & Gamble
                International Fn
                0.26%           05/07/10......   9,170,000    9,170,641  (d)

See Notes to Schedules of Investments on page 120 and Notes to Financial Statements on page 154.

               118
                                                      [GRAPHIC]

GE MONEY MARKET FUND                               March 31, 2010 (unaudited)

                                    [GRAPHIC]

Schedule of Investments


                                               PRINCIPAL    AMORTIZED
                                                  AMOUNT         COST

                Rabobank Nederland NY
                 0.22%          07/23/10.... $11,150,000 $ 11,149,598 (d)
                 0.35%          04/26/10....   6,270,000    6,270,000 (d)
                Royal Bank of Canada NY
                 0.25%          02/24/11....  13,000,000   13,000,000 (d)
                Westpac Banking Corp NY
                 0.27%          10/06/10....  11,150,000   11,149,942 (d)
                                                          156,948,720

                CERTIFICATES OF DEPOSIT -- 28.1%

                Australia & NZ Banking Group
                 0.35%          05/25/10....  17,600,000   17,600,790 (d)
                Banco Bilbao Viz Arg NY
                 0.31%          07/26/10....  18,900,000   18,898,476 (d)
                Bank of Montreal Chicago
                 0.19%          04/23/10....  26,600,000   26,600,000 (d)
                Barclays Bank PLC NY
                 0.44%          05/03/10....  14,750,000   14,750,000 (d)
                 0.70%          04/15/10....  22,870,000   22,870,000 (d)
                BNP Paribas NY
                 0.22%          06/01/10....  25,900,000   25,900,000 (d)
                 0.24%          07/01/10....  11,250,000   11,250,000 (d)
                Calyon NY
                 0.33%          07/07/10....  18,200,000   18,200,000 (d)
                Deutsche Bank Ag NY
                 0.19%          04/08/10....  27,000,000   27,000,000 (d)

                                               PRINCIPAL    AMORTIZED
                                                  AMOUNT         COST

                Royal Bank Of Scotland CT
                 0.22%         04/19/10..... $17,000,000 $ 17,000,000 (d)
                Svenska Handelsbanken NY
                 0.21%         05/19/10.....  16,500,000   16,500,110 (d)
                Toronto-Dominion Bank NY
                 0.33%         05/17/10.....  14,650,000   14,650,187 (d)
                                                          231,219,563

                TIME DEPOSIT -- 4.3%

                Bank of Ireland
                 0.15%         04/01/10.....  25,910,000   25,910,000 (d)
                State Street Corp.
                 0.01%         04/01/10.....   9,689,130    9,689,130 (e)
                                                           35,599,130

                TOTAL SHORT TERM INVESTMENTS
                 (COST $817,058,219)........              817,058,219

                OTHER ASSETS AND LIABILITIES,
                 NET -- 0.6%.....                           5,086,648
                                                         ------------

                NET ASSETS -- 100.0%........             $822,144,867
                                                         ============

See Notes to Schedules of Investments on page 120 and Notes to Financial Statements on page 154.

                                                  [GRAPHIC]  119


                                                     March 31, 2010 (unaudited)

                                    [GRAPHIC]
                         Notes to Schedules of Investments




The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities information regarding holdings, allocations and other characteristics are presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund's current or future investments and should not be construed as a recommendation to purchase or sell a particular security. Please see the Funds' prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)Non-income producing security.

(b)Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2010, these securities amounted to $3,967,518, $5,596,110, $13,323,917 and $2,288,744 or 3.01%, 5.20%, 13.15%
   and 0.28% of the net assets of the GE Total Return Fund, GE Short-Term Government Fund, GE Fixed Income Fund and the GE Money Market Fund, respectively. These securities have been determined to be liquid using procedures established by the Board of Trustees.

(c)Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d)Coupon amount represents effective yield.

(e)State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(f)Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(g)Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(h)At March 31, 2010, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(i)Variable or floating rate security. The stated rate represents the rate at March 31, 2010.

(j)Step coupon bond. Security becomes interest bearing at a future date.

(k)GEAM, the investment adviser of the Fund, also serves as investment adviser of the GEI Investment Fund and of the GE Money Market Fund.

(l)Escrowed to maturity. Bonds are collateralized by U.S. Treasury securities, which are held in escrow by a trustee and used to pay principal and interest on such bonds.

(m)Pre refunded Bonds are collateralized by U.S. Treasury securities, which are held in escrow and are used to pay principal and interest on the tax-exempt issue and to retire the bonds at the earliest refunding date.

(n)The security is insured by AMBAC, AGM, FSA, MBIA and FGIC. The GE Tax-Exempt Fund had insurance concentrations of 5% or greater as of March 31, 2010 (as a percentage of net assets) as follows:

                                  AGM   9.05%

                                  FGIC  5.36%

(o)Securities in default.

(p)Sponsored by SSgA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(q)Illiquid securities. At March 31, 2010, these securities amounted to $150,786 and $382,883 or 0.11% and 0.38% of net assets for the GE Total Return Fund and GE Fixed Income Fund, respectively. These securities have been determined to be illiquid using procedures established by the Board of Trustees.

(r)Coupon amount represents the coupon of the underlying mortgage securities on which monthly interest payments are based.

               120
                                                      [GRAPHIC]

                                                     March 31, 2010 (unaudited)

                                    [GRAPHIC]
                         Notes to Schedules of Investments




The maturity date disclosed for fixed income securities represents the earlier of the first call date; the next interest reset date or the ultimate maturity date.
* Less than 0.1%.
**Amount is less than $1.00.
+ Percentages are based on net assets as of March 31, 2010.

Abbreviations:

              ADR     American Depository Receipt

              AMBAC   AMBAC Indemnity Corporation

              FGIC    Financial Guaranty Insurance Corporation

              FSA     Financial Security Assurance

              GDR     Global Depository Receipt

              MBIA    Municipal Bond Investors Assurance
                      Corporation

              REGD.   Registered

              REIT    Real Estate Investment Trust

              REMIC   Real Estate Mortgage Investment Conduit

              SPDR    Standard & Poor's Depository Receipts

              STRIPS  Separate Trading of Registered Interest and
                      Principal of Security

              NVDR    Non-Voting Depository Receipt

              TBA     To be announced

                                                  [GRAPHIC]  121


                                    [GRAPHIC]

                              Financial Highlights


SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE U.S. EQUITY FUND

--------------------------------------------------------------------------------------------------------------------------------
                                                             CLASS A                                                     CLASS B

                                     3/31/10+     9/30/09     9/30/08  9/30/07  9/30/06  9/30/05 03/31/10+    9/30/09    9/30/08
---------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                                                            1/5/93
Net asset value, beginning of
 period..........................   $21.28      $22.74      $31.03      $30.00   $28.69   $26.41  $20.25    $21.52     $29.49
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
  Net investment income (b)......     0.09        0.23        0.22        0.34     0.29     0.36      --      0.10       0.02
  Net realized and unrealized
   gains (losses) on
   investments...................     1.90       (1.22)      (5.27)       4.27     2.76     2.11    1.82     (1.13)     (5.00)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
 INVESTMENT OPERATIONS...........     1.99       (0.99)      (5.05)       4.61     3.05     2.47    1.82     (1.03)     (4.98)
---------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..........     0.22        0.23        0.25        0.42     0.46     0.19    0.19      0.00       0.00(c)
  Net realized gains.............       --        0.24        2.99        3.16     1.28       --      --      0.24       2.99
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS..............     0.22        0.47        3.24        3.58     1.74     0.19    0.19      0.24       2.99
---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD...   $23.05      $21.28      $22.74      $31.03   $30.00   $28.69  $21.88    $20.25     $21.52
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A).................    9.41%      (3.65%)    (17.86%)     16.59%   11.13%    9.40%   9.03%    (4.40%)   (18.48%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
   thousands).................... $199,982    $200,909    $236,786    $316,324 $298,764 $339,327    $645      $988     $2,222
  Ratios to average net assets:
   Net investment income*........    0.81%       1.32%       0.85%       1.15%    1.00%    1.28%   0.05%     0.59%      0.09%
   Net expenses*.................    0.79%(e)    0.81%(e)    0.79%(e)    0.76%    0.80%    0.78%   1.54%(e)  1.56%(e)   1.54%(e)
   Gross expenses*...............    0.79%       0.81%       0.79%       0.76%    0.80%    0.78%   1.55%     1.56%      1.54%
  Portfolio turnover rate........      17%         49%         55%         53%      46%      36%     17%       49%        55%
---------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------


                                  9/30/07 9/30/06  9/30/05
----------------------------------------------------------
INCEPTION DATE                                    12/22/93
Net asset value, beginning of
 period.......................... $28.62  $27.36    $25.20
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
  Net investment income (b)......   0.12    0.06      0.16
  Net realized and unrealized
   gains (losses) on
   investments...................   4.06    2.64      2.00
----------------------------------------------------------
TOTAL INCOME (LOSS) FROM
 INVESTMENT OPERATIONS...........   4.18    2.70      2.16
----------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..........   0.15    0.16        --
  Net realized gains.............   3.16    1.28        --
----------------------------------------------------------
TOTAL DISTRIBUTIONS..............   3.31    1.44        --
----------------------------------------------------------

NET ASSET VALUE, END OF PERIOD... $29.49  $28.62    $27.36
----------------------------------------------------------

TOTAL RETURN (A)................. 15.72%  10.28%     8.57%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
   thousands).................... $4,910  $6,738   $12,406
  Ratios to average net assets:
   Net investment income*........  0.43%   0.23%     0.58%
   Net expenses*.................  1.51%   1.55%     1.53%
   Gross expenses*...............  1.51%   1.55%     1.53%
  Portfolio turnover rate........    53%     46%       36%
----------------------------------------------------------

                                                                          CLASS C                                     CLASS R

                                                   3/31/10+    9/30/09    9/30/08 9/30/07 9/30/06 9/30/05 03/31/10+    9/30/09
-------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                                                                    9/30/99
Net asset value, beginning of period.............  $19.82    $21.10     $29.00    $28.24  $27.07   $24.93  $21.25    $22.71
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (b)......................    0.01      0.09       0.02      0.12    0.07     0.15    0.06      0.19
  Net realized and unrealized gains (losses) on
   investments...................................    1.77     (1.10)     (4.90)     4.00    2.60     1.99    1.91     (1.23)
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
 OPERATIONS......................................    1.78     (1.01)     (4.88)     4.12    2.67     2.14    1.97     (1.04)
-------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..........................    0.13      0.03       0.03      0.20    0.22       --    0.18      0.18
  Net realized gains.............................      --      0.24       2.99      3.16    1.28       --      --      0.24
-------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS..............................    0.13      0.27       3.02      3.36    1.50       --    0.18      0.42
-------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD...................  $21.47    $19.82     $21.10    $29.00  $28.24   $27.07  $23.04    $21.25
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A).................................   9.00%    (4.36%)   (18.47%)   15.71%  10.29%    8.58%   9.30%    (3.93%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands).......  $3,031    $3,209     $4,658    $6,892  $7,649   $9,306      $9        $9
  Ratios to average net assets:
   Net investment income*........................   0.06%     0.57%      0.10%     0.42%   0.25%    0.57%   0.59%     1.06%
   Net expenses*.................................   1.54%(e)  1.56%(e)   1.54%(e)  1.51%   1.55%    1.53%   1.02%(e)  1.06%(e)
   Gross expenses*...............................   1.55%     1.56%      1.54%     1.51%   1.55%    1.53%   1.02%     1.06%
  Portfolio turnover rate........................     17%       49%        55%       53%     46%      36%     17%       49%(d)
-------------------------------------------------------------------------------------------------------------------------------


                                                     9/30/08
------------------------------------------------------------
INCEPTION DATE                                    1/29/08
Net asset value, beginning of period.............  $25.12
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (b)......................    0.11
  Net realized and unrealized gains (losses) on
   investments...................................   (2.52)
------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
 OPERATIONS......................................   (2.41)
------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..........................    0.00(d)
  Net realized gains.............................    0.00(d)
------------------------------------------------------------
TOTAL DISTRIBUTIONS..............................    0.00(d)
------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD...................  $22.71
------------------------------------------------------------

TOTAL RETURN (A).................................  (9.59%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands).......      $9
  Ratios to average net assets:
   Net investment income*........................   0.65%
   Net expenses*.................................   1.04%(e)
   Gross expenses*...............................   1.04%
  Portfolio turnover rate........................     55%(d)
------------------------------------------------------------

See Notes to Financial Highlights and Notes to Financial Statements.

               122
                                                      [GRAPHIC]

                                    [GRAPHIC]

                              Financial Highlights


SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE U.S. EQUITY FUND

---------------------------------------------------------------------------------------------------------------------------
                                                                                        CLASS Y

                                                                3/31/10+     9/30/09     9/30/08  9/30/07  9/30/06  9/30/05
---------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                                                                                     11/29/93
Net asset value, beginning of period........................   $21.16      $22.65      $30.93      $29.92   $28.62   $26.35
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (b).................................     0.12        0.28        0.29        0.41     0.37     0.44
  Net realized and unrealized gains (losses) on investments.     1.89       (1.24)      (5.25)       4.26     2.75     2.10
---------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS..............     2.01       (0.96)      (4.96)       4.67     3.12     2.54
---------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.....................................     0.27        0.29        0.33        0.50     0.54     0.27
  Net realized gains........................................       --        0.24        2.99        3.16     1.28       --
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS.........................................     0.27        0.53        3.32        3.66     1.82     0.27
---------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD..............................   $22.90      $21.16      $22.65      $30.93   $29.92   $28.62
---------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)............................................    9.54%      (3.44%)    (17.65%)     16.87%   11.40%    9.68%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands).................. $121,059    $110,137    $113,123    $136,756 $115,005 $306,532
  Ratios to average net assets:
   Net investment income*...................................    1.07%       1.56%       1.10%       1.39%    1.27%    1.56%
   Net expenses*............................................    0.54%(e)    0.56%(e)    0.54%(e)    0.51%    0.54%    0.53%
   Gross expenses*..........................................    0.54%       0.56%       0.54%       0.51%    0.54%    0.53%
  Portfolio turnover rate...................................      17%         49%         55%         53%      46%      36%
---------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Highlights and Notes to Financial Statements.

                                                  [GRAPHIC]  123


                                    [GRAPHIC]

                              Financial Highlights


SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE CORE VALUE EQUITY FUND

------------------------------------------------------------------------------------------------------------------
                                                              CLASS A

                                        3/31/10+    9/30/09    9/30/08 9/30/07 9/30/06 9/30/05 3/31/10+    9/30/09
-------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                                                          9/8/93
Net asset value, beginning of period.   $8.07      $8.86     $12.82     $11.93  $11.65  $10.94  $7.67     $8.36
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
  Net investment income (loss) (b)...    0.03       0.10       0.08       0.12    0.09    0.11     --      0.04
  Net realized and unrealized gains
   (losses) on investments...........    0.72      (0.69)     (1.80)      1.91    1.17    1.04   0.67     (0.63)
-------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
 OPERATIONS..........................    0.75      (0.59)     (1.72)      2.03    1.26    1.15   0.67     (0.59)
-------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..............    0.08       0.10       0.08       0.14    0.10    0.09   0.05      0.00
  Net realized gains.................      --       0.10       2.16       1.00    0.88    0.35     --      0.10
-------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS..................    0.08       0.20       2.24       1.14    0.98    0.44   0.05      0.10
-------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD.......   $8.74      $8.07      $8.86     $12.82  $11.93  $11.65  $8.29     $7.67
-------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A).....................   9.33%     (6.11%)   (15.86%)    18.00%  11.58%  10.73%  8.78%    (6.75%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
   thousands)........................ $38,786    $34,466    $42,078    $56,907 $58,024 $47,633   $450      $626
  Ratios to average net assets:
   Net investment income (loss)*.....   0.78%      1.39%      0.76%      1.02%   0.80%   1.00%  0.01%     0.68%
   Net expenses*.....................   1.36%(e)   1.33%(e)   1.17%(e)   1.20%   1.20%   1.20%  2.12%(e)  2.08%(e)
   Gross expenses*...................   1.36%      1.52%      1.35%      1.20%   1.19%   1.21%  2.12%     2.27%
  Portfolio turnover rate............     19%        69%        67%        59%     52%     35%    19%       69%
-------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------
                                            CLASS B

                                          9/30/08 9/30/07    9/30/06 9/30/05
----------------------------------------------------------------------------
INCEPTION DATE                                                       9/8/93
Net asset value, beginning of period.  $12.21     $11.38  $11.15     $10.47
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
  Net investment income (loss) (b)...   (0.00)(c)   0.04   (0.00)(c)   0.03
  Net realized and unrealized gains
   (losses) on investments...........   (1.69)      1.81    1.11       1.00
----------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
 OPERATIONS..........................   (1.69)      1.85    1.11       1.03
----------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..............    0.00(c)    0.02      --         --
  Net realized gains.................    2.16       1.00    0.88       0.35
----------------------------------------------------------------------------
TOTAL DISTRIBUTIONS..................    2.16       1.02    0.88       0.35
----------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD.......   $8.36     $12.21  $11.38     $11.15
----------------------------------------------------------------------------

TOTAL RETURN (A)..................... (16.42%)    17.14%  10.66%      9.88%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
   thousands)........................  $1,509     $2,967  $4,201     $6,342
  Ratios to average net assets:
   Net investment income (loss)*.....  (0.01%)     0.33%   0.04%      0.29%
   Net expenses*.....................   1.92%(e)   1.95%   1.95%      1.95%
   Gross expenses*...................   2.10%      1.95%   1.95%      1.96%
  Portfolio turnover rate............     67%        59%     52%        35%
----------------------------------------------------------------------------

                                                                            CLASS C                                      CLASS R

                                                   3/31/10+    9/30/09     9/30/08 9/30/07    9/30/06 9/30/05 3/31/10+    9/30/09
----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                                                                        9/30/99
Net asset value, beginning of period.............   $7.54     $8.28     $12.12     $11.32  $11.10      $10.43  $8.06     $8.85
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b)...............      --      0.04      (0.00)(c)   0.03   (0.00)(c)    0.03   0.02      0.08
  Net realized and unrealized gains (losses) on
   investments...................................    0.66     (0.64)     (1.68)      1.81    1.11        0.99   0.72     (0.69)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS...    0.66     (0.60)     (1.68)      1.84    1.11        1.02   0.74     (0.61)
----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..........................    0.04      0.04       0.00(c)    0.04    0.01          --   0.05      0.08
  Net realized gains.............................      --      0.10       2.16       1.00    0.88        0.35     --      0.10
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS..............................    0.04      0.14       2.16       1.04    0.89        0.35   0.05      0.18
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD...................   $8.16     $7.54      $8.28     $12.12  $11.32      $11.10  $8.75     $8.06
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A).................................   8.84%    (6.76%)   (16.45%)    17.18%  10.72%       9.85%  9.09%    (6.35%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands).......  $2,261    $1,852     $1,098     $1,535  $1,625      $1,695     $9        $9
  Ratios to average net assets:
   Net investment income (loss)*.................   0.03%     0.60%      0.00%      0.29%   0.05%       0.24%  0.56%     1.11%
   Net expenses*.................................   2.11%(e)  2.08%(e)   1.92%(e)   1.95%   1.95%       1.95%  1.58%(e)  1.58%(e)
   Gross expenses*...............................   2.11%     2.27%      2.10%      1.95%   1.94%       1.96%  1.59%     1.77%
  Portfolio turnover rate........................     19%       69%        67%        59%     52%         35%    19%       69%
----------------------------------------------------------------------------------------------------------------------------------


                                                     9/30/08
------------------------------------------------------------
INCEPTION DATE                                    1/29/08
Net asset value, beginning of period.............   $9.66
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b)...............    0.04
  Net realized and unrealized gains (losses) on
   investments...................................   (0.85)
------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS...   (0.81)
------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..........................    0.00(c)
  Net realized gains.............................    0.00(c)
------------------------------------------------------------
TOTAL DISTRIBUTIONS..............................    0.00(c)
------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD...................   $8.85
------------------------------------------------------------

TOTAL RETURN (A).................................  (8.39%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands).......      $9
  Ratios to average net assets:
   Net investment income (loss)*.................   0.59%
   Net expenses*.................................   1.42%(e)
   Gross expenses*...............................   1.60%
  Portfolio turnover rate........................     67%(d)
------------------------------------------------------------

See Notes to Financial Highlights and Notes to Financial Statements.

               124
                                                      [GRAPHIC]

                                    [GRAPHIC]

                              Financial Highlights


SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE CORE VALUE EQUITY FUND

---------------------------------------------------------------------------------------------------------------------
                                                                                     CLASS Y

                                                              3/31/10+    9/30/09     9/30/08 9/30/07 9/30/06 9/30/05
---------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                                                                                1/5/98
Net asset value, beginning of period........................  $8.94      $9.79     $13.91     $12.71  $12.31  $11.54
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b)..........................   0.05       0.12       0.13       0.17    0.14    0.15
  Net realized and unrealized gains (losses) on investments.   0.79      (0.75)     (1.98)      2.15    1.27    1.10
---------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS..............   0.84      (0.63)     (1.85)      2.32    1.41    1.25
---------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.....................................   0.10       0.12       0.11       0.12    0.13    0.13
  Net realized gains........................................     --       0.10       2.16       1.00    0.88    0.35
---------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS.........................................   0.10       0.22       2.27       1.12    1.01    0.48
---------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD..............................  $9.68      $8.94      $9.79     $13.91  $12.71  $12.31
---------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)............................................   9.38%     (5.83%)   (15.56%)    19.25%  12.26%  10.91%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)..................   $263       $294         $9        $--     $--     $56
  Ratios to average net assets:
   Net investment income (loss)*............................   1.03%      1.48%      1.13%      1.28%   1.11%   1.26%
   Net expenses*............................................   1.11%(e)   1.01%(e)   0.92%(e)   0.95%   0.95%   0.95%
   Gross expenses*..........................................   1.11%      1.07%      1.10%      0.95%   0.95%   0.96%
  Portfolio turnover rate...................................     19%        69%        67%        59%     52%     35%
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Highlights and Notes to Financial Statements.

                                                  [GRAPHIC]  125


                                    [GRAPHIC]

                              Financial Highlights


SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE PREMIER GROWTH EQUITY FUND

----------------------------------------------------------------------------------------------------------------------
                                                              CLASS A

                                     3/31/10+     9/30/09     9/30/08   9/30/07  9/30/06  9/30/05  3/31/10+    9/30/09
-----------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                                                           12/31/96
Net asset value, beginning of
 period..........................   $18.45      $20.84      $27.15      $27.64    $26.96   $24.71  $16.20    $18.62
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
  Net investment loss (b)........   (0.02)        0.06        0.01       (0.02)     0.03     0.11  (0.06)     (0.06)
  Net realized and unrealized
   gains (losses) on
   investments...................     1.99       (1.27)      (3.76)       3.64      1.23     2.19    1.72     (1.19)
-----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
 INVESTMENT OPERATIONS...........     1.97       (1.21)      (3.75)       3.62      1.26     2.30    1.66     (1.25)
-----------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..........     0.05        0.01        0.00(c)       --        --     0.05    0.02      0.00
  Net realized gains.............       --        1.17        2.56        4.11      0.58       --      --      1.17
-----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS..............     0.05        1.18        2.56        4.11      0.58     0.05    0.02      1.17
-----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF
 PERIOD..........................   $20.37      $18.45      $20.84      $27.15    $27.64   $26.96  $17.84    $16.20
-----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A).................   10.69%      (3.58%)    (14.92%)     14.24%     4.69%    9.31%  10.26%    (4.29%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands)................ $156,182    $149,681    $162,122    $215,568  $224,381 $358,382  $1,196    $2,474
  Ratios to average net assets:
   Net investment income
    (loss)*......................   (0.17%)      0.36%       0.06%      (0.07%)    0.12%    0.43%  (0.94%)   (0.46%)
   Net expenses*.................    1.05%(e)    1.10%(e)    1.07%(e)    1.01%     1.02%    0.97%   1.81%(e)  1.85%(e)
   Gross expenses*...............    1.05%       1.10%       1.07%       1.01%     1.02%    0.97%   1.81%     1.85%
  Portfolio turnover rate........      12%         27%         30%         28%       25%      34%     12%       27%
-----------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                        CLASS B

                                     9/30/08  9/30/07  9/30/06   9/30/05
------------------------------------------------------------------------
INCEPTION DATE                                                 12/31/96
Net asset value, beginning of
 period..........................  $24.71     $25.67   $25.27    $23.29
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
  Net investment loss (b)........   (0.15)     (0.20)   (0.16)    (0.07)
  Net realized and unrealized
   gains (losses) on
   investments...................   (3.38)      3.35     1.14      2.05
------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
 INVESTMENT OPERATIONS...........   (3.53)      3.15     0.98      1.98
------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..........    0.00(c)      --       --        --
  Net realized gains.............    2.56       4.11     0.58        --
------------------------------------------------------------------------
TOTAL DISTRIBUTIONS..............    2.56       4.11     0.58        --
------------------------------------------------------------------------

NET ASSET VALUE, END OF
 PERIOD..........................  $18.62     $24.71   $25.67    $25.27
------------------------------------------------------------------------

TOTAL RETURN (A)................. (15.55%)    13.40%    3.88%     8.50%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands)................  $6,115    $12,542  $16,432   $27,629
  Ratios to average net assets:
   Net investment income
    (loss)*......................  (0.71%)    (0.82%)  (0.64%)   (0.29%)
   Net expenses*.................   1.82%(e)   1.76%    1.77%     1.72%
   Gross expenses*...............   1.82%      1.76%    1.77%     1.72%
  Portfolio turnover rate........     30%        28%      25%       34%
------------------------------------------------------------------------

                                                                            CLASS C

                                                    3/31/10+    9/30/09    9/30/08  9/30/07  9/30/06  9/30/05  3/31/10+
-------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                                                                       9/30/99
Net asset value, beginning of period.............  $16.21     $18.62     $24.72     $25.68   $25.28   $23.30   $18.39
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b)...............  (0.07)      (0.06)     (0.15)     (0.20)   (0.16)   (0.08)  (0.05)
  Net realized and unrealized gains (losses) on
   investments...................................    1.73      (1.18)     (3.39)      3.35     1.14     2.06     1.98
-------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS...    1.66      (1.24)     (3.54)      3.15     0.98     1.98     1.93
-------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..........................    0.00       0.00       0.00(c)      --       --       --     0.05
  Net realized gains.............................      --       1.17       2.56       4.11     0.58       --       --
-------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS..............................    0.00       1.17       2.56       4.11     0.58       --     0.05
-------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD...................  $17.87     $16.21     $18.62     $24.72   $25.68   $25.28   $20.27
-------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A).................................  10.24%     (4.23%)   (15.59%)    13.40%    3.88%    8.50%   10.53%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)....... $15,331    $14,378    $19,630    $31,467  $39,838  $63,433      $96
  Ratios to average net assets:
   Net investment income (loss)*.................  (0.92%)    (0.41%)    (0.70%)    (0.82%)  (0.63%)  (0.32%)  (0.43%)
   Net expenses*.................................   1.80%(e)   1.85%(e)   1.82%(e)   1.76%    1.78%    1.72%    1.29%(e)
   Gross expenses*...............................   1.80%      1.85%      1.82%      1.76%    1.78%    1.72%    1.29%
  Portfolio turnover rate........................     12%        27%        30%        28%      25%      34%      12%
-------------------------------------------------------------------------------------------------------------------------

                                                    CLASS R

                                                    9/30/09    9/30/08
----------------------------------------------------------------------
INCEPTION DATE                                              1/29/08
Net asset value, beginning of period............. $20.80     $22.19
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b)...............   0.02      (0.02)
  Net realized and unrealized gains (losses) on
   investments...................................  (1.26)     (1.37)
----------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS...  (1.24)     (1.39)
----------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..........................   0.00       0.00(c)
  Net realized gains.............................   1.17       0.00(c)
----------------------------------------------------------------------
TOTAL DISTRIBUTIONS..............................   0.17       0.00(c)
----------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD................... $18.39     $20.80
----------------------------------------------------------------------

TOTAL RETURN (A)................................. (3.76%)    (6.26%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands).......     $9         $9
  Ratios to average net assets:
   Net investment income (loss)*.................  0.10%     (0.16%)
   Net expenses*.................................  1.35%(e)   1.35%(e)
   Gross expenses*...............................  1.35%      1.35%
  Portfolio turnover rate........................    27%(d)     30%(d)
----------------------------------------------------------------------

See Notes to Financial Highlights and Notes to Financial Statements.

               126
                                                      [GRAPHIC]

                                    [GRAPHIC]

                              Financial Highlights


SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE PREMIER GROWTH EQUITY FUND

----------------------------------------------------------------------------------------------------------------------
                                                                                      CLASS Y

                                                               3/31/10+    9/30/09    9/30/08 9/30/07 9/30/06  9/30/05
----------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                                                                                12/31/96
Net asset value, beginning of period........................  $18.78     $21.25     $27.57     $28.11  $27.40   $25.13
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b)..........................    0.01       0.11       0.07       0.04    0.10     0.16
  Net realized and unrealized gains (losses) on investments.    2.02      (1.31)     (3.83)      3.70    1.25     2.26
----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS..............    2.03      (1.20)     (3.76)      3.74    1.35     2.42
----------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.....................................    0.09       0.10       0.00(c)    0.17    0.06     0.15
  Net realized gains........................................      --       1.17       2.56       4.11    0.58       --
----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS.........................................    0.09       1.27       2.56       4.28    0.64     0.15
----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD..............................  $20.72     $18.78     $21.25     $27.57  $28.11   $27.40
----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)............................................  10.81%     (3.30%)   (14.71%)    14.52%   4.94%    9.62%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands).................. $34,858    $22,971     $5,531    $16,826 $66,149 $209,902
  Ratios to average net assets:
   Net investment income (loss)*............................   0.08%      0.70%      0.29%      0.17%   0.34%    0.58%
   Net expenses*............................................   0.80%(e)   0.85%(e)   0.82%(e)   0.75%   0.76%    0.72%
   Gross expenses*..........................................   0.80%      0.85%      0.82%      0.75%   0.76%    0.72%
  Portfolio turnover rate...................................     12%        27%        30%        28%     25%      34%
----------------------------------------------------------------------------------------------------------------------

See Notes to Financial Highlights and Notes to Financial Statements.

                                                  [GRAPHIC]  127


                                    [GRAPHIC]

                              Financial Highlights


SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE SMALL-CAP EQUITY FUND

-----------------------------------------------------------------------------------------------------------------------
                                                                CLASS A

                                        3/31/10+    9/30/09     9/30/08  9/30/07  9/30/06 9/30/05  3/31/10+     9/30/09
------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                                                            9/30/98
Net asset value, beginning of period.   $8.49     $10.73     $16.13      $16.16   $15.70   $14.87   $7.39      $9.58
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
  Net investment income (loss) (b)...      --      (0.04)     (0.00)(c)   (0.01)   (0.02)    0.04  (0.02)      (0.08)
  Net realized and unrealized gains
   (losses) on investments...........    1.02      (1.34)     (2.43)       2.24     1.03     2.89    0.88      (1.25)
------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
 OPERATIONS..........................    1.02      (1.38)     (2.43)       2.23     1.01     2.93    0.86      (1.33)
------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..............      --       0.00       0.00(c)       --     0.02       --      --       0.00
  Net realized gains.................      --       0.86       2.97        2.26     0.53     2.10      --       0.86
------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS..................      --       0.86       2.97        2.26     0.55     2.10      --       0.86
------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD.......   $9.51      $8.49     $10.73      $16.13   $16.16   $15.70   $8.25      $7.39
------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A).....................  12.01%    (10.17%)   (17.68%)     14.87%    6.60%   20.87%  11.64%    (10.95%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
   thousands)........................ $35,150    $32,456    $42,271     $58,523  $59,397  $56,235    $728     $1,055
  Ratios to average net assets:
   Net investment income (loss)*.....   0.08%     (0.56%)     0.03%      (0.03%)  (0.13%)   0.26%  (0.65%)    (1.23%)
   Net expenses*.....................   1.92%(e)   2.14%(e)   1.37%(e)    1.24%    1.21%    1.21%   2.68%(e)   2.89%(e)
   Gross expenses*...................   1.94%      2.20%      1.38%       1.24%    1.21%    1.21%   2.70%      2.95%
  Portfolio turnover rate............     22%        51%        60%         37%      38%      34%     22%        51%
------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------
                                          CLASS B

                                         9/30/08 9/30/07  9/30/06  9/30/05
--------------------------------------------------------------------------
INCEPTION DATE                                                    9/30/98
Net asset value, beginning of period.  $14.82    $15.11   $14.81   $14.22
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
  Net investment income (loss) (b)...   (0.08)    (0.12)   (0.14)   (0.06)
  Net realized and unrealized gains
   (losses) on investments...........   (2.19)     2.09     0.97     2.75
--------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
 OPERATIONS..........................   (2.27)     1.97     0.83     2.69
--------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..............    0.00(c)     --       --       --
  Net realized gains.................    2.97      2.26     0.53     2.10
--------------------------------------------------------------------------
TOTAL DISTRIBUTIONS..................    2.97      2.26     0.53     2.10
--------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD.......   $9.58    $14.82   $15.11   $14.81
--------------------------------------------------------------------------

TOTAL RETURN (A)..................... (18.26%)   14.10%    5.77%   20.04%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
   thousands)........................  $2,957    $7,716  $10,583  $11,567
  Ratios to average net assets:
   Net investment income (loss)*.....  (0.69%)   (0.78%)  (0.88%)  (0.46%)
   Net expenses*.....................   2.12%(e)  1.98%    1.96%    1.95%
   Gross expenses*...................   2.13%     1.98%    1.96%    1.96%
  Portfolio turnover rate............     60%       37%      38%      34%
--------------------------------------------------------------------------

                                                                           CLASS C                                      CLASS R

                                                   3/31/10+     9/30/09    9/30/08 9/30/07 9/30/06  9/30/05  3/31/10+     9/30/09
----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                                                                     9/30/99
Net asset value, beginning of period.............   $7.35      $9.53     $14.76    $15.07  $14.77   $14.19    $8.46     $10.72
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b)...............  (0.02)      (0.08)     (0.08)    (0.12)  (0.13)   (0.06)  (0.01)      (0.06)
  Net realized and unrealized gains (losses) on
   investments...................................    0.87      (1.24)     (2.18)     2.07    0.96     2.74     1.01      (1.34)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS...    0.85      (1.32)     (2.26)     1.95    0.83     2.68     1.00      (1.40)
----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..........................      --       0.00       0.00(c)     --      --       --       --       0.00
  Net realized gains.............................      --       0.86       2.97      2.26    0.53     2.10       --       0.86
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS..............................      --       0.86       2.97      2.26    0.53     2.10       --       0.86
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD...................   $8.20      $7.35      $9.53    $14.76  $15.07   $14.77    $9.46      $8.46
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A).................................  11.56%    (10.90%)   (18.28%)   13.99%   5.79%   20.02%   11.82%    (10.37%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands).......  $3,077     $2,839     $4,797    $7,428  $7,668   $8,391       $9         $8
  Ratios to average net assets:
   Net investment income (loss)*.................  (0.69%)    (1.30%)    (0.72%)   (0.78%) (0.88%)  (0.44%)  (0.12%)    (0.84%)
   Net expenses*.................................   2.67%(e)   2.89%(e)   2.12%(e)  1.99%   1.96%    1.95%    2.12%(e)   2.39%(e)
   Gross expenses*...............................   2.69%      2.95%      2.14%     1.99%   1.96%    1.96%    2.14%      2.45%
  Portfolio turnover rate........................     22%        51%        60%       37%     38%      34%      22%        51%(d)
----------------------------------------------------------------------------------------------------------------------------------


                                                     9/30/08
------------------------------------------------------------
INCEPTION DATE                                    1/29/08
Net asset value, beginning of period.............  $11.58
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b)...............   (0.03)
  Net realized and unrealized gains (losses) on
   investments...................................   (0.83)
------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS...   (0.86)
------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..........................    0.00(c)
  Net realized gains.............................    0.00
------------------------------------------------------------
TOTAL DISTRIBUTIONS..............................    0.00
------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD...................  $10.72
------------------------------------------------------------

TOTAL RETURN (A).................................  (7.43%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands).......      $9
  Ratios to average net assets:
   Net investment income (loss)*.................  (0.34%)
   Net expenses*.................................   1.62%(e)
   Gross expenses*...............................   1.63%
  Portfolio turnover rate........................     60%(d)
------------------------------------------------------------

See Notes to Financial Highlights and Notes to Financial Statements.

               128
                                                      [GRAPHIC]

                                    [GRAPHIC]

                              Financial Highlights


SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE SMALL-CAP EQUITY FUND

--------------------------------------------------------------------------------------------------------------------
                                                                                     CLASS Y

                                                              3/31/10+    9/30/09    9/30/08 9/30/07 9/30/06 9/30/05
--------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                                                                               9/30/98
Net asset value, beginning of period........................   $8.82    $11.06     $16.50    $16.44   $15.99  $15.07
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b)..........................    0.01     (0.01)      0.04      0.04     0.02    0.08
  Net realized and unrealized gains (losses) on investments.    1.06     (1.37)     (2.51)     2.28     1.04    2.94
--------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS..............    1.07     (1.38)     (2.47)     2.32     1.06    3.02
--------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.....................................      --      0.00       0.00(c)     --     0.08      --
  Net realized gains........................................      --      0.86       2.97      2.26     0.53    2.10
--------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS.........................................      --      0.86       2.97      2.26     0.61    2.10
--------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD..............................   $9.89     $8.82     $11.06    $16.50   $16.44  $15.99
--------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)............................................  12.13%    (9.83%)   (17.50%)   15.20%    6.85%  21.22%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)..................    $189    $1,035     $3,694    $8,053  $11,990 $24,385
  Ratios to average net assets:
   Net investment income (loss)*............................   0.29%    (0.18%)     0.36%     0.23%    0.10%   0.54%
   Net expenses*............................................   1.68%(e)  1.89%(e)   1.12%(e)  0.99%    0.95%   0.96%
   Gross expenses*..........................................   1.70%     1.95%      1.12%     0.99%    0.95%   0.96%
  Portfolio turnover rate...................................     22%       51%        60%       37%      38%     34%
--------------------------------------------------------------------------------------------------------------------

See Notes to Financial Highlights and Notes to Financial Statements.

                                                  [GRAPHIC]  129


                                    [GRAPHIC]

                              Financial Highlights


SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE GLOBAL EQUITY FUND

------------------------------------------------------------------------------------------------------------------------------
                                                              CLASS A                                                  CLASS B

                                        3/31/10+    9/30/09    9/30/08 9/30/07 9/30/06 9/30/05  3/31/10+    9/30/09    9/30/08
-------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                                                          1/5/93
Net asset value, beginning of
 period..............................  $18.26     $21.26     $32.08     $24.66  $21.05  $18.13  $16.57    $19.25     $29.48
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
  Net investment income (loss) (b)...  (0.03)       0.17       0.28       0.18    0.10    0.19  (0.07)        --       0.06
  Net realized and unrealized gains
   (losses) on investments...........    1.21      (2.15)     (7.54)      7.38    3.64    2.83    1.08     (1.89)     (6.85)
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
 OPERATIONS..........................    1.18      (1.98)     (7.26)      7.56    3.74    3.02    1.01     (1.89)     (6.79)
-------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..............    0.20       0.31       0.12       0.14    0.13    0.10    0.21      0.08       0.00(c)
  Net realized gains.................      --       0.71       3.44         --      --      --      --      0.71       3.44
-------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS..................    0.20       1.02       3.56       0.14    0.13    0.10    0.21      0.79       3.44
-------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD.......  $19.24     $18.26     $21.26     $32.08  $24.66  $21.05  $17.37    $16.57     $19.25
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A).....................   6.47%     (8.00%)   (25.19%)    30.78%  17.85%  16.67%   6.10%    (8.72%)   (25.79%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
   thousands)........................ $31,310    $30,544    $36,560    $50,051 $37,653 $32,038     $70       $86       $222
  Ratios to average net assets:
   Net investment income (loss)*.....  (0.31%)     1.12%      1.04%      0.64%   0.43%   0.95%  (1.08%)    0.05%      0.24%
   Net expenses*.....................   1.54%(e)   1.70%(e)   1.41%(e)   1.36%   1.46%   1.49%   2.30%(e)  2.45%(e)   2.16%(e)
   Gross expenses*...................   1.55%      1.70%      1.41%      1.36%   1.46%   1.50%   2.30%     2.45%      2.16%
  Portfolio turnover rate............     36%        60%        57%        66%     57%     61%     36%       60%        57%
-------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------


                                      9/30/07 9/30/06  9/30/05
--------------------------------------------------------------
INCEPTION DATE                                        12/22/93
Net asset value, beginning of
 period.............................. $22.71  $19.41    $16.76
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
  Net investment income (loss) (b)...  (0.03)  (0.07)     0.04
  Net realized and unrealized gains
   (losses) on investments...........   6.80    3.37      2.61
--------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
 OPERATIONS..........................   6.77    3.30      2.65
--------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..............     --      --        --
  Net realized gains.................     --      --        --
--------------------------------------------------------------
TOTAL DISTRIBUTIONS..................     --      --        --
--------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD....... $29.48  $22.71    $19.41
--------------------------------------------------------------

TOTAL RETURN (A)..................... 29.81%  17.00%    15.81%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
   thousands)........................   $457    $542      $826
  Ratios to average net assets:
   Net investment income (loss)*..... (0.12%) (0.33%)    0.21%
   Net expenses*.....................  2.10%   2.21%     2.24%
   Gross expenses*...................  2.10%   2.21%     2.25%
  Portfolio turnover rate............    66%     57%       61%
--------------------------------------------------------------

                                                                           CLASS C                                       CLASS R

                                                   3/31/10+    9/30/09    9/30/08    9/30/07 9/30/06 9/30/05  3/31/10+    9/30/09
----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                                                                       9/30/99
Net asset value, beginning of period.............  $16.58    $19.38     $29.66    $22.85     $19.54   $16.88  $18.22    $21.21
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b)...............  (0.07)      0.01       0.10     (0.00)(c)  (0.06)    0.04  (0.05)      0.14
  Net realized and unrealized gains (losses) on
   investments...................................    1.08     (1.93)     (6.93)     6.81       3.37     2.62    1.21     (2.15)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS...    1.01     (1.92)     (6.83)     6.81       3.31     2.66    1.16     (2.01)
----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..........................    0.02      0.17       0.01        --         --       --    0.13      0.27
  Net realized gains.............................      --      0.71       3.44        --         --       --      --      0.71
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS..............................    0.02      0.88       3.45        --         --       --    0.13      0.98
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD...................  $17.57    $16.58     $19.38    $29.66     $22.85   $19.54  $19.25    $18.22
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A).................................   6.11%    (8.74%)   (25.78%)   29.80%     16.94%   15.76%   6.38%    (8.24%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands).......    $127      $195       $489      $467       $318     $272      $8        $7
  Ratios to average net assets:
   Net investment income (loss)*.................  (1.10%)    0.05%      0.39%    (0.01%)    (0.30%)   0.20%  (0.56%)    0.92%
   Net expenses*.................................   2.30%(e)  2.45%(e)   2.16%(e)  2.10%      2.21%    2.24%   1.80%(e)  1.95%(e)
   Gross expenses*...............................   2.31%     2.45%      2.16%     2.10%      2.21%    2.25%   1.81%     1.95%
  Portfolio turnover rate........................     36%       60%        57%       66%        57%      61%     36%       60%(d)
----------------------------------------------------------------------------------------------------------------------------------


                                                     9/30/08
------------------------------------------------------------
INCEPTION DATE                                    1/29/08
Net asset value, beginning of period.............  $25.98
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b)...............    0.28
  Net realized and unrealized gains (losses) on
   investments...................................   (5.05)
------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS...   (4.77)
------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..........................    0.00(c)
  Net realized gains.............................    0.00(c)
------------------------------------------------------------
TOTAL DISTRIBUTIONS..............................    0.00(c)
------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD...................  $21.21
------------------------------------------------------------

TOTAL RETURN (A)................................. (18.36%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands).......      $8
  Ratios to average net assets:
   Net investment income (loss)*.................   1.65%
   Net expenses*.................................   1.66%(e)
   Gross expenses*...............................   1.66%
  Portfolio turnover rate........................     57%(d)
------------------------------------------------------------

See Notes to Financial Highlights and Notes to Financial Statements.

               130
                                                      [GRAPHIC]

                                    [GRAPHIC]

                              Financial Highlights


SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE GLOBAL EQUITY FUND

----------------------------------------------------------------------------------------------------------------------
                                                                                      CLASS Y

                                                               3/31/10+    9/30/09    9/30/08 9/30/07 9/30/06  9/30/05
----------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                                                                                11/29/93
Net asset value, beginning of period........................  $18.32     $21.35     $32.23     $24.77  $21.14   $18.21
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b)..........................  (0.01)       0.21       0.35       0.26    0.16     0.24
  Net realized and unrealized gains (losses) on investments.    1.21      (2.16)     (7.59)      7.40    3.66     2.84
----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS..............    1.20      (1.95)     (7.24)      7.66    3.82     3.08
----------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.....................................    0.23       0.37       0.20       0.20    0.19     0.15
  Net realized gains........................................      --       0.71       3.44         --      --       --
----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS.........................................    0.23       1.08       3.64       0.20    0.19     0.15
----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD..............................  $19.29     $18.32     $21.35     $32.23  $24.77   $21.14
----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)............................................   6.58%     (7.73%)   (25.07%)    31.11%  18.14%   16.98%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands).................. $16,283    $15,435    $18,339    $25,544 $20,643  $18,183
  Ratios to average net assets:
   Net investment income (loss)*............................  (0.06%)     1.38%      1.28%      0.91%   0.69%    1.19%
   Net expenses*............................................   1.29%(e)   1.45%(e)   1.16%(e)   1.10%   1.21%    1.24%
   Gross expenses*..........................................   1.30%      1.45%      1.16%      1.10%   1.21%    1.25%
  Portfolio turnover rate...................................     36%        60%        57%        66%     57%      61%
----------------------------------------------------------------------------------------------------------------------

See Notes to Financial Highlights and Notes to Financial Statements.

                                                  [GRAPHIC]  131


                                    [GRAPHIC]

                              Financial Highlights


SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE INTERNATIONAL EQUITY FUND

------------------------------------------------------------------------------------------------------------------------------
                                                              CLASS A                                                  CLASS B

                                        3/31/10+    9/30/09    9/30/08 9/30/07 9/30/06 9/30/05  3/31/10+    9/30/09    9/30/08
-------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                                                          3/2/94
Net asset value, beginning of period.  $12.71     $16.20     $25.05     $18.79  $15.87  $12.73  $11.65    $14.97     $23.29
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
  Net investment income (loss) (b)...    0.06       0.23       0.43       0.23    0.16    0.14      --      0.13       0.19
  Net realized and unrealized gains
   (losses) on investments...........    0.36      (1.47)     (6.59)      6.21    2.90    3.07    0.34     (1.37)     (6.03)
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
 OPERATIONS..........................    0.42      (1.24)     (6.16)      6.44    3.06    3.21    0.34     (1.24)     (5.84)
-------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..............    0.37       0.39       0.23       0.16    0.14    0.07    0.35      0.22       0.02
  Net realized gains.................      --       1.86       2.46       0.02      --      --      --      1.86       2.46
-------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS..................    0.37       2.25       2.69       0.18    0.14    0.07    0.35      2.08       2.48
-------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD.......  $12.76     $12.71     $16.20     $25.05  $18.79  $15.87  $11.64    $11.65     $14.97
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A).....................   3.39%     (3.55%)   (27.35%)    34.50%  19.38%  25.32%   3.00%    (4.28%)   (27.86%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
   thousands)........................ $26,763    $33,160    $48,250    $56,956 $40,564 $28,881    $278      $399       $651
  Ratios to average net assets:
   Net investment income (loss)*.....   0.93%      2.17%      2.02%      1.06%   0.90%   0.97%   0.02%     1.27%      0.95%
   Net expenses*.....................   1.85%(e)   1.53%(e)   1.37%(e)   1.45%   1.58%   1.42%   2.61%(e)  2.28%(e)   2.12%(e)
   Gross expenses*...................   1.86%      1.77%      1.51%      1.45%   1.58%   1.43%   2.61%     2.52%      2.25%
  Portfolio turnover rate............     22%        60%        39%        38%     39%     66%     22%       60%        39%
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------


                                      9/30/07 9/30/06 9/30/05
-------------------------------------------------------------
INCEPTION DATE                                        3/2/94
Net asset value, beginning of period. $17.48  $14.79  $11.89
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
  Net investment income (loss) (b)...   0.04    0.02    0.02
  Net realized and unrealized gains
   (losses) on investments...........   5.82    2.70    2.88
-------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
 OPERATIONS..........................   5.86    2.72    2.90
-------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..............   0.03    0.03      --
  Net realized gains.................   0.02      --      --
-------------------------------------------------------------
TOTAL DISTRIBUTIONS..................   0.05    0.03      --
-------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD....... $23.29  $17.48  $14.79
-------------------------------------------------------------

TOTAL RETURN (A)..................... 33.54%  18.41%  24.39%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
   thousands)........................ $1,449  $1,473  $1,249
  Ratios to average net assets:
   Net investment income (loss)*.....  0.22%   0.13%   0.12%
   Net expenses*.....................  2.20%   2.32%   2.18%
   Gross expenses*...................  2.20%   2.32%   2.18%
  Portfolio turnover rate............    38%     39%     66%
-------------------------------------------------------------

                                                                          CLASS C                                     CLASS R

                                                   3/31/10+    9/30/09    9/30/08 9/30/07 9/30/06 9/30/05  3/31/10+    9/30/09
-------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                                                                    9/30/99
Net asset value, beginning of period.............  $11.62    $15.04     $23.44    $17.58  $14.85   $11.94  $12.68    $16.17
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b)...............    0.02      0.14       0.22      0.05    0.02     0.03    0.05      0.21
  Net realized and unrealized gains (losses) on
   investments...................................    0.35     (1.40)     (6.09)     5.84    2.72     2.88    0.37     (1.47)
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
 OPERATIONS......................................    0.37     (1.26)     (5.87)     5.89    2.74     2.91    0.42     (1.26)
-------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..........................    0.29      0.30       0.07      0.01    0.01       --    0.34      0.37
  Net realized gains.............................      --      1.86       2.46      0.02      --       --      --      1.86
-------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS..............................    0.29      2.16       2.53      0.03    0.01       --    0.34      2.23
-------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD...................  $11.70    $11.62     $15.04    $23.44  $17.58   $14.85  $12.76    $12.68
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A).................................   3.26%    (4.29%)   (27.86%)   33.53%  18.48%   24.37%   3.24%    (3.75%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands).......  $1,265    $1,194     $1,462    $1,259  $1,031   $1,196      $8        $8
  Ratios to average net assets:
   Net investment income (loss)*.................   0.32%     1.41%      1.10%     0.25%   0.12%    0.19%   0.74%     2.00%
   Net expenses*.................................   2.61%(e)  2.28%(e)   2.12%(e)  2.20%   2.31%    2.17%   2.10%(e)  1.78%(e)
   Gross expenses*...............................   2.61%     2.52%      2.27%     2.20%   2.31%    2.18%   2.10%     2.02%
  Portfolio turnover rate........................     22%       60%        39%       38%     39%      66%     22%       60%(d)
-------------------------------------------------------------------------------------------------------------------------------


                                                     9/30/08
------------------------------------------------------------
INCEPTION DATE                                    1/29/08
Net asset value, beginning of period.............  $20.63
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b)...............    0.38
  Net realized and unrealized gains (losses) on
   investments...................................   (4.84)
------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
 OPERATIONS......................................   (4.46)
------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..........................    0.00(c)
  Net realized gains.............................    0.00(c)
------------------------------------------------------------
TOTAL DISTRIBUTIONS..............................    0.00(c)
------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD...................  $16.17
------------------------------------------------------------

TOTAL RETURN (A)................................. (21.62%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands).......      $8
  Ratios to average net assets:
   Net investment income (loss)*.................   2.79%
   Net expenses*.................................   1.62%(e)
   Gross expenses*...............................   1.77%
  Portfolio turnover rate........................     39%(d)
------------------------------------------------------------

See Notes to Financial Highlights and Notes to Financial Statements.

               132
                                                      [GRAPHIC]

                                    [GRAPHIC]

                              Financial Highlights


SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------------------------------------------
                                                                                     CLASS Y

                                                              3/31/10+    9/30/09    9/30/08 9/30/07 9/30/06 9/30/05
--------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                                                                                3/2/94
Net asset value, beginning of period........................  $12.88    $16.40     $25.33     $18.99 $16.01   $12.85
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b)..........................    0.06      0.34       0.46       0.28   0.09     0.18
  Net realized and unrealized gains (losses) on investments.    0.38     (1.56)     (6.64)      6.29   3.06     3.09
--------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS..............    0.44     (1.22)     (6.18)      6.57   3.15     3.27
--------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.....................................    0.40      0.44       0.29       0.21   0.17     0.11
  Net realized gains........................................      --      1.86       2.46       0.02     --       --
--------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS.........................................    0.40      2.30       2.75       0.23   0.17     0.11
--------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD..............................  $12.92    $12.88     $16.40     $25.33 $18.99   $16.01
--------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)............................................   3.50%    (3.27%)   (27.19%)    34.85% 19.83%   25.58%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)..................  $5,559    $8,220     $8,872    $10,354 $7,679  $69,794
  Ratios to average net assets:
   Net investment income (loss)*............................   1.10%     3.10%      2.13%      1.29%  0.51%    1.26%
   Net expenses*............................................   1.60%(e)  1.38%(e)   1.12%(e)   1.20%  1.17%    1.17%
   Gross expenses*..........................................   1.61%     1.52%      1.26%      1.20%  1.17%    1.17%
  Portfolio turnover rate...................................     22%       60%        39%        38%    39%      66%
--------------------------------------------------------------------------------------------------------------------

See Notes to Financial Highlights and Notes to Financial Statements.

                                                  [GRAPHIC]  133


                                    [GRAPHIC]

                              Financial Highlights


SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE TOTAL RETURN FUND

-------------------------------------------------------------------------------------------------------------------------
                                                                 CLASS A

                                         3/31/10+     9/30/09     9/30/08  9/30/07  9/30/06  9/30/05  3/31/10+    9/30/09
--------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                                                                1/5/93
Net asset value, beginning of
 period..............................   $17.90      $20.16      $27.03      $25.10   $24.94   $23.67  $17.23    $19.36
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS
  Net investment income (b)..........     0.07        0.26        0.40        0.46     0.44     0.43      --      0.14
  Net realized and unrealized gains
   (losses) on investments...........     1.02       (1.08)      (4.54)       4.01     1.91     1.67    0.99     (1.03)
--------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
 INVESTMENT OPERATIONS...............     1.09       (0.82)      (4.14)       4.47     2.35     2.10    0.99     (0.89)
--------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..............     0.26        0.39        0.44        0.53     0.42     0.39    0.14      0.19
  Net realized gains.................       --        1.05        2.29        2.01     1.77     0.44      --      1.05
--------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS..................     0.26        1.44        2.73        2.54     2.19     0.83    0.14      1.24
--------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD.......   $18.73      $17.90      $20.16      $27.03   $25.10   $24.94  $18.08    $17.23
--------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A).....................    6.17%      (2.60%)    (16.87%)     19.03%   10.01%    8.90%   5.79%    (3.37%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
   thousands)........................ $110,998    $105,256    $116,282    $147,927 $133,003 $129,971  $2,527    $4,772
  Ratios to average net assets
   Net investment income*............    0.81%       1.66%       1.68%       1.82%    1.81%    1.74%   0.01%     0.91%
   Net expenses*.....................    1.13%(e)    1.08%(e)    0.90%(e)    0.87%    0.89%    0.80%   1.89%(e)  1.83%(e)
   Gross expenses*...................    1.17%       1.13%       0.90%       0.87%    0.89%    0.81%   1.93%     1.88%
  Portfolio turnover rat.............      54%        144%        156%        133%     118%     119%     54%      144%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------
                                          CLASS B

                                         9/30/08 9/30/07 9/30/06  9/30/05
-------------------------------------------------------------------------
INCEPTION DATE                                                   12/22/93
Net asset value, beginning of
 period..............................  $26.02     $24.23  $24.13   $22.91
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS
  Net investment income (b)..........    0.21       0.26    0.25     0.24
  Net realized and unrealized gains
   (losses) on investments...........   (4.36)      3.87    1.84     1.61
-------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
 INVESTMENT OPERATIONS...............   (4.15)      4.13    2.09     1.85
-------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..............    0.22       0.33    0.22     0.19
  Net realized gains.................    2.29       2.01    1.77     0.44
-------------------------------------------------------------------------
TOTAL DISTRIBUTIONS..................    2.51       2.34    1.99     0.63
-------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD.......  $19.36     $26.02  $24.23   $24.13
-------------------------------------------------------------------------

TOTAL RETURN (A)..................... (17.47%)    18.15%   9.18%    8.13%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
   thousands)........................  $8,222    $13,980 $14,942  $17,746
  Ratios to average net assets
   Net investment income*............   0.91%      1.07%   1.04%    0.99%
   Net expenses*.....................   1.65%(e)   1.62%   1.64%    1.55%
   Gross expenses*...................   1.66%      1.62%   1.64%    1.56%
  Portfolio turnover rat.............    156%       133%    118%     119%
-------------------------------------------------------------------------

                                                                          CLASS C                                      CLASS R

                                                    3/31/10+    9/30/09    9/30/08 9/30/07 9/30/06 9/30/05  3/31/10+    9/30/09
--------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                                                                     9/30/99
Net asset value, beginning of period.............  $16.59     $18.76     $25.36     $23.67  $23.62  $22.51  $17.87    $20.13
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (b)......................    0.01       0.13       0.21       0.26    0.24    0.23    0.05      0.23
  Net realized and unrealized gains (losses) on
   investments...................................    0.93      (1.01)     (4.24)      3.77    1.80    1.58    1.02     (1.09)
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS...    0.94      (0.88)     (4.03)      4.03    2.04    1.81    1.07     (0.86)
--------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..........................    0.16       0.24       0.28       0.33    0.22    0.26    0.19      0.35
  Net realized gains.............................      --       1.05       2.29       2.01    1.77    0.44      --      1.05
--------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS..............................    0.16       1.29       2.57       2.34    1.99    0.70    0.19      1.40
--------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD...................  $17.37     $16.59     $18.76     $25.36  $23.67  $23.62  $18.75    $17.87
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A).................................   5.71%     (3.33%)   (17.48%)    18.16%   9.18%   8.12%   6.03%    (2.88%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)....... $12,825    $10,841    $13,674    $14,462 $12,759 $15,975      $9        $9
  Ratios to average net assets:
   Net investment income*........................   0.07%      0.90%      0.93%      1.07%   1.04%   0.99%   0.55%     1.40%
   Net expenses*.................................   1.88%(e)   1.83%(e)   1.65%(e)   1.62%   1.64%   1.55%   1.39%(e)  1.33%(e)
   Gross expenses*...............................   1.92%      1.88%      1.66%      1.62%   1.64%   1.56%   1.43%     1.38%
  Portfolio turnover rate........................     54%       144%       156%       133%    118%    119%     54%      144%(d)
--------------------------------------------------------------------------------------------------------------------------------


                                                     9/30/08
------------------------------------------------------------
INCEPTION DATE                                    1/29/08
Net asset value, beginning of period.............  $22.72
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (b)......................    0.25
  Net realized and unrealized gains (losses) on
   investments...................................   (2.84)
------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS...   (2.59)
------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..........................    0.00(c)
  Net realized gains.............................    0.00(c)
------------------------------------------------------------
TOTAL DISTRIBUTIONS..............................    0.00(c)
------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD...................  $20.13
------------------------------------------------------------

TOTAL RETURN (A)................................. (11.40%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands).......      $9
  Ratios to average net assets:
   Net investment income*........................   1.67%
   Net expenses*.................................   1.15%(e)
   Gross expenses*...............................   1.15%
  Portfolio turnover rate........................    156%(d)
------------------------------------------------------------

See Notes to Financial Highlights and Notes to Financial Statements.

               134
                                                      [GRAPHIC]

                                    [GRAPHIC]

                              Financial Highlights


SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE TOTAL RETURN FUND

---------------------------------------------------------------------------------------------------------------------
                                                                                     CLASS Y

                                                              3/31/10+    9/30/09    9/30/08 9/30/07 9/30/06  9/30/05
---------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                                                                               11/29/93
Net asset value, beginning of period........................  $18.10    $20.39     $27.31    $25.34  $25.01    $23.74
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (b).................................    0.10      0.31       0.47      0.53    0.47      0.50
  Net realized and unrealized gains (losses) on investments.    1.03     (1.10)     (4.59)     4.04    2.11      1.66
---------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS..............    1.13     (0.79)     (4.12)     4.57    2.58      2.16
---------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.....................................    0.29      0.45       0.51      0.59    0.48      0.45
  Net realized gains........................................      --      1.05       2.29      2.01    1.77      0.44
---------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS.........................................    0.29      1.50       2.80      2.60    2.25      0.89
---------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD..............................  $18.94    $18.10     $20.39    $27.31  $25.34    $25.01
---------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)............................................   6.31%    (2.39%)   (16.65%)   19.31%  11.03%     9.20%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)..................  $5,389    $7,788     $5,571    $5,670  $3,161   $94,317
  Ratios to average net assets:
   Net investment income *..................................   1.05%     1.90%      1.96%     2.07%   1.82%     2.01%
   Net expenses *...........................................   0.88%(e)  0.83%(e)   0.65%(e)  0.62%   0.56%     0.55%
   Gross expenses *.........................................   0.92%     0.88%      0.65%     0.62%   0.56%     0.56%
  Portfolio turnover rate...................................     54%      144%       156%      133%    118%      119%
---------------------------------------------------------------------------------------------------------------------

See Notes to Financial Highlights and Notes to Financial Statements.

                                                  [GRAPHIC]  135


                                    [GRAPHIC]

                              Financial Highlights


SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE GOVERNMENT SECURITIES FUND

-----------------------------------------------------------------------------------------------------------------------
                                                              CLASS A

                                     3/31/10+     9/30/09     9/30/08  9/30/07   9/30/06   9/30/05  3/31/10+   9/30/09
------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                                                             9/8/93
Net asset value, beginning of
 period..........................    $8.99       $8.85       $8.60       $8.56    $8.69     $8.79    $9.07     $8.93
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
  Net investment income (b)......     0.08        0.26        0.31        0.34     0.32      0.28     0.04      0.19
  Net realized and unrealized
   gains (losses) on
   investments...................    (0.10)       0.13        0.26        0.04    (0.13)    (0.10)   (0.09)     0.14
------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
 INVESTMENT OPERATIONS...........    (0.02)       0.39        0.57        0.38     0.19      0.18    (0.05)     0.33
------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..........     0.08        0.25        0.32        0.34     0.32      0.28     0.05      0.19
  Net realized gains.............       --          --        0.00(c)       --       --        --       --        --
------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS..............     0.08        0.25        0.32        0.34     0.32      0.28     0.05      0.19
------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD...    $8.89       $8.99       $8.85       $8.60    $8.56     $8.69    $8.97     $9.07
------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A).................    0.05%       4.45%       6.63%       4.57%    2.27%     2.08%   (0.32%)    3.66%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
   thousands).................... $102,116    $108,777    $114,342    $119,640 $132,535  $154,259     $252      $450
  Ratios to average net assets:
   Net investment income*........    1.83%       2.85%       3.57%       4.01%    3.76%     3.21%    1.05%     2.14%
   Net expenses*.................    0.84%(e)    0.84%(e)    0.92%(e)    0.89%    0.88%     0.86%    1.60%(e)  1.59%(e)
   Gross expenses*...............    0.87%       0.84%       0.94%       0.90%    0.88%     0.86%    1.63%     1.59%
  Portfolio turnover rate........     241%        157%        279%        323%     275%      148%     241%      157%
------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------
                                      CLASS B

                                   9/30/08  9/30/07 9/30/06  9/30/05
--------------------------------------------------------------------
INCEPTION DATE                                              4/22/87
Net asset value, beginning of
 period..........................  $8.68     $8.63   $8.77    $8.86
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
  Net investment income (b)......   0.25      0.28    0.26     0.21
  Net realized and unrealized
   gains (losses) on
   investments...................   0.25      0.05   (0.14)   (0.08)
--------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
 INVESTMENT OPERATIONS...........   0.50      0.33    0.12     0.13
--------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..........   0.25      0.28    0.26     0.22
  Net realized gains.............   0.00(c)     --      --       --
--------------------------------------------------------------------
TOTAL DISTRIBUTIONS..............   0.25      0.28    0.26     0.22
--------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD...  $8.93     $8.68   $8.63    $8.77
--------------------------------------------------------------------

TOTAL RETURN (A).................  5.80%     3.91%   1.40%    1.44%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
   thousands)....................   $590      $896  $1,468   $2,327
  Ratios to average net assets:
   Net investment income*........  2.83%     3.24%   3.01%    2.43%
   Net expenses*.................  1.67%(e)  1.64%   1.63%    1.61%
   Gross expenses*...............  1.70%     1.65%   1.63%    1.62%
  Portfolio turnover rate........   279%      323%    275%     148%
--------------------------------------------------------------------

                                                                        CLASS C

                                                3/31/10+   9/30/09   9/30/08  9/30/07 9/30/06  9/30/05
-------------------------------------------------------------------------------------------------------
INCEPTION DATE                                                                                9/30/99
Net asset value, beginning of period..........   $9.12     $8.98     $8.71     $8.66   $8.80    $8.89
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (b)...................    0.05      0.20      0.25      0.28    0.26     0.22
  Net realized and unrealized gains (losses)
   on investments.............................   (0.10)     0.13      0.27      0.05   (0.14)   (0.09)
-------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT
 OPERATIONS...................................   (0.05)     0.33      0.52      0.33    0.12     0.13
-------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.......................    0.05      0.19      0.25      0.28    0.26     0.22
  Net realized gains..........................      --        --      0.00(c)     --      --       --
                                               -----------
-----------------------------------------------           ---------------------------------------------
TOTAL DISTRIBUTIONS...........................    0.05      0.19      0.25      0.28    0.26     0.22
-------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD................   $9.02     $9.12     $8.98     $8.71   $8.66    $8.80
-------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)..............................  (0.31%)    3.64%     6.02%     3.90%   1.41%    1.44%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)....    $641      $634      $409      $294    $418     $543
  Ratios to average net assets:
   Net investment income*.....................   1.08%     2.07%     2.77%     3.24%   3.01%    2.40%
   Net expenses*..............................   1.59%(e)  1.59%(e)  1.67%(e)  1.64%   1.63%    1.61%
   Gross expenses*............................   1.62%     1.59%     1.68%     1.64%   1.63%    1.62%
  Portfolio turnover rate.....................    241%      157%      279%      323%    275%     148%
-------------------------------------------------------------------------------------------------------

See Notes to Financial Highlights and Notes to Financial Statements.

               136
                                                      [GRAPHIC]

                                    [GRAPHIC]

                              Financial Highlights


SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE SHORT-TERM GOVERNMENT FUND

---------------------------------------------------------------------------------------------------------------------------------
                                                                           CLASS A

                                                    3/31/10+    9/30/09    9/30/08 9/30/07  9/30/06  9/30/05  3/31/10+    9/30/09
----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                                                                       3/2/94
Net asset value, beginning of period.............  $11.58     $11.31     $11.29     $11.23  $11.31   $11.67   $11.56    $11.30
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (b)......................    0.09       0.22       0.40       0.49    0.48     0.48     0.04      0.17
  Net realized and unrealized gains (losses) on
   investments...................................    0.02       0.27       0.02       0.05   (0.09)   (0.36)    0.04      0.24
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT OPERATIONS..........    0.11       0.49       0.42       0.54    0.39     0.12     0.08      0.41
----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..........................    0.09       0.22       0.40       0.48    0.47     0.48     0.05      0.15
  Net realized gains.............................      --         --       0.00(c)      --      --       --       --        --
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS..............................    0.09       0.22       0.40       0.48    0.47     0.48     0.05      0.15
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD...................  $11.60     $11.58     $11.31     $11.29  $11.23   $11.31   $11.59    $11.56
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A).................................   0.94%      4.38%      3.78%      4.95%   3.51%    1.08%    0.72%     3.67%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)....... $47,613    $47,802    $41,040    $38,705 $37,676  $43,909     $383      $636
  Ratios to average net assets:
   Net investment income *.......................   1.51%      1.95%      3.54%      4.34%   4.27%    4.15%    0.89%     1.56%
   Net expenses *................................   0.73%(e)   0.77%(e)   0.80%(e)   0.80%   0.79%    0.78%    1.34%(e)  1.37%(e)
   Gross expenses *..............................   0.75%      0.77%      0.80%      0.80%   0.80%    0.86%    1.36%     1.37%
  Portfolio turnover rate........................    192%       212%       263%       114%    222%      91%     192%      212%
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                                                     CLASS B

                                                    9/30/08 9/30/07 9/30/06 9/30/05
-----------------------------------------------------------------------------------
INCEPTION DATE                                                              3/2/94
Net asset value, beginning of period............. $11.27    $11.22  $11.29  $11.65
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (b)......................   0.34      0.42    0.41    0.41
  Net realized and unrealized gains (losses) on
   investments...................................   0.02      0.05   (0.08)  (0.36)
-----------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT OPERATIONS..........   0.36      0.47    0.33    0.05
-----------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..........................   0.33      0.42    0.40    0.41
  Net realized gains.............................   0.00(c)     --      --      --
-----------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS..............................   0.33      0.42    0.40    0.41
-----------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD................... $11.30    $11.27  $11.22  $11.29
-----------------------------------------------------------------------------------

TOTAL RETURN (A).................................  3.25%     4.23%   2.98%   0.47%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)....... $1,750    $3,219  $4,543  $4,243
  Ratios to average net assets:
   Net investment income *.......................  3.09%     3.75%   3.67%   3.55%
   Net expenses *................................  1.40%(e)  1.40%   1.39%   1.38%
   Gross expenses *..............................  1.41%     1.40%   1.40%   1.46%
  Portfolio turnover rate........................   263%      114%    222%     91%
-----------------------------------------------------------------------------------

                                                                          CLASS C                                     CLASS R

                                                   3/31/10+    9/30/09   9/30/08 9/30/07 9/30/06  9/30/05  3/31/10+    9/30/09
-------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                                                                   9/30/99
Net asset value, beginning of period.............  $11.57    $11.30    $11.27    $11.22  $11.29   $11.65   $11.58    $11.31
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (b)......................    0.05      0.13      0.32      0.40    0.39     0.39     0.07      0.20
  Net realized and unrealized gains (losses) on
   investments...................................    0.01      0.27      0.03      0.05   (0.08)   (0.35)    0.02      0.26
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT OPERATIONS..........    0.06      0.40      0.35      0.45    0.31     0.04     0.09      0.46
-------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..........................    0.04      0.13      0.32      0.40    0.38     0.40     0.07      0.19
  Net realized gains.............................      --        --      0.00(c)     --      --       --       --        --
-------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS..............................    0.04      0.13      0.32      0.40    0.38     0.40     0.07      0.19
-------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD...................  $11.59    $11.57    $11.30    $11.27  $11.22   $11.29   $11.60    $11.58
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A).................................   0.56%     3.59%     3.09%     4.08%   2.83%    0.32%    0.82%     4.13%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands).......  $6,526    $5,847    $3,311    $3,039  $4,007   $5,322      $11       $11
  Ratios to average net assets:
   Net investment income *.......................   0.76%     1.09%     2.83%     3.60%   3.53%    3.38%    1.28%     1.72%
   Net expenses *................................   1.48%(e)  1.52%(e)  1.55%(e)  1.55%   1.55%    1.53%    0.97%(e)  1.02%(e)
   Gross expenses *..............................   1.50%     1.52%     1.55%     1.55%   1.56%    1.61%    0.99%     1.02%
  Portfolio turnover rate........................    192%      212%      263%      114%    222%      91%     192%      212%(d)
-------------------------------------------------------------------------------------------------------------------------------


                                                     9/30/08
------------------------------------------------------------
INCEPTION DATE                                    1/29/08
Net asset value, beginning of period.............  $11.42
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (b)......................    0.23
  Net realized and unrealized gains (losses) on
   investments...................................   (0.11)
------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT OPERATIONS..........    0.12
------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..........................    0.23
  Net realized gains.............................    0.00(c)
------------------------------------------------------------
TOTAL DISTRIBUTIONS..............................    0.23
------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD...................  $11.31
------------------------------------------------------------

TOTAL RETURN (A).................................   1.07%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands).......     $10
  Ratios to average net assets:
   Net investment income *.......................   3.07%
   Net expenses *................................   1.05%(e)
   Gross expenses *..............................   1.05%
  Portfolio turnover rate........................    263%(d)
------------------------------------------------------------

See Notes to Financial Highlights and Notes to Financial Statements.

                                                  [GRAPHIC]  137


                                    [GRAPHIC]

                              Financial Highlights


SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE SHORT-TERM GOVERNMENT FUND

----------------------------------------------------------------------------------------------------------------------
                                                                                      CLASS Y

                                                               3/31/10+    9/30/09    9/30/08 9/30/07  9/30/06 9/30/05
----------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                                                                                 3/2/94
Net asset value, beginning of period........................  $11.54     $11.28     $11.25     $11.20  $11.27  $11.63
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (b).................................    0.10       0.25       0.43       0.51    0.49    0.52
  Net realized and unrealized gains (losses) on investments.    0.03       0.23       0.03       0.05   (0.07)  (0.37)
----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT OPERATIONS.....................    0.13       0.48       0.46       0.56    0.42    0.15
----------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.....................................    0.10       0.22       0.43       0.51    0.49    0.51
  Net realized gains........................................      --       0.00       0.00(c)      --      --      --
----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS.........................................    0.10       0.22       0.43       0.51    0.49    0.51
----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD..............................  $11.57     $11.54     $11.28     $11.25  $11.20  $11.27
----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)............................................   1.15%      4.55%      4.14%      5.12%   3.84%   1.32%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands).................. $47,237    $61,991    $57,131    $54,444 $50,153  $7,302
  Ratios to average net assets:
   Net investment income *..................................   1.76%      2.21%      3.80%      4.59%   4.39%   4.41%
   Net expenses *...........................................   0.49%(e)   0.52%(e)   0.55%(e)   0.55%   0.54%   0.53%
   Gross expenses *.........................................   0.51%      0.52%      0.55%      0.55%   0.55%   0.61%
  Portfolio turnover rate...................................    192%       212%       263%       114%    222%     91%
----------------------------------------------------------------------------------------------------------------------

See Notes to Financial Highlights and Notes to Financial Statements.

               138
                                                      [GRAPHIC]

                                    [GRAPHIC]

                              Financial Highlights


SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE TAX-EXEMPT FUND

----------------------------------------------------------------------------------------------------------------------
                                                                CLASS A

                                        3/31/10+    9/30/09    9/30/08  9/30/07  9/30/06  9/30/05  3/31/10+    9/30/09
-----------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                                                            9/8/93
Net asset value, beginning of period.  $11.79     $10.90     $11.41     $11.63   $11.77   $12.04   $11.79    $10.89
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
  Net investment income (b)..........    0.21       0.41       0.43       0.46     0.46     0.45     0.10      0.32
  Net realized and unrealized gains
   (losses) on investments...........   (0.18)      0.88      (0.52)     (0.22)   (0.14)   (0.27)   (0.12)     0.90
-----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT
 OPERATIONS..........................    0.03       1.29      (0.09)      0.24     0.32     0.18    (0.02)     1.22
-----------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..............    0.21       0.40       0.42       0.46     0.46     0.45     0.16      0.32
  Net realized gains.................      --         --       0.00(c)      --       --       --       --        --
-----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS..................    0.21       0.40       0.42       0.46     0.46     0.45     0.16      0.32
-----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD.......  $11.61     $11.79     $10.90     $11.41   $11.63   $11.77   $11.61    $11.79
-----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A).....................   0.25%     12.09%     (0.84%)     2.11%    2.82%    1.50%   (0.12%)   11.36%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
   thousands)........................ $39,850    $36,260    $30,972    $29,433  $26,327  $29,685      $53       $86
  Ratios to average net assets:
   Net investment income *...........   3.57%      3.58%      3.72%      4.00%    3.98%    3.77%    2.84%     2.86%
   Net expenses *....................   0.86%(e)   0.86%(e)   0.87%(e)   0.87%    0.87%    0.87%    1.61%(e)  1.61%(e)
   Gross expenses *..................   0.97%      1.14%      1.12%      1.12%    1.04%    0.96%    1.73%     1.89%
  Portfolio turnover rate............     17%        24%        28%        40%      43%      39%      17%       24%
-----------------------------------------------------------------------------------------------------------------------

                                                                CLASS C

                                        3/31/10+    9/30/09    9/30/08  9/30/07  9/30/06  9/30/05  3/31/10+    9/30/09
-----------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                                                           9/30/99
Net asset value, beginning of period.  $11.78     $10.89     $11.41     $11.62   $11.76   $12.04   $12.74    $11.78
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
  Net investment income (b)..........  (0.11)       0.31       0.34       0.37     0.38     0.36     0.78      0.45
  Net realized and unrealized gains
   (losses) on investments...........    0.10       0.90      (0.52)     (0.21)   (0.14)   (0.28)   (0.73)     0.97
-----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT
 OPERATIONS..........................   (0.01)      1.21      (0.18)      0.16     0.24     0.08     0.05      1.42
-----------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..............    0.16       0.32       0.34       0.37     0.38     0.36     0.24      0.46
  Net realized gains.................      --         --       0.00(c)      --       --       --       --        --
-----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS..................    0.16       0.32       0.34       0.37     0.38     0.36     0.24      0.46
-----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD.......  $11.61     $11.78     $10.89     $11.41   $11.62   $11.76   $12.55    $12.74
-----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A).....................  (0.06%)    11.24%     (1.68%)     1.44%    2.06%    0.66%    0.41%    12.34%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
   thousands)........................  $1,952       $945       $208       $228     $364     $956     $595      $507
  Ratios to average net assets:
   Net investment income *...........  (1.59%)     2.72%      2.96%      3.27%    3.27%    3.03%   10.68%     3.63%
   Net expenses *....................   1.59%(e)   1.61%(e)   1.62%(e)   1.62%    1.63%    1.63%    0.60%(e)  0.61%(e)
   Gross expenses *..................   1.70%      1.89%      1.88%      1.87%    1.79%    1.71%    0.72%     0.71%
  Portfolio turnover rate............     17%        24%        28%        40%      43%      39%      17%       24%
-----------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                          CLASS B

                                        9/30/08 9/30/07 9/30/06  9/30/05
------------------------------------------------------------------------
INCEPTION DATE                                                   9/8/93
Net asset value, beginning of period. $11.41    $11.63  $11.77   $12.04
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
  Net investment income (b)..........   0.33      0.38    0.37     0.36
  Net realized and unrealized gains
   (losses) on investments...........  (0.51)    (0.23)  (0.14)   (0.27)
------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT
 OPERATIONS..........................  (0.18)     0.15    0.23     0.09
------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..............   0.34      0.37    0.37     0.36
  Net realized gains.................   0.00(c)     --      --       --
------------------------------------------------------------------------
TOTAL DISTRIBUTIONS..................   0.34      0.37    0.37     0.36
------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD....... $10.89    $11.41  $11.63   $11.77
------------------------------------------------------------------------

TOTAL RETURN (A)..................... (1.67%)    1.35%   2.05%    0.75%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
   thousands)........................   $158      $484    $849   $1,630
  Ratios to average net assets:
   Net investment income *...........  2.99%     3.27%   3.24%    3.02%
   Net expenses *....................  1.62%(e)  1.62%   1.62%    1.62%
   Gross expenses *..................  1.89%     1.87%   1.79%    1.71%
  Portfolio turnover rate............    28%       40%     43%      39%
------------------------------------------------------------------------

                                          CLASS Y

                                        9/30/08 9/30/07 9/30/06  9/30/05
------------------------------------------------------------------------
INCEPTION DATE                                                  9/26/97
Net asset value, beginning of period. $12.34    $12.57  $12.72   $13.04
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
  Net investment income (b)..........   0.49      0.53    0.53     0.51
  Net realized and unrealized gains
   (losses) on investments...........  (0.56)    (0.23)  (0.15)   (0.31)
------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT
 OPERATIONS..........................  (0.07)     0.30    0.38     0.20
------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..............   0.49      0.53    0.53     0.52
  Net realized gains.................   0.00(c)     --      --       --
------------------------------------------------------------------------
TOTAL DISTRIBUTIONS..................   0.49      0.53    0.53     0.52
------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD....... $11.78    $12.34  $12.57   $12.72
------------------------------------------------------------------------

TOTAL RETURN (A)..................... (0.65%)    2.43%   3.09%    1.54%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
   thousands)........................    $36       $36     $35      $34
  Ratios to average net assets:
   Net investment income *...........  3.99%     4.25%   4.24%    3.98%
   Net expenses *....................  0.62%(e)  0.62%   0.61%    0.62%
   Gross expenses *..................  0.86%     0.87%   0.77%    0.71%
  Portfolio turnover rate............    28%       40%     43%      39%
------------------------------------------------------------------------

See Notes to Financial Highlights and Notes to Financial Statements.

                                                  [GRAPHIC]  139


                                    [GRAPHIC]

                              Financial Highlights


SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE FIXED INCOME FUND

-----------------------------------------------------------------------------------------------------------------------
                                                              CLASS A

                                    3/31/10+     9/30/09     9/30/08   9/30/07   9/30/06   9/30/05  3/31/10+    9/30/09
------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                                                             1/5/93
Net asset value, beginning of
 period..........................  $11.71      $11.44      $11.84      $11.90    $12.12    $12.56   $11.71    $11.44
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
  Net investment income (b)......    0.22        0.44        0.50        0.61      0.57      0.48     0.14      0.35
  Net realized and unrealized
   gains (losses) on
   investments...................    0.21        0.26       (0.40)      (0.07)    (0.20)    (0.22)    0.24      0.27
------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT
 OPERATIONS......................    0.43        0.70        0.10        0.54      0.37      0.26     0.38      0.62
------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..........    0.23        0.43        0.50        0.60      0.56      0.47     0.18      0.35
  Net realized gains.............      --          --        0.00(c)       --      0.03      0.23       --        --
------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS..............    0.23        0.43        0.50        0.60      0.59      0.70     0.18      0.35
------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF
 PERIOD..........................  $11.91      $11.71      $11.44      $11.84    $11.90    $12.12   $11.91    $11.71
------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A).................   3.68%       6.36%       0.73%       4.77%     3.13%     2.11%    3.29%     5.57%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
   thousands).................... $97,808    $103,525    $115,933    $121,475  $130,779  $142,688     $290      $375
  Ratios to average net assets:
   Net investment income*........   3.91%       3.90%       4.19%       5.10%     4.84%     3.85%    3.17%     3.21%
   Net expenses*.................   0.92%(e)    0.85%(e)    0.84%(e)    0.82%     0.80%     0.80%    1.67%(e)  1.60%(e)
   Gross expenses*...............   0.95%       0.88%       0.85%       0.83%     0.86%     0.81%    1.70%     1.63%
  Portfolio turnover rate........    297%        341%        467%        385%      337%      311%     297%      341%
------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------
                                      CLASS B

                                    9/30/08 9/30/07 9/30/06   9/30/05
---------------------------------------------------------------------
INCEPTION DATE                                              12/22/93
Net asset value, beginning of
 period.......................... $11.84    $11.90  $12.12    $12.56
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
  Net investment income (b)......   0.41      0.52    0.48      0.38
  Net realized and unrealized
   gains (losses) on
   investments...................  (0.40)    (0.06)  (0.19)    (0.21)
---------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT
 OPERATIONS......................   0.01      0.46    0.29      0.17
---------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..........   0.41      0.52    0.48      0.38
  Net realized gains.............   0.00(c)     --    0.03      0.23
---------------------------------------------------------------------
TOTAL DISTRIBUTIONS..............   0.41      0.52    0.51      0.61
---------------------------------------------------------------------

NET ASSET VALUE, END OF
 PERIOD.......................... $11.44    $11.84  $11.90    $12.12
---------------------------------------------------------------------

TOTAL RETURN (A)................. (0.11%)    3.99%   2.45%     1.34%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
   thousands)....................   $803    $1,472  $2,078    $2,728
  Ratios to average net assets:
   Net investment income*........  3.50%     4.34%   4.08%     3.09%
   Net expenses*.................  1.59%(e)  1.57%   1.55%     1.55%
   Gross expenses*...............  1.60%     1.58%   1.61%     1.56%
  Portfolio turnover rate........   467%      385%    337%      311%
---------------------------------------------------------------------

                                                              CLASS C                                     CLASS R

                                       3/31/10+    9/30/09   9/30/08 9/30/07 9/30/06  9/30/05  3/31/10+    9/30/09    9/30/08
-----------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                                                       9/30/99                       1/29/08
Net asset value, beginning of period.  $11.72    $11.46    $11.86    $11.91  $12.14   $12.57   $11.71    $11.45     $12.15
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
  Net investment income (b)..........    0.18      0.35      0.41      0.52    0.49     0.38     0.22      0.41       0.29
  Net realized and unrealized gains
   (losses) on investments...........    0.21      0.26     (0.40)    (0.05)  (0.21)   (0.20)    0.20      0.25      (0.70)
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT
 OPERATIONS..........................    0.39      0.61      0.01      0.47    0.28     0.18     0.42      0.66      (0.41)
-----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..............    0.18      0.35      0.41      0.52    0.48     0.38     0.21      0.40       0.29
  Net realized gains.................      --        --      0.00(c)     --    0.03     0.23       --        --       0.00(c)
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS..................    0.18      0.35      0.41      0.52    0.51     0.61     0.21      0.40       0.29
-----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD.......  $11.93    $11.72    $11.46    $11.86  $11.91   $12.14   $11.92    $11.71     $11.45
-----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A).....................   3.38%     5.47%    (0.02%)    3.99%   2.37%    1.43%    3.64%     5.99%     (3.43%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
   thousands)........................    $878      $915      $922    $1,108  $1,237   $1,731      $11       $10        $10
  Ratios to average net assets:
   Net investment income*............   3.17%     3.12%     3.44%     4.34%   4.09%    3.10%    3.66%     3.61%      3.70%
   Net expenses*.....................   1.67%(e)  1.60%(e)  1.59%(e)  1.57%   1.55%    1.55%    1.18%(e)  1.10%(e)   1.09%(e)
   Gross expenses*...................   1.69%     1.63%     1.60%     1.58%   1.61%    1.56%    1.20%     1.13%      1.11%
  Portfolio turnover rate............    297%      341%      467%      385%    337%     311%     297%      341%(d)    467%(d)
-----------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Highlights and Notes to Financial Statements.

               140
                                                      [GRAPHIC]

                                    [GRAPHIC]

                              Financial Highlights


SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE FIXED INCOME FUND

------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS Y

                                                              3/31/10+    9/30/09    9/30/08  9/30/07  9/30/06   9/30/05
------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                                                                                 11/29/93
Net asset value, beginning of period........................  $11.70    $11.43     $11.84     $11.89   $12.11    $12.55
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (b).................................    0.14      0.46       0.53       0.64     0.61      0.51
  Net realized and unrealized gains (losses) on investments.    0.29      0.27      (0.41)     (0.06)   (0.21)    (0.22)
------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT OPERATIONS.....................    0.43      0.73       0.12       0.58     0.40      0.29
------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.....................................    0.24      0.46       0.53       0.63     0.59      0.50
  Net realized gains........................................      --        --       0.00(c)      --     0.03      0.23
------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS.........................................    0.24      0.46       0.53       0.63     0.62      0.73
------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD..............................  $11.89    $11.70     $11.43     $11.84   $11.89    $12.11
------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)............................................   3.70%     6.63%      0.89%      5.03%    3.48%     2.36%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)..................  $2,353    $8,545    $12,944    $14,221  $14,900   $87,216
  Ratios to average net assets:
   Net investment income*...................................   4.33%     4.15%      4.45%      5.35%    4.99%     4.10%
   Net expenses*............................................   0.70%(e)  0.60%(e)   0.59%(e)   0.57%    0.55%     0.55%
   Gross expenses*..........................................   0.72%     0.63%      0.60%      0.58%    0.58%     0.56%
  Portfolio turnover rate...................................    297%      341%       467%       385%     337%      311%
------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Highlights and Notes to Financial Statements.

                                                  [GRAPHIC]  141


                                    [GRAPHIC]

                              Financial Highlights


SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE MONEY MARKET FUND

------------------------------------------------------------------------------------------------------------------------
                                                                                    RETAIL CLASS

                                                                3/31/10+  9/30/09     9/30/08  9/30/07  9/30/06  9/30/05
------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                                                                                  1/5/1993
Net asset value, beginning of period........................    $1.00       $1.00    $1.00       $1.00    $1.00    $1.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (b).................................       --        0.01     0.03        0.05     0.04     0.02
  Net realized and unrealized gains (losses) in investments.       --          --       --          --       --       --
------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT OPERATIONS.....................     0.00        0.01     0.03        0.05     0.04     0.02
------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income (loss)..............................     0.00(c)     0.01     0.03        0.05     0.04     0.02
  Net realized gains........................................       --          --     0.00(c)       --       --       --
------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS.........................................     0.00        0.01     0.03        0.05     0.04     0.02
------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD..............................    $1.00       $1.00    $1.00       $1.00    $1.00    $1.00
------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)............................................    0.00%       0.66%    3.05%       5.09%    4.38%    2.36%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands).................. $125,849    $164,512 $203,595    $265,440 $214,333 $214,638
  Ratios to average net assets:
   Net investment income*...................................    0.00%       0.69%    3.07%       4.97%    4.29%    2.32%
   Net expenses*............................................    0.25%       0.37%    0.41%       0.39%    0.41%    0.40%
   Gross expenses*..........................................    0.40%       0.37%    0.41%       0.39%    0.41%    0.40%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                                                    INSTITUTIONAL CLASS

                                                                3/31/10+  9/30/09      9/30/08
-----------------------------------------------------------------------------------------------
INCEPTION DATE                                                                    3/17/2008
Net asset value, beginning of period........................    $1.00       $1.00     $1.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (b).................................       --        0.01      0.01
  Net realized and unrealized gains (losses) in investments.       --          --        --
-----------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT OPERATIONS.....................     0.00        0.01      0.01
-----------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income (loss)..............................     0.00(c)     0.01      0.01
  Net realized gains........................................       --          --      0.00(c)
-----------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS.........................................     0.00        0.01      0.01
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD..............................    $1.00       $1.00     $1.00
-----------------------------------------------------------------------------------------------

TOTAL RETURN (A)............................................    0.01%       0.75%     1.10%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands).................. $696,296    $895,432  $682,828
  Ratios to average net assets:
   Net investment income*...................................    0.01%       0.72%     2.04%
   Net expenses*............................................    0.24%       0.29%     0.29%
   Gross expenses*..........................................    0.28%       0.29%     0.29%
-----------------------------------------------------------------------------------------------

See Notes to Financial Highlights and Notes to Financial Statements.

               142
                                                      [GRAPHIC]

                                    [GRAPHIC]
                           Notes to Financial Highlights


(a)Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the adviser not absorbed a portion of expenses, total returns would have been lower.
(b)Net investment income per share is based on average shares outstanding during the period.
(c)Less than $0.005 per share.
(d)Less than $1,000 of asset in share class.
(e)Includes waiver of management fee with respect to the Fund's investment in the GE Money Market Fund.
+ Unaudited
* Annualized for periods less than one year.

                                                  [GRAPHIC]  143


See Notes to Financial Highlights and Notes to Financial Statements.

Statements of Assets                                                           GE           GE            GE            GE
and Liabilities March 31, 2010 (unaudited)                                   U.S.   CORE VALUE       PREMIER     SMALL-CAP
                                                                           EQUITY       EQUITY GROWTH EQUITY        EQUITY
                                                                             FUND         FUND          FUND          FUND

ASSETS
  Investments in securities, at market (cost $282,843,634;
   $36,865,387; $184,510,115; $33,067,220; $42,001,514;
   $29,927,189; $103,684,650; $90,633,683; $98,746,773;
   $41,626,474; $91,366,606 and $0, respectively).................. $321,240,150  $41,493,738  $204,335,404  $ 36,428,310
  Investments in affiliated securities, at market (cost $88,690;
   $14,088; $15,011; $10,159; $31,854; $19,294; $281,775;
   $429,321; $99,737; $3,864; $477,239 and $0, respectively).......       73,613       11,693        12,459         8,432
  Short-term Investments (at amortized cost).......................      485,000           --            --            --
  Short-term Investments, at market (cost $0, $0, $0, $0, $0, $0,
   $0, $4,300,000, $0, $0, $0 and $0 respectively).................           --           --            --            --
  Repurchase Agreements............................................           --           --            --            --
  Short-term affiliated investments (at amortized cost)............    3,057,753      445,115     3,674,412     2,893,997
  Foreign currency (cost $3,774; $0; $0; $0; $21,690; $15,981;
   $13,353; $0; $0; $0; $0 and $0, respectively)...................        3,792           --            --            --
  Receivable for investments sold..................................      497,391       81,115       269,144       177,283
  Income receivables...............................................      251,912       51,751        36,492        25,450
  Receivable for fund shares sold..................................      132,268       52,707       331,078         6,898
  Receivable from GEAM.............................................           --           --            --            --
  Variation margin receivable......................................           --           --         2,619            --
  Other assets.....................................................           --           --            --        72,000
--------------------------------------------------------------------------------------------------------------------------
    TOTAL ASSETS...................................................  325,741,879   42,136,119   208,661,608    39,612,370
--------------------------------------------------------------------------------------------------------------------------

LIABILITIES
  Distribution Payable to Shareholders.............................           --           --            --            --
  Payable for investments purchased................................      419,987       95,187       341,883       209,487
  Payable for fund shares redeemed.................................       94,312       20,368       154,515        64,566
  Payable to GEAM..................................................      107,567       18,999       102,315        12,490
  Accrued other expenses...........................................      369,678      229,060       385,240       163,454
  Variation margin payable.........................................          630          161            --         4,160
  Other liabilities................................................       22,721        3,393        15,906         4,374
--------------------------------------------------------------------------------------------------------------------------
    TOTAL LIABILITIES..............................................    1,014,895      367,168       999,859       458,531
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS.........................................................  324,726,984   41,768,951   207,661,749    39,153,839
--------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
  Capital paid in..................................................  349,014,373   46,189,602   209,622,679    46,136,419
  Undistributed (distribution in excess of) net investment
   income..........................................................      741,137       45,118      (200,306)        1,026
  Accumulated net realized gain (loss).............................  (63,410,745)  (9,091,725)  (21,581,516)  (10,340,425)
  Net unrealized appreciation/(depreciation) on:
    Investments....................................................   38,381,439    4,625,956    19,822,737     3,359,363
    Futures........................................................          763           --        (1,845)       (2,544)
    Foreign currency related transaction...........................           17           --            --            --
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS......................................................... $324,726,984  $41,768,951  $207,661,749  $ 39,153,839
--------------------------------------------------------------------------------------------------------------------------

               144
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

           GE              GE            GE            GE            GE                         GE            GE
       GLOBAL   INTERNATIONAL         TOTAL    GOVERNMENT    SHORT-TERM           GE         FIXED         MONEY
       EQUITY          EQUITY        RETURN    SECURITIES    GOVERNMENT   TAX-EXEMPT        INCOME        MARKET
         FUND            FUND          FUND          FUND          FUND         FUND          FUND          FUND

$ 46,731,561    $ 32,941,478  $111,051,949  $ 90,082,157  $ 98,480,753  $43,252,535  $ 91,057,806  $         --
      26,439          16,014       233,873       356,336        82,782        3,207       396,108            --
          --              --            --     7,900,000     5,000,000           --            --   750,378,219

          --              --            --     4,299,762            --           --            --            --
          --              --            --            --            --           --            --    66,680,000
     909,299         592,832    21,232,447       164,178    24,705,216      612,983    12,482,685            --
      21,771          16,088        13,464            --            --           --            --            --

   1,772,009         350,783       950,790            --     4,288,197      115,000     2,339,165            --
      87,284         141,789       442,116       735,468       352,015      516,162       934,584       487,268
       5,006          16,017        71,132           884       402,732       73,539         8,928    10,245,093
      12,375              --            --            --            --           --            --            --
          --              --           702            --            --           --            --            --
      12,212         363,927       855,500            --         1,900           --           407            --
----------------------------------------------------------------------------------------------------------------
  49,577,956      34,438,928   134,851,973   103,538,785   133,313,595   44,573,426   107,219,683   827,790,580
----------------------------------------------------------------------------------------------------------------

          --              --            --        37,362         7,684       31,412        36,311            50
   1,425,338         202,973     1,283,595       167,208    30,912,095    1,931,722     5,475,034            --
      58,802          19,941     1,291,003        47,331       366,968          884        29,958     5,576,872
      29,738          22,357        51,407        32,993        25,061       41,703        27,571       151,444
     260,060         315,019       401,639       191,297       181,471      116,616       250,851       176,031
         561           2,282        67,527        45,749        44,063           --        53,193            --
       5,244           3,763         8,869         7,575         6,433        1,311         7,761      (258,684)
----------------------------------------------------------------------------------------------------------------
   1,779,743         566,335     3,104,040       529,515    31,543,775    2,123,648     5,880,679     5,645,713
----------------------------------------------------------------------------------------------------------------
  47,798,213      33,872,593   131,747,933   103,009,270   101,769,820   42,449,778   101,339,004   822,144,867
----------------------------------------------------------------------------------------------------------------

  54,999,694      46,568,779   145,129,430   104,867,552   102,669,279   41,687,840   108,758,544   822,146,158
     (62,827)         80,714        16,423       (42,639)       79,708       50,586       839,693        (2,842)
 (11,867,072)    (15,789,899)  (20,749,326)   (1,217,516)     (734,150)    (914,052)   (7,920,186)        1,551
   4,724,632       3,011,009     7,319,397      (624,511)     (282,975)   1,625,404      (389,931)           --
         472          (1,585)       29,906        26,384        37,958           --        50,911            --
       3,314           3,575         2,103            --            --           --           (27)           --
----------------------------------------------------------------------------------------------------------------
$ 47,798,213    $ 33,872,593  $131,747,933  $103,009,270  $101,769,820  $42,449,778  $101,339,004  $822,144,867
----------------------------------------------------------------------------------------------------------------

                                             See Notes to Financial Statements.

                                                  [GRAPHIC]  145


Statements of Assets                                                        GE         GE            GE         GE
and Liabilities (continued) March 31, 2010 (unaudited)                    U.S. CORE VALUE       PREMIER  SMALL-CAP
                                                                        EQUITY     EQUITY GROWTH EQUITY     EQUITY
                                                                          FUND       FUND          FUND       FUND

CLASS A:
Net assets........................................................ 199,982,113 38,786,458   156,181,907 35,150,144
Shares outstanding ($.001 par value; unlimited shares authorized).   8,677,375  4,439,022     7,667,553  3,697,541
Net asset value per share.........................................       23.05       8.74         20.37       9.51
------------------------------------------------------------------------------------------------------------------
Maximum offering price per share..................................       24.46       9.27         21.61      10.09
------------------------------------------------------------------------------------------------------------------

CLASS B:
Net assets........................................................     645,308    449,577     1,195,575    727,924
Shares outstanding ($.001 par value; unlimited shares authorized).      29,499     54,229        67,016     88,270
------------------------------------------------------------------------------------------------------------------
Net asset value per share*........................................       21.88       8.29         17.84       8.25
------------------------------------------------------------------------------------------------------------------

CLASS C: (LEVEL LOAD)
Net assets........................................................   3,030,645  2,260,965    15,330,559  3,077,376
Shares outstanding ($.001 par value; unlimited shares authorized).     141,173    277,169       857,967    375,222
------------------------------------------------------------------------------------------------------------------
Net asset value per share*........................................       21.47       8.16         17.87       8.20
------------------------------------------------------------------------------------------------------------------

CLASS R:
Net assets........................................................       9,491      9,363        95,525      9,275
Shares outstanding ($.001 par value; unlimited shares authorized).         412      1,070         4,714        981
------------------------------------------------------------------------------------------------------------------
Net asset value per share.........................................       23.04       8.75         20.27       9.46
------------------------------------------------------------------------------------------------------------------

CLASS Y:
Net assets........................................................ 121,059,427    262,588    34,858,183    189,120
Shares outstanding ($.001 par value; unlimited shares authorized).   5,286,179     27,128     1,682,547     19,129
------------------------------------------------------------------------------------------------------------------
Net asset value per share.........................................       22.90       9.68         20.72       9.89
------------------------------------------------------------------------------------------------------------------

RETAIL CLASS:
Net assets........................................................          --         --            --         --
Shares outstanding ($.001 par value; unlimited shares authorized).          --         --            --         --
------------------------------------------------------------------------------------------------------------------
Net asset value per share.........................................          --         --            --         --
------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS:
Net assets........................................................          --         --            --         --
Shares outstanding ($.001 par value; unlimited shares authorized).          --         --            --         --
------------------------------------------------------------------------------------------------------------------
Net asset value per share.........................................          --         --            --         --
------------------------------------------------------------------------------------------------------------------

  *Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge.

               146
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

        GE             GE          GE          GE         GE                    GE          GE
    GLOBAL  INTERNATIONAL       TOTAL  GOVERNMENT SHORT-TERM         GE      FIXED       MONEY
    EQUITY         EQUITY      RETURN  SECURITIES GOVERNMENT TAX-EXEMPT     INCOME      MARKET
      FUND           FUND        FUND        FUND       FUND       FUND       FUND        FUND

31,310,274     26,763,063 110,997,790 102,116,171 47,613,419 39,850,109 97,807,537          --
 1,627,222      2,096,992   5,924,622  11,482,528  4,103,499  3,431,731  8,211,984          --
     19.24          12.76       18.73        8.89      11.60      11.61      11.91          --
----------------------------------------------------------------------------------------------
     20.41          13.54       19.87        9.28      11.90      12.13      12.44          --
----------------------------------------------------------------------------------------------

    69,511        278,115   2,526,901     251,687    382,583     53,008    290,034          --
     4,002         23,890     139,789      28,061     33,021      4,566     24,348          --
----------------------------------------------------------------------------------------------
     17.37          11.64       18.08        8.97      11.59      11.61      11.91          --
----------------------------------------------------------------------------------------------

   127,288      1,264,555  12,825,352     641,412  6,526,180  1,952,154    877,797          --
     7,246        108,084     738,221      71,105    563,042    168,185     73,610          --
----------------------------------------------------------------------------------------------
     17.57          11.70       17.37        9.02      11.59      11.61      11.93          --
----------------------------------------------------------------------------------------------

     7,969          7,789       9,122          --     10,615         --     10,606          --
       414            611         487          --        915         --        890          --
----------------------------------------------------------------------------------------------
     19.25          12.76       18.75          --      11.60         --      11.92          --
----------------------------------------------------------------------------------------------

16,283,171      5,559,071   5,388,768          -- 47,237,023    594,507  2,353,030          --
   843,978        430,174     284,497          --  4,084,290     47,361    197,851          --
----------------------------------------------------------------------------------------------
     19.29          12.92       18.94          --      11.57      12.55      11.89          --
----------------------------------------------------------------------------------------------

        --             --          --          --         --         --         -- 125,848,673
        --             --          --          --         --         --         -- 125,925,688
----------------------------------------------------------------------------------------------
        --             --          --          --         --         --         --        1.00
----------------------------------------------------------------------------------------------

        --             --          --          --         --         --         -- 696,296,194
        --             --          --          --         --         --         -- 696,310,056
----------------------------------------------------------------------------------------------
        --             --          --          --         --         --         --        1.00
----------------------------------------------------------------------------------------------

                                             See Notes to Financial Statements.

                                                  [GRAPHIC]  147


                                                                           GE          GE            GE          GE
                                                                         U.S.  CORE VALUE       PREMIER   SMALL-CAP
Statements of Operations                                               EQUITY      EQUITY GROWTH EQUITY      EQUITY
For the six months ended March 31, 2010 (unaudited)                      FUND        FUND          FUND        FUND

INVESTMENT INCOME

  INCOME:
   Dividends.................................................... $ 2,301,476  $  405,812   $   817,661  $  228,039
   Interest.....................................................     172,947       8,778         9,888     136,966
   Interest from affliated investments..........................         303          42           248         147
   Less: Foreign taxes withheld.................................      (7,029)     (1,282)           --        (147)
-------------------------------------------------------------------------------------------------------------------
  TOTAL INCOME..................................................   2,467,697     413,350       827,797     365,005
-------------------------------------------------------------------------------------------------------------------

  EXPENSES:
   Advisory and administration fees.............................     619,135     106,590       570,209     173,802
   Distributors Fees (Note 6)
    Class A.....................................................     239,283      44,774       182,438      40,681
    Class B.....................................................       4,180       2,571         8,596       4,154
    Class C.....................................................      15,435       9,996        72,775      14,462
    Class R.....................................................          22          22           185          22
   Blue sky fees................................................      28,502      25,972        25,822      15,402
   Transfer agent fees..........................................      89,726      32,654        73,883      31,560
   Trustees fees................................................       5,154         609         3,025         615
   Custody and accounting expenses..............................      37,417      31,634        30,421      65,141
   Professional fees............................................      20,616       9,400        19,571      10,806
   Registration and other expenses..............................      36,183       8,583        36,601      10,631
-------------------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES BEFORE WAIVER AND REIMBURSEMENT*...............   1,095,653     272,805     1,023,526     367,276
   Less: Expenses waived or borne by the adviser................          --          --            --          --
   Less: Expenses reimbursed by the adviser**...................      (6,164)     (1,263)       (5,423)     (3,297)
-------------------------------------------------------------------------------------------------------------------
   Net expenses.................................................   1,089,489     271,542     1,018,103     363,979
-------------------------------------------------------------------------------------------------------------------
  NET INVESTMENT INCOME (LOSS)..................................   1,378,208     141,808      (190,306)      1,026
-------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  REALIZED GAIN (LOSS) ON:
   Investments..................................................  (1,932,142)    (66,626)   (2,249,368)    417,328
   Futures......................................................     478,270     119,624       158,269      95,016
   Written options..............................................          --          --            --       2,770
   Foreign currency related transactions........................       1,088           1            --          --

  INCREASE (DECREASE) IN UNREALIZED APPRECIATION/(DEPRECIATION)
    ON:
   Investments..................................................  28,874,719   3,325,305    22,229,278   3,657,353
   Futures......................................................       1,108      (1,295)       (3,477)     23,899
   Written options..............................................          --          --            --       2,730
   Foreign currency related transactions........................         (41)         --            --          --
-------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investments.......  27,423,002   3,377,009    20,134,702   4,199,096
-------------------------------------------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......... $28,801,210  $3,518,817   $19,944,396  $4,200,122
-------------------------------------------------------------------------------------------------------------------

* For more information regarding expense limits that were in effect for the Funds, please refer to Note 6 of the Notes to Financial Statements.

**Relates to GEAM's voluntary management fee waiver with respect to a Fund's
  Investment in the GE Money Market Fund.

***Relates to GEAM's subsidizing of certain class specific expenses of the GE
   Money Market Fund -- Retail Class.

See Notes to Financial Statements.

               148
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



         GE            GE          GE           GE          GE                     GE             GE
     GLOBAL INTERNATIONAL       TOTAL   GOVERNMENT  SHORT-TERM         GE       FIXED          MONEY
     EQUITY        EQUITY      RETURN   SECURITIES  GOVERNMENT TAX-EXEMPT      INCOME         MARKET
       FUND          FUND        FUND         FUND        FUND       FUND        FUND           FUND


$  275,751   $   309,718  $  605,258  $        --  $       --  $      --  $       --  $       --
    26,959       190,098     682,974    1,411,725   1,254,423    873,789   2,429,747   1,201,900
        80            43          --        1,253         345         56         601          --
   (16,147)      (25,869)    (26,758)          --          --         --          --          --
----------------------------------------------------------------------------------------------------
   286,643       473,990   1,261,474    1,412,978   1,254,768    873,845   2,430,348   1,201,900
----------------------------------------------------------------------------------------------------

   174,436       137,906     326,098      212,775     168,925     69,418     177,126   1,210,326
    38,089        33,728     134,521      131,024      59,722     46,826     120,713          --
       370         1,638      18,477        1,907       2,064        309       1,595          --
       677         5,873      58,566        3,214      29,712      7,052       4,450          --
        19            19          22           --          26         --          26          --
    21,436        26,608      16,919       25,400      29,865     26,821      27,556      25,961
    42,704        34,688      50,322       37,777      22,175      5,632      33,411      83,886
       759           702       2,137        2,028       2,092        657       2,012      15,198
    39,566        52,723     163,234       27,462      36,752     26,708      82,892      38,044
     9,418        11,172      13,306       10,328       9,849      9,209      13,029      12,120
    13,587        11,373      26,102       14,094      12,575      4,262      13,318      58,356
----------------------------------------------------------------------------------------------------
   341,061       316,430     809,704      466,009     373,757    196,894     476,128   1,443,891
        --            --          --           --          --    (21,706)         --     (79,250)***
    (1,591)         (852)    (25,918)     (15,486)    (11,048)    (1,408)    (12,395)   (215,816)
----------------------------------------------------------------------------------------------------
   339,470       315,578     783,786      450,523     362,709    173,780     463,733   1,148,825
----------------------------------------------------------------------------------------------------
   (52,827)      158,412     477,688      962,455     892,059    700,065   1,966,615      53,075
----------------------------------------------------------------------------------------------------

   (64,452)   (1,311,545)   (285,095)   1,089,960     817,918   (150,349)  1,549,702       1,551
       497        86,653   1,004,170      260,305     (28,311)        --        (163)         --
        --            --          --           --          --         --          --          --
   (22,376)      (25,334)    (31,821)        (614)         --         --          86          --

 3,084,629     2,546,273   6,549,864   (2,197,776)   (555,013)  (448,409)    (58,823)         --
      (339)        6,592      43,873       (2,787)     12,078         --     197,427          --
        --            --          --           --          --         --          --          --
      (359)       (1,790)      1,099            1          --         --         (23)         --
----------------------------------------------------------------------------------------------------
 2,997,600     1,300,849   7,282,090     (850,911)    246,672   (598,758)  1,688,206       1,551
----------------------------------------------------------------------------------------------------
$2,944,773   $ 1,459,261  $7,759,778  $   111,544  $1,138,731  $ 101,307  $3,654,821  $   54,626
----------------------------------------------------------------------------------------------------

                                                  [GRAPHIC]  149



Statements of Changes in Net Assets                                                                           GE
                                                                               GE                           CORE
                                                                             U.S.                          VALUE
                                                                           EQUITY                         EQUITY
                                                                             FUND                           FUND
                                                   SIX MONTHS ENDED  YEAR ENDED   SIX MONTHS ENDED  YEAR ENDED   SIX MONTHS ENDED
                                                    MARCH 31, 2010  SEPTEMBER 30,  MARCH 31, 2010  SEPTEMBER 30,  MARCH 31, 2010
                                                     (UNAUDITED)        2009        (UNAUDITED)        2009        (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS :
  Net investments income (loss)...................   $  1,378,208   $  3,788,905    $   141,808     $   431,999    $   (190,306)

  Net realized gain (loss) on investments,
    futures, written options, and foreign
    currency transactions.........................     (1,452,784)   (55,099,252)        52,999      (8,831,668)     (2,091,099)
  Net increase (decrease) in unrealized
    appreciation / (depreciation) on investments,
    futures, written options, and foreign
    currency transactions.........................     28,875,786     33,594,167      3,324,010       4,781,550      22,225,801
----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from operations.........     28,801,210    (17,716,180)     3,518,817      (3,618,119)     19,944,396
----------------------------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS TO SHAREHOLDERS FROM :
  Net investment income
    Class A.......................................     (1,922,066)    (2,380,878)      (339,748)       (430,102)       (374,221)
    Class B.......................................         (8,091)            --         (3,207)             --          (1,996)
    Class C.......................................        (19,644)        (5,269)       (11,361)         (6,820)             --
    Class R.......................................            (73)           (73)           (54)            (84)           (213)
    Class Y.......................................     (1,373,258)    (1,435,307)        (3,399)         (1,062)       (116,967)
    Retail Class..................................             --             --             --              --              --
    Institutional Class...........................             --             --             --              --              --
  Net realized gains
    Class A.......................................             --     (2,534,174)            --        (442,670)             --
    Class B.......................................             --        (22,296)            --         (14,373)             --
    Class C.......................................             --        (45,841)            --         (15,590)             --
    Class R.......................................             --            (97)            --            (104)             --
    Class Y.......................................             --     (1,212,981)            --            (877)             --
    Retail Class..................................             --             --             --              --              --
    Institutional Class...........................             --             --             --              --              --
----------------------------------------------------------------------------------------------------------------------------------
 TOTAL DISTRIBUTIONS..............................     (3,323,132)    (7,636,916)      (357,769)       (911,682)       (493,397)
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations
 and distributions................................     25,478,078    (25,353,096)     3,161,048      (4,529,801)     19,451,999
----------------------------------------------------------------------------------------------------------------------------------
 SHARE TRANSACTIONS :
  Proceeds from sale of shares
    Class A.......................................     11,965,603     20,750,407      3,233,826       3,986,518      11,097,855
    Class B.......................................          1,002          7,429             --          13,965             877
    Class C.......................................        119,706        432,971        401,360       1,016,604       1,581,947
    Class R.......................................             --             --             --              --          78,419
    Class Y.......................................      5,633,057     13,191,210         48,880         274,951      12,503,751
    Retail Class..................................             --             --             --              --              --
    Institutional Class...........................             --             --             --              --              --
  Value of distributions reinvested
    Class A.......................................      1,854,565      4,789,290        321,634         835,601         345,643
    Class B.......................................          7,798         21,299          2,952          14,052           1,966
    Class C.......................................         17,943         48,063         10,733          20,912              --
    Class R.......................................             73            170             54             188             213
    Class Y.......................................      1,372,958      2,648,274            254             210          66,496
    Retail Class..................................             --             --             --              --              --
    Institutional Class...........................             --             --             --              --              --
  Proceeds from short-term trading fees
    Class A.......................................             --             --             --              --              --
    Class B.......................................             --             --             --              --              --
    Class C.......................................             --             --             --              --              --
    Class R.......................................             --             --             --              --              --
    Class Y.......................................             --             --             --              --              --
    Retail Class..................................             --             --             --              --              --
    Institutional Class...........................             --             --             --              --              --
  Cost of shares redeemed
    Class A.......................................    (30,763,196)   (43,195,737)    (2,172,883)     (8,093,915)    (19,859,533)
    Class B.......................................       (412,036)      (942,140)      (220,950)       (669,453)     (1,437,140)
    Class C.......................................       (557,828)    (1,389,075)      (161,937)       (292,497)     (2,058,205)
    Class R.......................................             --             --             --              --              --
    Class Y.......................................     (5,242,693)   (12,554,626)      (101,995)        (34,907)     (3,625,056)
    Retail Class..................................             --             --             --              --              --
    Institutional Class...........................             --             --             --              --              --
----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from shares transactions    (16,003,048)   (16,192,465)     1,361,928      (2,927,771)     (1,302,767)
----------------------------------------------------------------------------------------------------------------------------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS..........      9,475,030    (41,545,561)     4,522,976      (7,457,572)     18,148,232

NET ASSETS
  Beginning of period.............................    315,251,954    356,797,515     37,245,975      44,703,547     189,513,517
----------------------------------------------------------------------------------------------------------------------------------
  End of period...................................   $324,726,984   $315,251,954    $41,768,951     $37,245,975    $207,661,749
----------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET
 INVESTMENTS INCOME, END OF PERIOD................   $    741,137   $  2,686,061    $    45,118     $   261,079    $   (200,306)

Statements of Changes in Net Assets                            GE
                                                          PREMIER                            GE                             GE
                                                           GROWTH                     SMALL-CAP                         GLOBAL
                                                           EQUITY                        EQUITY                         EQUITY
                                                             FUND                          FUND                           FUND
                                                    YEAR ENDED   SIX MONTHS ENDED  YEAR ENDED   SIX MONTHS ENDED  YEAR ENDED
                                                   SEPTEMBER 30,  MARCH 31, 2010  SEPTEMBER 30,  MARCH 31, 2010  SEPTEMBER 30,
                                                       2009        (UNAUDITED)        2009        (UNAUDITED)        2009
------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS :
  Net investments income (loss)................... $    452,066    $     1,026    $   (237,957)   $   (52,827)   $    480,369

  Net realized gain (loss) on investments,
    futures, written options, and foreign
    currency transactions.........................  (15,105,458)       515,114     (10,909,568)       (86,331)    (11,287,987)
  Net increase (decrease) in unrealized
    appreciation / (depreciation) on investments,
    futures, written options, and foreign
    currency transactions.........................    6,682,741      3,683,982       3,763,035      3,083,931       5,474,504
------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from operations.........   (7,970,651)     4,200,122      (7,384,490)     2,944,773      (5,333,114)
------------------------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS TO SHAREHOLDERS FROM :
  Net investment income
    Class A.......................................      (68,831)            --              --       (318,924)       (521,383)
    Class B.......................................           --             --              --           (887)           (847)
    Class C.......................................           --             --              --           (162)         (4,183)
    Class R.......................................           --             --              --            (53)           (103)
    Class Y.......................................      (50,398)            --              --       (192,134)       (302,409)
    Retail Class..................................           --             --              --             --              --
    Institutional Class...........................           --             --              --             --              --
  Net realized gains
    Class A.......................................   (8,122,680)            --      (3,318,394)            --      (1,192,250)
    Class B.......................................     (292,942)            --        (201,617)            --          (7,342)
    Class C.......................................   (1,097,710)            --        (403,002)            --         (17,939)
    Class R.......................................         (526)            --            (744)            --            (273)
    Class Y.......................................     (614,258)            --        (299,367)            --        (577,044)
    Retail Class..................................           --             --              --             --              --
    Institutional Class...........................           --             --              --             --              --
------------------------------------------------------------------------------------------------------------------------------
 TOTAL DISTRIBUTIONS..............................  (10,247,345)            --      (4,223,124)      (512,160)     (2,623,773)
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations
 and distributions................................  (18,217,996)     4,200,122     (11,607,614)     2,432,613      (7,956,887)
------------------------------------------------------------------------------------------------------------------------------
 SHARE TRANSACTIONS :
  Proceeds from sale of shares
    Class A.......................................   30,965,430      1,688,545       4,680,103        945,916       1,733,594
    Class B.......................................            2          5,997               2          2,164          10,647
    Class C.......................................    1,717,474        417,810         197,640         11,991          35,995
    Class R.......................................           --             --              --             --              --
    Class Y.......................................   17,634,950             --         651,048        899,199       1,358,911
    Retail Class..................................           --             --              --             --              --
    Institutional Class...........................           --             --              --             --              --
  Value of distributions reinvested
    Class A.......................................    7,763,121             --       3,222,193        300,058       1,604,404
    Class B.......................................      285,273             --         197,332            887           8,189
    Class C.......................................    1,049,377             --         389,417            130          19,342
    Class R.......................................          526             --             744             53             376
    Class Y.......................................      507,671             --         299,367        192,137         875,388
    Retail Class..................................           --             --              --             --              --
    Institutional Class...........................           --             --              --             --              --
  Proceeds from short-term trading fees
    Class A.......................................           --             --              35             --              --
    Class B.......................................           --             --               2             --              --
    Class C.......................................           --             --               4             --              --
    Class R.......................................           --             --              --             --              --
    Class Y.......................................           --             --               3             --              --
    Retail Class..................................           --             --              --             --              --
    Institutional Class...........................           --             --              --             --              --
  Cost of shares redeemed
    Class A.......................................  (34,846,226)    (2,736,592)     (8,979,942)    (2,086,172)     (4,139,654)
    Class B.......................................   (2,633,384)      (422,465)     (1,267,882)       (23,877)        (96,061)
    Class C.......................................   (5,059,185)      (498,032)     (1,440,505)       (87,123)       (235,919)
    Class R.......................................           --             --              --             --              --
    Class Y.......................................   (3,060,696)      (895,367)     (2,676,935)    (1,057,179)     (2,568,804)
    Retail Class..................................           --             --              --             --              --
    Institutional Class...........................           --             --              --             --              --
------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from shares transactions   14,324,333     (2,440,104)     (4,727,374)      (901,816)     (1,393,592)
------------------------------------------------------------------------------------------------------------------------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS..........   (3,893,663)     1,760,018     (16,334,988)     1,530,797      (9,350,479)

NET ASSETS
  Beginning of period.............................  193,407,180     37,393,821      53,728,809     46,267,416      55,617,895
------------------------------------------------------------------------------------------------------------------------------
  End of period................................... $189,513,517    $39,153,839    $ 37,393,821    $47,798,213    $ 46,267,416
------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET
 INVESTMENTS INCOME, END OF PERIOD................ $    483,397    $     1,026    $         --    $   (62,827)   $    502,160

See Notes to Financial Statements.

               150
                                                      [GRAPHIC]


                            GE                              GE                             GE                             GE
                 INTERNATIONAL                           TOTAL                     GOVERNMENT                     SHORT-TERM
                        EQUITY                          RETURN                     SECURITIES                     GOVERNMENT
                          FUND                            FUND                           FUND                           FUND
SIX MONTHS ENDED  YEAR ENDED    SIX MONTHS ENDED  YEAR ENDED   SIX MONTHS ENDED  YEAR ENDED   SIX MONTHS ENDED  YEAR ENDED
 MARCH 31, 2010  SEPTEMBER 30,   MARCH 31, 2010  SEPTEMBER 30,  MARCH 31, 2010  SEPTEMBER 30,  MARCH 31, 2010  SEPTEMBER 30,
  (UNAUDITED)        2009         (UNAUDITED)        2009        (UNAUDITED)        2009        (UNAUDITED)        2009
-----------------------------------------------------------------------------------------------------------------------------

  $   158,412    $    962,049     $    477,688   $  1,794,688    $    962,455   $  3,299,303    $    892,059   $  2,259,392

   (1,250,226)    (14,374,864)         687,254    (20,682,000)      1,349,651       (124,678)        789,607        739,909


    2,551,075       8,989,199        6,594,836     12,977,426      (2,200,562)     1,947,873        (542,935)     1,826,564
-----------------------------------------------------------------------------------------------------------------------------

    1,459,261      (4,423,616)       7,759,778     (5,909,886)        111,544      5,122,498       1,138,731      4,825,865
-----------------------------------------------------------------------------------------------------------------------------
     (765,322)     (1,107,156)      (1,518,961)    (2,194,034)       (958,252)    (3,273,269)       (363,532)      (863,012)
       (9,237)         (8,931)         (30,971)       (70,116)         (1,989)       (11,358)         (2,149)       (19,093)
      (27,137)        (27,976)        (114,513)      (160,017)         (3,468)       (14,453)        (22,929)       (56,117)
         (200)           (178)             (92)          (154)             --             --             (68)          (178)
     (170,748)       (233,020)        (108,741)      (151,580)             --             --        (508,753)    (1,348,725)
           --              --               --             --              --             --              --             --
           --              --               --             --              --             --              --             --
           --      (5,219,970)              --     (5,859,806)       (268,605)            --              --             --
           --         (74,187)              --       (394,414)         (1,011)            --              --             --
           --        (175,247)              --       (692,554)         (1,574)            --              --             --
           --            (902)              --           (462)             --             --              --             --
           --        (978,770)              --       (355,151)             --             --              --             --
           --              --               --             --              --             --              --             --
           --              --               --             --              --             --              --             --
-----------------------------------------------------------------------------------------------------------------------------
     (972,644)     (7,826,337)      (1,773,278)    (9,878,288)     (1,234,899)    (3,299,080)       (897,431)    (2,287,125)
-----------------------------------------------------------------------------------------------------------------------------
      486,617     (12,249,953)       5,986,500    (15,788,174)     (1,123,355)     1,823,418         241,300      2,538,740
-----------------------------------------------------------------------------------------------------------------------------
    1,606,474       8,863,733        7,392,718     12,419,201         526,916      6,521,674       4,612,018     14,230,839
        1,279          55,217                1         34,136              --         34,018              --        112,346
      215,393         179,025        3,232,646      2,582,452         111,127        571,813       2,197,315      4,635,407
           --               1               --             --              --             --              --             --
      234,839       4,847,905          652,051      3,297,556              --             --         843,323      8,101,252
           --              --               --             --              --             --              --             --
           --              --               --             --              --             --              --             --
      709,817       6,040,642        1,404,981      7,496,713         971,101      2,494,843         338,943        807,821
        9,053          77,830           30,249        452,681           2,092          7,315           2,111         18,057
       26,851         199,186           85,039        764,132           2,913          7,947          18,670         37,445
          200           1,080               92            616              --             --              68            174
      159,478       1,203,587          103,417        491,411              --             --         495,587      1,270,933
           --              --               --             --              --             --              --             --
           --              --               --             --              --             --              --             --
           --              --               --             --              --            430              --            185
           --              --               --             --              --              2              --              7
           --              --               --             --              --             --              --             18
           --              --               --             --              --             --              --             --
           --              --               --             --              --              3              --            257
           --              --               --             --              --             --              --             --
           --              --               --             --              --             --              --             --
   (9,071,878)    (18,569,656)      (7,999,031)   (18,327,360)     (7,047,506)   (16,387,528)     (5,243,151)    (9,291,086)
     (132,114)       (215,218)      (2,445,712)    (2,819,342)       (195,280)      (192,462)       (257,445)    (1,273,956)
     (187,304)       (325,264)      (1,894,377)    (4,419,016)        (99,085)      (362,751)     (1,547,128)    (2,259,785)
           --              --               --             --              --             --              --             --
   (3,166,406)     (6,370,659)      (3,467,249)    (1,276,812)             --             --     (16,219,188)    (5,878,120)
           --              --               --             --              --             --              --             --
           --              --               --             --              --             --              --             --
-----------------------------------------------------------------------------------------------------------------------------

   (9,594,318)     (4,012,591)      (2,905,175)       696,368      (5,727,722)    (7,304,696)    (14,758,877)    10,511,794
-----------------------------------------------------------------------------------------------------------------------------
   (9,107,701)    (16,262,544)       3,081,325    (15,091,806)     (6,851,077)    (5,481,278)    (14,517,577)    13,050,534

   42,980,294      59,242,838      128,666,608    143,758,414     109,860,347    115,341,625     116,287,397    103,236,863
-----------------------------------------------------------------------------------------------------------------------------
  $33,872,593    $ 42,980,294     $131,747,933   $128,666,608    $103,009,270   $109,860,347    $101,769,820   $116,287,397
-----------------------------------------------------------------------------------------------------------------------------

  $    80,714    $    894,946     $     16,423   $  1,312,013    $    (42,639)  $    (41,385)   $     79,708   $     85,080

                                                           GE                                GE
                            GE                          FIXED                             MONEY
                    TAX-EXEMPT                         INCOME                            MARKET
                          FUND                           FUND                              FUND
SIX MONTHS ENDED  YEAR ENDED   SIX MONTHS ENDED  YEAR ENDED   SIX MONTHS ENDED   YEAR ENDED
 MARCH 31, 2010  SEPTEMBER 30,  MARCH 31, 2010  SEPTEMBER 30,  MARCH 31, 2010   SEPTEMBER 30,
  (UNAUDITED)        2009        (UNAUDITED)        2009        (UNAUDITED)         2009
-----------------------------------------------------------------------------------------------

  $   700,065     $ 1,223,593    $  1,966,615   $  4,587,643  $        53,075  $     5,810,139

     (150,349)       (177,601)      1,549,625     (5,803,426)           1,551          179,004


     (448,409)      2,919,832         138,581      8,027,457               --               --
-----------------------------------------------------------------------------------------------

      101,307       3,965,824       3,654,821      6,811,674           54,626        5,989,143
-----------------------------------------------------------------------------------------------
     (669,276)     (1,204,416)     (1,859,059)    (4,121,427)              --               --
         (875)         (3,396)         (4,938)       (17,877)              --               --
      (19,547)        (10,239)        (13,851)       (31,173)              --               --
           --              --            (187)          (352)              --               --
      (10,367)         (5,543)        (57,659)      (446,896)              --               --
           --              --              --             --           (1,496)      (1,273,633)
           --              --              --             --          (51,579)      (4,566,829)
           --              --              --             --               --               --
           --              --              --             --               --               --
           --              --              --             --               --               --
           --              --              --             --               --               --
           --              --              --             --               --               --
           --              --              --             --               --               --
           --              --              --             --               --               --
-----------------------------------------------------------------------------------------------
     (700,065)     (1,223,594)     (1,935,694)    (4,617,725)         (53,075)      (5,840,462)
-----------------------------------------------------------------------------------------------
     (598,758)      2,742,230       1,719,127      2,193,949            1,551          148,681
-----------------------------------------------------------------------------------------------
    4,847,724       4,378,693       4,384,905      7,784,821               --               --
           --              --              --         32,479               --               --
    1,097,907         765,620         137,025        562,147               --               --
           --              --              --             --               --               --
      345,581         453,816         122,206      2,366,692               --               --
           --              --              --             --       10,536,467       43,686,435
           --              --              --             --    2,145,314,082    4,296,642,539
      522,069         962,793       1,624,043      3,609,725               --               --
          664           2,677           3,307         13,967               --               --
        9,548           3,659          12,766         27,223               --               --
           --              --             187            347               --               --
           95           1,441          44,419        435,229               --               --
           --              --              --             --            1,367        1,208,865
           --              --              --             --           50,640        4,489,334
           --              --              --             --
           --              --              --             --               --               --
           --              --              --             --               --
           --              --              --             --               --               --
           --              --              --             --               --               --
           --              --              --             --               --               --
           --              --              --             --               --               --
   (1,210,278)     (2,736,098)    (13,381,690)   (25,886,964)              --               --
      (32,483)        (83,572)        (94,210)      (476,830)              --               --
      (80,214)        (65,255)       (202,122)      (622,361)              --               --
           --              --              --             --               --               --
     (249,412)         (2,010)     (6,401,748)    (7,281,137)              --               --
           --              --              --             --      (49,200,875)     (84,015,799)
           --              --              --             --   (2,344,501,823)  (4,088,639,418)
-----------------------------------------------------------------------------------------------

    5,251,201       3,681,764     (13,750,912)   (19,434,662)    (237,800,142)     173,371,956
-----------------------------------------------------------------------------------------------
    4,652,443       6,423,994     (12,031,785)   (17,240,713)    (237,798,591)     173,520,637

   37,797,335      31,373,341     113,370,789    130,611,502    1,059,943,458      886,422,821
-----------------------------------------------------------------------------------------------
  $42,449,778     $37,797,335    $101,339,004   $113,370,789  $   822,144,867  $ 1,059,943,458
-----------------------------------------------------------------------------------------------

  $    50,586     $    50,586    $    839,693   $    808,772  $        (2,842) $        (2,842)

                                                  [GRAPHIC]  151



Statements of
Changes in Net                                                      GE                             GE
Assets (continued)                                                U.S.                     CORE VALUE
Changes in Fund                                                 EQUITY                         EQUITY
Shares                                                            FUND                           FUND
                                        SIX MONTHS ENDED  YEAR ENDED   SIX MONTHS ENDED  YEAR ENDED   SIX MONTHS ENDED
                                         MARCH 31, 2010  SEPTEMBER 30,  MARCH 31, 2010  SEPTEMBER 30,  MARCH 31, 2010
                                          (UNAUDITED)        2009        (UNAUDITED)        2009        (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------

CLASS A:
Shares sold............................       545,596      1,209,570        390,839         583,234         581,008
Issued for distribution reinvested.....        84,107        298,770         38,199         130,359          17,965
Shares redeemed........................    (1,395,344)    (2,477,585)      (259,608)     (1,193,608)     (1,042,182)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares.      (765,641)      (969,245)       169,430        (480,015)       (443,209)
-----------------------------------------------------------------------------------------------------------------------

CLASS B:
Shares sold............................            51            449             --           1,714              55
Issued for distribution reinvested.....           372          1,388            369           2,296             116
Shares redeemed........................       (19,730)       (56,267)       (27,824)       (102,927)        (85,865)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares.       (19,307)       (54,430)       (27,455)        (98,917)        (85,694)
-----------------------------------------------------------------------------------------------------------------------

CLASS C:
Shares sold............................         5,838         26,197         51,115         155,224          94,191
Issued for distribution reinvested.....           872          3,200          1,362           3,474              --
Shares redeemed........................       (27,443)       (88,208)       (21,016)        (45,696)       (123,330)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares.       (20,733)       (58,811)        31,461         113,002         (29,139)
-----------------------------------------------------------------------------------------------------------------------

CLASS R:
Shares sold............................            --             --             --              --           4,212
Issued for distribution reinvested.....             3             11              6              29              11
Shares redeemed........................            --             --             --              --              --
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares.             3             11              6              29           4,223
-----------------------------------------------------------------------------------------------------------------------

CLASS Y:
Shares sold............................       259,055        761,557          5,250          36,359         643,950
Issued for distribution reinvested.....        62,692        166,453             27              30           3,400
Shares redeemed........................      (240,891)      (717,865)       (11,018)         (4,470)       (187,937)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares.        80,856        210,145         (5,741)         31,919         459,413
-----------------------------------------------------------------------------------------------------------------------

RETAIL CLASS:
Shares sold............................            --             --             --              --              --
Issued for distribution reinvested.....            --             --             --              --              --
Shares redeemed........................            --             --             --              --              --
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares.            --             --             --              --              --
-----------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS:
Shares sold............................            --             --             --              --              --
Issued for distribution................            --             --             --              --              --
Shares redeemed........................            --             --             --              --              --
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares.            --             --             --              --              --
-----------------------------------------------------------------------------------------------------------------------

Statements of                                       GE
Changes in Net                                 PREMIER                                                           GE
Assets (continued)                              GROWTH                                                       GLOBAL
Changes in Fund                                 EQUITY                  GE SMALL-CAP                         EQUITY
Shares                                            FUND                   EQUITY FUND                           FUND
                                         YEAR ENDED   SIX MONTHS ENDED  YEAR ENDED   SIX MONTHS ENDED  YEAR ENDED
                                        SEPTEMBER 30,  MARCH 31, 2010  SEPTEMBER 30,  MARCH 31, 2010  SEPTEMBER 30,
                                            2009        (UNAUDITED)        2009        (UNAUDITED)        2009
-------------------------------------------------------------------------------------------------------------------

CLASS A:
Shares sold............................     655,758        189,551        111,853          50,414         852,613
Issued for distribution reinvested.....     505,839             --        111,961          16,080         613,886
Shares redeemed........................  (1,278,941)      (313,800)      (271,292)       (112,283)     (1,836,645)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares.    (117,344)      (124,249)       (47,478)        (45,789)       (370,146)
-------------------------------------------------------------------------------------------------------------------

CLASS B:
Shares sold............................          --            785            632             135           4,742
Issued for distribution reinvested.....      35,364             --            626              53           8,581
Shares redeemed........................    (201,544)       (55,167)        (7,570)         (1,390)        (22,628)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares.    (166,180)       (54,382)        (6,312)         (1,202)         (9,305)
-------------------------------------------------------------------------------------------------------------------

CLASS C:
Shares sold............................      31,761         55,037          2,425             703          17,810
Issued for distribution reinvested.....      70,165             --          1,477               8          22,034
Shares redeemed........................    (219,388)       (65,872)       (17,409)         (5,219)        (34,271)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares.    (117,462)       (10,835)       (13,507)         (4,508)          5,573
-------------------------------------------------------------------------------------------------------------------

CLASS R:
Shares sold............................          --             --             --              --              --
Issued for distribution reinvested.....         117             --             26               3             110
Shares redeemed........................          --             --             --              --              --
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares.         117             --             26               3             110
-------------------------------------------------------------------------------------------------------------------

CLASS Y:
Shares sold............................      92,404             --         88,333          47,718         531,022
Issued for distribution reinvested.....      45,427             --         61,003          10,275         120,964
Shares redeemed........................    (354,287)       (98,284)      (165,649)        (56,769)       (554,613)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares.    (216,456)       (98,284)       (16,313)          1,224          97,373
-------------------------------------------------------------------------------------------------------------------

RETAIL CLASS:
Shares sold............................          --             --             --              --              --
Issued for distribution reinvested.....          --             --             --              --              --
Shares redeemed........................          --             --             --              --              --
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares.          --             --             --              --              --
-------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS:
Shares sold............................          --             --             --              --              --
Issued for distribution................          --             --             --              --              --
Shares redeemed........................          --             --             --              --              --
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares.          --             --             --              --              --
-------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

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


                                                                                          GE                             GE
                            GE                             GE                        GOVERN-                     SHORT-TERM
                 INTERNATIONAL                          TOTAL                           MENT                        GOVERN-
                        EQUITY                         RETURN                     SECURITIES                           MENT
                          FUND                           FUND                           FUND                           FUND
SIX MONTHS ENDED  YEAR ENDED   SIX MONTHS ENDED  YEAR ENDED   SIX MONTHS ENDED  YEAR ENDED   SIX MONTHS ENDED  YEAR ENDED
 MARCH 31, 2010  SEPTEMBER 30,  MARCH 31, 2010  SEPTEMBER 30,  MARCH 31, 2010  SEPTEMBER 30,  MARCH 31, 2010  SEPTEMBER 30,
  (UNAUDITED)        2009        (UNAUDITED)        2009        (UNAUDITED)        2009        (UNAUDITED)        2009
----------------------------------------------------------------------------------------------------------------------------

     127,061       2,061,947        405,443         770,882         59,015         719,169         397,741      1,241,768
      56,514         588,115         77,409         504,150        108,923         276,093          29,211         70,647
    (695,573)     (2,318,922)      (439,248)     (1,162,434)      (788,864)     (1,813,921)       (451,738)      (811,309)
----------------------------------------------------------------------------------------------------------------------------
    (511,998)        331,140         43,604         112,598       (620,926)       (818,659)        (24,786)       501,106
----------------------------------------------------------------------------------------------------------------------------

         117              --             --           2,210             --           3,725              --          9,911
         789          24,466          1,724          31,436            233             803             182          1,587
     (11,240)       (200,163)      (138,903)       (181,487)       (21,769)        (21,028)        (22,214)      (111,395)
----------------------------------------------------------------------------------------------------------------------------
     (10,334)       (175,697)      (137,179)       (147,841)       (21,536)        (16,500)        (22,032)       (99,897)
----------------------------------------------------------------------------------------------------------------------------

      18,886         125,021        191,873         170,808         12,232          62,469         189,498        405,493
       2,333          89,998          5,041          55,132            322             867           1,611          3,284
     (15,929)       (381,920)      (112,375)       (301,302)       (10,952)        (39,441)       (133,578)      (196,338)
----------------------------------------------------------------------------------------------------------------------------
       5,290        (166,901)        84,539         (75,362)         1,602          23,895          57,531        212,439
----------------------------------------------------------------------------------------------------------------------------

          --              --             --              --             --              --              --             --
          16              40              5              41             --              --               6             15
          --              --             --              --             --              --              --             --
----------------------------------------------------------------------------------------------------------------------------
          16              40              5              41             --              --               6             15
----------------------------------------------------------------------------------------------------------------------------

      18,366       1,129,676         35,351         204,690             --              --          72,903        712,582
      12,547          37,858          5,639          32,717             --              --          42,854        111,471
    (238,941)       (204,660)      (186,667)        (80,470)            --              --      (1,402,486)      (519,254)
----------------------------------------------------------------------------------------------------------------------------
    (208,028)        962,874       (145,677)        156,937             --              --      (1,286,729)       304,799
----------------------------------------------------------------------------------------------------------------------------

          --              --             --              --             --              --              --             --
          --              --             --              --             --              --              --             --
          --              --             --              --             --              --              --             --
----------------------------------------------------------------------------------------------------------------------------
          --              --             --              --             --              --              --             --
----------------------------------------------------------------------------------------------------------------------------

          --              --             --              --             --              --              --             --
          --              --             --              --             --              --              --             --
          --              --             --              --             --              --              --             --
----------------------------------------------------------------------------------------------------------------------------
          --              --             --              --             --              --              --             --
----------------------------------------------------------------------------------------------------------------------------


                                                           GE                               GE
                            GE                          FIXED                            MONEY
                    TAX-EXEMPT                         INCOME                           MARKET
                          FUND                           FUND                             FUND
SIX MONTHS ENDED  YEAR ENDED   SIX MONTHS ENDED  YEAR ENDED   SIX MONTHS ENDED   YEAR ENDED
 MARCH 31, 2010  SEPTEMBER 30,  MARCH 31, 2010  SEPTEMBER 30,  MARCH 31, 2010   SEPTEMBER 30,
  (UNAUDITED)        2009        (UNAUDITED)        2009        (UNAUDITED)         2009
----------------------------------------------------------------------------------------------

     415,026        389,352          370,986        692,504                --              --
      44,842         85,316          137,378        320,294                --              --
    (103,807)      (240,787)      (1,139,364)    (2,304,056)               --              --
----------------------------------------------------------------------------------------------
     356,061        233,881         (631,000)    (1,291,258)               --              --
----------------------------------------------------------------------------------------------

          --             --               --          2,925                --              --
          57            238              280          1,245                --              --
      (2,801)        (7,418)          (8,002)       (42,303)               --              --
----------------------------------------------------------------------------------------------
      (2,744)        (7,180)          (7,722)       (38,133)               --              --
----------------------------------------------------------------------------------------------

      94,049         66,533           11,601         50,135                --              --
         820            323            1,079          2,412                --              --
      (6,850)        (5,760)         (17,109)       (54,962)               --              --
----------------------------------------------------------------------------------------------
      88,019         61,096           (4,429)        (2,415)               --              --
----------------------------------------------------------------------------------------------

          --             --               --             --                --              --
          --             --               16             31                --              --
          --             --               --             --                --              --
----------------------------------------------------------------------------------------------
          --             --               16             31                --              --
----------------------------------------------------------------------------------------------

      27,361         36,782           10,356        211,622                --              --
           8            118            3,764         38,728                --              --
     (19,766)          (160)        (546,641)      (652,283)               --              --
----------------------------------------------------------------------------------------------
       7,603         36,740         (532,521)      (401,933)               --              --
----------------------------------------------------------------------------------------------

          --             --               --             --        10,535,990      43,686,407
          --             --               --             --             1,367       1,208,865
          --             --               --             --       (49,200,874)    (84,015,799)
----------------------------------------------------------------------------------------------
          --             --               --             --       (38,663,517)    (39,120,527)
----------------------------------------------------------------------------------------------

          --             --               --             --     2,145,311,490   4,296,642,443
          --             --               --             --            50,640       4,489,334
          --             --               --             --    (2,344,501,823) (4,088,639,418)
----------------------------------------------------------------------------------------------
          --             --               --             --      (199,139,693)    212,492,359
----------------------------------------------------------------------------------------------

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
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

                                                     March 31, 2010 (unaudited)

                                    [GRAPHIC]
                          Notes to Financial Statements

1. ORGANIZATION OF THE FUNDS

GE Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 10, 1992, and is authorized to issue an unlimited number of shares. It comprises sixteen portfolios (each a "Fund" and collectively the "Funds"), although only the following twelve are currently being offered: GE U.S. Equity Fund, GE Core Value Equity Fund, GE Premier Growth Equity Fund, GE Small-Cap Equity Fund, GE Global Equity Fund, GE International Equity Fund, GE Total Return Fund, GE Government Securities Fund, GE Short-Term Government Fund, GE Tax-Exempt Fund, GE Fixed Income Fund and GE Money Market Fund. Each GE Fund (other than the GE Government Securities Fund, GE Tax-Exempt Fund and the GE Money Market Fund) currently offers four share classes to investors, namely Class A, Class C, Class R and Class Y shares. The GE Tax-Exempt Fund currently offers three share classes to investors, namely Class A, Class C and Class Y shares, the GE Government Securities Fund currently offers two share classes to investors, namely Class A and Class C shares, and the GE Money Market Fund currently offers two share classes to investors, namely the Retail Class and the Institutional Class shares. As of January 29, 2007, Class B shares of all Funds were closed to new investments.

Maximum Sales Load Imposed on Purchases of Class A Shares (as a percentage of offering price):

5.75%                          4.25%                          2.50%
--------------------------------------------------------------------------------------------
GE U.S. Equity Fund            GE Government Securities Fund  GE Short-Term Government Fund

GE Core Value Equity Fund      GE Tax-Exempt Fund

GE Premier Growth Equity Fund  GE Fixed Income Fund

GE Small-Cap Equity Fund

GE Global Equity Fund

GE International Equity Fund

GE Total Return Fund

There is no front-end sales charge imposed on individual purchases of Class A shares of $1 million or more. The front-end sales charge is also waived in other instances as described in the GE Funds' prospectus. Purchases of $1 million or more of Class A shares at net asset value are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase.

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




                                                     March 31, 2010 (unaudited)

                                    [GRAPHIC]
                          Notes to Financial Statements


Maximum Contingent Deferred Sales Charges imposed on redemptions of Class B shares (as a percentage of redemption proceeds) within the first year are:

        4.00%                          3.00%
        ---------------------------------------------------------------
        GE U.S. Equity Fund            GE Government Securities Fund

        GE Core Value Equity Fund      GE Short-Term Government Fund

        GE Premier Growth Equity Fund  GE Tax-Exempt Fund

        GE Small-Cap Equity Fund       GE Fixed Income Fund

        GE Global Equity Fund

        GE International Equity Fund

        GE Total Return Fund

The contingent deferred sales charge for redemptions of Class B shares for all Funds are as follows: within the second year -- 3.00%; within the third year -- 2.00%; within the fourth year -- 1.00% and within the fifth year and thereafter -- 0.00%.

The maximum contingent deferred sales charge imposed on redemptions of Class C shares for all Funds is 1.00% within the first year of purchase and 0.00% thereafter.

No front-end or contingent deferred sales charges are assessed by the Trust with respect to the Retail Class and Institutional Class shares of the GE Money Market Fund or Class R and Class Y shares of all Funds.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Trust:

SECURITY VALUATION AND TRANSACTIONS. A Fund's portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Values obtained from pricing services are based on various factors such as market transactions, dealer supplied valuations, security characteristics and other market data. In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations. Municipal obligations are valued at the quoted bid prices.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Funds' Board of Trustees that are designed to establish its "fair" value. Those procedures require that the fair value of a security be established by the fair valuation committee. The fair valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of any Fund in the appropriate circumstances.

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




                                                     March 31, 2010 (unaudited)

                                    [GRAPHIC]
                          Notes to Financial Statements


Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a model to identify affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price.

GEAM may also separately monitor portfolio securities and, consistent with the Funds' fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these valuation procedures will always better represent the price at which a Fund could sell the affected portfolio security.

All portfolio securities of the GE Money Market Fund and any short-term securities of sufficient credit quality held by any other Fund with remaining maturities of sixty days or less at the time of purchase are valued on the basis of amortized cost.

A Fund's written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price.

All assets and liabilities of the Funds initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuter exchange rate computed at 11:00 a.m., Eastern time.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Each Fund's income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among each Fund's respective share classes based upon the relative net assets of each class share.

FAIR VALUE MEASUREMENTS

The Funds adopted ASC 820, Fair Valuation Measurements and Disclosures effective October 2008, for all financial instruments accounted for at fair value.

For financial assets and liabilities, fair value is the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction with a market participant at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 -- Quoted prices for identical investments in active markets.

Level 2 -- Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 -- Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

The following section describes the valuation methodologies the Funds use to measure different financial investments at fair value.


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                                                      [GRAPHIC]
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




                                                     March 31, 2010 (unaudited)

                                    [GRAPHIC]
                          Notes to Financial Statements

When available, the Funds use quoted market prices to determine the fair value of investment securities, and they are included in Level 1. Level 1 securities primarily include publicly-traded equity securities.

When quoted market prices are unobservable, pricing information is obtained from an independent pricing vendor. The pricing vendor uses various pricing models for each asset class that are consistent with what other market participants would use. The inputs and assumptions to the model of the pricing vendor are derived from market observable sources including: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and other market related data. Since many fixed income securities do not trade on a daily basis, the methodology of the pricing vendor uses available information as applicable such as benchmark curves, benchmarking of like securities, sector groupings, and matrix pricing. The pricing vendor considers available market observable inputs in determining the evaluation for a security. Thus, certain securities may not be priced using quoted prices, but rather determined from market observable information. These investments are included in Level 2 and primarily comprise our portfolio of corporate fixed income, government, mortgage and asset-backed securities. In infrequent circumstances, pricing vendors may provide the Funds with valuations that are based on significant unobservable inputs, and in those circumstances we classify the investment securities in Level 3.

The Funds use non-binding broker quotes as the primary basis for valuation when there is limited, or no, relevant market activity for a specific investment or for other investments that share similar characteristics. The Funds have not adjusted the prices obtained. Investment securities priced using non-binding broker quotes are included in Level 3. As is the case with the primary pricing vendor, third-party brokers do not provide access to their proprietary valuation models, inputs and assumptions. Accordingly, GEAM conducts internal reviews of pricing for all such investment securities periodically to ensure reasonableness of valuations used in the Funds' financial statements. These reviews are designed to identify prices that appear stale, those that have changed significantly from prior valuations, and other anomalies that may indicate that a price may not be accurate. Based on the information available, GEAM believes that the fair values provided by the brokers are representative of prices that would be received to sell the assets at the measurement date (exit prices).

Other financial investments are derivative instruments that are not reflected in Total Investments, such as futures, forwards, swaps, and written options contracts, which are valued based on the unrealized appreciation/depreciation of the instrument.

The Funds use closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

Transfers in and out of Level 3 are considered to occur at the beginning of the period.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with the Investment Company Act of 1940. Generally, amortized cost reflects the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund's NAV.

REPURCHASE AGREEMENTS Each of the Funds may engage in repurchase agreement transactions with respect to instruments that are consistent with the Fund's investment objective or policies. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value,

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




                                                     March 31, 2010 (unaudited)

                                    [GRAPHIC]
                          Notes to Financial Statements

including accrued interest, is at least equal to 102% for domestic securities and 105% for international securities of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

SECURITY LENDING Each of the Funds may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Funds continue to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Funds will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. A Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Funds may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

GEAM administers the security lending program for the following funds: GE Government Securities Fund, GE Short-Term Government Fund and GE Fixed Income Fund. The security lending fee is based on the number and duration of lending transactions. For the period ended March 31, 2010, the Funds did not participate in the securities lending program and no fees were paid to GEAM during the period.

FOREIGN CURRENCY Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in market prices of securities during the period. Such fluctuations are included in net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of foreign securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities (including foreign currencies and open foreign currency contracts) as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

DERIVATIVES The Funds are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds enter into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions, and for managing the duration of fixed-income investments. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Funds are required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Funds each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Funds. Upon entering into such contracts, the Funds bear the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures contracts, there is

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




                                                     March 31, 2010 (unaudited)

                                    [GRAPHIC]
                          Notes to Financial Statements

minimal counterparty credit risk to the Funds since futures contracts are exchange traded and the exchange's clearinghouse, as counterparty to all traded futures, guarantees the futures against default.

FUTURES CONTRACTS Certain Funds may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Funds may invest in futures contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund's exposure to the underlying instrument while selling futures tends to decrease a Fund's exposure to the underlying instrument, or economically hedge other Fund investments. A Fund will not enter into a transaction involving futures for speculative purposes. A Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margins, are made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS Certain Funds may purchase and write options, subject to certain limitations. The Funds may invest in options contracts to manage their exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase a Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease a Fund's exposure to the underlying instrument, or economically hedge other Fund investments. A Fund will not enter into a transaction involving options for speculative purposes. A Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When a Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

SWAP CONTRACTS As part of their investment strategies, certain Funds may invest in swap agreements which are agreements to exchange the return generated by one instrument for the return generated by another instrument. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based upon a notional principal amount. To the extent the total return of the security or index underlying the agreement exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty. Swaps are marked to market daily based upon the underlying security or index. Payments received or made are recorded as realized gain or loss in the Statement of Operations. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or

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

                                                     March 31, 2010 (unaudited)

                                    [GRAPHIC]
                          Notes to Financial Statements

securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS Each of the Funds may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or more after entering into the transactions. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date. For sales commitments, the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Funds will not enter into such commitments for the purpose of investment leverage.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Funds' currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Funds' financial statements. Such amounts appear under the caption Forward Foreign Currency Contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Funds' risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Funds may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies, including the distribution of substantially all of their taxable net investment income, tax-exempt income, and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

The Funds are subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity's activities during the year. ASC 740 also provides guidance regarding how certain uncertain tax position should be recognized, measured, presented and

               160
                                                      [GRAPHIC]

                                                     March 31, 2010 (unaudited)

                                    [GRAPHIC]
                          Notes to Financial Statements

disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. There are no adjustments to the Funds' net assets required under ASC 740. The Funds' 2006, 2007, 2008 and 2009 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At March 31, 2010, information on the tax cost of investments and distributable earnings on a tax basis is as follows:

                                                                            NET TAX
                                                                           UNREALIZED
                                   COST OF      GROSS TAX    GROSS TAX      APPREC./
                                 INVESTMENTS    UNREALIZED   UNREALIZED   (DEPREC.) ON
FUND                           FOR TAX PURPOSES  APPREC.      DEPREC.     INVESTMENTS
--------------------------------------------------------------------------------------
GE U.S. Equity Fund              $296,714,229   $44,654,509 $(16,508,431) $28,146,078
GE Core-Value Equity Fund          38,857,933     5,607,270   (2,514,657)   3,092,614
GE Premier Growth Equity          195,894,883    24,080,562  (11,953,169)  12,127,393
GE Small-Cap Equity Fund           36,259,563     5,536,211   (2,491,478)   3,044,733
GE Global Equity Fund              43,611,578     6,690,286   (2,612,713)   4,077,573
GE International Equity Fund       33,637,994     3,935,289   (4,025,522)     (90,233)
GE Total Return Fund              128,635,985    11,931,661   (8,049,266)   3,882,395
GE Government Securities Fund     103,632,711       188,188   (1,017,926)    (829,738)
GE Short-Term Government Fund     128,553,808       520,333     (805,391)    (285,058)
GE Tax-Exempt Fund                 42,256,542     1,836,903     (224,721)   1,612,183
GE Fixed Income Fund              104,402,846     2,908,071   (3,374,318)    (466,247)
GE Money Market Fund              817,058,219            --           --           --

As of September 30, 2009, the following Funds have capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income. During the year ended September 30, 2009, there was $115,020 capital loss carryover expirations for the GE Tax-Exempt Fund. During the year ended September 30, 2009, GE Government Securities Fund, GE Short-Term Government Fund and the GE Money Market Fund utilized capital loss carryovers in the amounts of $2,107,598, $2,093,313 and $120, respectively.

               FUND                             AMOUNT   EXPIRES
               --------------------------------------------------
               GE U.S. Equity Fund            $5,061,505 09/30/17
               GE Core-Value Equity Fund       1,258,562 09/30/17
               GE Premier Growth Equity Fund   4,473,747 09/30/17
               GE Small-Cap Equity Fund        2,288,244 09/30/17
               GE Global Equity Fund           2,207,588 09/30/17
               GE International Equity Fund    1,321,379 09/30/17
               GE Total ReturnFund             2,200,580 09/30/17
               GE Short-Term Government Fund     170,353 09/30/15
               GE Tax -Exempt Fund                 5,270 09/30/11
               GE Tax -Exempt Fund                14,537 09/30/12
               GE Tax -Exempt Fund                47,679 09/30/14
               GE Tax -Exempt Fund                38,829 09/30/15

                                                  [GRAPHIC]  161


                                                     March 31, 2010 (unaudited)

                                    [GRAPHIC]
                          Notes to Financial Statements

                   FUND                    AMOUNT   EXPIRES
                   -----------------------------------------
                   GE Tax -Exempt Fund   $  289,216 09/30/16
                   GE Tax -Exempt Fund      291,901 09/30/17
                   GE Fixed Income Fund   2,454,522 09/30/15
                   GE Fixed Income Fund   1,535,679 09/30/17

Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Funds elected to defer losses incurred after October 31, 2008 as follows:

              FUND                             CAPITAL   CURRENCY
              ---------------------------------------------------
              GE U.S. Equity Fund            $45,218,182 $    --
              GE Core Value Equity Fund        6,169,745      --
              GE Premier Growth Equity Fund    7,727,780      --
              GE Small-Cap Equity Fund         8,318,919      --
              GE Global Equity Fund            9,047,100      --
              GE International Equity Fund     9,908,976   7,382
              GE Total Return Fund            15,849,165  21,882
              GE Government Securities Fund    1,955,114     240
              GE Short-Term Government Fund    1,325,442      --
              GE Tax-Exempt Fund                  63,050      --
              GE Fixed Income Fund             5,471,242     240
              GE Money Market Fund                    --      --

The tax composition of distributions paid during the years ended September 30, 2009 and September 30, 2008 were as follows:

                                  YEAR ENDED SEPTEMBER 30, 2009       YEAR ENDED SEPTEMBER 30, 2008
                               ----------------------------------- ------------------------------------
                                 EXEMPT    ORDINARY    LONG-TERM     EXEMPT    ORDINARY     LONG-TERM
FUND                            INTEREST    INCOME   CAPITAL GAINS  INTEREST    INCOME    CAPITAL GAINS
-------------------------------------------------------------------------------------------------------
GE U.S. Equity Fund            $       -- $3,821,527  $3,815,389   $       -- $ 7,637,700  $40,124,310
GE Core-Value Equity Fund              --    443,258     468,424           --   1,455,388    8,561,862
GE Premier Growth Equity Fund          --    370,828   9,876,517           --   1,144,716   23,850,564
GE Small-Cap Equity Fund               --     87,873   4,135,251           --   1,904,931   12,965,990
GE Global Equity Fund                  --    828,925   1,794,848           --     517,395    8,022,740
GE International Equity Fund           --  1,377,261   6,449,076           --     735,051    6,703,833
GE Total Return Fund                   --  2,575,252   7,303,036           --   3,866,099   14,007,456
GE Government Securities Fund          --  3,299,080          --           --   4,241,668           --
GE Short-Term Government Fund          --  2,287,125          --           --   3,657,561           --
GE Tax-Exempt Fund              1,204,775     18,819          --    1,138,472      50,486           --
GE Fixed Income Fund                   --  4,617,725          --           --   5,823,791           --
GE Money Market Fund                   --  5,840,462          --           --  14,583,617           --

               162
                                                      [GRAPHIC]

                                                     March 31, 2010 (unaudited)

                                    [GRAPHIC]
                          Notes to Financial Statements


DISTRIBUTIONS TO SHAREHOLDERS GE Government Securities Fund, GE Short-Term Government Fund, GE Tax-Exempt Fund, GE Fixed Income Fund, and GE Money Market Fund declare investment income dividends daily and pay them monthly. All other Funds declare and pay dividends from investment income annually. All Funds declare and pay net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) treatment of realized and unrealized gains and losses on forward foreign currency contracts, paydown gains and losses on mortgage-backed securities, and losses deferred due to wash sale transactions. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis.

Accretion of discount and amortization of premium on taxable bonds to the call or maturity date, whichever is shorter, using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates.

EXPENSES Fund specific expenses are allocated to the Fund that incurs such expense and pro rata across share classes. Expenses, other than those incurred by a specific Fund, are allocated pro rata among Funds and share classes. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. All expenses of the Funds are paid by GEAM and reimbursed by the Funds. Certain class specific expenses (such as transfer agency fees or distribution fees) are allocated to the class that incurs such expense.

SHORT-TERM TRADING (REDEMPTION) FEES Shares held in the GE Global Equity Fund and GE International Equity Fund less than 90 days are subject to a short-term trading fee equal to 2.00% of the proceeds of the redeemed shares. These fees, which are retained by a Fund, are accounted for as an addition to paid-in capital. The redemption fee has currently been suspended. It may be reinstated at any time without prior notice.

NEW ACCOUNTING PRONOUNCEMENTS

The Financial Accounting Standards Board (FASB) issued FASB Accounting Standards Codification (ASC) effective for financial statements issued for interim and annual periods ending after September 15, 2009. The ASC is an aggregation of previously issued authoritative U.S. generally accepted accounting principles (GAAP) in one comprehensive set of guidance organized by subject area. In accordance with the ASC, references to previously issued accounting standards have been replaced by ASC references. Subsequent revisions to GAAP will be incorporated into the ASC through Accounting Standards Updates
(ASU).

The Funds adopted ASC 855, Subsequent Events effective October 2009. ASC 855 establishes principles and requirements for subsequent events, in particular
(a) the period after the balance sheet date during which management of a reporting entity shall evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements; (b) the circumstances under which an entity shall recognize events or transactions occurring after the balance sheet date in its financial statements; and (c) the disclosures that an entity shall make about events or transactions that occurred after the balance sheet date.

In January 2010, FASB issued ASU 2010-06, Improving Disclosures about Fair Value Measurements. ASU 2010-06 requires reporting entities to make new disclosures about the amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and

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

                                                     March 31, 2010 (unaudited)

                                    [GRAPHIC]
                          Notes to Financial Statements

information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures are effect for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. GEAM does not believe the adoption of ASU 2010-06 will materially impact the financial statement amounts.

3. FAIR VALUE MEASUREMENTS

The Funds adopted ASC 820, Fair Valuation Measurements and Disclosures effective October 2008. This guidance establishes a new framework for measuring fair value and expands related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.
The following tables present the Funds' investments measured at fair value on a recurring basis at March 31, 2010:

GE U.S. EQUITY FUND
                                                  LEVEL 1    LEVEL 2  LEVEL 3      TOTAL
--------------------------------------------------------------------------------------------
INVESTMENTS IN SECURITIES
 Common Stock                                  $315,087,612  $     -- $     -- $315,087,612
 Exchange Traded Funds                            6,152,538        --       --    6,152,538
 Other Investments                                       --    73,613       --       73,613
 Short-Term Investments                           3,057,753   485,000       --    3,542,753
--------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES                $324,297,903  $558,613 $     -- $324,856,516
--------------------------------------------------------------------------------------------

OTHER FINANCIAL INSTRUMENTS
 Futures Contracts -- Unrealized Appreciation  $        763  $     -- $     -- $        763

GE CORE VALUE EQUITY FUND
                                                  LEVEL 1    LEVEL 2  LEVEL 3      TOTAL
--------------------------------------------------------------------------------------------
INVESTMENTS IN SECURITIES
 Common Stock                                  $ 40,720,128  $     -- $     -- $ 40,720,128
 Exchanged Traded Funds                             773,610        --               773,610
 Other Investments                                       --    11,693       --       11,693
 Short-Term Investments                             445,115        --               445,115
--------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES                $ 41,938,853  $ 11,693 $     -- $ 41,950,546
--------------------------------------------------------------------------------------------

GE PREMIER GROWTH EQUITY FUND
                                                  LEVEL 1    LEVEL 2  LEVEL 3      TOTAL
--------------------------------------------------------------------------------------------
INVESTMENTS IN SECURITIES
 Common Stock                                  $204,335,404  $     -- $     -- $204,335,404
 Other Investments                                       --    12,459       --       12,459
 Short-Term Investments                           3,674,412        --       --    3,674,412
--------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES                $208,009,816  $ 12,459 $     -- $208,022,275
--------------------------------------------------------------------------------------------

OTHER FINANCIAL INSTRUMENTS
 Futures Contracts -- Unrealized Depreciation  $     (1,845) $     -- $     -- $     (1,845)

               164
                                                      [GRAPHIC]

                                                     March 31, 2010 (unaudited)

                                    [GRAPHIC]
                          Notes to Financial Statements

GE SMALL-CAP EQUITY FUND
                                                 LEVEL 1    LEVEL 2  LEVEL 3     TOTAL
------------------------------------------------------------------------------------------
INVESTMENTS IN SECURITIES
 Common Stock                                  $36,428,310  $     -- $     -- $36,428,310
 Other Investments                                      --     8,432       --       8,432
 Short-Term Investments                          2,893,997        --       --   2,893,997
------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES                $39,322,307  $  8,432 $     -- $39,330,739
------------------------------------------------------------------------------------------

OTHER FINANCIAL INSTRUMENTS
 Futures Contracts -- Unrealized Depreciation  $    (2,544) $     -- $     -- $    (2,544)

GE GLOBAL EQUITY FUND
                                                 LEVEL 1    LEVEL 2  LEVEL 3     TOTAL
------------------------------------------------------------------------------------------
INVESTMENTS IN SECURITIES
 Common Stock                                  $45,292,362  $     -- $     -- $45,292,362
 Preferred Stock                                 1,053,717        --       --   1,053,717
 Exchanged Traded Funds                            385,482        --       --     385,482
 Other Investments                                      --    26,439       --      26,439
 Short-Term Investments                            909,299        --       --     909,299
------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES                $47,640,860  $ 26,439 $     -- $47,667,299
------------------------------------------------------------------------------------------

OTHER FINANCIAL INSTRUMENTS
 Futures Contracts -- Unrealized Appreciation  $       472  $     -- $     -- $       472

GE INTERNATIONAL EQUITY FUND
                                                 LEVEL 1    LEVEL 2  LEVEL 3     TOTAL
------------------------------------------------------------------------------------------
INVESTMENTS IN SECURITIES
 Common Stock                                  $32,679,677  $     -- $     -- $32,679,677
 Preferred Stock                                   261,147        --       --     261,147
 Rights                                                654        --       --         654
 Other Investments                                      --    16,014       --      16,014
 Short-Term Investments                            592,832        --       --     592,832
------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES                $33,534,310  $ 16,014 $     -- $33,550,324
------------------------------------------------------------------------------------------

OTHER FINANCIAL INSTRUMENTS
 Futures Contracts -- Unrealized Depreciation  $    (1,585) $     -- $     -- $    (1,585)

                                                  [GRAPHIC]  165


                                                     March 31, 2010 (unaudited)

                                    [GRAPHIC]
                          Notes to Financial Statements

GE TOTAL RETURN FUND
                                                           LEVEL 1      LEVEL 2   LEVEL 3      TOTAL
--------------------------------------------------------------------------------------------------------
INVESTMENTS IN SECURITIES
 Domestic Equity                                        $ 44,691,339  $        -- $     -- $ 44,691,339
 Foreign Equity                                           38,903,207           --       --   38,903,207
 Bonds and Notes -- U.S. Treasuries                               --    4,914,279       --    4,914,279
 Bonds and Notes -- Agency Mortgage Backed                        --    5,345,700   22,270    5,367,970
 Bonds and Notes -- Agency Collateralized Mortgage
   Obligations                                                    --      516,804  210,697      727,501
 Bonds and Notes -- Asset Backed                                  --      944,923       --      944,923
 Bonds and Notes -- Corporate Notes                               --   10,798,516   74,899   10,873,415
 Bonds and Notes -- Non-Agency Collateralized Mortgage
   Obligations                                                    --    2,634,077   24,923    2,659,000
 Bonds and Notes -- Sovereign Bonds                               --    1,183,556             1,183,556
 Bonds and Notes -- Municipal Notes and Bonds                     --       99,427                99,427
 Exchange Traded Funds                                       687,332           --       --      687,332
 Other Investments                                                --      233,873       --      233,873
 Short-Term Investments                                   21,232,447           --       --   21,232,447
--------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES                         $105,514,325  $26,671,155 $332,789 $132,518,269
--------------------------------------------------------------------------------------------------------

OTHER FINANCIAL INSTRUMENTS
 Futures Contracts -- Unrealized Appreciation           $     46,447  $        -- $     -- $     46,447
 Futures Contracts -- Unrealized Depreciation                (16,541)          --       --      (16,541)
--------------------------------------------------------------------------------------------------------
TOTAL OTHER FINANCIAL INSTRUMENTS                       $     29,906  $        -- $     -- $     29,906
--------------------------------------------------------------------------------------------------------

The following table presents the changes in Level 3 investments measured on a recurring basis for the period ended March 31, 2010:

                                                                                           BONDS AND
                                                              BONDS AND                     NOTES --
                                                           NOTES -- AGENCY   BONDS AND     NON-AGENCY
                                            BONDS AND      COLLATERALIZED    NOTES --    COLLATERALIZED
                                         NOTES -- AGENCY      MORTGAGE       CORPORATE      MORTGAGE
                                         MORTGAGE BACKED     OBLIGATIONS       NOTES      OBLIGATIONS      TOTAL
------------------------------------------------------------------------------------------------------------------
Balance at 9/30/2009                    $             --  $         75,892  $  106,162  $        15,766  $197,820
 Accrued discounts/premiums                           --           (59,596)       (344)              --   (59,940)
 Realized gain (loss)                                (86)          (20,488)    (33,664)          (9,502)  (63,740)
 Change in unrealized gain (loss)                     53            96,977      54,714           10,856   162,600
 Net purchases (sales)                            22,303            20,199     (51,969)          (3,020)  (12,487)
 Net transfers in and out of Level 3                  --            97,713          --           10,823   108,536
                                        -------------------------------------------------------------------------
Balance at 3/31/2010                    $         22,270  $        210,697  $   74,899  $        24,923  $332,789
Change in unrealized gain (loss)
  relating to securities still held at
  3/31/10                               $             53  $         95,036  $    8,481  $        10,856  $114,426

               166
                                                      [GRAPHIC]

                                                     March 31, 2010 (unaudited)

                                    [GRAPHIC]
                          Notes to Financial Statements


GE GOVERNMENT SECURITIES FUND
                                                          LEVEL 1      LEVEL 2    LEVEL 3      TOTAL
--------------------------------------------------------------------------------------------------------
INVESTMENTS IN SECURITIES
 Bonds and Notes -- U.S. Treasuries                     $        --  $ 69,657,060 $     -- $ 69,657,060
 Bonds and Notes -- Agency Mortgage Backed                       --       574,829       --      574,829
 Bonds and Notes -- Asset Backed                                 --       337,882       --      337,882
 Bonds and Notes -- Corporate Notes                              --    19,368,658       --   19,368,658
 Bonds and Notes -- Non-Agency Collateralized Mortgage
   Obligations                                                   --       143,728       --      143,728
 Other Investments                                               --       356,336       --      356,336
 Short-Term Investments                                     164,178    12,199,762       --   12,363,940
--------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES                         $   164,178  $102,638,255 $     -- $102,802,433
--------------------------------------------------------------------------------------------------------

OTHER FINANCIAL INSTRUMENTS
 Futures Contracts -- Unrealized Appreciation           $    28,415  $         -- $     -- $     28,415
 Futures Contracts -- Unrealized Depreciation                (2,031)           --       --       (2,031)
--------------------------------------------------------------------------------------------------------
TOTAL OTHER FINANCIAL INSTRUMENTS                       $    26,384  $         -- $     -- $     26,384
--------------------------------------------------------------------------------------------------------

GE SHORT-TERM GOVERNMENT FUND
                                                          LEVEL 1      LEVEL 2    LEVEL 3      TOTAL
--------------------------------------------------------------------------------------------------------
INVESTMENTS IN SECURITIES
 Bonds and Notes -- U.S. Treasuries                     $        --  $ 34,625,422 $     -- $ 34,625,422
 Bonds and Notes -- Agency Mortgage Backed                       --    53,039,299       --   53,039,299
 Bonds and Notes -- Agency Collateralized Mortgage
   Obligations                                                   --     2,107,920  188,157    2,296,077
 Bonds and Notes - Asset Backed                                  --     6,315,633  160,654    6,476,287
 Bonds and Notes - Non-Agency Collateralized Mortgage
   Obligations                                                   --     2,043,668       --    2,043,668
 Other Investments                                               --        82,782       --       82,782
 Short-Term Investments                                  24,705,216     5,000,000       --   29,705,216
--------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES                         $24,705,216  $103,214,724 $348,811 $128,268,751
--------------------------------------------------------------------------------------------------------

OTHER FINANCIAL INSTRUMENTS
   Futures Contracts -- Unrealized Appreciation         $    37,958  $         -- $     -- $     37,958

                                                  [GRAPHIC]  167


                                                     March 31, 2010 (unaudited)

                                    [GRAPHIC]
                          Notes to Financial Statements


The following table presents the changes in Level 3 investments measured on a recurring basis for the period ended March 31, 2010:

                                                                             BONDS AND
                                                                          NOTES -- AGENCY        BONDS AND
                                                                           COLLATERALIZED      NOTES --ASSET
                                                                        MORTGAGE OBLIGATIONS      BACKED        TOTAL
-----------------------------------------------------------------------------------------------------------------------
Balance at 9/30/2009                                                   $              25,464  $      176,238  $201,702
   Accrued discounts/premiums                                                          7,930              --     7,930
   Realized gain (loss)                                                              (16,743)             --   (16,743)
   Change in unrealized gain (loss)                                                   14,259          55,894    70,153
   Net purchases (sales)                                                                  --         (71,478)  (71,478)
   Net transfers in and out of Level 3                                               157,247              --   157,247
                                                                       -----------------------------------------------
Balance at 3/31/2010                                                   $             188,157  $      160,654  $348,811
Change in unrealized gain (loss) relating to securities still held at
  3/31/10                                                              $              14,259  $       55,894  $ 70,153

GE TAX-EXEMPT FUND
                                                          LEVEL 1      LEVEL 2    LEVEL 3       TOTAL
---------------------------------------------------------------------------------------------------------
INVESTMENTS IN SECURITIES
 Municipal Bonds and Notes                              $        --  $43,252,535 $       -- $ 43,252,535
 Other Investments                                               --        3,207         --        3,207
 Short-Term Investments                                     612,983           --         --      612,983
---------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES                         $   612,983  $43,255,742 $       -- $ 43,868,725
---------------------------------------------------------------------------------------------------------

GE FIXED INCOME FUND
                                                          LEVEL 1      LEVEL 2    LEVEL 3       TOTAL
---------------------------------------------------------------------------------------------------------
INVESTMENTS IN SECURITIES
 Bonds and Notes -- U.S. Treasuries                     $        --  $16,491,529 $       -- $ 16,491,529
 Bonds and Notes -- Agency Mortgage Backed                       --   19,044,514         --   19,044,514
 Bonds and Notes -- Agency Collateralized Mortgage
   Obligations                                                   --    1,653,502    592,348    2,245,850
 Bonds and Notes -- Asset Backed                                 --    2,318,710     15,962    2,334,672
 Bonds and Notes -- Corporate Notes                              --   35,973,653    325,475   36,299,128
 Bonds and Notes -- Non-Agency Collateralized Mortgage
   Obligations                                                   --   10,188,755     90,242   10,278,997
 Bonds and Notes -- Sovereign Bonds                              --    3,777,203         --    3,777,203
 Bonds and Notes -- Municipal Notes and Bonds                    --      407,506         --      407,506
 Preferred Stock                                            178,407           --         --      178,407
 Other Investments                                               --      396,108         --      396,108
 Short-Term Investments                                  12,482,685           --         --   12,482,685
---------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES                         $12,661,092  $90,251,480 $1,024,027 $103,936,599
---------------------------------------------------------------------------------------------------------

OTHER FINANCIAL INSTRUMENTS
 Futures Contracts -- Unrealized Appreciation           $    54,608  $        -- $       -- $     54,608
 Futures Contracts -- Unrealized Depreciation                (3,697)          --         --       (3,697)
---------------------------------------------------------------------------------------------------------
TOTAL OTHER FINANCIAL INSTRUMENTS                       $    50,911  $        -- $       -- $     50,911
---------------------------------------------------------------------------------------------------------

               168
                                                      [GRAPHIC]

                                                     March 31, 2010 (unaudited)

                                    [GRAPHIC]
                          Notes to Financial Statements


The following table presents the changes in Level 3 investments measured on a recurring basis for the period ended March 31, 2010:

                                            BONDS AND                                 BONDS AND NOTES --
                                         NOTES -- AGENCY                  BONDS AND       NON-AGENCY
                                         COLLATERALIZED     BONDS AND     NOTES --      COLLATERALIZED
                                            MORTGAGE         NOTES --     CORPORATE        MORTGAGE
                                           OBLIGATIONS     ASSET BACKED     NOTES        OBLIGATIONS         TOTAL
---------------------------------------------------------------------------------------------------------------------
Balance at 9/30/2009                    $        246,774  $      15,750  $  547,436  $            83,059  $  893,019
 Accrued discounts/premiums                        4,753             --        (677)                  --       4,076
 Realized gain (loss)                            (90,027)            39     (59,749)            (251,749)   (401,486)
 Change in unrealized gain (loss)                135,898          1,886      95,304              307,366     540,454
 Net purchases (sales)                           (67,679)        (1,713)    (52,718)             (80,904)   (203,014)
 Net transfers in and out of
   Level 3                                       362,629             --    (204,121)              32,470     190,978
                                        ----------------------------------------------------------------------------
Balance at 3/31/2010                    $        592,348  $      15,962  $  325,475  $            90,242  $1,024,027
Change in unrealized gain (loss)
  relating to securities still held at
  3/31/10                               $        128,610  $       1,886  $    8,273  $            18,474  $  157,243


   GE MONEY MARKET FUND
                                 LEVEL 1    LEVEL 2    LEVEL 3     TOTAL
   -------------------------------------------------------------------------
   SHORT-TERM INVESTMENTS
    Agency                       $     -- $128,595,681 $     -- $128,595,681
    Commercial Paper                   --  198,015,125       --  198,015,125
    Repurchase Agreements              --   66,680,000       --   66,680,000
    Corporate Notes                    --  156,948,720       --  156,948,720
    Time Deposit                       --   35,599,130       --   35,599,130
    Certificates of Deposit            --  231,219,563       --  231,219,563
   -------------------------------------------------------------------------
   TOTAL SHORT-TERM INVESTMENTS  $     -- $817,058,219 $     -- $817,058,219
   -------------------------------------------------------------------------

                                                  [GRAPHIC]  169


                                                     March 31, 2010 (unaudited)

                                    [GRAPHIC]
                          Notes to Financial Statements


4. DERIVATIVES TRANSACTIONS

Shown below are the derivative contracts entered into by the Funds, summarized by primary risk exposure.

                                          ASSET DERIVATIVES MARCH 31, 2010
                            ------------------------------------------------------------

DERIVATIVES NOT ACCOUNTED         LOCATION IN THE           NOTIONAL VALUE/
FOR AS HEDGING INSTRUMENTS         STATEMENTS OF            NO. OF CONTRACTS
UNDER ASC 815                  ASSETS AND LIABILITIES         LONG/(SHORT)     FAIR VALUE
------------------------------------------------------------------------------------------
GE U.S. EQUITY FUND
------------------------------------------------------------------------------------------
 Equity Contracts           Receivables, Net Assets --    $         174,780/3       763*
                            Net unrealized appreciation/
                            (depreciation) on Futures
GE PREMIER GROWTH EQUITY FUND
------------------------------------------------------------------------------------------
 Equity Contracts           Receivables, Net Assets --                     --        --
                            Net unrealized appreciation/
                            (depreciation) on Futures
GE SMALL-CAP EQUITY FUND
------------------------------------------------------------------------------------------
 Equity Contracts           Receivables, Net Assets --                     --        --
                            Net unrealized appreciation/
                            (depreciation) on Futures
GE GLOBAL EQUITY FUND
------------------------------------------------------------------------------------------
 Equity Contracts           Receivables, Net Assets --    $          96,837/2       472*
                            Net unrealized appreciation/
                            (depreciation) on Futures
GE INTERNATIONAL EQUITY FUND
------------------------------------------------------------------------------------------
 Equity Contracts           Receivables, Net Assets --                     --        --
                            Net unrealized appreciation/
                            (depreciation) on Futures
GE TOTAL RETURN FUND
------------------------------------------------------------------------------------------
 Equity Contracts           Receivables, Net Assets --    $     7,573,800/130    27,523*
                            Net unrealized appreciation/
                            (depreciation) on Futures
------------------------------------------------------------------------------------------
 Interest Rate Contracts    Receivables, Net Assets --    $  (5,686,406)/(49)    18,924*
                            Net unrealized appreciation/
                            (depreciation) on Futures
GE GOVERNMENT SECURITIES FUND
------------------------------------------------------------------------------------------
 Interest Rate Contracts    Receivables, Net Assets --    $(13,091,875)/(153)    28,415*
                            Net unrealized appreciation/
                            (depreciation) on Futures
GE SHORT-TERM GOVERNMENT FUND
------------------------------------------------------------------------------------------
 Interest Rate Contracts    Receivables, Net Assets --    $(161,180,782)/(282)   37,958*
                            Net unrealized appreciation/
                            (depreciation) on Futures
GE FIXED INCOME FUND
------------------------------------------------------------------------------------------
 Interest Rate Contracts    Receivables, Net Assets --    $(16,777,843)/(173)    54,608*
                            Net unrealized appreciation/
                            (depreciation) on Futures

                                       LIABILITY DERIVATIVES MARCH 31, 2010
                            ----------------------------------------------------------
                                   LOCATION IN THE
DERIVATIVES NOT ACCOUNTED           STATEMENTS OF           NOTIONAL VALUE/
FOR AS HEDGING INSTRUMENTS      ASSETS AND LIABILITIES      NO. OF CONTRACTS
UNDER ASC 815               -------------------------------   LONG/(SHORT)    FAIR VALUE
----------------------------                                ----------------------------
GE U.S. EQUITY FUND
----------------------------------------------------------------------------------------------------------------------
 Equity Contracts           Liabilities, Net Assets -- Net                 --       --
                            unrealized appreciation/
                            (depreciation) on Futures
GE PREMIER GROWTH EQUITY FUND
----------------------------------------------------------------------------------------------------------------------
 Equity Contracts           Liabilities, Net Assets -- Net  $  (640,860)/(11)   (1,845)*
                            unrealized appreciation/
                            (depreciation) on Futures
GE SMALL-CAP EQUITY FUND
----------------------------------------------------------------------------------------------------------------------
 Equity Contracts           Liabilities, Net Assets -- Net  $       541,680/8   (2,544)*
                            unrealized appreciation/
                            (depreciation) on Futures
GE GLOBAL EQUITY FUND
----------------------------------------------------------------------------------------------------------------------
 Equity Contracts           Liabilities, Net Assets -- Net                 --       --
                            unrealized appreciation/
                            (depreciation) on Futures
GE INTERNATIONAL EQUITY FUND
----------------------------------------------------------------------------------------------------------------------
 Equity Contracts           Liabilities, Net Assets -- Net  $       239,413/5   (1,585)*
                            unrealized appreciation/
                            (depreciation) on Futures
GE TOTAL RETURN FUND
----------------------------------------------------------------------------------------------------------------------
 Equity Contracts           Liabilities, Net Assets -- Net  $(3,652,854)/(50)  (16,291)*
                            unrealized appreciation/
                            (depreciation) on Futures
----------------------------------------------------------------------------------------
 Interest Rate Contracts    Liabilities, Net Assets -- Net  $   (867,813)/(4)     (250)*
                            unrealized appreciation/
                            (depreciation) on Futures
GE GOVERNMENT SECURITIES FUND
----------------------------------------------------------------------------------------------------------------------
 Interest Rate Contracts    Liabilities, Net Assets -- Net  $ (1,218,450)/(7)   (2,031)*
                            unrealized appreciation/
                            (depreciation) on Futures
GE SHORT-TERM GOVERNMENT FUND
----------------------------------------------------------------------------------------------------------------------
 Interest Rate Contracts    Liabilities, Net Assets -- Net                 --       --
                            unrealized appreciation/
                            (depreciation) on Futures
GE FIXED INCOME FUND
----------------------------------------------------------------------------------------------------------------------
 Interest Rate Contracts    Liabilities, Net Assets -- Net  $(1,852,134)/(11)   (3,697)*
                            unrealized appreciation/
                            (depreciation) on Futures

*Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments and within the components of net assets section of the Statements of Assets and Liabilities. Only the current day's variation margin is reported within the receivables and/or payables of the Statements of Assets and Liabilities.

               170
                                                      [GRAPHIC]

                                                     March 31, 2010 (unaudited)

                                    [GRAPHIC]
                          Notes to Financial Statements

Shown below are the effects of derivative instruments on the Funds' Statements of Operations, summarized by primary risk exposure.

                                                                 TOTAL NUMBER OF
DERIVATIVES NOT ACCOUNTED            LOCATION IN THE             FUTURES/OPTIONS     REALIZED GAIN OR
FOR AS HEDGING INSTRUMENTS           STATEMENTS OF             CONTRACTS PURCHASED (LOSS) ON DERIVATIVES
UNDER ASC 815                          OPERATIONS                    /(SOLD)       RECOGNIZED IN INCOME
---------------------------------------------------------------------------------------------------------
GE U.S. EQUITY FUND
---------------------------------------------------------------------------------------------------------
 Equity Contracts           Realized gain/(loss) on Futures,         511/(507)             478,270
                            Increase/(decrease) in unrealized
                            appreciation/(depreciation) on
                            Futures
GE CORE VALUE EQUITY FUND
---------------------------------------------------------------------------------------------------------
 Equity Contracts           Realized gain/(loss) on Futures,           80/(86)             119,624
                            Increase/(decrease) in unrealized
                            appreciation/(depreciation) on
                            futures
GE PREMIER GROWTH EQUITY FUND
---------------------------------------------------------------------------------------------------------
 Equity Contracts           Realized gain/(loss) on Futures,         314/(320)             158,269
                            Increase/(decrease) in unrealized
                            appreciation/(depreciation) on
                            Futures
GE SMALL-CAP EQUITY FUND
---------------------------------------------------------------------------------------------------------
 Equity Contracts           Realized gain/(loss) on Futures,           59/(51)              95,016
                            Increase/(decrease) in unrealized
                            appreciation/(depreciation) on
                            Futures
---------------------------------------------------------------------------------------------------------
 Equity Contracts           Realized gain/(loss) on Written                  *               2,770
                            options, Increase/ (decrease) in
                            unrealized
                            appreciation/(depreciation) on
                            Written options
GE GLOBAL EQUITY FUND
---------------------------------------------------------------------------------------------------------
 Equity Contracts           Realized gain/(loss) on Futures,           49/(52)                 497
                            Increase/(decrease) in unrealized
                            appreciation/(depreciation) on
                            Futures
GE INTERNATIONAL EQUITY FUND
---------------------------------------------------------------------------------------------------------
 Equity Contracts           Realized gain/(loss) on Futures,         163/(169)              86,653
                            Increase/(decrease) in unrealized
                            appreciation/(depreciation) on
                            Futures
GE TOTAL RETURN FUND
---------------------------------------------------------------------------------------------------------
 Equity Contracts           Realized gain/(loss) on Futures,         450/(383)           1,023,539
                            Increase/(decrease) in unrealized
                            appreciation/(depreciation) on
                            Futures
---------------------------------------------------------------------------------------------------------
 Interest Rate Contracts    Realized gain/(loss) on Futures,         202/(233)            (19,369)
                            Increase/(decrease) in unrealized
                            appreciation/(depreciation) on
                            Futures
GE GOVERNMENT SECURITIES FUND
---------------------------------------------------------------------------------------------------------
 Interest Rate Contracts    Realized gain/(loss) on Futures,       892/(1,032)             260,305
                            Increase/(decrease) in unrealized
                            appreciation/(depreciation) on
                            Futures
GE SHORT-TERM GOVERNMENT FUND
---------------------------------------------------------------------------------------------------------
 Interest Rate Contracts    Realized gain/(loss) on Futures,         457/(769)            (28,311)
                            Increase/(decrease) in unrealized
                            appreciation/(depreciation) on
                            Futures
GE FIXED INCOME FUND
---------------------------------------------------------------------------------------------------------
 Interest Rate Contracts    Realized gain/(loss) on Futures,         774/(842)               (163)
                            Increase/(decrease) in unrealized
                            appreciation/(depreciation) on
                            Futures

                                      CHANGE IN UNREALIZED
         LOCATION IN THE           APPRECIATION/(DEPRECIATION)
         STATEMENTS OF                   ON DERIVATIVES
           OPERATIONS                 RECOGNIZED IN INCOME
--------------------------------------------------------------

---------------------------
Realized gain/(loss) on Futures,               1,108
Increase/(decrease) in unrealized
appreciation/(depreciation) on
Futures

---------------------------
Realized gain/(loss) on Futures,             (1,295)
Increase/(decrease) in unrealized
appreciation/(depreciation) on
futures

---------------------------
Realized gain/(loss) on Futures,             (3,477)
Increase/(decrease) in unrealized
appreciation/(depreciation) on
Futures

---------------------------
Realized gain/(loss) on Futures,              23,899
Increase/(decrease) in unrealized
appreciation/(depreciation) on
Futures
--------------------------------------------------------------
Realized gain/(loss) on Written                2,730
options, Increase/ (decrease) in
unrealized
appreciation/(depreciation) on
Written options

---------------------------
Realized gain/(loss) on Futures,               (339)
Increase/(decrease) in unrealized
appreciation/(depreciation) on
Futures

---------------------------
Realized gain/(loss) on Futures,               6,592
Increase/(decrease) in unrealized
appreciation/(depreciation) on
Futures

---------------------------
Realized gain/(loss) on Futures,            (17,180)
Increase/(decrease) in unrealized
appreciation/(depreciation) on
Futures
--------------------------------------------------------------
Realized gain/(loss) on Futures,              61,053
Increase/(decrease) in unrealized
appreciation/(depreciation) on
Futures

---------------------------
Realized gain/(loss) on Futures,             (2,787)
Increase/(decrease) in unrealized
appreciation/(depreciation) on
Futures

---------------------------
Realized gain/(loss) on Futures,              12,078
Increase/(decrease) in unrealized
appreciation/(depreciation) on
Futures

---------------------------
Realized gain/(loss) on Futures,             197,427
Increase/(decrease) in unrealized
appreciation/(depreciation) on
Futures

*Volume for GE Small-Cap Equity Fund written options is disclosed in Note 8.

                                                  [GRAPHIC]  171


                                                     March 31, 2010 (unaudited)

                                    [GRAPHIC]
                          Notes to Financial Statements

5. LINE OF CREDIT

The Trust shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company ("State Street"). The current revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Trust has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) its prospectus limitation or (ii) 20% of its net assets. The credit facilities were not utilized by the Trust during the period ended March 31, 2010.

6. FEES AND COMPENSATION PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION AND OTHER OPERATING FEES Compensation to GEAM, a wholly-owned subsidiary of General Electric Company, for investment advisory and administrative services is paid monthly based on the average daily net assets of each Fund. GEAM agreed in writing to limit other operating expenses (exclusive of advisory, administration and distribution fees) of each class of the GE Tax-Exempt Fund on an annualized basis to the level stated in the schedule below through January 29, 2010. Had these fees and expenses not been absorbed, the returns (and/or yields) would have been lower. The expense limitation agreement for the GE Tax-Exempt Fund was renewed for another year until January 29, 2011.

                                       ANNUALIZED BASED ON AVERAGE DAILY NET ASSET
                                       ------------------------------------------
                                          ADVISORY AND         OTHER OPERATING
      FUND                             ADMINISTRATION FEES     EXPENSE LIMITS
      ----------------------------------------------------------------------------
      GE U.S. Equity Fund                     0.40%
      GE Core Value Equity Fund               0.55%
      GE Premier Growth Equity Fund**         0.60%
      GE Small-Cap Equity Fund                0.95%
      GE Global Equity Fund                   0.75%
      GE International Equity Fund**          0.80%
      GE Total Return Fund                    0.50%
      GE Government Securities Fund           0.40%
      GE Short-Term Government Fund**         0.30%
      GE Tax-Exempt Fund*                     0.35%                 0.27%
      GE Fixed Income Fund                    0.35%
      GE Money Market Fund***                 0.25%

  *GEAM had agreed to assume certain other operating expenses of the GE
   Tax-Exempt Fund to maintain expense levels at or below predetermined limits for the period between January 29, 2010 -- January 29, 2011.
 **With respect to these Funds, administration fees (amounting to .05%) are imposed pursuant to a separate agreement.
***GEAM has voluntarily undertaken to reduce its management fee and/or subsidize certain expenses of the Fund to the extent necessary to maintain a minimum annualized net yield of 0.00% for all share classes. This voluntary management fee reduction and/or expense subsidy may be modified or discontinued by GEAM at any time without prior notice. There can be no assurance that this fee reduction will be sufficient to avoid any loss. Management fee reduced by GEAM may be recouped by GEAM for up to three years from the date reduced, provided that the total operating expense ratio for the Fund's Retail Class, after giving effect to the recoupment, would not exceed 0.60% for the fiscal year in which the recoupment is made.

               172
                                                      [GRAPHIC]

                                                     March 31, 2010 (unaudited)

                                    [GRAPHIC]
                          Notes to Financial Statements


GEAM is entitled to seek reimbursement of operating expenses absorbed by GEAM, up to 3 years from the date the expenses were incurred for the GE Tax-Exempt Fund (as long as these reimbursements do not cause the Fund's expenses to exceed the limit). As of March 31, 2010, the following Fund have expenses eligible for reimbursement as detailed below:

                        EXPENSES                                          TOTAL EXPENSES
                      ELIGIBLE FOR      EXPENSES     EXPENSES              ELIGIBLE FOR
                      RECOUPMENT --    WAIVED --   RECOUPED --  EXPENSES  RECOUPMENT --
FUND                BEGINNING OF YEAR CURRENT YEAR CURRENT YEAR EXPIRED   MARCH 31, 2010
----------------------------------------------------------------------------------------
GE Tax Exempt Fund      $224,833        $21,706        $--      $(32,614)    213,925

The expenses eligible for recoupment at March 31, 2010 are set to expire as follows:

                                                  Expires
                   Fund                Amounts September 30,
                   -----------------------------------------
                   GE Tax Exempt Fund  $34,879     2010
                                        81,387     2011
                                        75,953     2012
                                        21,706     2013

There were no expenses eligible for recoupment for the GE Money Market Fund as of March 31, 2010.

The Funds paid the following fees to GEAM for advisory and administrative services for the six-month period ended March 31, 2010. All other administrative fees were paid to either GENPACT as noted below, or State Street Bank & Trust Co.

                                                 ADVISORY AND
               FUND                           ADMINISTRATIVE FEES
               --------------------------------------------------
               GE U.S. Equity Fund                 $616,568

               GE Core Value Equity Fund            106,288

               GE Premier Growth Equity Fund        568,763

               GE Small-Cap Equity Fund              68,068

               GE Global Equity Fund                174,063

               GE International Equity Fund         137,538

               GE Total Return Fund                 325,017

               GE Government Securities Fund        211,687

               GE Short-Term Government Fund        167,850

               GE Tax-Exempt Fund                    69,084

               GE Fixed Income Fund                 176,036

               GE Money Market Fund                 907,549

                                                  [GRAPHIC]  173


                                                     March 31, 2010 (unaudited)

                                    [GRAPHIC]
                          Notes to Financial Statements


GENPACT performs certain accounting and certain administration services not provided by GEAM. For the six-month period ended March 31, 2010, $17,753 was charged to the Funds and was allocated pro rata across Funds and share classes based upon relative net assets.

DISTRIBUTION AND SHAREHOLDER SERVICING FEES The Funds have adopted a Shareholder Servicing and Distribution Plan ("the Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund except the GE Money Market Fund. Each Fund pays GE Investment Distributors, Inc. ("GEID"), a wholly-owned subsidiary of GEAM and the Funds' principal underwriter, a monthly fee for distribution and/or shareholder services provided, at an annual rate of the average daily net assets attributable to each applicable class of shares. The annual rates applicable are 0.25% for Class A shares, 1.00% for Class B shares (except GE Short-Term Government Fund which is 0.85%), 1.00% for Class C shares and 0.50% for Class R shares. Currently, Class Y shares and the GE Money Market Fund's Retail Class and Institutional Class shares are not subject to a 12b-1 fee. GEID has agreed that once Class B shares automatically convert to Class A shares, six years after the date of purchase such shareholders will become subject to the 0.25% distribution and/or shareholder services fees attributable to Class A shares.

TRUSTEES COMPENSATION The Funds pay no compensation to their Trustees who are officers or employees of GEAM or its affiliates. Trustees who are not such officers or employees also serve in a similar capacity for other Funds advised by GEAM. Compensation paid to unaffiliated Trustees is reflected on the Statement of Operations. These fees are allocated pro rata across Funds and share classes served by the Trustees and are based upon the relative net assets of each Fund. (For additional information about Trustees compensation please refer to the Statement of Additional Information.)

OTHER For the period ended March 31, 2010, GEID acting as underwriter received net commissions of $0 from the sale of Class A shares and $12,146 in contingent deferred sales charges from redemptions of Class B and Class C shares.

7. SUB-ADVISORY FEES

For certain Funds that have retained sub-advisers to manage all or a portion of the respective Fund's assets, GEAM pays each sub-adviser an investment sub-advisory fee out of the management fee that it receives from the respective Fund. The investment sub-advisory fee is paid by GEAM monthly and is based upon the average daily net assets of the respective Fund's assets that are allocated to and managed by the sub-adviser. Each such sub-adviser is responsible for the day-to-day management of those assets of the Fund that is allocated to the sub-adviser, including the responsibility for making decisions to buy, sell or hold a particular security with respect to those assets. For their services, GEAM pays an investment sub-advisory fee to each of Palisade Capital Management, L.L.C. (Palisade), Champlain Investment Partners, LLC (Champlain), GlobeFlex Capital, LP (GlobeFlex) and SouthernSun Asset Management, Inc. (SouthernSun), sub-advisers to the GE Small-Cap Equity Fund, and Urdang Securities Management, Inc. (Urdang), sub-adviser to the GE Total Return Fund. For the period ended March 31, 2010, GEAM did not pay a sub-advisory fee to Urdang because Urdang did not commence managing any portion of the GE Total Return Fund during this period.

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




                                                     March 31, 2010 (unaudited)

                                    [GRAPHIC]
                          Notes to Financial Statements


8. INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and short-term options, for the period ended March 31, 2010, were as follows:

                               U.S. GOVERNMENT SECURITIES         OTHER SECURITIES
                               -------------------------  -   ------------------------
FUND                            PURCHASES       SALES          PURCHASES      SALES
--------------------------------------------------------------------------------------
GE U.S. Equity Fund            $         --  $         --     $ 49,862,954 $65,854,622
GE Core Value Equity Fund                --            --        8,845,036   7,310,583
GE Premier Growth Equity Fund            --            --       22,924,479  24,210,538
GE Small-Cap Equity Fund                 --            --        7,479,580  10,949,562
GE Global Equity Fund                    --            --       16,297,259  17,843,623
GE International Equity Fund             --            --        7,441,865  17,329,464
GE Total Return Fund             18,837,050    24,627,967       39,778,863  35,605,196
GE Government Securities Fund   120,324,665   139,408,005      102,175,805  81,057,969
GE Short-Term Government Fund   146,698,626   166,502,318       57,715,295  49,150,271
GE Tax-Exempt Fund                       --            --       13,347,353   6,636,119
GE Fixed Income Fund             71,284,418    87,357,473       61,590,332  54,961,856

OPTIONS During the period ended March 31, 2010, the following option contracts were written.

                                                  GE SMALL- CAP
                                                   EQUITY FUND
                                                -----------------
                                                NUMBER OF
                                                CONTRACTS PREMIUM
              ----------------------------------------------------
              Balance as of September 30, 2009      10    $ 2,770
              Written                               --         --
              Closed and expired                   (10)   $(2,770)
              ----------------------------------------------------
              Balance as of March 31, 2010          --         --
              ----------------------------------------------------

9. BENEFICIAL INTEREST

The number of shareholders each owning 5% or more of a Fund are listed below. The total percentage of a Fund held by such shareholders as well as percentage of a Fund held by certain directly and indirectly wholly-owned subsidiaries of General Electric Company and their respective investment plans ("GE Affiliates") at March 31, 2010 were:

                                    5% OR GREATER SHAREHOLDERS % OF FUND HELD BY
                                    -------------------------   GE AFFILIATES*
     FUND                           NUMBER    % OF FUND HELD   -----------------
     ----------------------------------------------------------
     GE U.S. Equity Fund              3             49%                0%
     GE Core Value Equity Fund        1              8%                0%
     GE Premier Growth Equity Fund    1              6%                0%
     GE Small-Cap Equity Fund         2             27%                0%

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

                                                     March 31, 2010 (unaudited)

                                    [GRAPHIC]
                          Notes to Financial Statements

                                    5% OR GREATER SHAREHOLDERS % OF FUND HELD BY
                                    -------------------------   GE AFFILIATES*
     FUND                           NUMBER    % OF FUND HELD   -----------------
     ----------------------------------------------------------
     GE Global Equity Fund            1             34%               34%
     GE International Equity Fund     3             21%                0%
     GE Total Return Fund             1              7%                0%
     GE Short-Term Government Fund    3             57%               34%
     GE Tax Exempt Fund               2             25%                0%
     GE Fixed Income Fund             1             27%                0%
     GE Money Market Fund             5             37%               37%

Investment activities of these shareholders could have a material impact on the Funds.

*Included in the 5% or Greater Shareholder Percentage.

10. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date through the date that the financial statements were issued, have been evaluated in the preparation of the Financial Statement. There were no items to report.

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




                                                                    (unaudited)

                                    [GRAPHIC]

                           Advisory Agreement Approval

The Board of Directors of the GE Funds (the "Board"), including the independent
Board members, considered and all those that were present unanimously approved the continuance of each of the Funds' Investment Advisory and Administration
Agreements with GE Asset Management Incorporated ("GEAM") and, with respect to the GE Small-Cap Equity Fund, the Investment Sub-Advisory Agreements with each of the Fund's sub-advisers, Palisade Capital Management, L.L.C. ("Palisade"),
Champlain Investment Partners, LLC ("Champlain"), GlobeFlex Partners, LP
("GlobeFlex") and SouthernSun Asset Management, Inc. ("SouthernSun"), at meetings held on December 4 and December 11, 2009.

The Board was not asked to consider for renewal the Investment Sub-Advisory
Agreement with Urdang Securities Management Inc. ("Urdang") with respect to the
GE Total Return Fund, due to the fact that this agreement was approved by the Board on February 25, 2009 and has an initial term of two years; thus, it did not require renewal at this time and will be reviewed during next year's contract renewal process/1/.

In considering all of these approvals, the Board members considered and discussed a substantial amount of information and analyses provided, at the Board's request, by GEAM and each of the sub-advisers. The Board also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment objectives and sizes, which was prepared by independent third party providers, Lipper
Analytical Services Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"). The
Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategy as any of the Funds. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving each Fund's advisory and sub-advisory agreements, as applicable, the Board members reviewed the information provided with management of GEAM and independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuances. The independent Board members discussed the proposed continuances in detail during private sessions with their independent legal counsel at which no representatives of GEAM or the sub-advisers were present. The independent Board members and their independent legal counsel requested, and received and considered, additional information from GEAM following these sessions.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM's business and the services it provides to each Fund. Also in advance of the meetings, the Board members received from each of the sub-advisers a written response to a letter of inquiry prepared by GEAM at the Board's request, which included substantial exhibits and other materials related to each sub-adviser's business and the services it provides to the GE Small-Cap Equity Fund. The Board members took into account their multi-year experience as Board members and particularly their consideration of these types of agreements in recent years. The information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements. To focus their review, the Board members asked GEAM management, in its oral presentations, to highlight material differences from the information presented in recent years.

During the meetings, the Board members also had an opportunity to discuss this information with GEAM managers (including senior executives and representatives from the legal, compliance and finance departments, and investment personnel).
With respect to the GE Small-Cap Equity Fund, the Board members had the opportunity to hear presentations by representatives


--------------
/1/Urdang provided updated performance and other relevant information to supplement the basis of the Board's previous approval of its Investment
   Sub-Advisory Agreement. Although no assets had been allocated to Urdang in respect of the GE Total Return Fund at the time of the December 2009 Board meetings, a portion of the GE Total Return Fund's assets was allocated to
   Urdang in April 2010 to be invested in real estate related investments.

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                                                                    (unaudited)

                                    [GRAPHIC]

                           Advisory Agreement Approval

of each of the sub-advisers during the past year (GlobeFlex and SouthernSun at the September 9, 2009 Board meeting, Champlain at the March 11, 2009 Board meeting and Palisade at the June 10, 2009 Board meeting). The Board members posed questions to these representatives and engaged in substantive discussions with them concerning each of their investment processes.

In reaching their determinations relating to the continuance of the Funds' investment advisory and sub-advisory agreements, as applicable, the Board, including the independent Board members, considered all factors that it deemed relevant including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. The Board members evaluated this information, and all other information available to them, for each Fund on a fund-by-fund basis, and their determinations were made separately in respect of each Fund. In particular, the Board members focused on the following with respect to each Fund:

The Nature, Extent and Quality of Services Provided

The Board members reviewed the services provided by GEAM and the sub-advisers, in particular taking into account their extensive past experiences with GEAM and Palisade. In connection with their consideration of GEAM's services, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments and brokers or, with respect to the GE
Small-Cap Equity Fund, effective processes used for overseeing multiple sub-advisers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions and oversight of the performance of other companies that provide services to the Funds; (iv) highly skilled professionals including analysts, research professionals, traders and portfolio managers with a depth of experience involving the types of Funds they oversee; (v) access to significant technological resources from which the Funds may benefit; and (vi) a favorable history and reputation. The Board members discussed with senior officers of GEAM the personnel changes made, and proposed to be made, by GEAM. The Board members noted that the Funds represent only a small portion of the assets managed by GEAM, but benefit from a full array of services and resources provided by GEAM.

In connection with their consideration of the services provided by each of the sub-advisers, the Board members focused on the favorable attributes of the sub-advisers relating to their respective investment philosophies and disciplines, experienced investment and trading personnel, systems and other resources, including research capabilities, and satisfactory histories and reputations.

In light of the foregoing, the Board, including the independent Board members, concluded that the services provided by GEAM and each of the sub-advisers continue to be satisfactory.

Investment Performance of the Funds and Sub-Advisers

The Board members considered the investment performance of each of the Funds for various periods. The Board members reviewed detailed comparisons of the performance of the Funds with the relevant securities indices and peer groupings of mutual funds prepared by Lipper and Morningstar with respect to various periods. The Board members also engaged in detailed discussions with GEAM management and, in connection with the GE Small-Cap Equity Fund, representatives of each of the sub-advisers at meetings held throughout the year, about each of their respective investment processes and performance results. These discussions focused on each Fund's investment objective, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed, the likely market cycles for the investment style and, in some instances, relative underperformance in certain periods. The Board also considered the GE Small-Cap Equity Fund's multi-manager structure and how each sub-adviser's approach to small cap investing fits within the Fund's overall strategy. The Board members discussed
GEAM's investment approach with respect to each of the Funds, and that the performance of the Funds is consistent with GEAM's articulated long-term approach and overall investment philosophy.

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                                                      [GRAPHIC]
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




                                                                    (unaudited)

                                    [GRAPHIC]

                           Advisory Agreement Approval


The Board, including the independent Board members, concluded that each Fund's performance was acceptable overall taking into consideration the factors discussed above.

Cost of the Services Provided and Profits Realized from the Relationships with the Funds

The Board members considered the fees paid to GEAM by the Funds, as well as the fees paid to each of the sub-advisers by GEAM, and the cost of the services provided to the Funds by GEAM and each of the sub-advisers. The Board members reviewed the information they had requested from GEAM and each of the sub-advisers concerning their profitability.

The Board members considered the profit margin information for GEAM's investment company business as a whole, as well as GEAM's profitability data for each Fund. The Board members reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The
Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business. The
Board members also reviewed the assumptions and cost allocation methods used by each of the GE Small-Cap Equity Fund's sub-advisers in preparing their respective profitability data. .

With respect to the Tax-Exempt Fund, GEAM bore a substantial portion of the Fund's operating expenses payable during the fiscal year ended September 30, 2009 pursuant to an expense limitation agreement. The term of this agreement expires January 2010 and GEAM has agreed to extend its term for an additional one-year period. With respect to the Money Market Fund, in September 2009 GEAM voluntarily undertook a class-specific expense waiver. This waiver is expected to continue to the extent necessary to maintain a minimum annualized net yield of 0.00% for all share classes.

Information was presented regarding the financial condition of GEAM and each of the sub-advisers for various past periods. The Board members noted and discussed the additional services provided by GEAM to the Funds compared to other investment products managed by GEAM, and were provided a study conducted by the Investment Company Institute that discusses and compares advisory fees and services for mutual funds and institutional separate accounts. In connection with the GE Small-Cap Equity Fund, GEAM reviewed the services related to the allocation of assets among, and oversight of, multiple sub-advisers as a result of the Fund's multi-manager structure. The Board noted that GEAM, and not the Fund, pays the sub-advisory fees to the GE Small-Cap
Equity Fund sub-advisers out of its advisory fee. The Board members determined that GEAM and each of the sub-advisers should be entitled to earn a reasonable level of profits for the services they provide to the Funds. The Board members also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested. The Board also considered that, in the face of overall declining assets and revenues over the course of the past fiscal year, GEAM continues to make a substantial investment in fulfilling its obligations to the Fund and supporting its Fund-related activities.

Based on their review, the Board, including the independent Board members, concluded that they were satisfied that the level of profitability achieved by GEAM and each of the sub-advisers from their relationship with the Funds was not unreasonable or excessive.

The Extent to Which Economies of Scale Would be Realized as each Fund Grows and
Whether Fee Levels Would Reflect Such Economies of Scale

Although the Board noted that most of the Funds did not experience significant growth in assets over the past year, the Board members considered the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The
Board members also considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Funds of GEAM's past investment in its operations through the expenditure of significant sums to support its substantial infrastructure, generally lower Fund fees and subsidies of Fund operating expenses and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped

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




                                                                    (unaudited)

                                    [GRAPHIC]

                           Advisory Agreement Approval

that investment. The Board members also recognized the benefits to the Funds of being able to leverage a favorable cost structure achieved with respect to the Funds' other operating expenses as a result of GEAM's large overall base of assets under management and its vendor management practices.

Comparison of Services to be Rendered and Fees to be Paid

The Board members discussed the services to be provided to the Funds by GEAM and the fees charged to the Funds for those services. The Board members reviewed information regarding the fee and expense ratio for each Fund and comparative information with respect to similar products. They discussed that most of the Funds' figures were generally within applicable peer group ranges and, therefore, the Funds are generally charged a competitive rate in comparison to their peers. The Board also considered GEAM's comparatively lower historical fee structure overall relative to advisers of other comparable industry peer group funds and noted that GEAM has generally foregone a higher rate of management fee for most of the Funds since the inception of its relationship with the Funds.

In connection with the GE Small-Cap Equity Fund, the Board members reviewed the services provided to the Fund by each of the sub-advisers and the fees charged to GEAM for those services. They reviewed comparative fee information with respect to any comparable mutual fund or other client accounts managed by each of the sub-advisers.

The Board, including the independent Board members, concluded that, based on this information, each Fund's advisory fee and, in connection with the GE
Small-Cap Equity Fund, the sub-advisory fees paid to each of the sub-advisers, were reasonable in relation to the services provided to the Fund.

Fall-Out Benefits

The Board members considered actual and potential financial benefits that GEAM and each of the sub-advisers may derive from their respective relationships with the Funds, including where applicable soft dollar commission benefits generated through Fund portfolio transactions. The Board noted, however, that each Fund benefits from the vast array of resources available through GEAM, and that each Fund represents only a small portion of the assets managed by GEAM.

Conclusion

No single factor was determinative to the Board's decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the independent Board members, concluded that renewal of each Fund's advisory agreement and, to the extent applicable, each subadvisory agreement was in the best interests of the Fund and its shareholders.

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
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                                                      [GRAPHIC]





                                                                    (unaudited)

                                    [GRAPHIC]
                             Additional Information


INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:
The business and affairs of the Funds are managed under the direction of the Funds' Board of Trustees. Information pertaining to the Trustees and officers of the Funds is set forth below.

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  60

POSITION(S) HELD WITH FUND  Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 15 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS  President and Chief Executive
Officer -- Mutual Funds & Intermediary Business at GEAM since March 2007;
Executive Vice President of GEAM from February 1997 to March 2007; Vice
President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President -- Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of
GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  49

OTHER DIRECTORSHIPS HELD BY TRUSTEE  Chairman of the Board and President of GE
Institutional Funds and GE Investments Funds, Inc. since 1997; Trustee of Elfun
Funds, GE Savings & Security Funds, General Relief and Loan Fund, and General
Electric Pension Trust since 1988; Trustee of Fordham University since 2003;
Trustee, GE volunteers since 1993, Director, GE Asset Management (Ireland)
Limited, since February 1999; Director, GE Asset Management Funds Plc since
1998, GE Asset Management Canada Company since 1998, GE Asset Management
Limited since 1998.

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  49

POSITION(S) HELD WITH FUND  Trustee and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- two years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS  Executive Vice President, General
Counsel and Secretary of GEAM since July 2007; Senior Vice President and
General Counsel -- Marketing and Client Services (formerly Asset Management
Services) at GEAM and Senior Vice President and General Counsel of GEAMS from
February 1997 to July 2007; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds, GE Institutional
Funds, GE LifeStyle Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of
Elfun Funds and GE Savings & Security Funds since 1998 and Vice President from
October 2003 to July 2007.

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

                                                                    (unaudited)

                                    [GRAPHIC]
                             Additional Information


NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  49

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee and Executive Vice President of GE Institutional Funds, Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since July 2007. Director of GE Investment Funds, Inc. since July 2007.

--------------------------------------------------------------------------------
JEANNE M. LA PORTA

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  44

POSITION(S) HELD WITH FUND  Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- five years; Secretary -- three years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Commercial Administrative Officer of GEAM since April 2010; Senior Vice President and Deputy General Counsel at GE Asset Management from October 2007 to April 2010; Vice President and Associate General Counsel -- Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007, Vice President and Assistant Secretary of GE Institutional Funds and GE Investments Funds, Inc. since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE  N/A

--------------------------------------------------------------------------------
ROBERT HERLIHY

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  42

POSITION(S) HELD WITH FUND  Senior Vice President and Chief Compliance Officer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- four years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Chief Compliance Officer of GEAM, GE Funds, GE Institutional Funds, Elfun Funds, and GE Savings and Security Funds since July 2005; Manager of Fund Administration at GEAM from 2002-2005.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE  N/A

--------------------------------------------------------------------------------
EUNICE TSANG

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  50

POSITION(S) HELD WITH FUND  Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- less than one year

PRINCIPAL OCCUPATIONS(S) DURING PAST 5 YEARS Treasurer of GE Funds, GE Institutional Funds, Elfun Funds and GE Savings and Security Funds since January 2010; GEAM Operational Controllership and Technical Accounting Manager since December 2007; Financial Planning & Analysis Manager -- Performance Leader from June 2005 to December 2007; GEAM Quality Black Belt from 2001 to June 2005; Financial Planning & Analysis Manager from 2000 to 2001; and Mutual Fund Assistant Controller from October 1997 to 2000.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE  N/A

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                                                      [GRAPHIC]
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




                                                                    (unaudited)

                                    [GRAPHIC]
                             Additional Information

NON-INTERESTED TRUSTEES

--------------------------------------------------------------------------------
JOHN R. COSTANTINO

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  63

POSITION(S) HELD WITH FUND  Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 15 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS General Partner, NGN Capital since 2006; Managing Director, Vice President of Walden Capital Management since 1996.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  41

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Institutional Funds since 1997; Director of GE Investments Funds, Inc. since 1997; Trustee of Fordham University from 1989-1995 and 2001-2007 and Trustee emeritus since
2007; Trustee of Neuroscience Research Institute since 1986; Trustee of Gregorian University Foundation from 1992-2007; Director of Artes Medical from 2006-2008.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  61

POSITION(S) HELD WITH FUND  Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 15 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  41

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Institutional Funds since 1997; Director of GE Investments Funds, Inc. since 1997.

--------------------------------------------------------------------------------
ROBERT P. QUINN

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  74

POSITION(S) HELD WITH FUND  Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 15 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since 1983 from Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  41

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Institutional Funds since 1997; Director of GE Investments Funds, Inc. since 1997.

-------------
The Statement of Additional Information for the Funds includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 1-800-242-0134.

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                                                                    (unaudited)

                                    [GRAPHIC]
                                Investment Team


PORTFOLIO MANAGER BIOGRAPHIES

The following sets forth biographical information for those individuals who are primarily responsible for managing the specified Fund's investments. The portfolio managers may change from time to time.

ADAM W. ACKERMANN is an assistant portfolio manager at GE Asset Management. He has served on the portfolio management team for the GE MONEY MARKET FUND since June 2009. His responsibilities include cash management, including daily money market trade execution, and technical projects. Mr. Ackermann joined GE Asset Management in 2005 through the summer internship program working with the U.S. equity mid-cap portfolio management team. Adam then joined the fixed income team as an analyst, and in 2007 became manager of the global fixed income trading operations until June 2009.

GEORGE A. BICHER is a Senior Vice President of GE Asset Management. Mr. Bicher is the Director of the U.S. Equity Research Team and a portfolio manager for the GE U.S. EQUITY FUND. Mr. Bicher has held the position of equity research analyst since joining GE Asset Management in June 2002. Prior to joining GE Asset Management, he served in a number of positions at Deutsche Banc Alex Brown since 1994.

DAVID B. CARLSON is the Chief Investment Officer -- U.S. Equities at GE Asset Management. He co-manages the overall U.S. equity investments for GE Asset Management. Mr. Carlson is the portfolio manager for the GE PREMIER GROWTH EQUITY FUND and has served in this capacity since the Fund's commencement.
Mr. Carlson joined GE Asset Management in 1982 as a securities analyst for investment operations. He became a Vice President for Mutual Fund Portfolios in 1987, a Senior Vice President in 1989 and an Executive Vice President in 2003.

MICHAEL J. CAUFIELD is a Senior Vice President of GE Asset Management. He is portfolio manager of the GE TAX-EXEMPT FUND and has served in that capacity since October 2000. Mr. Caufield joined GE Asset Management in 1987 as Vice President, manager of fixed income research & analysis and was promoted to Senior Vice President in 1994.

PAUL M. COLONNA is the President and Chief Investment Officer -- Fixed Income and a Director at GE Asset Management. Since January 2005, he has led the team of portfolio managers for the GE FIXED INCOME FUND and the GE SHORT-TERM GOVERNMENT FUND and has been responsible for the fixed income portion of the GE TOTAL RETURN FUND. He has served on the portfolio management team for the GE GOVERNMENT SECURITIES FUND since February 2000. Mr. Colonna became President -- Fixed Income in March 2007. Prior to joining GE Asset Management in February 2000. Mr. Colonna was a senior portfolio manager with the Federal Home Loan Mortgage Corporation, overseeing the Mortgage Investment Group.

JAMES C. GANNON is an assistant portfolio manager at GE Asset Management. He has served on the portfolio management team for the GE MONEY MARKET FUND since December 2000. Since joining GE Asset Management in 1995, Mr. Gannon served in various positions at GE Asset Management including trade operations specialist in fixed income, and became an assistant portfolio manager in February 2003.

STEPHEN V. GELHAUS is a Vice President of GE Asset Management. He has been a member of the portfolio management teams for the GE U.S. EQUITY FUND and the GE CORE VALUE EQUITY FUND since January 2002. Mr. Gelhaus joined GE Asset Management in June 1991 and was a research analyst in the U.S. Equities group from 1995 through 2001 and became an associate portfolio manager for the GE CORE VALUE EQUITY FUND in August 1999.

WILLIAM M. HEALEY is a Senior Vice President of GE Asset Management. He has served on the portfolio management teams for the GE FIXED INCOME FUND, GE GOVERNMENT SECURITIES FUND and GE SHORT-TERM GOVERNMENT FUND since joining GE Asset Management in 1996. Prior to joining GE Asset Management, Mr. Healey spent over 10 years in the fixed income group at MetLife.

BRIAN HOPKINSON is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the GE INTERNATIONAL EQUITY FUND since October 1996. Prior to joining GE Asset Management, Mr. Hopkinson worked for Fiduciary Trust International in both London and New York.

ROBERT JASMINSKI is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the GE GLOBAL EQUITY FUND since September 2004. More recently, he was appointed co-manager for this Fund. Mr. Jasminski joined GE Asset Management in 1993 as a

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                                                                    (unaudited)

                                    [GRAPHIC]
                                Investment Team


PORTFOLIO MANAGER BIOGRAPHIES (continued)

fixed income specialist and has been an international equity analyst and an International Small-Cap portfolio manager since 1998.

MARK H. JOHNSON is a Senior Vice President of GE Asset Management and senior portfolio manager of Structured Products. He has been a member of the portfolio management team for the GE FIXED INCOME FUND and GE GOVERNMENT SECURITIES FUND since September 2007. Mr. Johnson joined GE in 1998 in its Employers Reinsurance Corporation as a taxable income portfolio manager. Mr. Johnson joined GE Asset Management as a Vice President and portfolio manager in 2002 and became a Senior Vice President and senior portfolio manager of Structured Products in 2007.

RALPH R. LAYMAN is the President and Chief Investment Officer -- Public Equities and a Director at GE Asset Management. He co-manages the overall international equity investments for GE Asset Management. Mr. Layman has led the team of portfolio managers for the GE INTERNATIONAL EQUITY FUND since the Fund's commencement and has been responsible for the international equity portion of the GE TOTAL RETURN FUND since September 1997. Mr. Layman joined GE Asset Management in 1991 as Senior Vice President for international investments and became and Executive Vice President in 1992 and President -- International Equities in March 2007.

THOMAS LINCOLN is a Senior Vice President of GE Asset Management. Mr. Lincoln has served on the portfolio management teams for the GE U.S. EQUITY FUND and GE TOTAL RETURN FUND since May 2007. Mr. Lincoln joined GE Asset Management in 1994 as a financial analyst in U.S. equities. Mr. Lincoln became part of the investment management team for U.S. equities at GE Asset Management in 1997 and a portfolio manager for U.S. equities in 2003.

MICHAEL E. MARTINI is a Vice President of GE Asset Management. He has served on the portfolio management team for the GE MONEY MARKET FUND since joining GE Asset Management in March of 2008. Prior to joining GE Asset Management,
Mr. Martini was a Vice President at Ceres Capital Partners LLC, where he worked at the firm's treasury desk from March 2006 to January 2008, and a Senior Vice President at Pacific Investment Management Company (PIMCO) from 1996 to 2004, where he was a portfolio manager at the firm's money market/short-term desk.

DAIZO MOTOYOSHI is a Senior Vice President of GE Asset Management. He has been a portfolio manager of the GE GLOBAL EQUITY FUND since September 2003.
Mr. Motoyoshi joined GE Asset Management in 1994 as an international equity analyst and portfolio manager and became a global equity portfolio manager in 2002. Prior to joining GE Asset Management, Mr. Motoyoshi held positions at Alliance Capital Management and Ernst & Young.

PAUL NESTRO is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the GE INTERNATIONAL EQUITY FUND since February 2007.
Mr. Nestro joined GE Asset Management in 1993 as a performance and attribution analyst in U.S. Equities. He became a senior performance and attribution analyst in 1994 and since 1996 has been an analyst and portfolio manager in the international equities group.

JAMES F. PALMIERI is a Vice President of GE Asset Management. Since March 2006, he has managed the mortgage-backed securities sector for the GE SHORT-TERM GOVERNMENT FUND. Prior to joining GE Asset Management in March 2006,
Mr. Palmieri was a Director of Investments for Constitution Corporate Federal Credit Union from February 2005 to March 2006 and a portfolio manager for CIGNA Investment Management from January 2000 to February 2005.

JONATHAN L. PASSMORE is a Senior Vice President of GE Asset Management. He has served as a portfolio manager of the GE INTERNATIONAL EQUITY FUND since January 2002. Prior to joining GE Asset Management in January 2001, he was with Merrill Lynch for six years, most recently as Director, international equity.

VITA MARIE PIKE is a Senior Vice President of GE Asset Management. She has served on the portfolio management team for the GE FIXED INCOME FUND since June 2004. Prior to joining GE Asset Management in January 2001, she was with Alliance Capital for over nine years serving in a number of different capacities including portfolio manager.

PAUL C. REINHARDT is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the GE U.S. EQUITY FUND since January 2001 and for the

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                                                                    (unaudited)

                                    [GRAPHIC]
                                Investment Team


PORTFOLIO MANAGER BIOGRAPHIES (continued)


GE CORE VALUE EQUITY FUND since April 2002.
Mr. Reinhardt joined GE Asset Management in 1982 as an equity analyst and has been a portfolio manager since 1987.

CHITRANJAN SINHA is a Vice President and senior quant analyst at GE Asset Management. He has served on the portfolio management team for GE GOVERNMENT SECURITIES FUND since September 2007. Mr. Sinha joined GE Asset Management in 1997 and became a fixed income analyst in 1998. He became Vice President --Derivative Strategies in 2002, senior quant analyst in 2003 and a portfolio manager in 2005.

MICHAEL J. SOLECKI is the Chief Investment Officer --International Equities at GE Asset Management. He has served as a portfolio manager of the GE INTERNATIONAL EQUITY FUND since September 1997. He joined GE Asset Management in 1990 as an international equity analyst. He became a Vice President for international equity portfolios in 1996 and Senior Vice President in 2000.

JUDITH A. STUDER is the Chief Market Strategist and a Director at GE Asset Management. She has led the team of portfolio managers for the GE TOTAL RETURN FUND since July 2004, and the GE SMALL-CAP EQUITY FUND since October 2009.
Ms. Studer joined GE Asset Management in August 1984. She became Senior Vice President -- U.S. Equities in 1991, Senior Vice President --International Equities in 1995, President -- Investment Strategies in July 2006 and President -- U.S. Equities in June 2007.

DIANE M. WEHNER is a Senior Vice President of GE Asset Management. She has been a portfolio manager of the GE TOTAL RETURN FUND since January 2006. Before joining GE Asset Management, Ms. Wehner was a Vice President and senior portfolio manager from January 1997 to June 2001, and associate portfolio manager from May 1995 to January 1997, with Benefit Capital Management Corporation. Ms. Wehner has served as an analyst/portfolio manager in the investment management industry since 1985.

SUB-ADVISERS TO GE SMALL-CAP EQUITY FUND

JACK FEILER is a portfolio manager and President and Chief Investment Officer at Palisade Capital Management, L.L.C. (Palisade). Mr. Feiler has over 40 years of investment experience and has served as the Chief Investment Officer at Palisade since the commencement of Palisade's operations in April 1995. He has served as a portfolio manager of the GE SMALL-CAP EQUITY FUND since its inception. Prior to joining Palisade, Mr. Feiler was a Senior Vice President --Investments at Smith Barney from 1990 to 1995.

JEFFREY SCHWARTZ, CFA, is a senior portfolio manager at Palisade. Mr. Schwartz joined Palisade in October 2004. Prior to joining Palisade, Mr. Schwartz was Vice President and senior portfolio manager of Safeco Asset Management from September 2003 to September 2004. From June 2001 to August 2003, Mr. Schwartz founded Nantucket Investment Research in Farmington Hills, MI, where he conducted independent investment research and was a private investor. From June 1992 until May 2001, Mr. Schwartz was at Munder Capital Management, most recently as a senior portfolio manager and principal.

DENNISON T. ("DAN") VERU is a managing member and Co-Investment Officer at Palisade. Since joining Palisade in March 2000, Mr. Veru has been a member of the Investment Policy Committee. Mr. Veru became a principal of Palisade in July 2004. Prior to joining Palisade, he was President and Director of Research of Awad Asset Management, a division of Raymond James Financial Mr. Veru has been a frequent guest on CNBC, CNN, Fox and Bloomberg television. Prior to Awad, Mr. Veru worked with the Palisade team from 1986 through 1992. Mr. Veru graduated from Franklin Marshall College.

SCOTT T. BRAYMAN, CFA, is a portfolio manager at Champlain Investment partners, LLC ("Champlain"). Mr. Brayman is the Managing Partner and Chief Investment Officer at Champlain and has more than 24 years of investment management experience. Mr. Brayman leads the investment team for both the small and mid-cap strategies at Champlain. Prior to joining Champlain in 2004, Mr. Brayman was a Senior Vice President and served as a portfolio manager at NL Capital Management, Inc. from 2003 to 2004, and served as a portfolio manager with Sentinel Advisers, Inc. from 1996 to 2004, where he was responsible for managing the small-cap and core mid-cap strategies. Mr. Brayman began his career as a credit analyst with the First National Bank of Maryland.

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                                                                    (unaudited)

                                    [GRAPHIC]
                                Investment Team


PORTFOLIO MANAGER BIOGRAPHIES (continued)


ROBERT J. ANSLOW, JR., is a portfolio manager at GlobeFlex Capital, LP ("GlobeFlex"). Mr. Anslow is the Managing Partner and Chief Investment Officer responsible for all portfolio management and research activities at GlobeFlex and has more than 29 years of investment management experience. Prior to co-founding GlobeFlex in 1994, Mr. Anslow was a Director of the Systematic and Global Portfolio Management/ Research Group at Nichlolas-Applegate Capital Management ("Nicholas-Applegate") from 1986 to 1994, where he built the first systematic process for international investing. Prior to Nicholas-Applegate, Mr. Anslow was responsible for systematic portfolio management and research processes at two major investment institutions: the California Public Employee's Retirement System (CalPERS) and BayBanks Investment Management of Boston.

MICHAEL W. COOK, CFA, is a portfolio manager at SouthernSun Asset Management, Inc. ("SouthernSun"). Mr. Cook, who has more than 20 years of investment management experience, is the Chief Executive Officer and Chief Investment Officer at SouthernSun and is responsible for all portfolio management activities for the firm. Prior to founding SouthernSun in 1989, Mr. Cook was a portfolio manager/analyst at Street Capital Management from 1986 to 1988, and was an account executive at Merrill Lynch from 1985 to 1986.

SUB-ADVISER TO GE TOTAL RETURN FUND

DEAN FRANKEL is a senior portfolio manager, North America Real Estate Securities, at Urdang Securities Management, Inc. ("Urdang"). Mr. Frankel joined Urdang in 1997 and has over 11 years of real estate securities investment experience. Mr. Frankel is responsible for management of Urdang's proprietary research process including the firm's Relative Value Model. In addition, Mr. Frankel analyzes and interprets implications of major events and economic trends while managing the daily operations of the North American Real Estate Securities investment team.

ERIC ROTHMAN is a portfolio manager at Urdang, where he helps direct Urdang's U.S. Real Estate Securities strategy. As portfolio manager, Mr. Rothman is responsible for will support market research, sector allocations, and real estate securities analysis. Additionally he has primary coverage responsibility for the lodging, self-storage and retail sectors. Mr. Rothman joined Urdang in 2006 and has over 14 years of real estate securities and real estate investment experience, including being a sell-side REIT analyst at Wachovia Securities from 2001 to 2006 and an analyst at AEW Capital Management, LP from 1997 to 2000.

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                                                                    (unaudited)

                                    [GRAPHIC]
                                Investment Team


TRUSTEES

Michael J. Cosgrove
John R. Costantino
William J. Lucas
Matthew J. Simpson
Robert P. Quinn

SECRETARY

Jeanne M. La Porta

ASSISTANT SECRETARY

Joseph A. Carucci
Joon Won Choe

TREASURER

Eunice Tsang

ASSISTANT TREASURER

Scott R. Fuchs

OFFICERS OF THE INVESTMENT ADVISER

James W. Ireland III, President & Chief Executive Officer

Daniel O. Colao, EVP, Chief Financial Officer

Paul M. Colonna, President & Chief Investment Officer --Fixed Income

Michael J. Cosgrove, President and Chief Executive Officer -- Mutual Funds & Intermediary Business

Robert Herlihy, Senior Vice President and Chief Compliance Officer

Ralph R. Layman, President & Chief Investment Officer -- Public Equities

Maureen B. Mitchell, President -- Institutional Sales and Marketing

Matthew J. Simpson, EVP, General Counsel and Secretary

Judith M. Studer, Chief Market Strategist

Donald W. Torey, President -- Alternative Investments

John J. Walker, EVP, Chief Operating Officer

David Wiederecht, President -- Investment Strategies



INVESTMENT ADVISER AND ADMINISTRATOR

GE Asset Management Incorporated
3001 Summer Street
P.O. Box 7900
Stamford, CT 06904-7900

DISTRIBUTOR

GE Investment Distributors, Inc
Member FINRA and SIPC

SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT

PNC Global Investment Servicing
GE Mutual Funds
P.O. Box 9838
Providence, RI 02940

CUSTODIAN

State Street Bank & Trust Company
At GE Asset Management, we're dedicated to providing the investment options you'll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 70 years. Whether you're creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

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                                                                    (unaudited)

                                    [GRAPHIC]
                           GE Fund's Brightest Stars


                                                     AVERAGE ANNUAL TOTAL RETURN**
                                                 ---------------------------------------
                                       INCEPTION  ONE    THREE  FIVE    TEN     SINCE   MORNINGSTAR(TM)***
AS OF 3/31/10                            DATE*    YEAR   YEARS  YEARS  YEARS  INCEPTION   OVERALL RATING
----------------------------------------------------------------------------------------------------------

DOMESTIC EQUITY FUNDS
----------------------------------------------------------------------------------------------------------
GE U.S. Equity Fund Class Y            11/29/93  48.87% (1.32)% 3.19%  0.99%     8.27%          ****
----------------------------------------------------------------------------------------------------------
GE Core Value Equity Fund Class A        9/8/93  46.08% (1.68)% 3.25%  1.46%     8.11%          ****
----------------------------------------------------------------------------------------------------------
GE Core Value Equity Fund Class B        9/8/93  45.10%  2.42%  2.48%  0.84%     7.77%          ****
----------------------------------------------------------------------------------------------------------
GE Core Value Equity Fund Class C       9/30/99  44.99% (2.39)% 2.48%  0.69%     1.81%          ****
----------------------------------------------------------------------------------------------------------
GE Core Value Equity Fund Class R       1/29/08  45.57%    --     --     --     (3.00)%         ****
----------------------------------------------------------------------------------------------------------
GE Core Value Equity Fund Class Y        1/5/98  46.39% (1.34)% 3.77%  1.80%     4.91%          ****
----------------------------------------------------------------------------------------------------------
GE Premier Growth Equity Fund Class R   1/29/08  49.90%    --     --     --     (0.13)%         ****
----------------------------------------------------------------------------------------------------------
GE Premier Growth Equity Fund Class Y  12/31/96  50.58% (0.11)% 2.77% (0.17)%    6.79%          ****
----------------------------------------------------------------------------------------------------------
FIXED INCOME FUNDS
----------------------------------------------------------------------------------------------------------
GE Tax Exempt Fund Class Y              9/26/97   7.00%  4.24%  3.83%  5.21%     4.75%          ****
----------------------------------------------------------------------------------------------------------

   *Commencement of operations

  **These returns do not reflect the impact of any loads or redemption fees, which are reflected in the Manager Reviews.

 ***The GE U.S. Equity Fund Class Y was rated among 1,536, 1,265 and 715 Large
    Growth Funds for the three, five and ten-year periods, respectively.

    The GE Core Value Equity Fund Class A was rated among 1,764, 1,387 and 724 Large Blend Funds for the three, five and ten-year periods, respectively.

    The GE Core Value Equity Fund Class B was rated among 1,764, 1,387 and 724 Large Blend Funds for the three, five and ten-year periods, respectively.

    The GE Core Value Equity Fund Class C was rated among 1,764, 1,387 and 724 Large Blend Funds for the three, five and ten-year periods, respectively.

    The GE Core Value Equity Fund Class R was rated among 1,764, 1,387 and 724 Large Blend Funds for the three, five and ten-year periods, respectively.

    The GE Core Value Equity Fund Class Y was rated among 1,764, 1,387 and 724 Large Blend Funds for the three, five and ten-year periods, respectively.

    The GE Premier Growth Equity Fund Class R was rated among 1,536, 1,265 and 715 Large Growth Funds for the three, five and ten-year periods, respectively.

    The GE Premier Growth Equity Fund Class Y was rated among 1,536, 1,265 and 715 Large Growth Funds for the three, five and ten-year periods, respectively.

    The GE Tax-Exempt Fund Class Y was rated among 209, 188 and 121 Muni National Interm Funds for the three, five and ten-year periods, respectively.

Past performance is no guarantee of future results. (C)2010 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five and ten-year (if applicable) Morning Rating metrics.

                                                                    (unaudited)

                                    [GRAPHIC]
                           GE Fund's Brightest Stars


The GE U.S. Equity Fund Class Y received three stars for the three year period, four stars for the five year period and four stars for the ten year period.

The GE Core Value Equity Fund Class A received four stars for the three year period, three stars for the five year period and four stars for the ten year period.

The GE Core Value Equity Fund Class B received four stars for the three year period, four stars for the five year period and three stars for the ten year period.

The GE Core Value Equity Fund Class C received four stars for the three year period, four stars for the five year period and three stars for the ten year period.

The GE Core Value Equity Fund Class R received four stars for the three year period, four stars for the five year period and three stars for the ten year period.

The GE Core Value Equity Fund Class Y received four stars for the three year period, four stars for the five year period and four stars for the ten year period.

The GE Premier Growth Equity Fund Class R received three stars for the three year period, three stars for the five year period and four stars for the ten year period.

The GE Premier Growth Equity Fund Class Y received three stars for the three year period, three stars for the five year period and four stars for the ten year period.

The GE Tax Exempt Fund Class Y received four stars for the three year period, three stars for the five year period and four stars for the ten year period.

RATINGS FOR OTHER GE FUNDS OR OTHER CLASSES OF SHARES MAY BE DIFFERENT. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morning Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five- and 10-year (if applicable) Morningstar Rating metrics.

BEFORE INVESTING IN A GE FUND, YOU SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS AND CHARGES AND EXPENSES OF THE FUND. FOR A FREE COPY OF A FUND'S PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION, PLEASE VISIT OUR WEBSITE AT WWW.GEFUNDS.COM OR CALL 1-800-242-0134. PLEASE READ THE FUND PROSPECTUS CAREFULLY BEFORE YOU INVEST.

GE Investment Distributors, Inc., Member FINRA and SIPC, is a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the GE Funds.

       THIS DOES NOT CONSTITUTE A PART OF THE FUNDS' SHAREHOLDER REPORT





INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3001 Summer Street
P.O. Box 7900
Stamford, CT 06904-7900

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
member FINRA and SIPC
3001 Summer Street
P.O. Box 7900
Stamford, CT 06904-7900

www.geam.com
--------------------------------------------------------------------------------
                               Presort Standard
                                 U.S. Postage

                                     PAID

                                 Lancaster, PA
                                Permit No. 1793
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SHAREHOLDER INQUIRIES
--------------------------------------------------------------------------------------------
Please contact your financial advisor, or if you receive account statements directly from GE Funds, call (800) 242-0134. Telephone  Y SHARE CLASS INVESTORS:
representatives are available from 8:30 am to 8:00 pm.             Contact your designated
Correspondence can be mailed to:                                   GE Asset Management
                                                                   account representative.
GE MUTUAL FUNDS
P.O. BOX 9838                                                      401(K) PLAN INVESTORS:
PROVIDENCE, RI 02940                                               Call your company's
                                                                   designated plan number.
Also, visit us on the web at geam.com.

 The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund's website at http://www.geam.com;
 and (iii) on the Commission's website at http://www.sec.gov. The Fund's Forms
 N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC - information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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                         [LOGO]   GEF-2 (3/10)  903105

       THIS DOES NOT CONSTITUTE A PART OF THE FUNDS' SHAREHOLDER REPORT





ITEM 2. CODE OF ETHICS.

		Applicable only to an annual filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

		Applicable only to an annual filing.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

		Applicable only to an annual filing.

ITEM 5. Audit Committee of Listed Registrants

         Applicable only to Closed-End Management Investment Companies.

ITEM 6. Schedule of Investments.

		Attached as part of ITEM 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Applicable only to Closed-End Management Investment Companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Applicable only to Closed-End Management Investment Companies.


ITEM 9. Purchases of Equity Securities by Closed-End Management
	Investment Company and Affiliated Purchasers.

	 Applicable only to Closed-End Management Investment Companies.

ITEM 10. Submission of Matters to a Vote of Security Holders.

	 No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

The officers providing the certifications in this report in accordance with Rule 30a-3 under the Investment Company Act of 1940 have concluded, based on their evaluation of the registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purpose described in paragraph (c) of such rule.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their last evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.



ITEM 12.  EXHIBITS.

(a)   Not applicable.

(b) Attached hereto as Exhibit 1 and Exhibit 2 are the Certifications of Michael J. Cosgrove and Eunice Tsang as principal executive officer and principal financial officer, respectively, as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)).


                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

GENERAL ELECTRIC FUNDS

By:   /S/MICHAEL J. COSGROVE
      Michael J. Cosgrove
      Chairman, GE FUNDS

Date:  June 09, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:   /S/MICHAEL J. COSGROVE
      Michael J. Cosgrove
      Chairman, GE FUNDS

Date:  June 09, 2010

By:   /S/EUNICE TSANG
      Eunice Tsang
      TREASURER, GE FUNDS

Date:  June 09, 2010

EXHIBIT INDEX

            (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

            (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.